UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

ANNUAL REPORT

September 30, 2009

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Management Discussion and Performancepage 1

Portfolio of Investmentspage 18

Financial Statementspage  55

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

In the extremely difficult market environment that characterized the end of 2008 and early 2009, widespread concern about the world’s financial markets triggered a massive flight to safety. This hurt risk markets and drove yields on U.S. Treasury securities to record lows. As the risk markets neared a bottom, Loomis Sayles Core Plus Bond Fund moved aggressively back into credit and securitized markets as well as into Treasury Inflation Protected Securities (TIPS) at attractive valuations. These moves worked well for the fund.

For the fiscal year ended September 30, 2009, the total return on Class A shares of the fund was 20.07% based on the net asset value and $0.66 in reinvested dividends. By comparison, the fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 10.56% for the fiscal period, while Morningstar’s Intermediate-Term Bond peer group returned 11.81%.

WHICH OF THE TACTICS YOU USED WAS MOST HELPFUL TO THE FUND?

Our move from a very defensive positioning in the fall of 2008 to a much more aggressive positioning late in 2008 and in 2009 as risk markets recovered was key to protecting capital through the worst of the financial crisis and participating in the upturn. Our increased allocation to higher-yielding securities was also strongly positive. Corporate bonds performed well, particularly industrials, which were the largest contributor. Strong security selection and our overweight positions in investment-grade financial and utility companies were also positive.

The recovery in the high-yield market began late in December of 2008 and continued through September of 2009. We doubled the fund’s exposure to high-yield securities during the year and began harvesting gains in earnest in the second quarter of 2009 as evidence mounted that economic conditions were stabilizing. An increasing number of companies issued new debt and some of our holdings in previously distressed companies — including Ford and GMAC — came back into favor.

DID THE DECLINE IN THE U.S. DOLLAR IMPACT THE FUND?

The fund’s significant allocation to the Japanese yen was an effective defensive measure during the closing quarter of 2008, and we sold most of the fund’s yen-denominated holdings late in 2008 at substantial gains. We opportunistically added positions in Australian and Canadian dollars to capture the anticipated rebound in commodity currencies as risk markets began to stabilize. During the summer of 2009, we shifted the fund’s remaining non-U.S.-dollar position back into Treasuries due to concerns mounting that the depreciating U.S. dollar might be overdue for a correction.

WHAT ABOUT OTHER POSITIONS? HOW DID THEY IMPACT PERFORMANCE?

Commercial mortgage-backed securities (CMBS) detracted from performance in the final quarter of 2008 and early in 2009, but this sector was very positive throughout the remainder of the fiscal year. This reflected improving investor confidence in higher-rated CMBS and support from government stimulus programs. Following a significant rally, we trimmed holdings in CMBS at a profit in the third quarter or 2009.

WHAT’S YOUR OUTLOOK?

The significant rebound from such distressed price levels and the sharp contraction in yield spreads has helped normalize most markets, but we believe there is still good value to be found should the U.S. and global economies continue to recover as expected. Going forward, the timing of the government’s exit strategy from its current levels of monetary and fiscal support, as well as investor risk preferences, will likely drive the markets over the next 12 months. Portfolio yield in the shorter maturity sectors should become increasingly important as Treasury yields start to normalize and inflation fears become more prevalent. We plan to maintain a high degree of liquidity in the fund in anticipation of what we expect to be a bumpy recovery and to take advantage of volatility we see ahead for the markets in the coming year.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value[1]	20.07%	5.88%	5.89%
With Maximum Sales Charge[2]	14.63	4.91	5.41

CLASS B (Inception 9/13/93)
Net Asset Value[1]	19.19	5.10	5.12
With CDSC[3]	14.19	4.77	5.12

CLASS C (Inception 12/30/94)
Net Asset Value[1]	19.20	5.08	5.11
With CDSC[3]	18.20	5.08	5.11

CLASS Y (Inception 12/30/94)
Net Asset Value[1]	20.37	6.16	6.26

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Aggregate Bond Index	10.56%	5.13%	6.30%
Barclays Capital U.S. Credit Bond Index	19.49	4.72	6.53
Morningstar Int.-Term Bond Fund Avg.	11.81	3.82	5.38

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	51.5	59.1
Aa	4.7	5.6
A	9.0	4.8
Baa	19.6	14.6
Ba	5.9	4.8
B	3.3	5.7
Caa	1.3	0.5
Ca	1.0	0.3
Not Rated*	1.9	3.8
Short-term and other	1.8	0.8

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	9/30/09		9/30/08
1 year or less	6.7		8.8
1-5 years	36.6		39.7
5-10 years	43.9		40.0
10+ years	12.8		11.5
Average Effective Duration	5.9	years	5.7	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.04%	0.90%
B	1.80	1.65
C	1.79	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As the credit crisis eased last spring, investors turned away from low-yielding, government-backed issues in search of better returns in other sectors. High-yield bonds in particular benefited from this renewed risk appetite. Increased demand and stronger market liquidity pushed prices of lower-rated issues sharply higher and their yields plunged. By the end of the period, spreads – the yield advantage high-yield issues have over Treasury issues of similar maturity – had narrowed dramatically from the exceptionally wide levels that had prevailed at the height of the financial crisis.

For the fiscal year ended September 30, 2009, Class A shares of Loomis Sayles High Income Fund provided a total return at net asset value of 15.97%, including $0.33 in dividends reinvested during the period. The fund underperformed its benchmark, Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 22.34% for the period. However, its performance was above the 13.16% average of the funds in Morningstar’s High Yield Bond category.

WHAT WERE THE BEST PERFORMING MARKET AREAS?

As capital returned to the credit markets in the latter part of fiscal 2009, lower-rated industrial bonds made the strongest contribution to results. The ability of lower-rated companies to refinance pending maturities brought default assumptions down significantly and enticed investors to reach for higher returns in the lower-rated portions of the market.

Improving conditions in the world financial system also spurred merger talks, notably in the consolidating pharmaceutical industry. This trend, combined with the broader debate over universal healthcare, spurred demand in the healthcare sector. As a result, consumer non-cyclicals led sector performance for the period. In terms of quality, the fund’s strongest returns came from securities rated B by Moody’s Investors Service.

WHAT CAUSED THE FUND TO LAG ITS BENCHMARK DURING THE YEAR?

In general, the fund underperformed its benchmark because its portfolio included more higher-quality issues during a period when the lower-quality sector provided the best results. Specifically, the fund was underweight in high-yield financials, where government guarantees of certain issues increased investor confidence. Subsequent infusions of capital as part of the government’s stimulus programs also enhanced performance in this area, but the fund’s participation was limited. The fund’s underweight in bonds rated CCC by Moody’s also hindered performance, as this sector recorded some of the period’s better gains. Moreover, our commitment to bank loans and Treasury securities – which are not part of the benchmark – also handicapped results, as higher-rated holdings lost favor in the second half of the year.

WHAT’S YOUR OUTLOOK?

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and U.S. economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

Global risk appetite has weakened the U.S. dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 2/22/84)
Net Asset Value[1]	15.97%	6.14%	2.31%	—
With Maximum Sales Charge[2]	10.75	5.15	1.84	—

CLASS B (Inception 9/20/93)
Net Asset Value[1]	15.06	5.32	1.55	—
With CDSC[3]	10.06	5.02	1.55	—

CLASS C (Inception 3/2/98)
Net Asset Value[1]	15.37	5.34	1.56	—
With CDSC[3]	14.37	5.34	1.56	—

CLASS Y (Inception 2/29/08)
Net Asset Value[1]	16.29	—	—	3.56%

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Barclays Capital U.S. Corporate High-Yield Bond Index	22.34%	6.13%	6.25%	8.05%
Morningstar High Yield Bond Fund Avg.	13.16	4.11	4.47	3.47

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	10.0	17.3
Aa	0.5	2.0
A	0.2	1.0
Baa	5.3	7.6
Ba	28.5	14.9
B	28.2	28.9
Caa	12.9	16.4
Ca	1.9	0.5
C	—	0.0
Not Rated*	5.6	10.1
Short-term and other	6.9	1.3

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	6.8		16.0
1-5 years	32.1		25.7
5-10 years	34.2		28.5
10+ years	26.9		29.8
Average Effective Maturity	8.6	years	8.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.40%	1.15%
B	2.15	1.90
C	2.15	1.90
Y	1.15	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Trends in global fixed-income markets reversed course in the spring of 2009, as rising optimism about an economic recovery replaced fears of a protracted worldwide recession. The changing market sentiment helped investment-grade corporate bonds, high-yield debt and emerging market securities stage strong comebacks over the second half of the 12-month period ended September 30, 2009. The robust rally offset many of the losses incurred during the previous six months.

The fund’s positioning for a global economic recovery helped drive Loomis Sayles International Bond Fund’s strong relative performance for the fiscal year ended September 30, 2009. Based on the net asset value of Class A Shares, the fund produced a total return of 20.41%, including $0.20 in dividends reinvested during the period. The fund outpaced the 15.41% return on its benchmark, Barclays Capital Global Aggregate ex-USD Bond Index and the 14.82% average return of the funds in Morningstar’s World Bond category.

WHAT FACTORS CONTRIBUTED TO THE FUND’S STRONG PERFORMANCE?

The fund’s emphasis on the U.S., U.K. and European corporate bond markets, as well as strong security selection, was primarily responsible for its outperformance. Our focus on corporate bonds had held back results during the first half of the fiscal year, but the fund was positioned well when credit markets began a recovery about halfway through the period. As investors became less risk-averse and more interested in the yield advantage that corporate bonds have over government debt, money poured into the higher-yield sectors of the fixed-income markets.

In addition to investment-grade corporate debt, holdings in high-yield corporate bonds and emerging-market securities helped propel the fund’s solid return. The fund’s overall currency strategy also helped, as our overweight position in the Norwegian krone and tactical positioning in the South Korean won also contributed to strongly positive returns.

WHICH STRATEGIES DETRACTED FROM THE FUND’S RESULTS?

While our exposure to U.S. corporate securities supported performance, the financial institutions represented in the portfolio generally detracted in the closing quarter of 2008 and early 2009 as a result of the rapid deterioration in the international financial markets.

Despite the overall success of our Scandinavian currency strategy, the fund’s performance was negatively impacted by its underweight relative to its benchmark in the Icelandic krona. The fund was also underweight in the Japanese yen, which was a drag on performance when the yen strengthened against the U.S. dollar during the latter part of the year.

WHAT’S YOUR OUTLOOK?

Despite strong performance this past quarter, we still see attractive opportunities in corporate bonds, the high-yield sectors of the securitized market and selected currencies. Yield spreads – the difference in yield between corporate bonds and Treasury securities – are still wide relative to their long-term averages and may tighten further as the economy recovers.

Market trends and conditions vary from country to country, but we believe the overall global economy is moving toward a gradual recovery. In the United States, however, we think the recovery is likely to be weak, hampered by high unemployment and sluggish consumer and investment spending. Accordingly, we limited the fund’s exposure to U.S. high-yield corporate debt. We also added to the fund’s holdings in non-U.S. dollar currencies. We also plan to reduce the duration of our U.S. dollar-based investments in anticipation of higher yields in 2010.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	SINCE INCEPTION
CLASS A (Inception 2/1/08)
Net Asset Value[1]	20.41%	7.48%
With Maximum Sales Charge[2]	15.03	4.55

CLASS C (Inception 2/1/08)
Net Asset Value[1]	19.58	6.63
With CDSC[3]	18.58	6.63

CLASS Y (Inception 2/1/08)
Net Asset Value[1]	20.73	7.63

COMPARATIVE PERFORMANCE	1 YEAR	SINCE INCEPTION
Barclays Capital Global Aggregate ex-USD Bond Index	15.41%	6.05%
Morningstar World Bond Fund Avg.	14.82	4.92

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	52.5	54.2
Aa	19.1	18.7
A	7.0	8.3
Baa	10.7	10.5
Ba	2.7	3.1
B	1.2	0.5
Caa	0.4	0.7
Not Rated*	3.3	2.3
Short-term and other	3.1	1.7

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	17.3		12.5
1-5 years	35.9		18.4
5-10 years	29.2		55.2
10+ years	17.6		13.9
Average Effective Maturity	6.7	years	8.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	2.20%	1.10%
C	2.93	1.85
Y	1.83	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

After a difficult start to the fiscal year last fall, Loomis Sayles Limited Term Government and Agency Fund experienced strong performance during the balance of the year, outperforming both its benchmark and the average return of its Morningstar peer group. The massive flight to quality, which was triggered by the financial meltdown during the closing quarter of 2008, gave way to an increasing willingness on the part of investors to accept greater risk. Price recovery in the fund’s position in mortgage-related securities was primarily responsible for the fund’s outperformance.

For the fiscal year ended September 30, 2009, the fund’s total return based on the net asset value of Class A shares was 9.05% including $0.36 in reinvested dividends. For the same period, Barclays Capital U.S. 1-5 Year Government Bond Index returned 5.43%, while Morningstar’s Short Government category returned 5.48%.

WHICH SECTORS HAD THE MOST POSITIVE IMPACT ON FUND PERFORMANCE?

Although mortgage-related and asset-backed securities offer a yield advantage over U.S. Treasury securities, they had become significantly undervalued in the latter part of 2008, as concerns surrounding the real estate and mortgage markets mounted. However, beginning in the second quarter of 2009 and continuing into the third quarter, confidence began to return to the markets and investors recognized the compelling values offered by higher-quality mortgage securities. As a result, investors’ appetite for risk led to a shift away from safety and toward securities with a combination of better income and capital appreciation potential.

Treasury inflation protected securities (TIPS) also performed well, reflecting the modest improvement in the economic outlook during the second and third quarter of 2009. Concerns about deflation eased, resulting in strengthened TIPS valuations.

WHICH SECTORS HAD A NEGATIVE IMPACT DURING THE YEAR?

The same sectors that had provided the most support for the fund in the turbulent period at the end of 2008 and early 2009 were relative underperformers during the market recovery in the second and third quarters of 2009. Investors turned their attention from Treasuries and securities issued by government sponsored entities (GSEs) toward higher-yielding, lower-quality sectors. Performance in the top-quality arena fell behind. As interest rates declined, securities with shorter maturities also lagged relative to longer-term securities with higher yields, so the fund’s relatively short maturity detracted from overall performance.

WHICH OF THE TACTICS YOU USED WAS MOST HELPFUL DURING THE PERIOD?

This fund’s mandate is to seek a high current return consistent with preservation of capital, primarily by investing in short-term government securities. However, within that framework, we strive to provide shareholders with attractive returns with as little risk as possible in any given market environment. Early in the fund’s fiscal year, we increased its holdings in TIPS because they appeared to be attractively valued. This move gave the fund yields similar to non-inflation-protected securities at a lower cost. As the year progressed, we turned our attention to securities offering even higher income potential, primarily in the mortgage-related market.

WHAT IS YOUR OUTLOOK?

For the intermediate term, we look for a gradual rise in interest rates and we believe our mortgage positions will benefit from the relatively stable interest-rate environment we see ahead. We believe the Federal Reserve Board will hold off on raising interest rates longer than the majority of investors expect, and we do not anticipate any significant shifts in the yield curve.

Despite the market’s positive performance in the latter part of 2009, we still see attractive opportunities for conservative bond investors, but we think the “rising tide lifts all boats” phenomenon may be nearing an end. Good results are likely to become harder to find.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value[1]	9.05%	4.38%	4.81%
With Maximum Sales Charge[2]	5.77	3.74	4.49

CLASS B (Inception 9/27/93)
Net Asset Value[1]	8.24	3.59	4.08
With CDSC[3]	3.24	3.24	4.08

CLASS C (Inception 12/30/94)
Net Asset Value[1]	8.24	3.60	4.08
With CDSC[3]	7.24	3.60	4.08

CLASS Y (Inception 3/31/94)
Net Asset Value[1]	9.40	4.65	5.15

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. 1-5 Year Government Bond Index	5.43%	4.51%	5.16%
Morningstar Short Gov’t Fund Avg.	5.48	3.79	4.38

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION*	9/30/09	9/30/08
Mortgage Related	42.4	70.6
Treasuries	14.6	4.6
Commercial Mortgage-Backed Securities	10.9	—
Government Owned - No Guarantee	10.0	—
Government Sponsored	8.3	—
Government Guaranteed	3.5	—
ABS Credit Card	3.4	2.7
ABS Car Loan	2.1	—
Automotive	—	1.8
Hybrid ARMs	2.0	1.6
ABS Home Equity	1.2	—
Collateralized Mortgage Obligations	0.4	0.1
ABS Other	0.3	—
Asset-Backed Securities	—	3.5
Mortgage Backed Securities	—	2.0
Short-Term Investments & Other	0.9	13.1

* Security classification changes made by Barclays Capital during the year ended 9/30/09 are not reflected in Fund Composition as of 9/30/08.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	1.9		19.0
1-5 years	83.5		74.5
5-10 years	14.6		6.5
10+ years	n/a		n/a
Average Effective Maturity	3.5	years	3.0	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.07%	0.90%
B	1.82	1.65
C	1.83	1.65
Y	0.72	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Beginning in March of 2009, signs that the recession was easing and the global economy was righting itself drew investors away from top-quality issues to seek higher returns. As a result of rigorous rallies following last winter’s severely depressed market, bond prices rose in a variety of corporate sectors and ratings categories. Resulting higher prices narrowed the extraordinarily wide spreads, or yield advantage, that had prevailed between Treasury and corporate issues during the economic crisis.

For the fiscal year ended September 30, 2009, Class A shares of Loomis Sayles Strategic Income Fund provided a total return at net asset value of 20.56%, including $0.86 in dividends and $0.08 in capital gains reinvested during the year. The fund outperformed its benchmark, Barclays Capital U.S. Aggregate Bond Index, which returned 10.56% over the period. It also outdistanced Morningstar’s Multisector Bond category, which had an average return of 13.15%.

WHAT WAS RESPONSIBLE FOR THE FUND’S STRONG PERFORMANCE?

Investment-grade corporate issues were among the best performers, with industrial bonds rated BBB by Moody’s Investor Services leading results. In addition, our emphasis on investment-grade industrials aided returns relative to the benchmark. Notable strength came from cable, wireline communications and oil field services companies. Consumer-related sectors, including healthcare and tobacco, also delivered strong performance, as did retail issues and others expected to benefit from an anticipated economic upturn. Financials were another source of positive performance, as surviving banks and other financial firms recovered from a period of exceptional stress. Real estate investment trusts and select utility companies also contributed. The high-yield sector as a whole gained the greatest impetus from investors’ renewed risk appetite, with financial securities rated CC by Moody’s Investors Service leading the way. Among high-yield industrial issues, automotive, pharmaceutical, and residential construction, as well as wireless telecommunications all boosted portfolio returns.

As currencies of commodity-rich countries rallied amid improving global growth prospects, the fund gained positive momentum from holdings denominated in the Brazilian real, the Norwegian krone, the New Zealand dollar and Indonesia’s rupiah. Although Canada’s dollar also strengthened, weak local market conditions diluted the contributions of the fund’s Canadian holdings. In contrast, strong regional markets amplified the positive impact of the fund’s euro-denominated investments.

Among convertibles, security-specific gains in the technology, wireline telecommunications and automotive industries added to results. Asset-backed obligations, especially credit-card issues, also moved higher. In addition, the fund’s relatively small positions in U.S. Treasury and government agency securities, as well as its underweight in mortgage-backed securities, proved helpful as improving risk tolerance caused investors to turn toward riskier assets in search of higher returns.

WHAT WERE THE PERIOD’S DISAPPOINTMENTS?

The fund experienced few areas of underperformance amid the widespread bullish sentiment in the past several months. High-yield electric utilities were a relative underperformer. In terms of quality categories, industrial bonds rated CCC by Moody’s detracted from the fund’s relative performance.

WHAT’S YOUR OUTLOOK?

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and U.S. economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

Global risk appetite has weakened the U.S. dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value[1]	20.56%	6.35%	9.03%	—
With Maximum Sales Charge[2]	15.14	5.38	8.53	—

CLASS B (Inception 5/1/95)
Net Asset Value[1]	19.62	5.56	8.21	—
With CDSC[3]	14.62	5.24	8.21	—

CLASS C (Inception 5/1/95)
Net Asset Value[1]	19.66	5.55	8.21	—
With CDSC[3]	18.66	5.55	8.21	—

CLASS Y (Inception 12/1/99)
Net Asset Value[1]	20.91	6.63	—	9.22%
COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION
Barclays Capital U.S. Aggregate Bond Index	10.56%	5.13%	6.30%	6.37%
Barclays Capital U.S. Universal Bond Index	10.91	5.15	6.42	6.47
Morningstar Multisector Bond Fund Avg.	13.15	4.99	6.21	6.16

See page 11 for a description of the indices.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/09	9/30/08
Aaa	15.6	18.3
Aa	6.1	4.1
A	7.4	8.1
Baa	30.8	32.0
Ba	10.5	10.0
B	6.9	10.3
Caa	8.1	7.4
Ca	3.9	0.8
C	0.0	0.0
Not Rated*	6.7	8.8
Short-term and other	4.0	0.2

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	5.7		8.6
1-5 years	25.8		20.6
5-10 years	33.1		28.2
10+ years	35.4		42.6
Average Effective Maturity	12.3	years	13.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.98%	0.98%
B	1.73	1.73
C	1.73	1.73
Y	0.73	0.73

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional, visit the funds website at www.funds.natixis.com or call Natixis Funds at 800-225-5478 and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index which provides a broad-based measure of the international investment-grade bond market.

Barclays Capital U.S. Corporate High-Yield Bond Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Barclays Capital U.S. Credit Bond Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Barclays Capital U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and contingent deferred sales charges on redemptions; certain exchange fees; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2009 through September 30, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,156.70	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
CLASS B
Actual	$1,000.00	$1,152.70	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS C
Actual	$1,000.00	$1,152.30	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS Y
Actual	$1,000.00	$1,158.40	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,321.70	$6.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
CLASS B
Actual	$1,000.00	$1,319.60	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
CLASS C
Actual	$1,000.00	$1,319.80	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
CLASS Y
Actual	$1,000.00	$1,323.60	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,229.20	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
CLASS C
Actual	$1,000.00	$1,225.30	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
CLASS Y
Actual	$1,000.00	$1,229.70	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and 0.85%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,050.60	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56
CLASS B
Actual	$1,000.00	$1,047.70	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS C
Actual	$1,000.00	$1,047.70	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
CLASS Y
Actual	$1,000.00	$1,052.80	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.65%, 1.65% and 0.65%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,331.70	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96
CLASS B
Actual	$1,000.00	$1,327.00	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.74
CLASS C
Actual	$1,000.00	$1,326.20	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.74
CLASS Y
Actual	$1,000.00	$1,333.90	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60

*	Expenses are equal to the Fund’s annualized expense ratio: 0.98%, 1.73%, 1.73% and 0.71% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser ( the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Funds grew in size.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund had a limited operating history, (2) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Fund’s investment objective and policies (3) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term (4) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups, and (5) reductions in the Fund’s expense levels resulting from decreased expenses were not yet fully reflected in the Fund’s performance results.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2008, all of the Natixis Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Strategic Income Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that for the Loomis Sayles Strategic Income Fund, the Fund’s total expense ratio was below the median even though the advisory fee was above the median and they noted that they had recently implemented an additional breakpoint in the Fund’s advisory fee schedule. The Trustees also noted that while the Loomis Sayles Limited Term Government and Agency Fund’s advisory fee was above the median for its peer group of funds, after the application of the Fund’s expense cap, it was below the median.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap or waiver. For Loomis Sayles Strategic Income Fund, the Trustees noted that they had recently implemented an additional breakpoint in response to the growth of assets in the Fund. The Trustees further considered the effect of recent market volatility on all of the Fund’s assets and possible effect on the Fund’s future profitability. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

Bonds and Notes — 96.3% of Net Assets
	ABS Home Equity — 0.6%
$1,017,940	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	$765,387
836,743	Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.470%, 3/25/2032	699,644

		1,465,031

	Automotive — 0.9%
1,640,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	1,539,327
810,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	751,490

		2,290,817

	Banking — 6.1%
2,105,000	Barclays Bank PLC, 6.750%, 5/22/2019	2,354,306
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,484,941
2,135,000	Citigroup, Inc., 6.500%, 8/19/2013	2,241,214
1,115,000	Citigroup, Inc., 8.125%, 7/15/2039	1,248,119
625,000	Goldman Sachs Group, Inc. (The), 5.300%, 2/14/2012	660,291
1,040,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	1,093,990
1,560,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	1,674,387
1,670,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	1,756,334
800,000	Morgan Stanley, 4.000%, 1/15/2010	806,230
615,000	Morgan Stanley, 5.375%, 10/15/2015	634,822
100,000	Morgan Stanley, 6.750%, 4/15/2011	106,627
835,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	882,948
835,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	831,834

		15,776,043

	Building Materials — 1.5%
2,520,000	Holcim Capital Corp. Ltd., 144A, 6.875%, 9/29/2039	2,596,895
815,000	Owens Corning, Inc., 7.000%, 12/01/2036	667,798
795,000	USG Corp., 6.300%, 11/15/2016	675,750

		3,940,443

	Chemicals — 0.5%
1,000,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	1,207,713

	Commercial Mortgage-Backed Securities — 7.2%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	803,235

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	$859,204
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,295,483
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,247,215
1,200,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.667%, 6/11/2040(b)	1,183,159
145,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	130,526
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.095%, 12/10/2049(b)	900,310
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	714,745
1,800,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,795,601
960,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.918%, 7/10/2038(b)	878,303
274,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	247,456
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,001,888
1,375,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.875%, 4/15/2045(b)	1,278,701
850,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	730,316
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,712,618
900,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.650%, 6/11/2042(b)	849,315
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	1,139,794
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	1,863,884

		18,631,753

	Consumer Products — 0.2%
255,000	Whirlpool Corp., 8.000%, 5/01/2012	275,248
250,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	279,656

		554,904

	Distributors — 0.3%
605,000	EQT Corp., 8.125%, 6/01/2019	690,529

	Diversified Manufacturing — 2.7%
1,200,000	Crane Co., 6.550%, 11/15/2036(c)	1,177,523

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Diversified Manufacturing — continued
$2,145,000	General Electric Co., 5.250%, 12/06/2017	$2,201,306
2,790,000	Hutchison Whampoa International Ltd., 144A, 5.750%, 9/11/2019	2,806,857
760,000	Timken Co. (The), 6.000%, 9/15/2014	789,532

		6,975,218

	Electric — 2.4%
290,000	AES Corp. (The), 7.750%, 10/15/2015	291,450
570,000	AES Corp. (The), 8.000%, 10/15/2017	573,563
715,000	AES Corp. (The), 8.000%, 6/01/2020	709,637
110,000	CMS Energy Corp., 8.750%, 6/15/2019	119,657
950,000	Enersis SA, Chile, 7.375%, 1/15/2014	1,048,121
630,000	Exelon Generation Co. LLC, 5.200%, 10/01/2019	636,894
1,535,000	Exelon Generation Co. LLC, 6.250%, 10/01/2039	1,566,716
690,000	Ipalco Enterprises, Inc., 144A, 7.250%, 4/01/2016	691,725
590,000	Southern California Edison Co., 7.625%, 1/15/2010	601,083

		6,238,846

	Environmental — 0.2%
545,000	Waste Management, Inc., 7.375%, 3/11/2019	634,240

	Financial Other — 0.6%
1,430,000	HKCG Finance Ltd., 144A, 6.250%, 8/07/2018	1,570,367

	Food & Beverage — 2.6%
560,000	Anheuser-Busch Cos., Inc., 4.500%, 4/01/2018	543,080
605,000	Bunge Ltd. Finance Co., 8.500%, 6/15/2019	697,462
2,235,000	Del Monte Corp., 144A, 7.500%, 10/15/2019	2,257,350
1,015,000	Dr Pepper Snapple Group, Inc., 6.820%, 5/01/2018	1,153,835
915,000	Kraft Foods, Inc., 6.125%, 8/23/2018	970,532
1,040,000	Smithfield Foods, Inc., 144A, 10.000%, 7/15/2014	1,092,000

		6,714,259

	Government Guaranteed — 0.4%
910,000	JPMorgan Chase & Co., 2.125%, 6/22/2012, (FDIC insured)	923,341

	Government Owned — No Guarantee — 0.9%
1,280,000	Export-Import Bank of Korea, 8.125%, 1/21/2014	1,466,217
750,000	Qtel International Finance Ltd., 144A, 7.875%, 6/10/2019	857,431

		2,323,648

Principal Amount	Description	Value (†)

	Health Insurance — 0.6%
$1,470,000	WellPoint, Inc., 7.000%, 2/15/2019	$1,671,033

	Healthcare — 1.0%
190,000	Express Scripts, Inc., 7.250%, 6/15/2019	223,146
575,000	HCA, Inc., 7.500%, 12/15/2023	464,179
685,000	HCA, Inc., 9.125%, 11/15/2014	707,262
485,000	Hospira, Inc., 6.050%, 3/30/2017	507,880
670,000	Medco Health Solutions, 7.250%, 8/15/2013	749,723

		2,652,190

	Hybrid ARMs — 0.9%
1,117,659	FHLMC, 5.980%, 11/01/2036(b)	1,174,939
1,104,898	FNMA, 6.026%, 2/01/2037(b)	1,174,915
120,903	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 4.552%, 1/25/2037(b)	112,760

		2,462,614

	Independent Energy — 1.6%
1,710,000	Anadarko Petroleum Corp., 6.950%, 6/15/2019	1,906,450
2,000,000	XTO Energy, Inc., 6.375%, 6/15/2038	2,127,554

		4,034,004

	Lodging — 0.6%
1,390,000	Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	1,563,750

	Media Cable — 2.1%
590,000	Comcast Corp., 6.450%, 3/15/2037	624,745
1,770,000	Comcast Corp., 6.950%, 8/15/2037	1,975,607
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	799,553
1,760,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	2,127,305

		5,527,210

	Metals & Mining — 1.1%
1,010,000	ArcelorMittal, 9.850%, 6/01/2019	1,194,632
790,000	Rio Tinto Finance (USA) Ltd., 9.000%, 5/01/2019	969,783
710,000	United States Steel Corp., 6.650%, 6/01/2037	579,103

		2,743,518

	Mortgage Related — 16.9%
721,470	FHLMC, 4.000%, 7/01/2019	750,406
1,499,037	FHLMC, 4.500%, 12/01/2034	1,524,646
349,803	FHLMC, 5.000%, 11/01/2018	371,941

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$983,685	FHLMC 5.500%, with various maturities in 2018(d)	$1,054,747
142,523	FHLMC, 6.000%, 6/01/2035	151,573
577,436	FNMA, 4.000%, 6/01/2019	600,596
5,769,643	FNMA 4.500%, with various maturities from 2019 to 2035(d)	5,964,505
782,549	FNMA, 5.500%, 5/01/2018	837,510
7,225,983	FNMA 6.000%, with various maturities from 2016 to 2039(d)	7,650,895
3,295,592	FNMA 6.500%, with various maturities from 2029 to 2037(d)	3,531,964
151,800	FNMA 7.000%, with various maturities in 2030(d)	167,567
174,950	FNMA 7.500%, with various maturities from 2024 to 2032(d)	195,964
5,049,511	GNMA 5.000%, with various maturities from 2035 to 2038(d)	5,241,610
11,465,903	GNMA 5.500%, with various maturities from 2034 to 2039(d)	12,060,450
2,376,967	GNMA 6.000%, with various maturities from 2029 to 2037(d)	2,517,115
456,462	GNMA 6.500%, with various maturities from 2028 to 2032(d)	492,236
293,761	GNMA 7.000%, with various maturities from 2025 to 2029(d)	323,799
107,647	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	120,422
58,955	GNMA, 8.000%, 11/15/2029	67,026
94,983	GNMA 8.500%, with various maturities from 2017 to 2023(d)	107,601
17,021	GNMA 9.000%, with various maturities in 2016(d)	18,599
35,492	GNMA 11.500%, with various maturities from 2013 to 2015(d)	39,752

		43,790,924

	Non-Captive Consumer — 0.9%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	793,993
245,000	SLM Corp., MTN, 5.050%, 11/14/2014	180,098
215,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	171,153
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	75,255
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	26,788
420,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	263,606
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	905,162

		2,416,055

	Non-Captive Diversified — 2.0%
745,000	General Electric Capital Corp., 5.875%, 1/14/2038	683,225
1,180,000	General Electric Capital Corp., Series A, MTN, 5.625%, 9/15/2017	1,194,790

Principal Amount	Description	Value (†)

	Non-Captive Diversified — continued
$1,842,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	$1,694,640
571,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	459,655
465,000	International Lease Finance Corp., 5.000%, 4/15/2010	451,595
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	164,401
120,000	International Lease Finance Corp., Series R, MTN, 5.300%, 5/01/2012	100,859
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	32,683
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	152,378
285,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	218,747

		5,152,973

	Oil Field Services — 0.4%
190,000	Nabors Industries, Inc., 6.150%, 2/15/2018	190,474
730,000	Nabors Industries, Inc., 9.250%, 1/15/2019	867,541

		1,058,015

	Paper — 1.7%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	508,500
755,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	694,600
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	727,650
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	368,650
1,730,000	International Paper Co., 9.375%, 5/15/2019	2,025,650

		4,325,050

	Pipelines — 1.2%
1,150,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	1,261,669
705,000	ONEOK Partners LP, 8.625%, 3/01/2019	841,593
830,000	TEPPCO Partners LP, 7.550%, 4/15/2038	979,038

		3,082,300

	Property & Casualty Insurance — 0.6%
760,000	Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	952,386
475,000	Willis North America, Inc., 6.200%, 3/28/2017	464,970
245,000	Willis North America, Inc., 7.000%, 9/29/2019	251,914

		1,669,270

	Refining — 0.4%
965,000	Valero Energy Corp., 9.375%, 3/15/2019	1,124,489

	Sovereigns — 1.7%
1,065,000	Emirate of Abu Dhabi, 144A, 6.750%, 4/08/2019	1,189,377

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Sovereigns — continued
$1,155,000	Indonesia Government International Bond, 144A, 7.750%, 1/17/2038	$1,276,275
1,125,000	Republic of Korea, 7.125%, 4/16/2019	1,319,483
545,000	Taqa Abu Dhabi National Energy, 144A, 6.250%, 9/16/2019	549,027

		4,334,162

	Technology — 2.1%
745,000	Corning, Inc., 7.250%, 8/15/2036	786,031
440,000	Equifax, Inc., 7.000%, 7/01/2037	432,276
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,278,928
215,000	Jabil Circuit, Inc., 7.750%, 7/15/2016	218,225
85,000	Motorola, Inc., 6.500%, 9/01/2025	71,832
115,000	Motorola, Inc., 6.500%, 11/15/2028	94,853
185,000	Motorola, Inc., 6.625%, 11/15/2037	154,937
279,000	Xerox Corp., 5.500%, 5/15/2012	292,549
1,435,000	Xerox Corp., 6.350%, 5/15/2018	1,491,835
683,000	Xerox Corp., 6.400%, 3/15/2016	715,610

		5,537,076

	Tobacco — 0.6%
1,590,000	Reynolds American, Inc., 7.250%, 6/15/2037	1,574,763

	Treasuries — 26.1%
6,555,000	U.S. Treasury Bond, 3.500%, 2/15/2039	5,938,423
5,617,000	U.S. Treasury Note, 0.875%, 12/31/2010	5,641,136
5,430,000	U.S. Treasury Note, 0.875%, 5/31/2011	5,442,940
2,325,000	U.S. Treasury Note, 1.000%, 7/31/2011	2,331,631
4,885,000	U.S. Treasury Note, 2.375%, 8/31/2010	4,973,160
1,000,000	U.S. Treasury Note, 2.625%, 6/30/2014	1,017,812
2,670,000	U.S. Treasury Note, 2.625%, 7/31/2014	2,714,640
3,810,000	U.S. Treasury Note, 2.750%, 2/15/2019	3,635,871
22,870,000	U.S. Treasury Note, 3.125%, 5/15/2019	22,503,714
3,545,000	U.S. Treasury Note, 3.250%, 7/31/2016	3,628,088
2,205,000	U.S. Treasury Note, 3.625%, 1/15/2010	2,227,050
3,105,000	U.S. Treasury Note, 3.625%, 8/15/2019	3,186,991

Principal Amount	Description	Value (†)

	Treasuries — continued
$1,060,000	U.S. Treasury Note, 3.750%, 11/15/2018	$1,096,852
3,005,000	U.S. Treasury Note, 4.625%, 2/15/2017	3,326,862

		67,665,170

	Wireless — 2.0%
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	8,975
15,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	13,275
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,467,921
2,695,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,250,325
1,420,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	1,363,200

		5,103,696

	Wirelines — 4.7%
1,095,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	1,111,425
3,428,000	Embarq Corp., 7.995%, 6/01/2036	3,581,622
1,275,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,163,437
210,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	172,725
460,000	Qwest Corp., 6.875%, 9/15/2033	372,600
850,000	Qwest Corp., 7.250%, 9/15/2025	733,125
255,000	Qwest Corp., 7.250%, 10/15/2035	205,275
1,790,000	Qwest Corp., 7.500%, 6/15/2023	1,628,900
590,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	575,173
1,700,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	1,920,781
600,000	Telemar Norte Leste SA, 144A, 9.500%, 4/23/2019	717,000

		12,182,063

	Total Bonds and Notes (Identified Cost $235,840,892)	249,607,477

Shares
Preferred Stocks — 0.3%
	Diversified Financial Services — 0.1%
532	Preferred Blocker, Inc., 7.000%, 144A	309,375

	Thrifts & Mortgage Finance — 0.2%
256,000	Federal National Mortgage Association, 6.750%(e)(f)	401,920
4,200	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(f)	6,762

		408,682

	Total Preferred Stocks (Identified Cost $1,717,444)	718,057

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 4.5%
$11,737,039	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $11,737,039 on 10/01/2009, collateralized by $11,870,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $11,973,863, including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $11,737,039)	$11,737,039

	Total Investments — 101.1% (Identified Cost $249,295,375)(a)	262,062,573
	Other assets less liabilities — (1.1)%	(2,780,871)

	Net Assets — 100.0%	$259,281,702

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $250,658,047 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,511,656
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,107,130)

	Net unrealized appreciation	$11,404,526

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of this security amounted to $1,177,523 or 0.5% of net assets.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $24,479,902 or 9.4% of net assets.

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	26.1%
Mortgage Related	16.9
Commercial Mortgage-Backed Securities	7.2
Banking	6.1
Wirelines	4.7
Diversified Manufacturing	2.7
Food & Beverage	2.6
Electric	2.4
Technology	2.1
Media Cable	2.1
Non-Captive Diversified	2.0
Wireless	2.0
Other Investments, less than 2% each	19.7
Short-Term Investments	4.5

Total Investments	101.1
Other assets less liabilities	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.9% of Net Assets
	ABS Car Loan — 0.1%
$85,000	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.273%, 5/15/2013(b)	$83,382
100,000	Capital One Auto Finance Trust, Series 2007-C, Class A4, 5.230%, 7/15/2014	97,803

		181,185

	ABS Credit Card — 0.1%
100,000	HSBC Private Label Credit Card Master Note Trust, Series 2007-1, Class B, 0.353%, 12/16/2013(b)	96,345

	ABS Home Equity — 1.3%
117,055	Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2B, 0.356%, 8/25/2036(b)	96,860
606,666	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.396%, 8/25/2036(b)	398,231
351,975	HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1, 0.296%, 12/25/2036(b)	237,652
528,673	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.446%, 1/25/2036(b)	353,210
188,570	Residential Asset Mortgage Products, Inc. Series 2006-RZ3, Class A2, 0.406%, 8/25/2036(b)	149,117
2,000,000	Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A2, 0.426%, 8/25/2046(b)	1,195,356

		2,430,426

	Aerospace & Defense — 2.6%
1,590,000	BE Aerospace, Inc., 8.500%, 7/01/2018	1,629,750
600,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	579,000
2,900,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	2,530,250

		4,739,000

	Airlines — 0.3%
49,894	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	43,907
310,216	Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022	288,501
180,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	154,800

		487,208

	Automotive — 2.5%
450,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011 (GBP)	704,784
420,000	Ford Motor Co., 6.375%, 2/01/2029	302,400
65,000	Ford Motor Co., 6.625%, 2/15/2028	46,800
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	878,400
40,000	Ford Motor Co., 7.500%, 8/01/2026	29,200
130,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	122,020
105,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	101,977

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$310,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	$297,652
1,320,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	1,268,516
150,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	139,165
635,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	552,450
225,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	244,125

		4,687,489

	Banking — 0.3%
290,000	Citigroup, Inc., 5.000%, 9/15/2014	275,959
200,000	Merrill Lynch & Co., Inc., 7.750%, 5/14/2038	225,384

		501,343

	Building Materials — 0.9%
750,000	Masco Corp., 4.800%, 6/15/2015	688,259
50,000	Masco Corp., 6.500%, 8/15/2032	40,456
345,000	Masco Corp., 7.750%, 8/01/2029	311,932
625,000	USG Corp., 6.300%, 11/15/2016	531,250
65,000	USG Corp., 144A, 9.750%, 8/01/2014	67,925

		1,639,822

	Chemicals — 0.3%
855,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	475,594

	Collateralized Mortgage Obligations — 0.6%
636,066	Lehman Mortgage Trust, Series 2006-6, Class 5A1, 0.746%, 12/25/2036(b)	458,308
561,254	Residential Accredit Loans, Inc., Series 2005-QA13, Class 2A1, 5.813%, 12/25/2035(b)	249,690
226,043	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1, 0.546%, 8/25/2037(b)	125,726
498,224	WaMu Mortgage Pass Through Certificates, Series 2006-AR10, Class 1A1, 5.922%, 9/25/2036(b)	371,967

		1,205,691

	Commercial Mortgage-Backed Securities — 3.1%
100,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	95,450
100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	90,018
550,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	497,045
800,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.816%, 12/10/2049(b)	720,892

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$100,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	$79,223
650,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	585,283
1,375,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	1,218,543
520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(b)	454,517
100,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	84,295
866,149	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.366%, 7/25/2037(b)	389,767
300,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.650%, 6/11/2042(b)	283,105
400,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	388,015
300,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4, 5.418%, 1/15/2045(b)	273,121
645,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	580,775

		5,740,049

	Construction Machinery — 1.4%
40,000	Joy Global, Inc., 6.625%, 11/15/2036	37,271
350,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	337,750
165,000	United Rentals North America, Inc., Convertible, 1.875%, 10/15/2023	155,925
2,245,000	United Rentals North America, Inc., 7.000%, 2/15/2014	1,953,150
15,000	United Rentals North America, Inc., 7.750%, 11/15/2013	13,500
150,000	United Rentals North America, Inc., 144A, 10.875%, 6/15/2016	160,500

		2,658,096

	Consumer Products — 0.1%
260,000	Acco Brands Corp., 7.625%, 8/15/2015	215,800

	Diversified Manufacturing — 0.1%
150,000	Trinity Industries, Inc., Convertible, 3.875%, 6/01/2036	110,625

	Electric — 4.4%
35,000	AES Corp. (The), 8.000%, 10/15/2017	35,219
2,740,000	AES Corp. (The), 8.000%, 6/01/2020	2,719,450
213,669	AES Ironwood LLC, 8.857%, 11/30/2025	196,041
23,517	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	22,165

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$555,000	CMS Energy Corp., Convertible, 5.500%, 6/15/2029	$634,781
220,000	CMS Energy Corp., 8.750%, 6/15/2019	239,314
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	288,750
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	123,300
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	694,788
2,230,000	Edison Mission Energy, 7.625%, 5/15/2027	1,594,450
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	63,000
775,000	NRG Energy, Inc., 7.375%, 1/15/2017	749,812
195,000	TXU Corp., Series P, 5.550%, 11/15/2014	133,077
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	469,458
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	166,430

		8,130,035

	Food & Beverage — 1.5%
845,000	ARAMARK Corp., 8.500%, 2/01/2015	852,394
710,000	Aramark Services, Inc., 5.000%, 6/01/2012	670,950
600,000	CCL Finance Ltd., 144A, 9.500%, 8/15/2014	637,500
570,000	Tyson Foods, Inc., 7.850%, 4/01/2016	581,400

		2,742,244

	Government Guaranteed — 0.1%
275,000	Canada Housing Trust, 3.550%, 9/15/2013 (CAD)	267,127

	Government Owned — No Guarantee — 0.1%
160,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(g)	173,888

	Healthcare — 6.4%
660,000	Affymetrix, Inc., Convertible, 3.500%, 1/15/2038	531,300
105,000	Boston Scientific Corp., 6.400%, 6/15/2016	106,444
95,000	Boston Scientific Corp., 7.000%, 11/15/2035	87,044
385,000	CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	394,625
495,000	HCA, Inc., 5.750%, 3/15/2014	436,837
155,000	HCA, Inc., 6.250%, 2/15/2013	148,025
10,000	HCA, Inc., 6.300%, 10/01/2012	9,600
50,000	HCA, Inc., 6.375%, 1/15/2015	44,500
205,000	HCA, Inc., 6.500%, 2/15/2016	181,937

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$35,000	HCA, Inc., 7.050%, 12/01/2027	$26,545
1,070,000	HCA, Inc., 7.190%, 11/15/2015	991,080
630,000	HCA, Inc., 7.500%, 12/15/2023	508,579
700,000	HCA, Inc., 7.500%, 11/06/2033	541,644
40,000	HCA, Inc., 7.690%, 6/15/2025	32,482
480,000	HCA, Inc., 8.360%, 4/15/2024	390,594
670,000	HCA, Inc., MTN, 7.580%, 9/15/2025	542,057
1,685,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,320,695
1,520,000	Hologic, Inc., Convertible, (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(c)	1,242,600
40,000	Life Technologies Corp., Convertible, 1.500%, 2/15/2024	43,700
1,368,000	Omnicare, Inc., Convertible, 3.250%, 12/15/2035	1,049,940
380,000	Psychiatric Solutions, Inc., 144A, 7.750%, 7/15/2015	357,200
435,000	Psychiatric Solutions, Inc., 7.750%, 7/15/2015	419,775
255,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	198,900
190,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	188,100
1,833,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	1,913,194
60,000	Tenet Healthcare Corp., 9.875%, 7/01/2014	61,650

		11,769,047

	Home Construction — 3.9%
755,000	D.R. Horton, Inc., 6.500%, 4/15/2016	742,731
620,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	579,700
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	402,825
315,000	KB Home, 5.750%, 2/01/2014	302,400
360,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	339,300
1,790,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	1,745,250
580,000	Lennar Corp., Series B, 5.600%, 5/31/2015	535,050
830,000	Lennar Corp., Series B, 6.500%, 4/15/2016	780,200
1,325,000	Pulte Homes, Inc., 6.000%, 2/15/2035	1,000,375
495,000	Pulte Homes, Inc., 6.375%, 5/15/2033	381,150
380,000	Pulte Homes, Inc., 7.875%, 6/15/2032	334,400

		7,143,381

Principal Amount (‡)	Description	Value (†)

	Independent Energy — 6.7%
$475,000	Chesapeake Energy Corp., Convertible, 2.250%, 12/15/2038	$355,063
40,000	Chesapeake Energy Corp., 6.375%, 6/15/2015	37,150
3,295,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	3,023,162
790,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	703,100
620,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	505,300
500,000	Connacher Oil and Gas Ltd., 144A, 11.750%, 7/15/2014	532,500
825,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	779,625
435,000	Penn Virginia Corp., Convertible, 4.500%, 11/15/2012	391,500
790,000	PetroHawk Energy Corp., 7.875%, 6/01/2015	778,150
355,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	328,121
200,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	190,863
3,127,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	2,713,992
1,260,000	SandRidge Energy, Inc., 144A, 8.000%, 6/01/2018	1,212,750
1,065,000	Swift Energy Co., 7.125%, 6/01/2017	926,550

		12,477,826

	Industrial Other — 0.2%
245,000	Incyte Corp., Convertible, 3.500%, 2/15/2011	238,875
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	112,000

		350,875

	Lodging — 4.1%
170,000	Felcor Lodging Trust, Inc., 144A, 10.000%, 10/01/2014	164,475
615,000	Host Hotels & Resorts LP, 6.375%, 3/15/2015	582,713
55,000	Host Hotels & Resorts LP, 6.750%, 6/01/2016	52,250
80,000	Host Hotels & Resorts LP, 6.875%, 11/01/2014	78,200
105,000	Host Hotels & Resorts LP, Convertible, 144A, 3.250%, 4/15/2024	105,000
1,690,000	Host Hotels & Resorts, Inc., Convertible, 144A, 2.625%, 4/15/2027	1,552,687
135,000	Royal Caribbean Cruises Ltd., 6.875%, 12/01/2013	125,888
2,000,000	Royal Caribbean Cruises Ltd., 7.000%, 6/15/2013	1,905,000
670,000	Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	619,750
2,590,000	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 5/15/2018	2,444,312

		7,630,275

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Media Cable — 2.1%
$1,114,000	CSC Holdings, Inc., Senior Note, 7.625%, 7/15/2018	$1,130,710
250,000	CSC Holdings, Inc., 7.875%, 2/15/2018	255,000
180,000	CSC Holdings, Inc., 144A, 8.625%, 2/15/2019	190,350
1,570,000	Virgin Media Finance PLC, 8.750%, 4/15/2014	1,601,400
670,000	Virgin Media Finance PLC, 9.500%, 8/15/2016	705,175

		3,882,635

	Media Non-Cable — 1.2%
175,000	Intelsat Corp., 6.875%, 1/15/2028	145,250
1,765,000	Intelsat Subsidiary Holding Co. Ltd., 8.500%, 1/15/2013	1,787,062
160,000	Intelsat Subsidiary Holding Co. Ltd., 144A, 8.875%, 1/15/2015	162,000
85,000	R.H. Donnelley Corp., 6.875%, 1/15/2013(d)	4,888
25,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(d)	1,438
160,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(d)	9,200
615,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(d)	35,362
155,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(d)	8,913

		2,154,113

	Metals & Mining — 1.8%
355,000	ArcelorMittal, 9.850%, 6/01/2019	419,895
245,000	Steel Dynamics, Inc., Convertible, 5.125%, 6/15/2014	289,100
410,000	Steel Dynamics, Inc., 6.750%, 4/01/2015	392,575
580,000	Steel Dynamics, Inc., 7.375%, 11/01/2012	585,800
1,145,000	Steel Dynamics, Inc., 144A, 8.250%, 4/15/2016	1,150,725
355,000	United States Steel Corp., 6.050%, 6/01/2017	331,567
125,000	United States Steel Corp., 7.000%, 2/01/2018	120,047

		3,289,709

	Non-Captive Consumer — 2.2%
60,000	SLM Corp., MTN, 5.050%, 11/14/2014	44,106
40,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	38,867
20,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	15,921
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	6,271
4,260,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	3,260,510
5,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,138

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
735,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)(e)(f)	$497,545
245,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	195,387

		4,061,745

	Non-Captive Diversified — 2.3%
1,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012 (SGD)	877,120
66,000	GMAC, Inc., 144A, 5.375%, 6/06/2011	60,885
172,000	GMAC, Inc., 144A, 5.750%, 9/27/2010	165,980
412,000	GMAC, Inc., 144A, 6.000%, 4/01/2011	386,250
398,000	GMAC, Inc., 144A, 6.000%, 12/15/2011	368,150
208,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	191,360
2,041,000	GMAC, Inc., 144A, 6.750%, 12/01/2014	1,734,850
24,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	19,320
590,000	General Motors Acceptance Corp. of Canada, EMTN, 7.125%, 9/13/2011 (AUD)	478,858
80,000	iStar Financial, Inc., 5.850%, 3/15/2017	41,800
10,000	iStar Financial, Inc., 5.875%, 3/15/2016	5,500
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	8,550

		4,338,623

	Oil Field Services — 1.3%
490,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	384,650
380,000	Basic Energy Services, Inc., 144A, 11.625%, 8/01/2014	402,800
350,000	Compagnie Generale de Geophysique-Veritas, 144A, 9.500%, 5/15/2016	370,125
170,000	Complete Production Services, Inc., 8.000%, 12/15/2016	154,700
30,000	Key Energy Services, Inc., 8.375%, 12/01/2014	28,500
1,052,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	1,030,960

		2,371,735

	Packaging — 0.1%
175,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	175,438

	Paper — 2.9%
340,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	302,600
160,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	144,000
1,071,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	985,320
815,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	806,850

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$2,305,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	$2,328,050
35,000	Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017	34,212
200,000	Georgia-Pacific LLC, 9.500%, 12/01/2011	213,000
485,000	International Paper Co., 5.250%, 4/01/2016	485,239

		5,299,271

	Pharmaceuticals — 5.0%
2,340,000	Elan Finance PLC, 8.875%, 12/01/2013	2,357,550
1,865,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	1,899,969
950,000	Human Genome Sciences, Inc., Convertible, 2.250%, 10/15/2011	1,314,563
840,000	Human Genome Sciences, Inc., Convertible, 2.250%, 8/15/2012	1,046,850
785,000	Kendle International, Inc., Convertible, 3.375%, 7/15/2012	692,763
1,521,000	Nektar Therapeutics, Convertible, 3.250%, 9/28/2012	1,380,307
505,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 4.000%, 11/15/2013	543,506

		9,235,508

	Pipelines — 1.7%
2,285,000	El Paso Corp., 6.950%, 6/01/2028	1,900,791
225,000	El Paso Corp., 7.000%, 6/15/2017	220,500
405,000	El Paso Corp., 7.420%, 2/15/2037	347,818
110,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	100,883
235,000	El Paso Corp., GMTN, 8.050%, 10/15/2030	217,206
130,000	El Paso Natural Gas Co., 8.375%, 6/15/2032	156,077
175,000	Kinder Morgan, Inc., 6.500%, 9/01/2012	179,813

		3,123,088

	Refining — 0.4%
150,000	Petroplus Finance Ltd., 144A, 6.750%, 5/01/2014	140,438
745,000	Petroplus Finance Ltd., 144A, 7.000%, 5/01/2017	677,950

		818,388

	REITs — 0.3%
195,000	ProLogis, Convertible, 1.875%, 11/15/2037	166,481
170,000	ProLogis, Convertible, 2.250%, 4/01/2037	153,213
100,000	ProLogis, 5.625%, 11/15/2015	90,871
45,000	ProLogis, 5.750%, 4/01/2016	40,252

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$80,000	ProLogis, 6.625%, 5/15/2018	$73,871

		524,688

	Retailers — 2.5%
250,000	Dillard’s, Inc., 6.625%, 1/15/2018	190,000
105,000	Dillard’s, Inc., 7.130%, 8/01/2018	81,637
545,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	449,625
765,000	Macy’s Retail Holdings, Inc., 5.900%, 12/01/2016	700,887
510,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	401,800
30,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	21,870
210,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	165,662
1,115,000	Toys R Us Property Co. I LLC, 144A, 10.750%, 7/15/2017	1,198,625
1,600,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,392,000
20,000	Toys R Us, Inc., 7.875%, 4/15/2013	19,200

		4,621,306

	Sovereigns — 1.9%
423,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	3,076,862
350,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010 (AUD)(g)	318,070
4,504,661	Republic of Uruguay, 4.250%, 4/05/2027 (UYU)	193,324

		3,588,256

	Supermarkets — 0.9%
300,000	American Stores Co., 8.000%, 6/01/2026	270,000
750,000	New Albertson’s, Inc., 7.450%, 8/01/2029	645,000
190,000	New Albertson’s, Inc., 7.750%, 6/15/2026	169,100
130,000	New Albertson’s, Inc., 8.000%, 5/01/2031	116,675
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	567,788

		1,768,563

	Supranational — 0.4%
9,210,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013 (IDR)	678,290
13,400,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	87,375

		765,665

	Technology — 8.3%
300,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	294,750
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	829,763

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	$1,469,212
50,000	Alcatel-Lucent USA, Inc., Series A, Convertible, 2.875%, 6/15/2023	49,188
1,580,000	Alcatel-Lucent USA, Inc., Series B, Convertible, 2.875%, 6/15/2025	1,319,300
2,165,000	Amkor Technology, Inc., 7.750%, 5/15/2013	2,165,000
290,000	Amkor Technology, Inc., 9.250%, 6/01/2016	298,700
15,000	Ciena Corp., Convertible, 0.250%, 5/01/2013	11,981
535,000	Ciena Corp., Convertible, 0.875%, 6/15/2017	368,481
30,000	Intel Corp., Convertible, 2.950%, 12/15/2035	26,775
1,220,000	Jabil Circuit, Inc., 8.250%, 3/15/2018	1,238,300
345,000	JDS Uniphase Corp., Convertible, 1.000%, 5/15/2026	289,800
1,330,000	Kulicke & Soffa Industries, Inc., Convertible, 0.875%, 6/01/2012	1,088,938
285,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	270,394
216,000	Maxtor Corp., Subordinated Note, Convertible, 5.750%, 3/01/2012(f)	196,560
580,000	Motorola, Inc., 6.500%, 9/01/2025	490,149
1,000,000	Motorola, Inc., 7.500%, 5/15/2025	900,000
340,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	190,400
280,000	Nortel Networks Corp., Convertible, 2.125%, 4/15/2014(d)	154,000
560,000	Nortel Networks Ltd., 6.875%, 9/01/2023(d)	156,800
255,000	Seagate Technology HDD Holdings, 6.375%, 10/01/2011	255,000
1,805,000	Seagate Technology HDD Holdings, 6.800%, 10/01/2016	1,656,087
390,000	Seagate Technology International, 144A, 10.000%, 5/01/2014	426,075
820,000	SunGard Data Systems, Inc., 9.125%, 8/15/2013	828,200
355,000	Xerox Capital Trust I, 8.000%, 2/01/2027	347,013

		15,320,866

	Textile — 0.1%
375,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	277,500

	Transportation Services — 0.4%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(f)	224,813
640,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	536,000

		760,813

	Treasuries — 1.9%
3,360,000	Canadian Government, 4.500%, 6/01/2015 (CAD)	3,440,277

Principal Amount (‡)	Description	Value (†)

	Wireless — 3.7%
$130,000	Crown Castle International Corp., 9.000%, 1/15/2015	$136,175
1,443,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	1,295,092
944,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	875,560
1,080,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	955,800
80,000	NII Holdings, Inc., 2.750%, 8/15/2025	78,500
850,000	NII Holdings, Inc., 3.125%, 6/15/2012	742,688
2,061,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,720,935
55,000	Sprint Capital Corp., 6.900%, 5/01/2019	49,225
20,000	Sprint Capital Corp., 8.750%, 3/15/2032	18,900
500,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	467,500
600,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	576,000

		6,916,375

	Wirelines — 7.4%
255,000	Bell Canada, Series M-17, 6.100%, 3/16/2035 (CAD)	222,420
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	48,425
530,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	514,100
955,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	959,775
460,000	Embarq Corp., 7.995%, 6/01/2036	480,614
1,611,153	FairPoint Communications, Inc., 13.125%, 4/02/2018(j)	197,366
95,000	Frontier Communications Corp., 7.000%, 11/01/2025	80,988
30,000	Frontier Communications Corp., 7.125%, 3/15/2019	28,275
1,245,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,136,062
605,000	Frontier Communications Corp., 9.000%, 8/15/2031	592,900
80,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(d)	100
2,235,000	Level 3 Communications, Inc., Convertible, 3.500%, 6/15/2012	1,776,825
459,000	Level 3 Communications, Inc., Convertible, 5.250%, 12/15/2011	408,510
815,000	Level 3 Communications, Inc., Convertible, 144A 7.000%, 3/15/2015(f)	863,900
400,000	Level 3 Communications, Inc., Convertible, 10.000%, 5/01/2011	395,000
770,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	639,100
495,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	436,219

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$425,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	$349,563
2,860,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,280,850
1,445,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	1,090,975
275,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	232,375
10,000	Qwest Corp., 6.875%, 9/15/2033	8,100
975,000	Windstream Corp., 144A, 7.875%, 11/01/2017	970,125

		13,712,567

	Total Bonds and Notes (Identified Cost $151,485,604)	166,300,500

Bank Loans — 1.5%
	Chemicals — 0.1%
140,441	Ashland Chemicals, Term Loan B, 7.650%, 5/13/2014(h)	143,338

	Diversified Manufacturing — 0.2%
325,057	CommScope, Inc., Term Loan B, 2.783%, 12/26/2014(h)	317,437

	Food & Beverage — 0.0%
1,306	Dole Food Co., Inc., Credit Link Deposit, 7.495%, 4/12/2013(h)	1,320
838	Dole Food Co., Inc., Tranche B Term Loan, 8.000%, 4/12/2013(h)	847
4,108	Dole Food Co., Inc., Tranche C Term Loan, 8.000%, 4/12/2013(h)	4,153

		6,320

	Media Non-Cable — 0.3%
975,889	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(d)(h)	412,723
224,012	Tribune Co., Term Loan X, 5.000%, 6/04/2009(d)(h)(l)	108,787

		521,510

	Technology — 0.2%
417,835	Nuance Communications, Inc., Term Loan, 2.250%, 3/31/2013(h)	399,158
2,419	Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(h)	2,261
67,045	Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(h)	65,268

		466,687

	Wirelines — 0.7%
763,371	Fairpoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(h)	573,719
35,482	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(h)(i)	21,892
250,000	Level 3 Financing, Inc., Add on Term Loan, 11.500%, 3/13/2014(h)	264,610
25,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(h)	22,094
365,343	Transaction Network Services, Inc., Term Loan A, 9.500%, 3/28/2014(h)	368,540

		1,250,855

	Total Bank Loans (Identified Cost $2,613,743)	2,706,147

Shares	Description	Value (†)

Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.2%
	Capital Markets — 0.5%
24,190	Newell Financial Trust I, 5.250%	$855,721

	Diversified Financial Services — 0.1%
3,732	Sovereign Capital Trust IV, 4.375%	112,893

	Electric Utilities — 0.1%
6,475	AES Trust III, 6.750%	285,305

	Machinery — 0.0%
2,550	United Rentals Trust I, 6.500%	63,431

	Oil, Gas & Consumable Fuels — 0.2%
9,500	El Paso Energy Capital Trust I, 4.750%	317,656

	Semiconductors & Semiconductor Equipment — 0.3%
799	Lucent Technologies Capital Trust I, 7.750%	611,235

	Total Convertible Preferred Stocks (Identified Cost $2,078,890)	2,246,241

Non-Convertible Preferred Stocks — 0.1%
	Diversified Financial Services — 0.1%
274	Preferred Blocker, Inc., 144A, 7.000%	159,340

	Thrifts & Mortgage Finance — 0.0%
300	Federal Home Loan Mortgage Corp., 5.000%(j)(k)	795
7,900	Federal Home Loan Mortgage Corp., 5.570%(j)(k)	12,640
2,850	Federal Home Loan Mortgage Corp., 5.660%(j)(k)	4,702
1,000	Federal Home Loan Mortgage Corp., 5.700%(j)(k)	2,570
1,800	Federal Home Loan Mortgage Corp., 5.790%(j)(k)	4,788
650	Federal Home Loan Mortgage Corp., 5.810%(j)(k)	1,774
1,400	Federal Home Loan Mortgage Corp., 5.900%(j)(k)	2,380
350	Federal Home Loan Mortgage Corp., 6.000%(j)(k)	1,033
600	Federal Home Loan Mortgage Corp., 6.420%(j)(k)	1,800
1,350	Federal Home Loan Mortgage Corp., 6.550%(j)(k)	2,457
7,400	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(j)(k)	13,394
1,200	Federal National Mortgage Association, 4.750%(j)(k)	3,060
200	Federal National Mortgage Association, 5.125%(j)(k)	532
400	Federal National Mortgage Association, 5.375%(j)(k)	1,136
350	Federal National Mortgage Association, 5.810%(j)(k)	977
550	Federal National Mortgage Association, 6.750%(j)(k)	864

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
10,250	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(j)(k)	$16,502

		71,404

	Total Non-Convertible Preferred Stocks (Identified Cost $634,132)	230,744

	Total Preferred Stocks (Identified Cost $2,713,022)	2,476,985

Common Stocks — 0.3%
	Biotechnology — 0.2%
43,053	EPIX Pharmaceuticals, Inc.(j)	603
127	EPIX Pharmaceuticals, Inc., Contingent Value Rights(j)	—
8,147	Vertex Pharmaceuticals, Inc.(j)	308,771

		309,374

	Chemicals — 0.0%
1,087	Ashland, Inc.	46,980

	Household Durables — 0.0%
1,775	KB Home	29,483

	Pharmaceuticals — 0.1%
6,875	Merck & Co., Inc.	217,456

	Thrifts & Mortgage Finance — 0.0%
5,500	Federal Home Loan Mortgage Corp.(j)(k)	9,900

	Total Common Stocks (Identified Cost $670,137)	613,193

Closed-End Investment Companies — 0.0%
3,835	Morgan Stanley Emerging Markets Debt Fund, Inc.	36,701
2,175	Western Asset High Income Opportunity Fund, Inc.	12,659

	Total Closed-End Investment Companies (Identified Cost $45,443)	49,360

Principal Amount (‡)
Short-Term Investments — 6.9%
$15,199	Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000% to be repurchased at $15,199 on 10/01/2009, collateralized by $20,000 U.S. Treasury Bill, due 11/05/2009 valued at $19,999 including accrued interest (Note 2g of Notes to Financial Statements)	15,199
12,654,163	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $12,654,163 on 10/01/2009, collateralized by $12,915,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 valued at $12,908,543 including accrued interest (Note 2g of Notes to Financial Statements)	12,654,163

	Total Short-Term Investments (Identified Cost $12,669,362)	12,669,362

	Total Investments — 99.9% (Identified Cost $170,197,311)(a)	184,815,547
	Other assets less liabilities — 0.1%	237,077

	Net Assets — 100.0%	$185,052,624

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $170,660,593 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,505,499
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,350,545)

	Net unrealized appreciation	$14,154,954

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2009, the value of this security amounted to $497,545 or 0.3% of net assets.
(f)	Illiquid security. At September 30, 2009, the value of these securities amounted to $1,782,818 or 1.0% of net assets.
(g)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(i)	All or a portion of interest payment is paid-in-kind.
(j)	Non-income producing security.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Issuer has filed for bankruptcy.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $20,691,962 or 11.2% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	10/30/2009	Singapore Dollar	1,140,000	$809,109	$4,791
Sell[1]	10/30/2009	Singapore Dollar	1,140,000	809,109	(17,552)

Total					$(12,761)

[1]	Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Industry Summary at September 30, 2009 (Unaudited)

Technology	8.5%
Wirelines	8.1
Independent Energy	6.7
Healthcare	6.4
Pharmaceuticals	5.1
Electric	4.4
Lodging	4.1
Home Construction	3.9
Wireless	3.7
Commercial Mortgage-Backed Securities	3.1
Paper	2.9
Aerospace & Defense	2.6
Automotive	2.5
Retailers	2.5
Non-Captive Diversified	2.3
Non-Captive Consumer	2.2
Media Cable	2.1
Other Investments, less than 2% each	21.9
Short-Term Investments	6.9

Total Investments	99.9
Other assets less liabilities (including open Forward Foreign Currency Contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 84.8% of Net Assets
Non-Convertible Bonds — 84.7%
	Australia — 1.2%
100,000	National Australia Bank Ltd., GMTN, 4.750%, 7/15/2016, (EUR)	$151,476
165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	149,947

		301,423

	Austria — 0.8%
17,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010, (JPY)	190,037

	Belgium — 7.6%
100,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	172,466
625,000	Kingdom of Belgium, 5.500%, 9/28/2017, (EUR)	1,046,981
415,000	Kingdom of Belgium, Series 50, 4.000%, 3/28/2013, (EUR)	643,551

		1,862,998

	Brazil — 0.4%
200(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2017, (BRL)	98,999
5,000	Republic of Brazil, 7.125%, 1/20/2037	5,962

		104,961

	Canada — 4.4%
110,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	95,946
255,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	238,818
715,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	732,083

		1,066,847

	Cayman Islands — 1.2%
60,000	DASA Finance Corp., 144A, 8.750%, 5/29/2018	63,600
75,000	DASA Finance Corp., 8.750%, 5/29/2018	79,500
100,000	Hutchison Whampoa Finance Ltd., 4.625%, 9/21/2016, (EUR)	143,847

		286,947

	France — 3.2%
50,000	Credit Agricole SA, EMTN, 5.971%, 2/01/2018, (EUR)	80,960
100,000	Electricite de France, EMTN, 5.875%, 7/18/2031, (GBP)	173,062
40,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	51,556
50,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	70,889
85,000	PPR, EMTN, 4.000%, 1/29/2013, (EUR)	124,277
35,000	Veolia Environnement, EMTN, 5.125%, 5/24/2022, (EUR)	51,124
70,000	Veolia Environnement, EMTN, 6.125%, 11/25/2033, (EUR)	106,952

Principal Amount (‡)	Description	Value (†)

	France — continued
50,000	Vivendi, 4.500%, 10/03/2013, (EUR)	$74,760
50,000	Wendel, 4.875%, 5/26/2016, (EUR)	56,705

		790,285

	Germany — 21.9%
50,000	Bertelsmann AG, EMTN, 3.625%, 10/06/2015, (EUR)	66,407
21,000,000	Kreditanstalt fuer Wiederaufbau, 1.350%, 1/20/2014, (JPY)	238,015
16,000,000	Kreditanstalt fuer Wiederaufbau, 1.750%, 3/23/2010, (JPY)	179,396
36,000,000	Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	391,559
185,000	Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)	275,848
5,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	55,727
105,000	Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	164,369
130,000	Republic of Germany, 1.250%, 9/16/2011, (EUR)	190,176
540,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	836,309
665,000	Republic of Germany, 3.750%, 1/04/2017, (EUR)	1,027,087
400,000	Republic of Germany, 4.000%, 12/11/2009, (EUR)	589,162
330,000	Republic of Germany, 4.000%, 4/13/2012, (EUR)	512,020
100,000	Republic of Germany, 4.000%, 1/04/2037, (EUR)	146,901
100,000	Republic of Germany, 4.500%, 1/04/2013, (EUR)	158,021
280,000	Republic of Germany, 6.500%, 7/04/2027, (EUR)	541,034

		5,372,031

	India — 0.7%
100,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	92,273
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	81,801

		174,074

	Ireland — 1.5%
30,000,000	Depfa ACS Bank, Series 686, EMTN, 1.650%, 12/20/2016, (JPY)	270,956
100,000	Elan Corp. PLC, 144A, 8.750%, 10/15/2016	98,563

		369,519

	Italy — 0.8%
150,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	207,457

	Japan — 8.4%
18,000,000	Development Bank of Japan, 1.750%, 6/21/2010, (JPY)	202,476

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Japan — continued
63,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	$721,499
39,000,000	Japan Government , 0.700%, 6/20/2014, (JPY)	437,308
20,000,000	Japan Government, 1.300%, 3/20/2019, (JPY)	224,783
41,000,000	Japan Government, 1.400%, 6/20/2011, (JPY)	465,962

		2,052,028

	Jersey — 0.3%
50,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	76,530

	Luxembourg — 0.5%
50,000	Enel Finance International SA, EMTN, 5.625%, 8/14/2024, (GBP)	79,972
25,000	Telecom Italia Finance SA, EMTN, 7.750%, 1/24/2033, (EUR)	41,051

		121,023

	Mexico — 1.2%
85,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	83,512
17,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	130,471
10,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	72,653

		286,636

	Netherlands — 3.6%
245,000	Kingdom of Netherlands, 5.000%, 7/15/2011, (EUR)(b)	382,394
50,000	Koninklijke (Royal) KPN NV, GMTN, 4.750%, 1/17/2017, (EUR)	74,580
100,000	Linde Finance BV, EMTN, 4.750%, 4/24/2017, (EUR)	151,712
100,000	RWE Finance BV, EMTN, 5.500%, 7/06/2022, (GBP)	164,170
10,000	Wolters Kluwer NV, 5.125%, 1/27/2014, (EUR)	15,325
50,000	Wolters Kluwer NV, 6.375%, 4/10/2018, (EUR)	80,613

		868,794

	Norway — 3.3%
275,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	48,404
2,125,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	390,960
775,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	140,992
1,235,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	235,518

		815,874

	Singapore — 0.8%
265,000	Republic of Singapore, 2.250%, 7/01/2013, (SGD)	196,434

	South Africa — 0.4%
100,000	Edcon Proprietary Ltd., 144A, 4.023%, 6/15/2014, (EUR)(c)	104,629

Principal Amount (‡)	Description	Value (†)

	Spain — 0.6%
100,000	Santander Issurance SA, EMTN, (fixed rate to 5/29/2014, variable rate thereafter), 4.750%, 5/29/2019, (EUR)	$146,016

	Supranational — 4.9%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	457,635
25,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	284,895
4,000,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	45,250
921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	67,829
30,000,000	Nordic Investment Bank, Series C, GMTN, 1.700%, 4/27/2017, (JPY)	347,197

		1,202,806

	Sweden — 2.2%
2,490,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	392,501
100,000	Telefonaktiebolaget LM Ericsson, EMTN, 5.375%, 6/27/2017, (EUR)	150,380

		542,881

	United Arab Emirates — 0.8%
100,000	Abu Dhabi National Energy Co., 144A, 6.500%, 10/27/2036	96,556
100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	87,949

		184,505

	United Kingdom — 5.7%
50,000	BAT International Finance PLC, EMTN, 5.375%, 6/29/2017, (EUR)	76,797
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	81,066
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	84,457
94,000	Lloyds TSB Group PLC, 5.875%, 7/08/2014, (EUR)	140,466
50,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	75,663
70,000	United Kingdom Gilt, 4.250%, 6/07/2032, (GBP)	115,646
30,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	50,872
350,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	608,889
100,000	Vodafone Group PLC, EMTN, 5.375%, 6/06/2022, (EUR)	151,530

		1,385,386

	United States — 8.3%
25,000	Ahold Finance USA, Inc., EMTN, 6.500%, 3/14/2017, (GBP)	42,351
50,000	Alcoa, Inc., 6.750%, 1/15/2028	43,611
100,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	150,738
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	69,846

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	United States — continued
$20,000	Chesapeake Energy Corp., 6.375%, 6/15/2015	$18,575
60,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	55,050
50,000	Couche-Tard US/Finance, 7.500%, 12/15/2013	50,563
50,000	Countrywide Financial Corp., EMTN, 5.125%, 2/17/2011, (GBP)	80,144
60,000	Frontier Communications Corp., 6.250%, 1/15/2013	58,800
100,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	99,000
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	79,526
50,000	Goldman Sachs Group, Inc. (The), 7.125%, 8/07/2025, (GBP)	92,141
55,000	HCA, Inc., 5.750%, 3/15/2014	48,538
45,000	HCA, Inc., 8.360%, 4/15/2024	36,618
90,000	International Paper Co., 8.700%, 6/15/2038	99,770
50,000	Kraft Foods, Inc., 6.250%, 3/20/2015, (EUR)	79,059
100,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	126,510
25,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	40,475
50,000	Morgan Stanley, EMTN, 3.750%, 3/01/2013, (EUR)	72,484
75,000	Motorola, Inc., 6.625%, 11/15/2037	62,813
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,300
5,000	New Albertson’s, Inc., 7.750%, 6/15/2026	4,450
95,000	New Albertson’s, Inc., 8.000%, 5/01/2031	85,262
5,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,550
50,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	72,436
95,000	Qwest Corp., 6.875%, 9/15/2033	76,950
70,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	68,016
100,000	Sprint Nextel Corp., 6.000%, 12/01/2016	89,250
100,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	135,121
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	72,356

		2,019,303

	Total Non-Convertible Bonds (Identified Cost $19,471,627)	20,729,424

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 0.1%
United States — 0.1%
$50,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d) (Identified Cost $34,778)	$40,875

	Total Bonds and Notes (Identified Cost $19,506,405)	20,770,299

Short-Term Investments — 7.3%
1,782,795	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $1,782,795 on 10/01/2009, collateralized by $1,740,000 Federal Home Loan Mortgage Corp., 5.625% due 11/23/2035 valued at $1,818,474 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,782,795)	1,782,795

	Total Investments — 92.1% (Identified Cost $21,289,200)(a)	22,553,094
	Other assets less liabilities—7.9%	1,929,839

	Net Assets — 100.0%	$24,482,933

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(a)	Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $21,335,124 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,346,393
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(128,423)

	Net unrealized appreciation	$1,217,970

(b)	All or a portion of this security is held as collateral for open forward foreign currency contracts.
(c)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(d)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $600,927 or 2.5% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation
Buy[1]	12/16/2009	Euro	372,000	$544,322	$15,156
Buy[2]	12/16/2009	Japanese Yen	94,250,000	1,050,483	23,591
Sell[2]	12/16/2009	Japanese Yen	36,300,000	404,589	1,790
Buy[3]	12/14/2009	South Korean Won	248,000,000	210,288	7,508
Buy[4]	12/14/2009	South Korean Won	600,000,000	508,762	17,161

Total					$65,206

[1]	Counterparty is Credit Suisse.
[2]	Counterparty is JP Morgan Chase.
[3]	Counterparty is UBS.
[4]	Counterparty is Barclays Bank PLC.

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	41.5%
Banking	7.2
Government Guaranteed	5.5
Supranational	4.9
Government Agencies	2.9
Sovereigns	2.7
Other Investments, less than 2% each	20.1
Short-Term Investments	7.3

Total Investments	92.1
Other assets less liabilities (including open Forward Foreign Currency Contracts)	7.9

Net Assets	100.0%

Currency Exposure at September 30, 2009 as a Percentage of Net Assets (Unaudited)

Euro	39.0%
Japanese Yen	18.4
United States Dollar	14.0
British Pound	8.5
Canadian Dollar	4.4
Norwegian Krone	3.3
Other, less than 2% each	4.5

Total Investments	92.1
Other assets less liabilities (including open Forward Foreign Currency Contracts)	7.9

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

Bonds and Notes — 99.1% of Net Assets
	ABS Car Loan — 2.1%
$91,578	Honda Auto Receivables Owner Trust, Series 2008-1, Class A2, 3.770%, 9/20/2010	$91,928
1,025,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, 2.790%, 1/15/2013	1,048,989
785,000	Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.310%, 5/15/2013	797,050
565,000	Merrill Auto Trust Securitization, Series 2008-1, Class 3A3, 5.500%, 3/15/2012	585,507
425,000	Nissan Auto Receivables Owner Trust, Series 2008-B, Class A3, 4.460%, 4/16/2012	439,341
915,000	Nissan Master Owner Trust Receivables, Series 2007-A, Class A, 0.243%, 5/15/2012(b)	908,862
429,000	USAA Auto Owner Trust, Series 2008-3, Class A3, 4.280%, 10/15/2012	443,936

		4,315,613

	ABS Credit Card — 3.4%
985,000	American Express Credit Account Master Trust, Series 2004-2 Class A, 0.413%, 12/15/2016(b)	947,809
1,150,000	Capital One Multi-Asset Execution Trust, Series 2008-A6, Class A6, 1.343%, 3/17/2014(b)	1,158,227
3,000,000	Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8, 0.549%, 12/17/2018(b)	2,767,474
1,400,000	Discover Card Master Trust I, Series 2007-3, Class A2, 0.293%, 10/16/2014(b)	1,362,604
600,000	Discover Card Master Trust, Series 2008-A3, Class A3, 5.100%, 10/15/2013	630,348

		6,866,462

	ABS Home Equity — 1.2%
962,163	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	723,448
1,017,154	Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	538,786
669,276	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	547,966
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	549,655

		2,359,855

	ABS Other — 0.3%
700,000	John Deere Owner Trust, Series 2009-A, Class A3, 2.590%, 10/15/2013	711,857

	Collateralized Mortgage Obligations — 0.4%
87,991	Federal Home Loan Mortgage Corp., Series 3145, Class KA, 5.000%, 8/15/2024	91,409
770,851	Federal Home Loan Mortgage Corp., Series 2901, Class UA, 5.000%, 1/15/2030	808,517

		899,926

	Commercial Mortgage-Backed Securities — 10.9%
1,005,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	997,671
1,050,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-PW16, Class A2, 5.667%, 6/11/2040(b)	1,035,264

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	$325,339
790,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.205%, 12/11/2049	786,282
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.768%, 6/10/2046(b)	1,339,263
2,670,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 5.826%, 6/15/2038(b)	2,264,532
1,610,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.773%, 6/15/2039(b)	1,271,035
2,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	1,584,465
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.918%, 7/10/2038(b)	1,372,349
1,850,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, 3/10/2039	1,837,215
1,860,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	1,679,809
500,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	439,425
1,720,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	1,406,798
905,000	Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.741%, 8/12/2041(b)	915,228
530,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	464,579
4,675,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	4,209,497

		21,928,751

	Government Guaranteed — 3.5%
7,000,000	Citigroup Funding, Inc., 0.730%, 7/12/2012 (FDIC insured)(b)	7,012,005

	Government Owned — No Guarantee — 10.0%
6,000,000	Federal Home Loan Mortgage Corp., 2.125%, 3/23/2012	6,111,132
1,600,000	Federal Home Loan Mortgage Corp., 4.125%, 10/18/2010	1,659,171
5,000,000	Federal National Mortgage Association, 1.750%, 3/23/2011	5,074,620
3,420,000	Federal National Mortgage Association, 2.000%, 1/09/2012	3,478,793
3,500,000	Federal National Mortgage Association, 5.000%, 10/15/2011	3,791,351

		20,115,067

	Government Sponsored — 8.3%
6,800,000	Federal Home Loan Bank, 1.125%, 6/03/2011	6,835,584
5,000,000	Federal Home Loan Bank, 1.625%, 7/27/2011	5,057,330

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount	Description	Value (†)

	Government Sponsored — continued
$3,000,000	Federal Home Loan Bank, 3.375%, 10/20/2010	$3,087,903
1,700,000	Federal Home Loan Bank, 3.625%, 9/16/2011	1,789,580

		16,770,397

	Hybrid ARMs — 2.0%
2,520,438	FNMA, 6.026%, 2/01/2037(b)	2,680,158
155,447	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 4.552%, 1/25/2037(b)	144,977
1,635,729	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.585%, 7/25/2035(b)	1,295,131

		4,120,266

	Mortgage Related — 42.4%
7,641,202	FHLMC 4.500%, with various maturities from 2024 to 2034(c)	7,905,107
4,963,789	FHLMC 5.000%, with various maturities from 2022 to 2023(c)	5,219,169
16,554,608	FHLMC 5.500%, with various maturities from 2011 to 2023(c)	17,657,952
4,567,515	FHLMC 6.000%, with various maturities from 2019 to 2021(c)	4,875,793
6,823,443	FHLMC 6.500%, with various maturities from 2014 to 2034(c)	7,305,738
170,340	FHLMC, 7.000%, 2/01/2016	183,190
18,922	FHLMC 7.500%, with various maturities from 2012 to 2026(c)	20,195
12,106	FHLMC, 8.000%, 9/01/2015	13,126
4,458	FHLMC, 10.000%, 7/01/2019	5,008
135,785	FHLMC 11.500%, with various maturities from 2015 to 2020(c)	147,665
9,529,069	FNMA 4.000%, with various maturities from 2018 to 2019(c)	9,920,956
852,857	FNMA, 4.500%, 9/01/2019	898,257
2,022,877	FNMA 5.500%, with various maturities from 2017 to 2036(c)	2,135,215
20,858,677	FNMA 6.000%, with various maturities from 2017 to 2034(c)	22,278,823
5,110,573	FNMA 6.500%, with various maturities from 2017 to 2037(c)	5,482,237
190,599	FNMA, 7.000%, 12/01/2022	206,674
408,201	FNMA 7.500%, with various maturities from 2015 to 2032(c)	453,493
59,846	FNMA 8.000%, with various maturities from 2015 to 2016(c)	65,044
94,838	GNMA, 6.000%, 12/15/2031	101,209
335,525	GNMA, 6.500%, 5/15/2031	362,574
289,911	GNMA, 7.000%, 10/15/2028	319,625
2,384	GNMA, 12.500%, 6/15/2014	2,707

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$43,467	GNMA 16.000%, with various maturities from 2011 to 2012(c)	$48,854
18,611	GNMA 17.000%, with various maturities in 2011(c)	20,765

		85,629,376

	Treasuries — 14.6%
4,693,937	U.S. Treasury Inflation Indexed Bond, 1.375%, 7/15/2018	4,646,998
15,782,916	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2013	15,748,383
8,600,000	U.S. Treasury Note, 3.625%, 12/31/2012	9,172,433

		29,567,814

	Total Bonds and Notes (Identified Cost $193,186,431)	200,297,389

Principal Amount
Short-Term Investments — 0.5%
998,373	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $998,373 on 10/01/2009, collateralized by $1,010,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $1,018,838 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $998,373)	998,373

	Total Investments — 99.6% (Identified Cost $194,184,804)(a)	201,295,762
	Other assets less liabilities—0.4%	742,177

	Net Assets — 100.0%	$202,037,939

(†)	See Note 2a Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2009, the net unrealized appreciation on investments based on a cost of $194,375,623 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,255,713
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,335,574)

	Net unrealized appreciation	$6,920,139

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

ABS	Asset-Backed Securities
ARM	Adjustable Rate Mortgage
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Industry Summary at September 30, 2009 (Unaudited)

Mortgage Related	42.4%
Treasuries	14.6
Commercial Mortgage-Backed Securities	10.9
Government Owned — No Guarantee	10.0
Government Sponsored	8.3
Government Guaranteed	3.5
ABS Credit Card	3.4
ABS Car Loan	2.1
Hybrid ARMs	2.0
Other Investments, less than 2% each	1.9
Short-Term Investments	0.5

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.2% of Net Assets
Non-Convertible Bonds — 83.3%
	ABS Credit Card — 0.7%
$80,700,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	$83,481,495

	Aerospace & Defense — 0.1%
1,380,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,331,700
2,795,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	2,346,140
11,700,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	10,208,250

		13,886,090

	Airlines — 1.5%
825,000	American Airlines Pass Through Trust, Series 1999-1, Class B, 7.324%, 4/15/2011	822,938
3,245,000	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	3,431,360
432,651	American Airlines Pass Through Trust, Series 93A6, 8.040%, 9/16/2011	283,927
20,000,000	Continental Airlines, Inc., 9.000%, 7/08/2016	21,177,200
178,186	Continental Airlines, Inc., Series 1996-1, Class A, 6.940%, 4/15/2015	167,494
4,470,543	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 7/02/2018	3,934,078
4,100,843	Continental Airlines, Inc., Series 1998-1, Class 1B, 6.748%, 9/15/2018	3,526,725
6,639,043	Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 2/02/2020	5,742,772
2,928,724	Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 9/15/2021	2,547,990
1,577,483	Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,467,060
7,140,073	Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	6,283,264
1,800,933	Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,663,360
2,336,738	Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	1,939,492
11,915,000	Continental Airlines, Inc., Series 2007-1, Class A, 5.983%, 4/19/2022	11,259,675
16,802,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	14,449,720
7,230,366	Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	6,742,316
3,145,000	Delta Air Lines, Inc., 144A, 9.500%, 9/15/2014	3,145,000
1,586,138	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	1,467,177
8,785,889	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	6,940,852
29,025,486	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	23,641,258
25,391,757	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017	18,838,398
1,500,000	Qantas Airways Ltd., 144A, 5.125%, 6/20/2013	1,499,738

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$32,710,000	Qantas Airways Ltd., 144A, 6.050%, 4/15/2016	$32,167,734
18,286,946	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	15,178,165

		188,317,693

	Automotive — 2.8%
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,637,400
2,145,000	Cummins, Inc., 7.125%, 3/01/2028	2,032,387
3,100,000	FCE Bank PLC, EMTN, 4.625%, 10/25/2010, (NOK)	493,759
6,500,000	FCE Bank PLC, EMTN, 7.125%, 1/16/2012, (EUR)	9,036,180
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,091,190
5,700,000	FCE Bank PLC, EMTN, 7.875%, 2/15/2011, (GBP)	8,927,273
17,816,000	Ford Motor Co., 6.375%, 2/01/2029	12,827,520
1,705,000	Ford Motor Co., 6.500%, 8/01/2018	1,357,606
500,000	Ford Motor Co., 6.625%, 2/15/2028	360,000
73,114,000	Ford Motor Co., 6.625%, 10/01/2028	52,642,080
1,940,000	Ford Motor Co., 7.125%, 11/15/2025	1,455,000
86,090,000	Ford Motor Co., 7.450%, 7/16/2031	69,732,900
800,000	Ford Motor Co., 7.500%, 8/01/2026	584,000
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	10,029,091
24,235,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	23,537,250
5,940,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	5,703,392
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	1,034,513
47,810,000	Ford Motor Credit Co. LLC, 8.000%, 6/01/2014	45,945,267
14,595,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	13,540,745
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	10,748,144
50,000,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	48,977,550
1,645,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	1,681,007
7,640,000	Ford Motor Credit Co. LLC, EMTN, 4.875%, 1/15/2010, (EUR)	11,096,136
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,329,990
9,635,000	Goodyear Tire & Rubber Co. (The), 10.500%, 5/15/2016	10,453,975

		354,254,355

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Banking — 6.7%
$67,925,000	AgriBank FCB, 9.125%, 7/15/2019(b)	$73,461,839
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	20,120,220
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	17,155,504
11,685,000	Bank of America Corp., 5.750%, 12/01/2017	11,663,698
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,613,503
1,006,000,000	Barclays Financial LLC, 144A, 4.160%, 2/22/2010, (THB)	30,547,351
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	48,079,779
17,310,000,000	Barclays Financial LLC, EMTN, 144A, 4.060%, 9/16/2010, (KRW)	14,832,316
135,000,000	Barclays Financial LLC, EMTN, 144A, 4.100%, 3/22/2010, (THB)	4,107,782
21,340,000,000	Barclays Financial LLC, EMTN, 144A, 4.460%, 9/23/2010, (KRW)	18,350,679
224,520,000,000	BNP Paribas SA, EMTN, 144A, Zero Coupon, 6/13/2011, (IDR)	19,592,361
2,165,000	Capital One Financial Corp., 6.150%, 9/01/2016	2,126,017
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	10,966,613
47,120,000	Citigroup, Inc., 5.000%, 9/15/2014	44,838,685
3,060,000	Citigroup, Inc., 5.850%, 12/11/2034	2,626,576
20,715,000	Citigroup, Inc., 5.875%, 2/22/2033	17,169,193
4,210,000	Citigroup, Inc., 5.875%, 5/29/2037	3,670,712
10,819,000	Citigroup, Inc., 6.000%, 10/31/2033	9,053,631
1,850,000	Citigroup, Inc., 6.125%, 8/25/2036	1,587,674
45,862,000	Citigroup, Inc., 6.375%, 8/12/2014	47,416,263
64,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	63,907,520
1,285,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	1,351,708
30,775,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	31,760,754
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	93,532,605
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 144A, 6.375%, 4/30/2022	7,435,720
109,312,000,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011, (IDR)	9,820,549
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	18,538,900
599,726,100,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, (IDR)	53,879,169
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	48,908,106

Principal Amount (‡)	Description	Value (†)

	Banking — continued
76,496,404,750	JPMorgan Chase Bank, EMTN, 144A, Zero Coupon, 10/21/2010, (IDR)	$7,272,105
60,000,000	Kreditanstalt fuer Wiederaufbau, EMTN, 10.750%, 2/01/2010, (ISK)	394,065
800,000	Merrill Lynch & Co., Inc., Series C, 6.050%, 6/01/2034	747,001
1,400,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	1,331,621
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	28,398,256
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,364,596
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	5,689,681
2,255,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,283,783
26,665,000	Morgan Stanley, 4.750%, 4/01/2014	26,468,212
5,050,000	Morgan Stanley, 5.125%, 11/30/2015, (GBP)	7,944,834
6,600,000	Morgan Stanley, 7.300%, 5/13/2019	7,261,808
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	8,353,642
2,900,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	2,889,003
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,304,530

		839,818,564

	Brokerage — 0.0%
4,000,000	Jefferies Group, Inc., 8.500%, 7/15/2019	4,233,472

	Building Materials — 1.0%
6,345,000	Masco Corp., 0.600%, 3/12/2010(c)	6,244,210
3,255,000	Masco Corp., 4.800%, 6/15/2015	2,987,045
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,047,389
13,440,000	Masco Corp., 6.125%, 10/03/2016	12,739,628
1,795,000	Masco Corp., 6.500%, 8/15/2032	1,452,365
18,935,000	Owens Corning, Inc., 6.500%, 12/01/2016	18,474,728
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	29,481,436
44,212,000	USG Corp., 6.300%, 11/15/2016	37,580,200
14,155,000	USG Corp., 9.500%, 1/15/2018	13,659,575

		124,666,576

	Chemicals — 0.8%
23,584,000	Borden, Inc., 7.875%, 2/15/2023	13,207,040
6,920,000	Borden, Inc., 8.375%, 4/15/2016	4,567,200
8,757,000	Borden, Inc., 9.200%, 3/15/2021	5,429,340

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Chemicals — continued
$38,140,000	Chevron Phillips Chemical Co. LLC, 144A, 8.250%, 6/15/2019	$46,062,174
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	8,093,437
1,575,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, 11/15/2014	1,354,500
1,650,000	Koppers Holdings, Inc., (Step to 9.875% on 11/15/2009), Zero Coupon, 11/15/2014(d)	1,654,125
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	4,546,018
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,465,899
5,820,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	6,274,926

		97,654,659

	Construction Machinery — 0.9%
50,000,000	Case New Holland, Inc., 144A, 7.750%, 9/01/2013	49,750,000
7,965,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	8,732,165
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,327,777
1,645,000	RSC Equipment Rental, Inc., 9.500%, 12/01/2014	1,587,425
3,225,000	Terex Corp., 8.000%, 11/15/2017	2,958,937
18,243,000	United Rentals North America, Inc., 7.000%, 2/15/2014	15,871,410
1,630,000	United Rentals North America, Inc., 7.750%, 11/15/2013	1,467,000
26,935,000	United Rentals North America, Inc., 144A, 10.875%, 6/15/2016	28,820,450

		110,515,164

	Consumer Cyclical Services — 0.8%
101,985,000	Western Union Co. (The), 6.200%, 11/17/2036	102,376,826

	Consumer Products — 0.1%
9,860,000	Whirlpool Corp., 8.000%, 5/01/2012	10,642,904
5,915,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	6,616,667

		17,259,571

	Distributors — 0.0%
1,500,000	EQT Corp., 8.125%, 6/01/2019	1,712,055

	Diversified Manufacturing — 0.7%
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,414,915
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	512,143
9,950,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	13,444,565
4,250,000	Textron, Inc., 5.600%, 12/01/2017	3,957,370
30,350,000	Textron, Inc., 6.200%, 3/15/2015	30,470,156
20,485,000	Textron, Inc., 7.250%, 10/01/2019	20,758,229

Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — continued
15,630,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	$20,732,656

		91,290,034

	Electric — 3.5%
4,020,000	AES Corp. (The), 7.750%, 3/01/2014	4,050,150
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)(b)	8,982,649
8,752,194	AES Ironwood LLC, 8.857%, 11/30/2025	8,030,138
1,113,141	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,049,135
70,811,970	Bruce Mansfield Unit, 6.850%, 6/01/2034(b)	69,153,554
3,552,768	CE Generation LLC, 7.416%, 12/15/2018	3,453,756
32,125,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	31,076,440
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	8,681,750
1,000,000	Dynegy Holdings, Inc., 7.500%, 6/01/2015	925,000
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	6,976,725
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	426,250
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016	6,970,425
4,744,113	Dynegy Roseton/Danskammer Pass Through Trust, Series A, 7.270%, 11/08/2010	4,708,532
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	68,068,000
250,000	Empresa Nacional de Electricidad SA, (Endesa-Chile), 8.350%, 8/01/2013	288,553
4,875,000	Empresa-Chile Overseas Co., 7.875%, 2/01/2027	5,403,474
555,000	Enersis SA, Cayman Islands, 7.400%, 12/01/2016	619,791
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	5,064,736
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	14,280,750
955,000	NiSource Finance Corp., 5.400%, 7/15/2014	970,488
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	43,369,009
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,456,250
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,837,500
1,442,125	Quezon Power (Philippines) Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,348,387
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	24,630,787
1,050,000	SP PowerAssets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	757,756
655,000	Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, 11/01/2015	471,600

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	$9,169,107
46,215,000	TXU Corp., Series P, 5.550%, 11/15/2014	31,539,288
101,030,000	TXU Corp., Series Q, 6.500%, 11/15/2024	46,728,396
6,245,000	TXU Corp., Series R, 6.550%, 11/15/2034	2,809,076
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)	6,295,688
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)	7,979,138
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(b)	3,522,932

		435,095,210

	Entertainment — 0.2%
25,544,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	26,984,554

	Financial Other — 0.2%
20,000,000	National Life Insurance Co., 144A, 10.500%, 9/15/2039	20,368,400

	Food & Beverage — 1.1%
48,729,000	Anheuser-Busch Inbev Worldwide, Inc., 144A, 5.375%, 11/15/2014	51,993,356
2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	1,970,325
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	23,934,771
9,916,000	Kraft Foods, Inc., 6.500%, 8/11/2017	10,726,613
27,245,000	Kraft Foods, Inc., 7.000%, 8/11/2037	30,349,867
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032	14,373,666
965,000	Smithfield Foods, Inc., 7.750%, 7/01/2017	793,712

		134,142,310

	Government Owned — No Guarantee — 0.3%
26,435,000	Abu Dhabi National Energy Co., 144A, 7.250%, 8/01/2018	28,316,564
12,100,000	DP World Ltd., 144A, 6.850%, 7/02/2037	10,641,817

		38,958,381

	Government Sponsored — 0.4%
66,595,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	49,644,479

	Health Insurance — 0.6%
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	13,580,249
2,000,000	CIGNA Corp., 6.350%, 3/15/2018	2,005,432
6,700,000	Unum Group, 7.125%, 9/30/2016	6,779,033
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037	54,298,700

		76,663,414

Principal Amount (‡)	Description	Value (†)

	Healthcare — 3.8%
$2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	$2,771,913
8,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	8,343,163
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	15,127,287
17,785,000	HCA, Inc., 5.750%, 3/15/2014	15,695,262
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,629,000
17,035,000	HCA, Inc., 6.375%, 1/15/2015	15,161,150
49,350,000	HCA, Inc., 6.500%, 2/15/2016	43,798,125
2,074,000	HCA, Inc., 6.750%, 7/15/2013	1,985,855
14,405,000	HCA, Inc., 7.050%, 12/01/2027	10,925,055
10,944,000	HCA, Inc., 7.190%, 11/15/2015	10,136,803
20,077,000	HCA, Inc., 7.500%, 12/15/2023	16,207,520
18,780,000	HCA, Inc., 7.500%, 11/06/2033	14,531,532
43,278,000	HCA, Inc., 7.690%, 6/15/2025	35,144,116
30,985,000	HCA, Inc., 8.360%, 4/15/2024	25,213,672
13,545,000	HCA, Inc., MTN, 7.580%, 9/15/2025	10,958,460
9,277,000	HCA, Inc., MTN, 7.750%, 7/15/2036	7,271,266
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	11,906,380
176,070,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	199,504,565
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	2,939,271
31,009,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	24,187,020
1,570,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	1,554,300
4,765,000	Tenet Healthcare Corp., 9.250%, 2/01/2015	4,973,469

		481,965,184

	Home Construction — 1.8%
2,840,000	Centex Corp., 5.250%, 6/15/2015	2,804,500
43,470,000	D.R. Horton, Inc., 5.250%, 2/15/2015	40,535,775
4,335,000	D.R. Horton, Inc., 5.625%, 9/15/2014	4,183,275
1,625,000	D.R. Horton, Inc., 6.500%, 4/15/2016	1,598,594
16,160,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	15,109,600
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,067,862

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	$4,780,400
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013	1,489,950
1,235,000	K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012	1,037,400
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015	3,670,800
16,075,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	12,056,250
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	4,590,400
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	1,942,200
1,685,000	KB Home, 5.750%, 2/01/2014	1,617,600
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	7,860,450
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	5,543,775
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	11,032,125
2,720,000	Lennar Corp., Series B, 5.125%, 10/01/2010	2,713,200
16,755,000	Lennar Corp., Series B, 5.500%, 9/01/2014	15,665,925
5,970,000	Lennar Corp., Series B, 5.600%, 5/31/2015	5,507,325
23,885,000	Lennar Corp., Series B, 6.500%, 4/15/2016	22,451,900
4,240,000	Pulte Homes, Inc., 5.200%, 2/15/2015	4,028,000
46,260,000	Pulte Homes, Inc., 6.000%, 2/15/2035	34,926,300
13,190,000	Pulte Homes, Inc., 6.375%, 5/15/2033	10,156,300
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	4,082,009
1,749,000	Toll Corp., 8.250%, 12/01/2011	1,783,980

		232,235,895

	Independent Energy — 1.3%
48,410,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	49,982,986
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,634,186
14,650,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	13,441,375
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	20,194,100
15,054,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	12,269,010
3,000,000	Connacher Oil and Gas Ltd., 144A, 11.750%, 7/15/2014	3,195,000
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	6,137,775
1,805,000	Penn Virginia Corp., 10.375%, 6/15/2016	1,949,400

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016	$6,631,738
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,679,591
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,164,290
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,174,130
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	8,820,118
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	24,748,475

		161,022,174

	Industrial Other — 0.2%
2,590,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013	2,541,438
20,000,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	16,000,000

		18,541,438

	Life Insurance — 0.2%
2,455,000	American International Group, Inc., MTN, 5.450%, 5/18/2017	1,779,605
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	1,603,228
13,750,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	9,955,110
1,500,000	MetLife, Inc., 6.400%, 12/15/2066	1,267,500
9,620,000	MetLife, Inc., 10.750%, 8/01/2069	11,592,100

		26,197,543

	Local Authorities — 0.7%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	92,012,261

	Media Cable — 2.4%
47,035,000	Comcast Corp., 5.650%, 6/15/2035	45,490,794
12,560,000	Comcast Corp., 6.500%, 11/15/2035	13,383,773
161,264,000	Comcast Corp., 6.950%, 8/15/2037	179,996,749
400,000	CSC Holdings, Inc., 7.875%, 2/15/2018	408,000
2,540,000	CSC Holdings, Inc., 144A, 8.500%, 4/15/2014	2,667,000
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	23,969,503
10,000,000	Shaw Communications, Inc., 5.700%, 3/02/2017, (CAD)	9,743,800
17,959,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	19,840,385
2,720,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	2,794,800
5,070,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	8,386,219

		306,681,023

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.6%
$225,000	Intelsat Corp., 6.875%, 1/15/2028	$186,750
46,000,000	News America, Inc., 6.150%, 3/01/2037	45,008,562
11,140,000	News America, Inc., 6.200%, 12/15/2034	10,960,390
14,360,000	News America, Inc., 6.400%, 12/15/2035	14,486,052
4,335,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(e)	249,263
1,910,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(e)	109,825
470,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(e)	27,025
4,845,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(e)	278,587

		71,306,454

	Metals & Mining — 0.8%
400,000	Alcoa, Inc., 5.550%, 2/01/2017	388,297
10,000,000	Alcoa, Inc., 5.720%, 2/23/2019	9,052,680
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,423,743
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	3,776,678
9,785,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	8,219,400
65,000	ArcelorMittal, 6.125%, 6/01/2018	64,035
10,850,000	ArcelorMittal USA Partnership, 9.750%, 4/01/2014	11,365,375
1,840,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	1,773,000
29,436,000	Rio Tinto Finance (USA) Ltd., 8.950%, 5/01/2014	34,739,985
1,730,000	Teck Resources Ltd., 10.250%, 5/15/2016	1,954,900
1,000,000	Teck Resources Ltd., 10.750%, 5/15/2019	1,162,500
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,537,944
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,529,210
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	15,783,714

		103,771,461

	Non-Captive Consumer — 3.2%
4,900,000	American General Finance Corp., MTN, 5.750%, 9/15/2016	3,401,712
229,130,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	160,249,168
109,950(†††)	SLM Corp., 6.000%, 12/15/2043	1,553,318
20,590,000	SLM Corp., MTN, 5.050%, 11/14/2014	15,135,565
2,160,000	SLM Corp., MTN, 5.125%, 8/27/2012	1,848,256

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
4,700,000	SLM Corp., Series 7, EMTN, 4.750%, 3/17/2014, (EUR)	$5,055,139
7,160,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	6,957,114
52,268,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	41,608,412
37,670,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	28,068,407
14,075,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	8,826,784
19,605,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	16,345,826
23,420,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	17,925,153
1,390,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	1,282,581
28,150,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	17,667,869
6,100,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(b)(f)	4,129,285
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	75,810,350

		405,864,939

	Non-Captive Diversified — 6.7%
90,000	CIT Group, Inc., 4.750%, 12/15/2010	62,174
599,000	CIT Group, Inc., 5.400%, 2/13/2012	393,140
365,000	CIT Group, Inc., 5.400%, 1/30/2016	230,098
1,381,000	CIT Group, Inc., 5.600%, 4/27/2011	940,322
3,581,000	CIT Group, Inc., 5.800%, 10/01/2036	2,147,490
7,000	CIT Group, Inc., 5.850%, 9/15/2016	4,412
15,060,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	13,773,772
15,150,000	CIT Group, Inc., EMTN, 4.650%, 9/19/2016, (EUR)	12,747,599
10,500,000	CIT Group, Inc., EMTN, 5.500%, 12/20/2016, (GBP)	9,564,935
60,000	CIT Group, Inc., GMTN, 4.250%, 2/01/2010	43,258
18,360,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	17,060,600
2,533,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	1,618,025
4,855,000	CIT Group, Inc., GMTN, 5.000%, 5/13/2014, (EUR)	4,191,690
341,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	218,397
20,730,000	CIT Group, Inc., MTN, 4.250%, 3/17/2015, (EUR)	17,594,430
3,065,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	1,963,491
20,350,000	CIT Group, Inc., MTN, 5.500%, 12/01/2014, (GBP)	19,188,203
934,000	CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036	539,609

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$586,000	CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017	$366,430
75,990,000	CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012	49,493,123
12,860,000	GATX Corp., 8.750%, 5/15/2014	14,470,779
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	5,204,489
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	54,759,040
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	44,058,413
30,350,000	General Electric Capital Corp., Series A, GMTN, 6.625%, 2/04/2010, (NZD)	22,042,764
2,000,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,465,160
15,305,000	General Electric Capital Corp., Series A, MTN, 0.809%, 5/13/2024(c)	10,674,136
115,000,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012, (SGD)	78,965,605
243,057,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	167,851,159
43,074,000	GMAC, Inc., 144A, 5.375%, 6/06/2011	39,735,765
3,390,000	GMAC, Inc., 144A, 5.750%, 9/27/2010	3,271,350
34,490,000	GMAC, Inc., 144A, 6.000%, 12/15/2011	31,903,250
311,000	GMAC, Inc., 144A, 6.625%, 12/17/2010	298,560
15,206,000	GMAC, Inc., 144A, 6.625%, 5/15/2012	13,989,520
22,211,000	GMAC, Inc., 144A, 6.750%, 12/01/2014	18,879,350
4,169,000	GMAC, Inc., 144A, 6.875%, 9/15/2011	3,939,705
2,947,000	GMAC, Inc., 144A, 6.875%, 8/28/2012	2,711,240
7,702,000	GMAC, Inc., 144A, 7.000%, 2/01/2012	7,162,860
17,038,000	GMAC, Inc., 144A, 7.500%, 12/31/2013	14,908,250
32,711,000	GMAC, Inc., 144A, 8.000%, 12/31/2018	24,696,805
25,955,000	GMAC, Inc., 144A, 8.000%, 11/01/2031	20,893,775
4,950,000	General Motors Acceptance Corp. of Canada Ltd., EMTN, 7.125%, 9/13/2011, (AUD)	4,017,538
34,782,000	iStar Financial, Inc., 5.150%, 3/01/2012	20,695,290
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010	4,841,169
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	1,836,100
19,110,000	iStar Financial, Inc., 5.650%, 9/15/2011	13,185,900
1,530,000	iStar Financial, Inc., 5.700%, 3/01/2014	826,200
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	2,868,400

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$4,815,000	iStar Financial, Inc., 5.850%, 3/15/2017	$2,515,838
8,815,000	iStar Financial, Inc., 5.875%, 3/15/2016	4,848,250
4,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	2,246,750
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	22,131,900
1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	1,210,400
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	25,427,700

		840,674,608

	Oil Field Services — 2.4%
10,860,000	Nabors Industries, Inc., 6.150%, 2/15/2018	10,887,107
127,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	151,599,777
22,930,000	North American Energy Partners, Inc., 8.750%, 12/01/2011	22,471,400
3,003,000	Rowan Cos., Inc., 7.875%, 8/01/2019	3,228,765
15,520,000	Weatherford International Ltd., 6.500%, 8/01/2036	15,816,261
2,975,000	Weatherford International Ltd., 6.800%, 6/15/2037	3,128,076
9,580,000	Weatherford International Ltd., 7.000%, 3/15/2038	10,327,939
71,937,000	Weatherford International Ltd., 9.625%, 3/01/2019	90,052,823

		307,512,148

	Packaging — 0.3%
2,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	3,477,649
1,750,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	2,535,252
33,261,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	33,344,152

		39,357,053

	Packaging & Containers — 0.0%
4,445,000	XL Capital Ltd., 6.250%, 5/15/2027	3,929,993
1,425,000	XL Capital Ltd., 6.375%, 11/15/2024	1,150,706

		5,080,699

	Paper — 2.4%
7,955,000	Domtar Corp., 5.375%, 12/01/2013	7,656,687
12,430,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	11,062,700
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	10,444,500
120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015	121,200
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	39,031,000

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Paper — continued
$16,475,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	$16,310,250
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	18,561,780
154,533,000	International Paper Co., 7.950%, 6/15/2018	167,507,282
3,100,000	International Paper Co., 9.375%, 5/15/2019	3,629,778
3,995,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(e)	2,831,456
100,000	Smurfit-Stone Container Enterprises, Inc., 8.000%, 3/15/2017(e)	71,000
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	14,220,641
17,355,000	Westvaco Corp., 8.200%, 1/15/2030	17,022,912

		308,471,186

	Pharmaceuticals — 0.7%
41,300,000	Elan Finance PLC, 8.875%, 12/01/2013	41,609,750
50,820,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	51,772,875

		93,382,625

	Pipelines — 2.3%
19,745,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	17,883,659
15,685,000	El Paso Corp., 6.950%, 6/01/2028	13,047,661
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,288,215
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	687,839
1,000,000	El Paso Energy Corp., GMTN, 7.750%, 1/15/2032	916,198
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,470,176
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,460,714
13,175,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	14,190,568
5,100,000	Florida Gas Transmission Co., 144A, 7.900%, 5/15/2019	6,083,887
500,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	471,498
47,310,000	Maritimes & Northeast Pipeline LLC, 144A 7.500%, 5/31/2014(b)	49,759,712
81,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	91,425,401
3,425,000	ONEOK Partners LP, 6.650%, 10/01/2036	3,649,591
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	21,558,076
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	47,113,483
250,000	Transportadora de Gas del Sur SA, 144A, 7.875%, 5/14/2017	215,000
600,000	Williams Cos., Inc., 7.875%, 9/01/2021	648,997
965,000	Williams Cos., Inc., Senior Note, 7.750%, 6/15/2031	1,011,878

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$4,030,000	Williams Cos., Inc., Series A, 7.500%, 1/15/2031	$4,116,169

		288,998,722

	Property & Casualty Insurance — 0.4%
4,785,000	Allstate Corp., 5.950%, 4/01/2036	5,076,478
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,768,148
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	12,348,265
11,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	10,178,302
666,000	Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	834,591
6,080,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 144A, 14.000%, 1/15/2033	2,675,200
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	10,968,395

		44,849,379

	Railroads — 0.4%
2,700,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,599,431
16,410,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	16,191,977
25,430,000	CSX Corp., MTN, 6.000%, 10/01/2036	26,225,094
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	784,040

		45,800,542

	Refining — 0.0%
1,335,000	Valero Energy Corp., 6.625%, 6/15/2037	1,192,250

	REITs — 1.1%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	1,927,203
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	26,444,836
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,714,737
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	3,220,051
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	41,663,122
4,135,000	ProLogis, 5.625%, 11/15/2015	3,757,520
1,000,000	ProLogis, 5.625%, 11/15/2016	897,268
1,967,000	ProLogis, 5.750%, 4/01/2016	1,759,440
1,002,000	ProLogis, 6.625%, 5/15/2018	925,239
1,500,000	Simon Property Group LP, 5.250%, 12/01/2016	1,478,551
4,900,000	Simon Property Group LP, 5.750%, 12/01/2015	5,012,269
550,000	Simon Property Group LP, 5.875%, 3/01/2017	560,894

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$1,890,000	Simon Property Group LP, 6.100%, 5/01/2016	$1,942,446
450,000	Simon Property Group LP, 6.125%, 5/30/2018	453,409
46,015,000	WEA Finance LLC/WT Finance Australia Pty Ltd., 144A, 6.750%, 9/02/2019	46,544,126

		140,301,111

	Restaurants — 0.0%
1,250,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	902,678

	Retailers — 2.6%
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018	6,656,080
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	3,255,392
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,057,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	310,250
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	2,211,125
123,940,000	Home Depot, Inc., 5.875%, 12/16/2036	120,247,332
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,427,050
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	584,200
3,330,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	2,963,700
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,188,000
72,470,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	59,787,750
13,935,000	Lowe’s Cos., Inc., 6.650%, 9/15/2037	16,186,227
20,564,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	16,201,224
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	8,948,340
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	1,865,666
6,365,000	Marks & Spencer PLC, 144A, 7.125%, 12/01/2037	5,946,100
25,856,000	Target Corp., 7.000%, 1/15/2038	30,261,242
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018	28,427,250
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,020,800
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,705,150

		329,250,378

	Sovereigns — 4.8%
104,626,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	10,668,096
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	968,368

Principal Amount (‡)	Description	Value (†)

	Sovereigns — continued
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	$21,692,777
2,350,305(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	16,941,629
2,037,000(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	16,086,822
18,686,981(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	135,766,863
79,755,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	72,479,088
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	9,472,392
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	57,282,904
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	30,724,769
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	86,954,249
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	66,958,681
1,400,000,000	Republic of Iceland, Zero Coupon, 11/16/2009, (ISK)	8,948,981
2,981,242,000	Republic of Iceland, 7.000%, 3/17/2010, (ISK)	19,220,356
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	20,374,442
1,700,700,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	11,108,753
3,090,910,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	21,417,015
4,020,000	Republic of Venezuela, 7.000%, 3/16/2015, (EUR)	4,967,203

		612,033,388

	Supermarkets — 0.8%
2,000,000	American Stores Co., 7.900%, 5/01/2017	1,880,000
72,681,000	New Albertson’s, Inc., 7.450%, 8/01/2029	62,505,660
19,060,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,963,400
4,895,000	New Albertson’s, Inc., 8.000%, 5/01/2031	4,393,263
1,510,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,374,100
13,242,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	10,229,445

		97,345,868

	Supranational — 2.1%
175,000,000	Eurofima, EMTN, 11.000%, 2/05/2010, (ISK)	1,143,981
128,250,000	European Investment Bank, Zero Coupon, 3/10/2021, (AUD)	57,324,818
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	9,683,951
413,529,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013, (IDR)	30,455,245
134,330,000	European Investment Bank, EMTN, 144A, 4.600%, 1/30/2037, (CAD)	110,510,311

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Supranational — continued
11,330,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	$8,568,406
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	17,459,258
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	17,580,802
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	5,662,242
1,385,900,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	9,036,783

		267,425,797

	Technology — 2.4%
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	43,399,891
41,104,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	31,290,420
5,040,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,836,700
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,156,631
10,725,000	Amkor Technology, Inc., 7.750%, 5/15/2013	10,725,000
1,225,000	Amkor Technology, Inc., 9.250%, 6/01/2016	1,261,750
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,592,172
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	31,320,872
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	36,683,223
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	11,921,995
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,644,615
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,356,965
6,150,000	Corning, Inc., 6.850%, 3/01/2029	6,275,712
4,725,000	Corning, Inc., 7.250%, 8/15/2036	4,985,229
2,900,000	Eastman Kodak Co., 7.250%, 11/15/2013	2,378,000
11,626,000	Equifax, Inc., 7.000%, 7/01/2037	11,421,917
6,290,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	4,182,850
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	5,347,373
475,000	Motorola, Inc., 6.000%, 11/15/2017	455,012
9,345,000	Motorola, Inc., 6.500%, 9/01/2025	7,897,319
21,299,000	Motorola, Inc., 6.500%, 11/15/2028	17,567,650
18,715,000	Motorola, Inc., 6.625%, 11/15/2037	15,673,813
250,000	Motorola, Inc., 7.500%, 5/15/2025	225,000
9,350,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	5,236,000

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$11,770,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	$3,295,600
285,000	Samsung Electronics Co. Ltd., 144A, 7.700%, 10/01/2027	316,156
21,822,000	Xerox Capital Trust I, 8.000%, 2/01/2027	21,331,005
4,795,000	Xerox Corp., 5.500%, 5/15/2012	5,027,850
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	1,877,977

		300,684,697

	Tobacco — 1.4%
29,189,000	Altria Group, Inc., 8.500%, 11/10/2013	33,854,570
59,268,000	Altria Group, Inc., 9.250%, 8/06/2019	72,422,888
1,375,000	Altria Group, Inc., 9.700%, 11/10/2018	1,707,828
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	55,023,858
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037	13,271,588

		176,280,732

	Transportation Services — 0.4%
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(b)	8,586,202
16,030,016	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 1/02/2014	13,625,513
8,904,345	Atlas Air, Inc., Series 1999-1, Class A1, 7.200%, 7/02/2020	6,945,389
265,928	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 1/02/2011	244,654
11,454,101	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 7/02/2016	8,590,576
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 7/02/2012(g)	3,321,189
4,917,945	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017	4,376,971
6,862,758	Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)	4,803,931
3,970,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	3,716,357

		54,210,782

	Treasuries — 8.8%
297,140,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	278,284,453
130,000,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	124,378,182
65,260,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	63,766,636
101,755,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	100,015,761
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	166,444,642
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	25,728,290
75,385,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	76,842,497

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	$16,764,390
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	80,513,554
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	40,669,013
366,200,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	66,620,872
262,545,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	50,068,092
25,000,000	U.S. Treasury Note, 3.125%, 5/15/2019	24,599,600

		1,114,695,982

	Wireless — 1.6%
8,524,000	ALLTEL Corp., 6.800%, 5/01/2029	9,355,721
29,102,000	ALLTEL Corp., Senior Note, 7.875%, 7/01/2032	35,825,144
29,635,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	26,597,412
15,931,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	14,776,003
42,310,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	37,444,350
2,085,000	Rogers Wireless, Inc., 7.625%, 12/15/2011, (CAD)	2,152,127
2,525,000	Rogers Wireless, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,787,438
21,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	17,690,310
18,070,000	Sprint Capital Corp., 6.900%, 5/01/2019	16,172,650
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	5,915,700
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	10,093,283
400,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	374,000
29,435,000	True Move Co. Ltd., 144A, 10.750%, 12/16/2013	28,257,600

		207,441,738

	Wirelines — 4.3%
10,245,000	AT&T Corp., 6.500%, 3/15/2029	10,649,186
101,060,000	AT&T, Inc., 6.500%, 9/01/2037	108,589,677
5,650,000	Axtel SAB de CV, 144A, 9.000%, 9/22/2019	5,734,750
4,370,000	Bell Canada, MTN, 144A, 6.550%, 5/01/2029, (CAD)	4,018,776
8,445,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	8,439,636
33,640,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	29,342,036
860,000	BellSouth Corp., 6.550%, 6/15/2034	920,540
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	2,695,821
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	150,350

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$270,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014	$271,350
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,568,859
35,260,000	Frontier Communications Corp., 7.875%, 1/15/2027	32,174,750
10,555,000	GTE Corp., 6.940%, 4/15/2028	11,348,609
525,000	Hawaiian Telcom Communications, Inc., Series B, 12.500%, 5/01/2015(e)	656
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,874,110
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,649,543
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	26,921,050
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	11,465,063
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,797,024
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	13,435,537
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	25,835,012
42,460,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	32,057,300
12,463,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	10,531,235
33,130,000	Qwest Corp., 6.875%, 9/15/2033	26,835,300
3,075,000	Qwest Corp., 7.200%, 11/10/2026	2,567,625
3,999,000	Qwest Corp., 7.250%, 9/15/2025	3,449,138
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,082,080
5,470,000	SK Broadband Co. Ltd., 144A, 7.000%, 2/01/2012	5,634,100
23,000,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	22,421,987
19,635,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	20,062,886
6,030,000	Telefonica Emisiones SAU, 5.877%, 7/15/2019	6,551,691
20,895,000	Telefonica Emisiones SAU, Guaranteed Note, 7.045%, 6/20/2036	24,727,268
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	30,282,279
37,101,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	37,351,729
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,301,487
6,835,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032	7,494,605
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	4,861,501

		548,094,546

	Total Non-Convertible Bonds (Identified Cost $10,495,755,268)	10,534,908,583

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 5.4%
	Airlines — 0.0%
$2,800,000	AMR Corp., 6.250%, 10/15/2014	$2,957,500

	Diversified Manufacturing — 0.0%
3,520,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,596,000

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,058,750

	Healthcare — 0.3%
26,280,000	Affymetrix, Inc., 3.500%, 1/15/2038	21,155,400
1,135,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2013), 2.000%, 12/15/2037(d)	927,862
12,005,000	Life Technologies Corp., 1.500%, 2/15/2024	13,115,462
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	166,250
250,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	212,188
3,650,000	Omnicare, Inc., 3.250%, 12/15/2035	2,801,375

		38,378,537

	Independent Energy — 0.0%
860,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	642,850
3,130,000	Penn Virginia Corp., 4.500%, 11/15/2012	2,817,000

		3,459,850

	Industrial Other — 0.3%
30,860,000	Incyte Corp., 3.500%, 2/15/2011	30,088,500

	Lodging — 0.2%
30,418,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	27,946,537

	Media Non-Cable — 0.0%
7,761,687	Liberty Media LLC, 3.500%, 1/15/2031	4,763,735

	Metals & Mining — 0.2%
2,250,000	ArcelorMittal, 5.000%, 5/15/2014	3,248,438
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,180,000
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	17,919,300

		22,347,738

	Non-Captive Diversified — 0.2%
44,035,000	iStar Financial, Inc., 1.097%, 10/01/2012(c)	22,017,500

	Oil Field Services — 0.0%
1,300,000	Transocean, Inc., Series B, 1.500%, 12/15/2037	1,254,500
535,000	Transocean, Inc., Series C, 1.500%, 12/15/2037	509,588

		1,764,088

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 0.9%
$635,000	Human Genome Sciences, Inc., 2.250%, 10/15/2011	$878,681
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	51,943,700
1,600,000	Kendle International, Inc., 3.375%, 7/15/2012	1,412,000
24,461,000	Nektar Therapeutics, 3.250%, 9/28/2012	22,198,358
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	30,373,927

		106,806,666

	REITs — 0.1%
6,469,000	ProLogis, 1.875%, 11/15/2037	5,522,909
5,920,000	ProLogis, 2.250%, 4/01/2037	5,335,400

		10,858,309

	Technology — 2.3%
14,075,000	Advanced Micro Devices, Inc., 5.750%, 8/15/2012	11,805,406
850,000	Advanced Micro Devices, Inc., 6.000%, 5/01/2015	636,438
1,100,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	918,500
220,000	Ciena Corp., 0.250%, 5/01/2013	175,725
8,970,000	Ciena Corp., 0.875%, 6/15/2017	6,178,087
2,050,000	Intel Corp., 2.950%, 12/15/2035	1,829,625
220,000,000	Intel Corp., 144A, 3.250%, 8/01/2039	235,125,000
9,197,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	7,530,044
3,880,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	3,681,150
3,730,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(b)	3,394,300
745,000	Nortel Networks Corp., 1.750%, 4/15/2012(e)	409,750
30,767,000	Nortel Networks Corp., 2.125%, 4/15/2014(e)	16,921,850
311,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	276,790

		288,882,665

	Textile — 0.0%
103,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	84,460

	Wireless — 0.1%
16,157,000	NII Holdings, Inc., 3.125%, 6/15/2012	14,117,179

	Wirelines — 0.8%
34,645,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	27,542,775
13,484,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	12,000,760

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$54,075,000	Level 3 Communications, Inc., 144A 7.000%, 3/15/2015(b)	$57,319,500
2,470,000	Level 3 Communications, Inc., 10.000%, 5/01/2011	2,439,125
1,000,000	Qwest Communications International, Inc., 3.500%, 11/15/2025	1,008,750

		100,310,910

	Total Convertible Bonds (Identified Cost $661,125,834)	679,438,924

Municipals — 0.5%
	California — 0.3%
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,358,456
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, 3.750%, 8/01/2028	3,489,831
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	5,038,484
14,415,000	State of California, 4.500%, 10/01/2029	13,720,629
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,967,302
3,620,000	State of California, 4.500%, 8/01/2030	3,427,597
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,183,101
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	11,540,839

		44,726,239

	Illinois — 0.0%
1,725,000	Chicago O’Hare International Airport, Series A, (FSA insured), 4.500%, 1/01/2038	1,711,252

	Michigan — 0.1%
12,850,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(b)	10,273,061

	Nebraska — 0.1%
6,230,000	Omaha Public Power District, Series AA, (FGIC insured), 4.500%, 2/01/2034	6,341,766

	Wisconsin — 0.0%
835,000	Wisconsin Housing & Economic Development Authority, Series E, 4.900%, 11/01/2035	835,376

	Total Municipals (Identified Cost $63,889,351)	63,887,694

	Total Bonds and Notes (Identified Cost $11,220,770,453)	11,278,235,201

Bank Loans — 0.7%
	Airlines — 0.1%
5,645,000	Delta Air Lines, Inc., Secured Term Loan, 9/27/2013(h)	5,602,662

	Energy — 0.1%
12,839,630	ATP Oil & Gas Corp., Tranche B-1 Term Loan, 8.500%, 7/15/2014(i)	11,767,521

Principal Amount (‡)	Description	Value (†)

	Energy — continued
$3,384,895	ATP Oil & Gas Corp., Tranche B2 Term Loan, 9.000%, 1/15/2011(i)	$3,102,256

		14,869,777

	Media Non-Cable — 0.1%
30,120,849	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(e)(i)	12,738,710
2,797,946	Tribune Co., Term Loan X, 5.000%, 6/04/2009(e)(i)(l)	1,358,766

		14,097,476

	Oil Field Services — 0.0%
2,485,000	Dresser, Inc., Second Lien Term Loan, 5.994%, 5/04/2015(i)	2,149,525
1,230,373	Dresser, Inc., Term Loan, 2.679%, 5/04/2014(i)	1,150,399

		3,299,924

	Retailers — 0.0%
1,520,647	Harbor Freight Tools USA, Inc., Tranche C Term Loan, 9.750%, 2/12/2013(i)	1,528,250

	Technology — 0.2%
6,799,473	Nuance Communications, Inc., Incremental Term Loan, 2.250%, 3/29/2013(i)	6,495,536
512,748	Nuance Communications, Inc., Term Loan, 2.250%, 3/31/2013(i)	489,829
433,064	Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(i)	404,806
12,001,044	Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(i)	11,683,016

		19,073,187

	Wirelines — 0.2%
1,985,000	Fairpoint Communications, Inc., Initial Term Loan A, 3/31/2014(h)	1,493,713
1,990,879	Fairpoint Communications, Inc., Initial Term Loan A, 4.750%, 3/31/2014(i)	1,498,136
3,970,000	Fairpoint Communications, Inc., Initial Term Loan B, 3/31/2015(h)	2,983,693
8,087,742	Fairpoint Communications, Inc., Initial Term Loan B, 5.000%, 3/31/2015(i)	6,078,423
16,952,315	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(i)(j)	10,459,579
5,395,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(i)	4,767,831

		27,281,375

	Total Bank Loans (Identified Cost $97,112,789)	85,752,651

Shares
Common Stocks — 2.8%
	Biotechnology — 0.3%
1,732,629	EPIX Pharmaceuticals, Inc.(g)	24,257
5,111	EPIX Pharmaceuticals, Inc., Contingent Value Rights(g)	—
867,059	Vertex Pharmaceuticals, Inc.(g)	32,861,536

		32,885,793

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(g)	16,998,207

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	4,446,550

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Electronic Equipment, Instruments & Components — 0.0%
41,343	Corning, Inc.	$632,961

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	50,062,914

	Household Durables — 0.1%
477,725	KB Home	7,935,012
549,450	Lennar Corp., Class A	7,829,663

		15,764,675

	Oil, Gas & Consumable Fuels — 0.2%
846,398	Chesapeake Energy Corp.	24,037,703
141,249	Spectra Energy Corp.	2,675,256

		26,712,959

	Pharmaceuticals — 1.3%
7,238,800	Bristol-Myers Squibb Co.	163,017,776
2,288	Teva Pharmaceutical Industries Ltd., Sponsored ADR	115,681

		163,133,457

	REITs — 0.3%
290,904	Apartment Investment & Management Co., Class A	4,290,834
889,730	Associated Estates Realty Corp.	8,559,202
201,557	Developers Diversified Realty Corp.	1,862,387
460,000	Equity Residential	14,122,000
122,402	Simon Property Group, Inc.	8,498,371

		37,332,794

	Thrifts & Mortgage Finance — 0.1%
4,794,025	Federal Home Loan Mortgage Corp.(g)(k)	8,629,245

	Total Common Stocks (Identified Cost $448,488,257)	356,599,555

Preferred Stocks — 1.5%
Convertible Preferred Stocks — 1.1%
	Automotive — 0.3%
1,458,359	Ford Motor Co. Capital Trust II, 6.500%	43,925,773

	Capital Markets — 0.1%
183,851	Newell Financial Trust I, 5.250%	6,503,729

	Commercial Banks — 0.0%
5,933	Wells Fargo & Co., Series L, Class A, 7.500%	5,298,169

	Diversified Consumer Services — 0.0%
6	Six Flags, Inc., 7.250%(g)	3

	Diversified Financial Services — 0.2%
16,622	Bank of America Corp., Series L, 7.250%	14,128,700
2,144	CIT Group, Inc., 8.750%	13,272
161,133	Sovereign Capital Trust IV, 4.375%	4,874,273

		19,016,245

	Electric Utilities — 0.2%
380,577	AES Trust III, 6.750%	16,769,174

Shares	Description	Value (†)

	Electric Utilities — continued
107,725	CMS Energy Trust I, 7.750%(b)(f)	$3,770,375

		20,539,549

	Machinery — 0.0%
171,240	United Rentals Trust I, 6.500%	4,259,595

	Oil, Gas & Consumable Fuels — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,333,266
158,777	El Paso Energy Capital Trust I, 4.750%	5,309,106

		9,642,372

	REITs — 0.0%
42,700	FelCor Lodging Trust, Inc., Series A, 7.800%	491,050

	Semiconductors & Semiconductor Equipment — 0.2%
32,320	Lucent Technologies Capital Trust I, 7.750%	24,724,800

	Total Convertible Preferred Stocks (Identified Cost $149,943,789)	134,401,285

Non-Convertible Preferred Stocks — 0.4%
	Diversified Financial Services — 0.2%
35,000	Bank of America Corp., 6.375%	628,250
250,146	CIT Group, Inc., 6.350%	637,872
36,916	Preferred Blocker, Inc., 144A, 7.000%	21,467,810

		22,733,932

	Electric Utilities — 0.0%
393	Entergy New Orleans, Inc., 4.750%	28,357

	Thrifts & Mortgage Finance — 0.2%
389,800	Countrywide Capital IV, 6.750%	7,862,266
75,100	Federal Home Loan Mortgage Corp., 5.000%(g)(k)	199,015
1,741,500	Federal Home Loan Mortgage Corp., 5.570%(g)(k)	2,786,400
444,350	Federal Home Loan Mortgage Corp., 5.660%(g)(k)	733,178
120,695	Federal Home Loan Mortgage Corp., 5.700%(g)(k)	310,186
283,000	Federal Home Loan Mortgage Corp., 5.790%(g)(k)	752,780
81,450	Federal Home Loan Mortgage Corp., 5.810%(g)(k)	222,359
219,750	Federal Home Loan Mortgage Corp., 5.900%(g)(k)	373,575
96,600	Federal Home Loan Mortgage Corp., 6.000%(g)(k)	284,970
89,300	Federal Home Loan Mortgage Corp., 6.420%(g)(k)	267,900
392,116	Federal Home Loan Mortgage Corp., 6.550%(g)(k)	713,651

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — continued
3,856,103	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(g)(k)	$6,979,546
192,100	Federal National Mortgage Association, 4.750%(g)(k)	489,855
144,900	Federal National Mortgage Association, 5.125%(g)(k)	385,434
104,850	Federal National Mortgage Association, 5.375%(g)(k)	297,774
56,600	Federal National Mortgage Association, 5.810%(g)(k)	157,914
87,300	Federal National Mortgage Association, 6.750%(g)(k)	137,061
250,000	Federal National Mortgage Association, 8.250%(g)(k)	395,000
6,747,525	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(g)(k)	10,863,515

		34,212,379

	Total Non-Convertible Preferred Stocks (Identified Cost $304,384,624)	56,974,668

	Total Preferred Stocks (Identified Cost $454,328,413)	191,375,953

Closed-End Investment Companies — 0.2%
191,930	BlackRock Senior High Income Fund, Inc.	658,320
1,033,275	Dreyfus High Yield Strategies	3,668,126
88,955	DWS High Income Trust	730,321
860,000	Highland Credit Strategies Fund	5,461,000
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,054,719
28,322	Van Kampen High Income Trust II	391,693
2,055,800	Western Asset High Income Opportunity Fund, Inc.	11,964,756
1,217,820	Western Asset Managed High Income Fund, Inc.	7,355,633

	Total Closed-End Investment Companies (Identified Cost $40,372,606)	31,284,568

Exchange Traded Funds — 0.5%
292,043	iShares iBoxx $ High Yield Corporate Bond Fund	25,217,913
837,667	SPDR Barclays Capital High Yield Bond Fund	32,241,803

	Total Exchange Traded Funds (Identified Cost $53,154,775)	57,459,716

Warrants — 0.0%
	Pharmaceuticals — 0.0%
574,624	Valeant Pharmaceuticals International(f)(g) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 4.1%
$84,269	Repurchase Agreement with State Street Corporation, dated 9/30/2009 at 0.000% to be repurchased at $84,269 on 10/01/2009, collateralized by $90,000 U.S. Treasury Bill, due 11/05/2009 valued at $89,996 including accrued interest (Note 2g of Notes to Financial Statements)	84,269

Principal Amount (‡)	Description	Value (†)

$514,789,236	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $514,789,236 on 10/01/2009, collateralized by $36,475,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 valued at $36,456,763; $300,000,000 Federal Home Loan Bank, 1.620% due 12/30/2009 valued at $304,590,000; $100,000,000 Federal National Mortgage Association Discount Note, due 12/30/2009 valued at $100,000,000; $82,495,000 Federal National Mortgage Association, 3.875% due 12/10/2009 valued at $84,041,781 including accrued interest (Note 2g of Notes to Financial Statements)	$514,789,236

	Total Short-Term Investments (Identified Cost $514,873,505)	514,873,505

	Total Investments — 99.0% (Identified Cost $12,829,100,798)(a)	12,515,581,149
	Other assets less liabilities — 1.0%	129,768,801

	Net Assets — 100.0%	$12,645,349,950

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
At September 30, 2009, the net unrealized depreciation on investments based on a cost of $12,884,137,592 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$763,092,378
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,131,648,821)

	Net unrealized depreciation	$(368,556,443)

(b)	Illiquid security. At September 30, 2009, the value of these securities amounted to $402,363,807 or 3.2% of net assets.
(c)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(d)	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of these securities amounted to $7,899,660 or 0.1% of net assets.
(g)	Non-income producing security.
(h)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(i)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(j)	All or a portion of interest payment is paid-in-kind.
(k)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(l)	Issuer has filed for bankruptcy.

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities amounted to $1,656,764,755 or 13.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thai Baht

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	8.8%
Non-Captive Diversified	6.9
Banking	6.7
Wirelines	5.3
Technology	4.9
Sovereigns	4.8
Healthcare	4.1
Electric	3.5
Non-Captive Consumer	3.2
Automotive	3.1
Pharmaceuticals	2.9
Retailers	2.6
Oil Field Services	2.4
Paper	2.4
Media Cable	2.4
Pipelines	2.3
Supranational	2.1
Other Investments, less than 2% each	26.5
Short-Term Investments	4.1

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

Currency Exposure at September 30, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	74.9%
Canadian Dollar	8.3
New Zealand Dollar	2.6
Brazilian Real	2.2
Other, less than 2% each	11.0

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$249,295,375	$170,197,311	$21,289,200
Net unrealized appreciation (depreciation)	12,767,198	14,618,236	1,263,894

Investments at value	262,062,573	184,815,547	22,553,094
Cash	—	6,106	—
Foreign currency at value (identified cost $0, $7,780, $874,981, $0 and $8,799,207)	—	8,213	880,281
Receivable for Fund shares sold	2,547,574	744,136	512,878
Receivable for securities sold	8,288,869	—	1,721,244
Receivable from investment advisor (Note 6)	21,692	12,111	13,486
Dividends and interest receivable	2,914,685	3,335,736	318,442
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	4,791	65,206
Tax reclaims receivable	10,183	—	439
Due from broker	—	5,028	—

TOTAL ASSETS	275,845,576	188,931,668	26,065,070

LIABILITIES
Payable for securities purchased	15,890,070	3,216,971	1,517,811
Payable for Fund shares redeemed	287,373	402,363	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	17,552	—
Dividends payable	—	—	—
Foreign taxes payable (Note 2)	—	184	—
Management fees payable (Note 6)	86,710	88,560	10,657
Deferred Trustees’ fees (Note 6)	212,359	80,543	16,727
Administrative fees payable (Note 6)	9,956	7,209	868
Other accounts payable and accrued expenses	77,406	65,662	36,074

TOTAL LIABILITIES	16,563,874	3,879,044	1,582,137

NET ASSETS	$259,281,702	$185,052,624	$24,482,933

NET ASSETS CONSIST OF:
Paid-in capital	$266,419,164	$200,080,520	$22,832,559
Undistributed net investment income (Distributions in excess of net investment income)	1,162,716	8,540	180,612
Accumulated net realized gain (loss) on investments and foreign currency transactions	(21,067,376)	(29,645,136)	126,236
Net unrealized appreciation (depreciation) on investments and foreign currency translations	12,767,198	14,608,700	1,343,526

NET ASSETS	$259,281,702	$185,052,624	$24,482,933

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$140,779,380	$59,944,387	$8,478,817

Shares of beneficial interest	11,820,281	13,338,029	782,082

Net asset value and redemption price per share	$11.91	$4.49	$10.84

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.47	$4.70	$11.35

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,027,907	$1,568,722	$—

Shares of beneficial interest	588,239	348,469	—

Net asset value and offering price per share	$11.95	$4.50	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$77,080,859	$17,826,637	$2,954,887

Shares of beneficial interest	6,467,699	3,960,598	273,099

Net asset value and offering price per share	$11.92	$4.50	$10.82

Class Y shares:
Net assets	$34,393,556	$105,712,878	$13,049,229

Shares of beneficial interest	2,872,316	23,545,501	1,205,606

Net asset value, offering and redemption price per share	$11.97	$4.49	$10.82

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$194,184,804	$12,829,100,798
7,110,958	(313,519,649)

201,295,762	12,515,581,149
—	28,329
—	8,687,510
1,426,211	37,774,087
—	32,240,848
42,507	—
902,024	193,384,207
—	—
—	52,563
—	—

203,666,504	12,787,748,693

446,484	101,755,128
635,633	32,506,294
—	—
185,399	—
—	339,912
80,898	5,667,057
201,782	489,310
7,903	495,206
70,466	1,145,836

1,628,565	142,398,743

$202,037,939	$12,645,349,950

$201,023,381	$13,614,150,354
40,900	(3,333,964)
(6,137,300)	(653,562,540)
7,110,958	(311,903,900)

$202,037,939	$12,645,349,950

$118,619,186	$5,544,029,232

10,224,857	414,142,440

$11.60	$13.39

$11.95	$14.02

$4,441,690	$148,886,834

383,269	11,059,473

$11.59	$13.46

$50,972,980	$4,894,545,621

4,390,564	363,833,272

$11.61	$13.45

$28,004,083	$2,057,888,263

2,406,845	153,823,270

$11.64	$13.38

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	Core Plus Bond Fund	High Income Fund	International Bond Fund

INVESTMENT INCOME
Dividends	$23,956	$162,845	$—
Interest	12,954,595	8,858,726	644,915
Securities lending income (Note 2)	3,323	648	—
Less net foreign taxes withheld	(11,979)	(13,149)	—

	12,969,895	9,009,070	644,915

Expenses
Management fees (Note 6)	893,730	558,817	88,309
Service fees - Class A (Note 6)	310,233	104,938	8,741
Service and distribution fees - Class B (Note 6)	82,185	15,269	—
Service and distribution fees - Class C (Note 6)	518,988	120,884	9,880
Trustees’ fees and expenses (Note 6)	15,673	13,412	12,992
Administrative fees (Note 6)	101,792	46,013	38,718
Custodian fees and expenses	27,123	47,382	31,393
Transfer agent fees and expenses - Class A (Note 6)	177,912	51,925	2,294
Transfer agent fees and expenses - Class B (Note 6)	11,813	1,923	—
Transfer agent fees and expenses - Class C (Note 6)	74,201	14,979	720
Transfer agent fees and expenses - Class Y (Note 6)	20,708	29,083	477
Audit and tax services fees	46,320	47,344	48,521
Legal fees	6,893	3,769	481
Shareholder reporting expenses	46,257	23,342	4,683
Registration fees	66,531	84,690	47,360
Miscellaneous expenses (Note 6)	(22,662)	(3,631)	4,103

Total expenses	2,377,697	1,160,139	298,672
Less fee reduction and/or expense reimbursement (Note 6)	(133,826)	(80,823)	(154,948)

Net expenses	2,243,871	1,079,316	143,724

Net investment income	10,726,024	7,929,754	501,191

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,026,647	(2,866,469)	191,068
Foreign currency transactions	20,938	(76,605)	55,057
Net change in unrealized appreciation (depreciation) on:
Investments	27,447,282	23,851,440	2,269,558
Foreign currency translations	(71)	(4,640)	126,700

Net realized and unrealized gain on investments and foreign currency transactions	28,494,796	20,903,726	2,642,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,220,820	$28,833,480	$3,143,574

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Strategic Income Fund

$—	$33,603,271
7,756,448	820,316,083
291	107,283
—	(1,165,114)

7,756,739	852,861,523

970,393	55,117,195
306,180	11,730,368
46,672	1,343,664
535,208	38,124,862
15,612	182,149
97,102	4,879,685
25,247	439,790
116,220	4,738,807
4,499	135,666
51,317	3,829,237
8,372	965,876
48,112	61,539
6,622	329,555
18,186	1,099,511
92,483	276,658
(21,652)	331,949

2,320,573	123,586,511
(171,005)	—

2,149,568	123,586,511

5,607,171	729,275,012

2,955,994	(769,749,888)
—	4,460,417

8,456,894	2,047,826,732
—	8,819,350

11,412,888	1,291,356,611

$17,020,059	$2,020,631,623

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Period Ended September 30, 2008 (a)

FROM OPERATIONS:
Net investment income	$10,726,024	$7,889,395	$7,929,754	$3,149,292	$501,191	$212,713
Net realized gain (loss) on investments and foreign currency transactions	1,047,585	1,986,851	(2,943,074)	555,245	246,125	(76,409)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	27,447,211	(13,469,246)	23,846,800	(10,381,633)	2,396,258	(1,052,732)

Net increase (decrease) in net assets resulting from operations	39,220,820	(3,593,000)	28,833,480	(6,677,096)	3,143,574	(916,428)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(7,509,410)	(6,214,311)	(3,638,806)	(2,552,225)	(80,043)	(20,706)
Class B	(436,844)	(690,101)	(124,178)	(205,884)	—	—
Class C	(2,761,267)	(812,461)	(969,430)	(471,489)	(13,441)	(5,728)
Class Y	(1,308,176)	(1,030,857)	(3,008,116)	(54,867)	(240,546)	(217,001)
Net realized capital gain
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class Y	—	—	—	—	—	—

Total distributions	(12,015,697)	(8,747,730)	(7,740,530)	(3,284,465)	(334,030)	(243,435)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	58,618,493	(35,735,068)	109,311,312	22,486,017	9,056,042	13,763,336

Redemption fees
Class A	—	10,657	17,604	12,665	—	259
Class B	—	1,520	697	782	—	—
Class C	—	1,489	4,945	3,312	—	275
Class Y	—	1,652	3,996	1,025	—	13,340

Total redemption fees	—	15,318	27,242	17,784	—	13,874

Net increase (decrease) in net assets	85,823,616	(48,060,480)	130,431,504	12,542,240	11,865,586	12,617,347
NET ASSETS
Beginning of the year	173,458,086	221,518,566	54,621,120	42,078,880	12,617,347	—

End of the year	$259,281,702	$173,458,086	$185,052,624	$54,621,120	$24,482,933	$12,617,347

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$1,162,716	$371,177	$8,540	$(14,090)	$180,612	$(22,126)

(a)	From commencement of operations on February 1, 2008 through September 30, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Strategic Income Fund
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$5,607,171	$4,755,700	$729,275,012	$754,292,599

2,955,994	498,940	(765,289,471)	183,690,261

8,456,894	(407,128)	2,056,646,082	(2,817,298,752)

17,020,059	4,847,512	2,020,631,623	(1,879,315,892)

(3,913,002)	(4,474,145)	(356,540,265)	(448,782,373)
(112,841)	(205,652)	(9,240,752)	(12,700,249)
(1,292,557)	(262,151)	(258,397,380)	(272,297,986)
(471,487)	(244,165)	(89,955,755)	(61,058,261)

—	—	(33,148,981)	(5,233,811)
—	—	(1,003,570)	(183,665)
—	—	(25,254,965)	(3,481,864)
—	—	(5,262,204)	(634,289)

(5,789,887)	(5,186,113)	(778,803,872)	(804,372,498)

51,940,484	14,420,990	923,443,021	2,697,961,138

—	—	—	209,238
—	—	—	7,216
—	—	—	140,777
—	—	—	25,844

—	—	—	383,075

63,170,656	14,082,389	2,165,270,772	14,655,823

138,867,283	124,784,894	10,480,079,178	10,465,423,355

$202,037,939	$138,867,283	$12,645,349,950	$10,480,079,178

$40,900	$(287,351)	$(3,333,964)	$97,385,788

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (b)(c)

CORE PLUS BOND FUND
Class A
9/30/2009	$10.54	$0.59	$1.44	$2.03	$(0.66)	$(0.66)	$—
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	(0.61)	0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
Class B
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	(0.57)	—
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	(0.51)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class C
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	(0.58)	—
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	(0.53)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
Class Y
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	(0.69)	—
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	(0.64)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (loss) (%) (g)	Portfolio turnover rate (%)

$11.91	20.07	$140,779	0.90		0.97		5.43	102
10.54	(1.61)	115,873	0.93		1.04		4.86	82
11.31	5.70	105,780	1.04		1.09		4.41	69
11.23	4.03	91,464	1.05		1.08		4.46	91
11.41	2.43	105,111	1.13		1.18		3.93	64

11.95	19.19	7,028	1.65		1.72		4.66	102
10.57	(2.21)	10,481	1.70		1.80		3.92	82
11.31	4.90	87,101	1.79		1.85		3.64	69
11.24	3.26	109,782	1.80		1.83		3.72	91
11.41	1.58	132,221	1.88		1.93		3.18	64

11.92	19.20	77,081	1.65		1.72		4.69	102
10.55	(2.32)	26,698	1.68		1.79		4.17	82
11.32	4.91	12,690	1.78		1.82		3.66	69
11.25	3.26	6,983	1.80		1.82		3.63	91
11.42	1.59	6,065	1.88		1.93		3.17	64

11.97	20.37	34,394	0.65		0.68		5.67	102
10.60	(1.36)	20,407	0.68		0.75		5.14	82
11.36	6.06	15,946	0.70		0.75		4.75	69
11.29	4.28	11,986	0.80	(h)	0.80	(h)	4.58	91
11.46	2.68	9,060	0.88		0.99		4.18	64

(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Includes fee/expense recovery of 0.06%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

HIGH INCOME FUND
Class A
9/30/2009	$4.24	$0.34	$0.24	$0.58	$(0.33)	$(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	(0.35)
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	(0.38)
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	(0.34)
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	(0.33)
Class B
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	(0.31)
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	(0.33)
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	(0.30)
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)
Class C
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	(0.32)
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	(0.33)
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	(0.30)
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)
Class Y
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	(0.34)
9/30/2008(h)	4.87	0.22	(0.65)	(0.43)	(0.21)	(0.21)
INTERNATIONAL BOND FUND
Class A
9/30/2009	$9.19	$0.32	$1.53	$1.85	$(0.20)	$(0.20)
9/30/2008(j)	10.00	0.17	(0.79)	(0.62)	(0.19)	(0.19)
Class C
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	(0.13)
9/30/2008(j)	10.00	0.13	(0.81)	(0.68)	(0.15)	(0.15)
Class Y
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	(0.22)
9/30/2008(j)	10.00	0.18	(0.81)	(0.63)	(0.20)	(0.20)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$0.00	(g)	$4.49	15.97	$59,944	1.15	1.28	8.82	30
0.00		4.24	(10.98)	38,577	1.15	1.40	7.01	27
0.00		5.12	8.10	32,603	1.18	1.43	6.40	41
0.00		5.09	9.39	29,069	1.31	1.48	6.70	41
0.00		4.98	10.34	25,817	1.58	1.72	6.60	42

0.00	(g)	4.50	15.06	1,569	1.90	2.06	8.32	30
0.00		4.25	(11.64)	2,267	1.90	2.15	6.15	27
0.00		5.13	7.21	4,201	1.94	2.18	5.63	41
0.00		5.10	8.79	7,283	2.08	2.25	6.00	41
0.00		4.98	9.29	12,034	2.33	2.47	5.85	42

0.00	(g)	4.50	15.37	17,827	1.90	2.03	8.09	30
0.00		4.24	(11.62)	9,945	1.90	2.15	6.32	27
0.00		5.12	7.22	5,275	1.93	2.17	5.63	41
0.00		5.09	8.58	3,457	2.07	2.23	5.96	41
0.00		4.98	9.29	3,554	2.33	2.47	5.82	42

0.00	(g)	4.49	16.29	105,713	0.90	0.92	8.32	30
0.01		4.24	(9.10)	3,833	0.90	1.15	8.03	27

$—		$10.84	20.41	$8,479	1.10	2.11	3.29	91
0.00	(i)	9.19	(6.37)	1,953	1.10	2.95	2.66	60

—		10.82	19.58	2,955	1.85	2.93	2.56	91
0.01	(i)	9.18	(6.95)	683	1.85	3.70	1.92	60

—		10.82	20.73	13,049	0.85	1.92	3.53	91
0.01	(i)	9.18	(6.39)	9,981	0.85	2.48	2.74	60

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective June 1, 2009, redemption fees were eliminated.
(h)	From commencement of class operations on February 29, 2008 through September 30, 2008.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	For the period February 1, 2008 (inception) through September 30, 2008.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2009	$10.98	$0.35	$0.63	$0.98	$(0.36)	$(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
Class B
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
Class C
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
Class Y
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)		Net investment income (loss) (%) (d)	Portfolio turnover rate (%)

$11.60	9.05	$118,619	0.90	0.99		3.10	77
10.98	4.29	105,047	0.92	1.07		4.04	52
11.00	4.46	108,536	0.99	1.10		4.13	45
11.00	3.20	114,180	1.04	1.09		3.57	50
11.09	1.05	141,417	1.24	1.24		2.50	93

11.59	8.24	4,442	1.65	1.74		2.32	77
10.97	3.52	4,532	1.67	1.82		3.29	52
10.99	3.72	6,787	1.74	1.85		3.37	45
10.98	2.36	9,952	1.79	1.84		2.79	50
11.07	0.29	15,114	1.99	1.99		1.75	93

11.61	8.24	50,973	1.65	1.74		2.32	77
10.99	3.62	22,711	1.66	1.83		3.29	52
11.00	3.62	5,261	1.74	1.85		3.38	45
10.99	2.46	4,230	1.79	1.84		2.81	50
11.08	0.21	5,715	1.99	1.99		1.75	93

11.64	9.40	28,004	0.65	0.72		3.42	77
11.01	4.55	6,577	0.67	0.72		4.28	52
11.03	4.79	4,201	0.71	0.75		4.43	45
11.03	3.43	2,461	0.74	0.74		3.89	50
11.13	1.24	2,533	1.02	1.59	(f)	2.77	93

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

STRATEGIC INCOME FUND
Class A
9/30/2009	$12.10	$0.87	$1.36	$2.23	$(0.86)	$(0.08)	$(0.94)
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)
Class B
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)
Class C
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)
Class Y
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:

Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$13.39	20.56	$5,544,029	0.99	0.99	7.74	39
0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
0.00	15.18	9.90	5,749,315	1.00	1.00	5.39	22
0.00	14.60	9.04	2,782,887	1.05	1.05	5.01	21
0.00	14.17	10.20	977,198	1.18	1.18	4.71	14

—	13.46	19.62	148,887	1.74	1.74	7.02	39
0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24
0.00	15.25	9.08	233,418	1.76	1.76	4.61	22
0.00	14.66	8.22	179,927	1.79	1.79	4.26	21
0.00	14.22	9.46	144,081	1.93	1.93	3.98	14

—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
0.00	15.24	9.08	3,843,823	1.75	1.75	4.63	22
0.00	14.65	8.14	1,812,278	1.79	1.79	4.24	21
0.00	14.22	9.45	765,200	1.93	1.93	3.93	14

—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24
0.00	15.17	10.22	638,868	0.74	0.74	5.67	22
0.00	14.59	9.28	271,065	0.78	0.78	5.30	21
0.00	14.17	10.51	50,369	0.91	0.91	4.98	14

(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund’s Prospectus.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned. The amount by which negative principal adjustments exceed interest income earned or positive principal adjustments on a cumulative basis is recorded as an increase to the cost basis of the security. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as foreign currency transactions, treasury inflation protected bond adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, distribution redesignations, expired capital loss carryforwards and return of capital and capital gains distributions from REITS. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, forward contracts mark to market, dividends payable, securities lending collateral gain/loss adjustment, REIT basis adjustments, discount accretion on inflation-protected securities and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 was as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$12,015,697	$—	$12,015,697	$8,747,730	$—	$8,747,730
High Income Fund	7,740,530	—	7,740,530	3,284,465	—	3,284,465
International Bond Fund	334,030	—	334,030	243,435	—	243,435
Limited Term Government and Agency Fund	5,789,887	—	5,789,887	5,186,113	—	5,186,113
Strategic Income Fund	725,851,869	52,952,003	778,803,872	794,838,869	9,533,629	804,372,498

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund	Strategic Income Fund
Undistributed ordinary income	$1,375,074	$143,101	$416,092	$428,081	$3,010,647
Undistributed long-term capital gains	—	—	—	—	—

Total undistributed earnings	1,375,074	143,101	416,092	428,081	3,010,647

Capital loss carryforward:
Expires September 30, 2010	(19,393,733)	(26,826,634)	—	—	—
Expires September 30, 2014	(181,728)	—	—	(1,425,832)	—
Expires September 30, 2015	—	—	—	(4,336,746)	—
Expires September 30, 2016	—	—	—	(100,316)	—
Expires September 30, 2017	—	(33,112)	—	—	(45,672,245)

Total capital loss carryforward	(19,575,461)	(26,859,746)	—	(5,862,894)	(45,672,245)
Deferred net capital losses (post-October 2008)	(129,243)	(2,276,152)	(45,041)	(83,587)	(552,853,501)
Unrealized appreciation (depreciation)	11,404,526	14,099,463	1,297,602	6,920,139	(366,940,694)

Total accumulated earnings (losses)	(6,925,104)	(14,893,334)	1,668,653	1,401,739	(962,455,793)

Capital loss carryforward utilized in the current year	$123,810	$—	$—	$2,626,828	$—

The High Income Fund had carry forward losses expire in the current year in the amount of $43,374,722.

The Limited Term Government and Agency Fund had carry forward losses expire in the current year in the amount of $4,128,091.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

i.  Delayed Delivery Commitments.  Purchases of when-issued or delayed delivery instruments (identified in the Portfolio of Investments as TBA investments) may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Fund enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/ or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy for which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (a)	$—	$249,607,477	$—	$249,607,477

Preferred Stocks
Diversified Financial Services	—	309,375	—	309,375
Thrifts & Mortgage Finance	401,920	6,762	—	408,682

Total Preferred Stocks	401,920	316,137	—	718,057

Short-Term Investments	11,737,039	—	—	11,737,039

Total	$12,138,959	$249,923,614	$—	$262,062,573

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
ABS Car Loan	$—	$181,185	$—	$181,185
ABS Credit Card	—	96,345	—	96,345
ABS Home Equity	—	2,430,426	—	2,430,426
Aerospace & Defense	—	4,739,000	—	4,739,000
Airlines	—	487,208	—	487,208
Automotive	—	4,687,489	—	4,687,489
Banking	—	501,343	—	501,343
Building Materials	—	1,639,822	—	1,639,822
Chemicals	—	475,594	—	475,594
Collateralized Mortgage Obligations	—	1,205,691	—	1,205,691
Commercial Mortgage-Backed Securities	—	5,350,282	389,767	5,740,049
Construction Machinery	—	2,658,096	—	2,658,096
Consumer Products	—	215,800	—	215,800
Diversified Manufacturing	—	110,625	—	110,625
Electric	—	8,130,035	—	8,130,035
Food & Beverage	—	2,742,244	—	2,742,244
Government Guaranteed	—	267,127	—	267,127
Government Owned - No Guarantee	—	173,888	—	173,888
Healthcare	—	11,769,047	—	11,769,047
Home Construction	—	7,143,381	—	7,143,381
Independent Energy	—	12,477,826	—	12,477,826
Industrial Other	—	350,875	—	350,875
Lodging	—	7,630,275	—	7,630,275
Media Cable	—	3,882,635	—	3,882,635
Media Non-Cable	—	2,154,113	—	2,154,113
Metals & Mining	—	3,289,709	—	3,289,709
Non-Captive Consumer	—	3,564,200	497,545	4,061,745
Non-Captive Diversified	—	3,859,765	478,858	4,338,623
Oil Field Services	—	2,371,735	—	2,371,735
Packaging	—	175,438	—	175,438
Paper	—	5,299,271	—	5,299,271
Pharmaceuticals	—	9,235,508	—	9,235,508
Pipelines	—	3,123,088	—	3,123,088
Refining	—	818,388	—	818,388
REITs	—	524,688	—	524,688
Retailers	—	4,621,306	—	4,621,306
Sovereigns	—	3,588,256	—	3,588,256
Supermarkets	—	1,768,563	—	1,768,563
Supranational	—	87,375	678,290	765,665
Technology	—	14,224,306	1,096,560	15,320,866
Textile	—	277,500	—	277,500
Transportation Services	—	760,813	—	760,813
Treasuries	—	3,440,277	—	3,440,277
Wireless	—	6,916,375	—	6,916,375
Wirelines	—	11,878,542	1,834,025	13,712,567

Total Bonds and Notes	—	161,325,455	4,975,045	166,300,500

Bank Loans (a)	—	2,706,147	—	2,706,147

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

High Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Preferred Stocks Convertible Preferred Stocks (a)	$—	$2,246,241	$—	$2,246,241

Non-Convertible Preferred Stocks
Diversified Financial Services	—	159,340	—	159,340
Thrifts & Mortgage Finance	32,723	38,681	—	71,404

Total Non-Convertible Preferred Stocks	32,723	198,021	—	230,744

Total Preferred Stocks	32,723	2,444,262	—	2,476,985

Common Stocks (a)	613,193	—	—	613,193
Closed-End Investment Companies	49,360	—	—	49,360
Short-Term Investments	12,669,362	—	—	12,669,362

Total Investments	13,364,638	166,475,864	4,975,045	184,815,547

Forward Foreign Currency Contracts (unrealized appreciation)	—	4,791	—	4,791

Total	$13,364,638	$166,480,655	$4,975,045	$184,820,338

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(17,552)	$—	$(17,552)

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
Australia	$—	$301,423	$—	$301,423
Austria	—	190,037	—	190,037
Belgium	—	1,862,998	—	1,862,998
Brazil	—	104,961	—	104,961
Canada	—	1,066,847	—	1,066,847
Cayman Islands	—	286,947	—	286,947
France	—	790,285	—	790,285
Germany	—	5,372,031	—	5,372,031
India	—	174,074	—	174,074
Ireland	—	270,956	98,563	369,519
Italy	—	207,457	—	207,457
Japan	—	2,052,028	—	2,052,028
Jersey	—	76,530	—	76,530
Luxembourg	—	121,023	—	121,023
Mexico	—	286,636	—	286,636
Netherlands	—	868,794	—	868,794
Norway	—	815,874	—	815,874
Singapore	—	196,434	—	196,434
South Africa	—	104,629	—	104,629

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

International Bond Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (continued)
Non-Convertible Bonds (continued)
Spain	$—	$146,016	$—	$146,016
Supranational	—	1,134,977	67,829	1,202,806
Sweden	—	542,881	—	542,881
United Arab Emirates	—	184,505	—	184,505
United Kingdom	—	1,385,386	—	1,385,386
United States	—	2,019,303	—	2,019,303

Total Non-Convertible Bonds	—	20,563,032	166,392	20,729,424

Convertible Bonds (a)	—	40,875	—	40,875

Total Bonds and Notes	—	20,603,907	166,392	20,770,299

Short-Term Investments	1,782,795	—	—	1,782,795

Total Investments	1,782,795	20,603,907	166,392	22,553,094

Forward Foreign Currency Contracts (unrealized appreciation)	—	65,206	—	65,206

Total	$1,782,795	$20,669,113	$166,392	$22,618,300

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
ABS Car Loan	$—	$4,315,613	$—	$4,315,613
ABS Credit Card	—	6,866,462	—	6,866,462
ABS Home Equity	—	1,821,069	538,786	2,359,855
ABS Other	—	711,857	—	711,857
Collateralized Mortgage Obligations	—	899,926	—	899,926
Commercial Mortgage-Backed Securities	—	21,928,751	—	21,928,751
Government Guaranteed	—	7,012,005	—	7,012,005
Government Owned — No Guarantee	—	20,115,067	—	20,115,067
Government Sponsored	—	16,770,397	—	16,770,397
Hybrid ARMs	—	4,120,266	—	4,120,266
Mortgage Related	—	85,629,376	—	85,629,376
Treasuries	—	29,567,814	—	29,567,814

Total Bonds and Notes	—	199,758,603	538,786	200,297,389

Short-Term Investments	998,373	—	—	998,373

Total	$998,373	$199,758,603	$538,786	$201,295,762

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
ABS Credit Card	$—	$83,481,495	$—	$83,481,495
Aerospace & Defense	—	13,886,090	—	13,886,090
Airlines	—	181,376,841	6,940,852	188,317,693
Automotive	—	351,728,209	2,526,146	354,254,355
Banking	—	839,818,564	—	839,818,564
Brokerage	—	4,233,472	—	4,233,472
Building Materials	—	124,666,576	—	124,666,576
Chemicals	—	74,451,079	23,203,580	97,654,659
Construction Machinery	—	110,515,164	—	110,515,164
Consumer Cyclical Services	—	102,376,826	—	102,376,826
Consumer Products	—	17,259,571	—	17,259,571
Distributors	—	1,712,055	—	1,712,055
Diversified Manufacturing	—	70,557,378	20,732,656	91,290,034
Electric	—	430,386,678	4,708,532	435,095,210
Entertainment	—	26,984,554	—	26,984,554
Financial Other	—	20,368,400	—	20,368,400
Food & Beverage	—	134,142,310	—	134,142,310
Government Owned - No Guarantee	—	38,958,381	—	38,958,381
Government Sponsored	—	49,644,479	—	49,644,479
Health Insurance	—	76,663,414	—	76,663,414
Healthcare	—	481,965,184	—	481,965,184
Home Construction	—	232,235,895	—	232,235,895
Independent Energy	—	161,022,174	—	161,022,174
Industrial Other	—	18,541,438	—	18,541,438
Life Insurance	—	26,197,543	—	26,197,543
Local Authorities	—	92,012,261	—	92,012,261
Media Cable	—	306,681,023	—	306,681,023
Media Non-Cable	—	71,306,454	—	71,306,454
Metals & Mining	—	103,771,461	—	103,771,461
Non-Captive Consumer	—	401,735,654	4,129,285	405,864,939
Non-Captive Diversified	—	836,657,070	4,017,538	840,674,608
Oil Field Services	—	307,512,148	—	307,512,148
Packaging	—	39,357,053	—	39,357,053
Packaging & Containers	—	5,080,699	—	5,080,699
Paper	—	308,471,186	—	308,471,186
Pharmaceuticals	—	93,382,625	—	93,382,625
Pipelines	—	288,998,722	—	288,998,722
Property & Casualty Insurance	—	44,849,379	—	44,849,379
Railroads	—	45,800,542	—	45,800,542
Refining	—	1,192,250	—	1,192,250
REITs	—	140,301,111	—	140,301,111
Restaurants	—	902,678	—	902,678
Retailers	—	329,250,378	—	329,250,378
Sovereigns	—	612,033,388	—	612,033,388
Supermarkets	—	97,345,868	—	97,345,868
Supranational	—	236,970,552	30,455,245	267,425,797
Technology	—	300,459,697	225,000	300,684,697

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (continued)
Non-Convertible Bonds (continued)
Tobacco	$—	$176,280,732	$—	$176,280,732
Transportation Services	—	54,210,782	—	54,210,782
Treasuries	—	1,114,695,982	—	1,114,695,982
Wireless	—	207,441,738	—	207,441,738
Wirelines	—	548,094,546	—	548,094,546

Total Non-Convertible Bonds	—	10,437,969,749	96,938,834	10,534,908,583

Convertible Bonds
Airlines	—	2,957,500	—	2,957,500
Diversified Manufacturing	—	2,596,000	—	2,596,000
Electric	—	2,058,750	—	2,058,750
Healthcare	—	38,378,537	—	38,378,537
Independent Energy	—	3,459,850	—	3,459,850
Industrial Other	—	30,088,500	—	30,088,500
Lodging	—	27,946,537	—	27,946,537
Media Non-Cable	—	4,763,735	—	4,763,735
Metals & Mining	—	22,347,738	—	22,347,738
Non-Captive Diversified	—	22,017,500	—	22,017,500
Oil Field Services	—	1,764,088	—	1,764,088
Pharmaceuticals	—	106,806,666	—	106,806,666
REITs	—	10,858,309	—	10,858,309
Technology	—	285,488,365	3,394,300	288,882,665
Textile	—	84,460	—	84,460
Wireless	—	14,117,179	—	14,117,179
Wirelines	—	42,991,410	57,319,500	100,310,910

Total Convertible Bonds	—	618,725,124	60,713,800	679,438,924

Municipals (a)	—	63,887,694	—	63,887,694

Total Bonds and Notes	—	11,120,582,567	157,652,634	11,278,235,201

Bank Loans (a)	—	85,752,651	—	85,752,651

Common Stocks (a)	356,599,555	—	—	356,599,555

Preferred Stocks
Convertible Preferred Stocks
Automotive	43,925,773	—	—	43,925,773
Capital Markets	—	6,503,729	—	6,503,729
Commercial Banks	5,298,169	—	—	5,298,169
Diversified Consumer Services	3	—	—	3
Diversified Financial Services	—	19,016,245	—	19,016,245
Electric Utilities	—	16,769,174	3,770,375	20,539,549
Machinery	—	4,259,595	—	4,259,595
Oil, Gas & Consumable Fuels	4,333,266	5,309,106	—	9,642,372
REITs	—	—	491,050	491,050
Semiconductors & Semiconductor Equipment	—	24,724,800	—	24,724,800

Total Convertible Preferred Stocks	53,557,211	76,582,649	4,261,425	134,401,285

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Preferred Stocks (continued)
Non-Convertible Preferred Stocks
Diversified Financial Services	$1,266,122	$21,467,810	$—	$22,733,932
Electric Utilities	—	28,357	—	28,357
Thrifts & Mortgage Finance	18,347,060	15,865,319	—	34,212,379

Total Non-Convertible Preferred Stocks	19,613,182	37,361,486	—	56,974,668

Total Preferred Stocks	73,170,393	113,944,135	4,261,425	191,375,953

Closed-End Investment Companies	31,284,568	—	—	31,284,568
Exchange Traded Funds	57,459,716	—	—	57,459,716
Short-Term Investments	514,873,505	—	—	514,873,505

Total	$1,033,387,737	$11,320,279,353	$161,914,059	$12,515,581,149

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2009:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
ABS Home Equity	$2,940,801	$—	$(1,585,344)	$811,247	$(1,401,317)	$(765,387)	$—
Financial Other	1,406,692	730	—	162,945	—	(1,570,367)	—
Technology	522,800	786	(1,029,551)	605,240	(99,275)	—	—
Wireless	2,216,254	2,538	—	612,329	—	(2,831,121)	—

Total	$7,086,547	$4,054	$(2,614,895)	$2,191,761	$(1,500,592)	$(5,166,875)	$—

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Banking	$320,000	$4,358	$(406,726)	$118,618	$(36,250)	$—	$—
Chemicals	254,600	1,994	—	(42,187)	261,187	(475,594)	—
Commercial Mortgage-Backed Securities	—	—	44,500	21,654	323,613	—	389,767
Healthcare	63,500	668	—	37,624	(101,792)	—	—
Industrial Other	67,200	—	—	44,800	—	(112,000)	—
Media Non-Cable	159,375	6,496	(266,237)	180,741	(80,375)	—	—
Non-Captive Consumer	408,215	9,753	—	79,577	—	—	497,545
Non-Captive Diversified	—	125	—	7,244	471,489	—	478,858

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

High Income Fund

Asset Valuation Inputs (continued)

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes (continued)
Property & Casualty Insurance	$15,900	$—	$(1,302)	$402	$(15,000)	$—	$—
Supranational	583,267	50,343	—	44,680	—	—	678,290
Technology	381,600	12,433	(8,795)	106,662	728,300	(123,640)	1,096,560
Wireless	133,460	860	—	57,305	275,875	(467,500)	—
Wirelines	—	619	—	74,029	1,759,377	—	1,834,025
Preferred Stocks	—	—	—	—	—	—	—
Convertible Preferred Stocks Semiconductors & Semiconductor Equipment	371,256	—	—	239,979	—	(611,235)	—

Total	$2,758,373	$87,649	$(638,560)	$971,128	$3,586,424	$(1,789,969)	$4,975,045

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Non-Convertible Bonds
Ireland	$—	$—	$—	$(147)	$98,710	$—	$98,563
Supranational	58,327	5,034	—	4,468	—	—	67,829
United States	68,665	48	4,952	4,322	(77,987)	—	—

Total	$126,992	$5,082	$4,952	$8,643	$20,723	$—	$166,392

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
ABS Home Equity	$743,234	$—	$13,224	$(287,671)	$(707,002)	$777,001	$538,786

Total	$743,234	$—	$13,224	$(287,671)	$(707,002)	$777,001	$538,786

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Non-Convertible Bonds
Airlines	$16,733,800	$—	$128,579	$4,797,869	$(2,401,865)	$(12,317,531)	$6,940,852
Automotive	—	3,949	—	(24,731)	494,230	2,052,698	2,526,146
Banking	49,326,408	1,800,522	(34,140,022)	20,069,348	(8,658,000)	(28,398,256)	—
Chemicals	9,748,500	220,718	—	3,747,860	—	9,486,502	23,203,580
Diversified Manufacturing	—	98,826	—	1,626,310	19,007,520	—	20,732,656
Electric	—	82,267	—	71,916	4,554,349	—	4,708,532
Independent Energy	4,890,065	56,028	—	688,093	—	(5,634,186)	—
Industrial Other	9,600,000	—	—	6,400,000	—	(16,000,000)	—
Life Insurance	2,828,966	—	403,808	1,967,772	(5,200,546)	—	—
Media Non-Cable	5,251,125	246,750	(10,728,408)	8,055,958	(2,825,425)	—	—
Non-Captive Consumer	7,027,071	186,834	—	1,970,519	—	(5,055,139)	4,129,285
Non-Captive Diversified	17,213,700	38,142	—	4,942,232	3,955,364	(22,131,900)	4,017,538
Property & Casualty Insurance	3,662,300	2,971	(120,488)	(446,283)	(423,300)	(2,675,200)	—
Supranational	40,912,861	—	—	7,001,642	—	(17,459,258)	30,455,245
Technology	8,828,600	64,549	(6,933)	(314,266)	184,650	(8,531,600)	225,000
Wireless	19,281,400	55,587	—	8,147,063	773,550	(28,257,600)	—
Convertible Bonds
Healthcare	2,555,500	27,551	—	1,480,595	(4,063,646)	—	—
Technology	—	73,071	39,962	(113,053)	(466,000)	3,860,320	3,394,300
Transportation Services	358,670	4,616	27,920	11,794	(403,000)	—	—
Wirelines	—	41,099	—	4,284,901	52,993,500	—	57,319,500
Preferred Stocks
Convertible Preferred Stocks
Electric Utilities	4,309,000	—	—	(538,625)	—	—	3,770,375
REITs	—	—	—	(32,025)	—	523,075	491,050
Semiconductors & Semiconductor Equipment	15,017,488	—	—	9,707,312	—	(24,724,800)	—

Total	$217,545,454	$3,003,480	$(44,395,582)	$83,502,201	$57,521,381	$(155,262,875)	$161,914,059

4.  Derivatives.  Effective April 1, 2009, the Funds adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use are forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the funds. High Income Fund and International Bond Fund engaged in forward foreign currency contract transactions during the year ended September 30, 2009.

The following is a summary of derivative instruments for High Income Fund, as of September 30, 2009:

Asset Derivatives	Forwards
Foreign exchange contracts	$ 4,791
Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Liability Derivatives	Forwards
Foreign exchange contracts	$ (17,552)
Statement of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments during the period April 1, 2009 to September 30, 2009, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$ (36,465)
Statement of Operations Location	Net realized gain (loss) on foreign currency transactions
Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$ (19,476)
Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on foreign currency translations

The following is a summary of derivative instruments for International Bond Fund, as of September 30, 2009:

Asset Derivatives	Forwards
Foreign exchange contracts	$ 65,206
Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Transactions in derivative instruments during the period April 1, 2009 to September 30, 2009, were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$ 195,162
Statement of Operations Location	Net realized gain (loss) on foreign currency transactions
Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$ 22,227
Statement of Operations Location	Net change in unrealized appreciation/(depreciation) on foreign currency translations

Volume of derivative activity for High Income Fund and International Bond Fund, based on month-end notional amounts outstanding during the period April 1, 2009 to September 30, 2009, were as follows:

Percentage of Net Assets

High Income Fund	Forwards
Average Notional Amount Outstanding	0.44%
Highest Notional Amount Outstanding	0.79%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2009	0.00%

International Bond Fund	Forwards
Average Notional Amount Outstanding	10.93%
Highest Notional Amount Outstanding	15.51%
Lowest Notional Amount Outstanding	6.87%
Notional Amount Outstanding as of September 30, 2009	7.80%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

5.  Purchases and Sales of Securities.  For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$146,443,561	$114,266,435	$112,488,661	$91,084,725
High Income Fund	—	—	127,878,005	25,832,335
International Bond Fund	1,169,577	1,171,276	17,667,867	11,600,919
Limited Term Government and Agency Fund	164,053,899	121,528,615	43,725,944	17,645,403
Strategic Income Fund	163,575,904	191,548,045	3,870,713,357	3,499,805,852

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Next $13 billion	Over $15 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%	0.5400%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2010 and will be reevaluated on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

For the year ended September 30, 2009, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fee	Reduction of Management Fee[1]	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net

Core Plus Bond Fund	$446,865	$—	$446,865	0.218%	0.218%
High Income Fund	558,817	16,356	542,461	0.600%	0.580%
International Bond Fund	88,309	88,309	—	0.600%	—
Limited Term Government and Agency Fund	970,393	12,931	957,462	0.500%	0.493%
Strategic Income Fund	55,117,195	—	55,117,195	0.561%	0.561%

1 Management fee reductions are subject to possible recovery until September 30, 2010.

For the year ended September 30, 2009, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$446,865	0.218%

For the year ended September 30, 2009, expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$86,191	$5,790	$35,428	$6,417	$133,826
High Income Fund	48,409	1,923	14,135	—	64,467
International Bond Fund	14,225	—	4,716	47,698	66,639
Limited Term Government and Agency Fund	100,205	3,973	45,524	8,372	158,074

2 Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

For the year ended September 30, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$101,792
High Income Fund	46,013
International Bond Fund	38,718
Limited Term Government and Agency Fund	97,102
Strategic Income Fund	4,879,685

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2009, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Core Plus Bond Fund	$310,233	$20,546	$129,747	$61,639	$389,241
High Income Fund	104,938	3,817	30,221	11,452	90,663
International Bond Fund	8,741	—	2,470	—	7,410
Limited Term Government and Agency Fund	306,180	11,668	133,802	35,004	401,406
Strategic Income Fund	11,730,368	335,916	9,531,216	1,007,748	28,593,646

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

For the year ended September 30, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	$93,297	$6,378	$37,859	$18,255
High Income Fund	21,685	851	3,099	23,847
International Bond Fund	1,475	—	172	187
Limited Term Government and Agency Fund	50,842	1,944	11,911	7,994
Strategic Income Fund	3,503,843	100,896	1,259,866	861,698

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2009 were as follows:

Fund	Commission
Core Plus Bond Fund	$298,698
High Income Fund	104,449
International Bond Fund	25,048
Limited Term Government and Agency Fund	184,190
Strategic Income Fund	8,326,656

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

For the year ended September 30, 2009, net depreciation in the value of participants’ deferral accounts has been included as a reduction of miscellaneous expenses on the Statements of Operations, as follows:

Fund	Amount
Core Plus Bond Fund	$33,926
High Income Fund	8,622
Limited Term Government and Agency Fund	32,163
Strategic Income Fund	49,800

g.  Redemption Fees.  Effective June 1, 2009, the redemption fee imposed on Class A shares of High Income Fund was eliminated. Prior to June 1, 2009, shareholders of Class A shares of High Income Fund were charged a 2% redemption fee if they redeemed, including redeeming by exchange within 60 days of acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Fund. These fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

9.  Shareholders.  At September 30, 2009, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 19,053 shares of beneficial interest of Limited Term Government and Agency Fund. At September 30, 2009, Natixis US owned shares equating to 46.46% of International Bond Fund’s net assets. At September 30, 2009, three shareholders individually owned more than 5% of the High Income Fund’s total outstanding shares, representing in aggregate, 21.90% of the Fund.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Core Plus Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	5,053,473	$54,649,921	3,961,377	$44,610,104
Issued in connection with the reinvestment of distributions	515,393	5,579,642	416,060	4,674,418
Redeemed	(4,737,622)	(51,103,206)	(2,742,021)	(30,840,053)

Net change	831,244	$9,126,357	1,635,416	$18,444,469

Class B
Issued from the sale of shares	72,713	$778,608	81,830	$928,726
Issued in connection with the reinvestment of distributions	28,331	305,872	43,582	492,099
Redeemed	(504,102)	(5,425,057)	(6,832,567)	(77,200,182)

Net change	(403,058)	$(4,340,577)	(6,707,155)	$(75,779,357)

Class C
Issued from the sale of shares	5,539,383	$59,909,721	1,866,796	$20,868,873
Issued in connection with the reinvestment of distributions	82,284	901,682	25,095	281,730
Redeemed	(1,683,762)	(18,156,728)	(483,069)	(5,447,710)

Net change	3,937,905	$42,654,675	1,408,822	$15,702,893

Class Y
Issued from the sale of shares	2,459,788	$27,430,717	1,132,575	$12,755,055
Issued in connection with the reinvestment of distributions	63,520	692,382	44,572	502,262
Redeemed	(1,576,971)	(16,945,061)	(654,873)	(7,360,390)

Net change	946,337	$11,178,038	522,274	$5,896,927

Increase (decrease) from capital share transactions	5,312,428	$58,618,493	(3,140,643)	$(35,735,068)

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

10.  Capital Shares (continued).

	Year Ended September 30, 2009		Period Ended September 30, 2008*
High Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	9,902,651	$37,553,280	4,904,752	$23,822,307
Issued in connection with the reinvestment of distributions	702,667	2,621,142	378,438	1,831,932
Redeemed	(6,362,694)	(24,378,951)	(2,555,411)	(12,401,358)

Net change	4,242,624	$15,795,471	2,727,779	$13,252,881

Class B
Issued from the sale of shares	22,526	$84,592	44,248	$206,339
Issued in connection with the reinvestment of distributions	21,555	78,355	26,234	128,112
Redeemed	(229,184)	(845,267)	(356,172)	(1,746,563)

Net change	(185,103)	$(682,320)	(285,690)	$(1,412,112)

Class C
Issued from the sale of shares	2,411,038	$9,092,790	1,607,159	$7,812,971
Issued in connection with the reinvestment of distributions	155,802	577,576	53,048	255,350
Redeemed	(949,303)	(3,508,124)	(346,620)	(1,670,004)

Net change	1,617,537	$6,162,242	1,313,587	$6,398,317

Class Y
Issued from the sale of shares	22,731,680	$88,407,570	922,271	$4,329,547
Issued in connection with the reinvestment of distributions	650,415	2,696,934	9,401	42,724
Redeemed	(740,730)	(3,068,585)	(27,536)	(125,340)

Net change	22,641,365	$88,035,919	904,136	$4,246,931

Increase (decrease) from capital share transactions	28,316,423	$109,311,312	4,659,812	$22,486,017

*	From February 29, 2008 (commencement of operations) through September 30, 2008 for Class Y shares.

	Year Ended September 30, 2009		Period Ended September 30, 2008**
International Bond Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	672,013	$6,666,998	327,200	$3,256,979
Issued in connection with the reinvestment of distributions	5,103	49,865	1,505	14,727
Redeemed	(107,505)	(999,973)	(116,234)	(1,149,151)

Net change	569,611	$5,716,890	212,471	$2,122,555

Class C
Issued from the sale of shares	238,418	$2,461,614	101,736	$1,017,705
Issued in connection with the reinvestment of distributions	670	6,563	284	2,804
Redeemed	(40,421)	(390,729)	(27,588)	(272,845)

Net change	198,667	$2,077,448	74,432	$747,664

Class Y
Issued from the sale of shares	148,246	$1,536,076	1,079,358	$10,809,876
Issued in connection with the reinvestment of distributions	24,645	234,656	21,719	215,650
Redeemed	(54,815)	(509,028)	(13,547)	(132,409)

Net change	118,076	$1,261,704	1,087,530	$10,893,117

Increase (decrease) from capital share transactions	886,354	$9,056,042	1,374,433	$13,763,336

** From February 1, 2008 (commencement of operations) through September 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

10.  Capital Shares (continued).

	Year Ended September 30, 2009		Year Ended September 30, 2008
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	8,687,955	$97,183,574	2,035,015	$22,451,140
Issued in connection with the reinvestment of distributions	242,614	2,733,365	269,896	2,982,151
Redeemed	(8,273,983)	(93,400,549)	(2,604,784)	(28,704,540)

Net change	656,586	$6,516,390	(299,873)	$(3,271,249)

Class B
Issued from the sale of shares	130,399	$1,438,679	67,405	$747,264
Issued in connection with the reinvestment of distributions	7,515	84,528	16,247	179,371
Redeemed	(167,898)	(1,871,502)	(288,166)	(3,175,026)

Net change	(29,984)	$(348,295)	(204,514)	$(2,248,391)

Class C
Issued from the sale of shares	6,162,236	$68,267,485	1,833,502	$20,260,185
Issued in connection with the reinvestment of distributions	42,444	479,083	13,505	149,095
Redeemed	(3,881,272)	(43,578,196)	(257,963)	(2,855,031)

Net change	2,323,408	$25,168,372	1,589,044	$17,554,249

Class Y
Issued from the sale of shares	2,463,987	$28,003,881	367,309	$4,065,238
Issued in connection with the reinvestment of distributions	14,127	160,181	13,550	150,194
Redeemed	(668,533)	(7,560,045)	(164,425)	(1,829,051)

Net change	1,809,581	$20,604,017	216,434	$2,386,381

Increase (decrease) from capital share transactions	4,759,591	$51,940,484	1,301,091	$14,420,990

	Year Ended September 30, 2009		Year Ended September 30, 2008
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	197,022,094	$2,182,492,582	197,552,720	$2,901,194,415
Issued in connection with the reinvestment of distributions	27,449,011	301,119,073	22,956,546	331,016,205
Redeemed	(269,140,105)	(2,956,389,363)	(140,438,578)	(1,990,731,186)

Net change	(44,669,000)	$(472,777,708)	80,070,688	$1,241,479,434

Class B
Issued from the sale of shares	498,498	$5,392,143	410,099	$6,009,632
Issued in connection with the reinvestment of distributions	443,741	4,856,521	401,421	5,839,477
Redeemed	(3,184,682)	(35,016,126)	(2,816,244)	(41,124,244)

Net change	(2,242,443)	$(24,767,462)	(2,004,724)	$(29,275,135)

Class C
Issued from the sale of shares	123,246,746	$1,377,861,744	118,265,590	$1,746,293,697
Issued in connection with the reinvestment of distributions	11,167,692	123,558,637	7,195,646	104,006,617
Redeemed	(98,406,847)	(1,085,168,243)	(49,785,407)	(709,035,285)

Net change	36,007,591	$416,252,138	75,675,829	$1,141,265,029

Class Y
Issued from the sale of shares	132,053,741	$1,485,053,461	47,274,736	$690,204,820
Issued in connection with the reinvestment of distributions	2,940,277	33,107,757	1,084,519	15,512,730
Redeemed	(45,930,609)	(513,425,165)	(25,704,216)	(361,225,740)

Net change	89,063,409	$1,004,736,053	22,655,039	$344,491,810

Increase (decrease) from capital share transactions	78,159,557	$923,443,021	176,396,832	$2,697,961,138

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.18%
High Income	2.08%
Strategic Income	4.62%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2009, unless subsequently determined to be different.

Fund	Amount
Strategic Income	$52,952,003

Qualified Dividend Income.  For the fiscal year ended September 30, 2009, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
Strategic Income

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUSTS continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

EQUITY FUNDS

ANNUAL REPORT

September 30, 2009

Loomis Sayles Disciplined Equity Fund

(Formerly Loomis Sayles Research Fund)

Loomis Sayles Global Markets Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Management Discussion and Performance page 1

Portfolio of Investments page 18

Financial Statements page 35

LOOMIS SAYLES DISCIPLINED EQUITY FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

July 31, 2000

Managers:

Maureen G. Depp, CFA

Brian James, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSRRX
Class B	LSCBX
Class C	LSCCX
Class Y	LISRX

What You Should Know:

Growth stocks are generally more sensitive to market movements than value stocks. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Effective October 1, 2009, Loomis Sayles Research Fund changed its name to Loomis Sayles Disciplined Equity Fund to reflect changes in its investment strategies designed to give the fund more flexibility in pursuit of its objective, long-term growth of capital. These changes are described in detail in the prospectus supplement dated July 9, 2009.

During the 12 months ended September 30, 2009 the securities markets experienced abrupt, dramatic changes in the dominant forces influencing equity values. Fears of a major economic recession sent stock valuations tumbling in the early months. However, investor sentiment changed, starting in March of 2009, and stock prices staged a robust rally that extended through the end of the period.

Despite the volatile equity market, Loomis Sayles Disciplined Equity Fund provided a total return of -5.64% for the fiscal year ended September 30, 2009, based on the net asset value of Class A shares and $0.05 in reinvested dividends. The fund outperformed the -6.91% return on its benchmark, S&P 500 Index and lagged the -2.69% return on the funds in Morningstar’s Large Growth category.

WHICH STRATEGIES CONTRIBUTED MOST TO THE FUND’S PERFORMANCE?

Our bias in favor of above-average quality in our security selections played a major role in the fund’s performance, even after the late-period rally began extending to lower-quality stocks in the final weeks of the fiscal year. By focusing on financially solid companies with strong earnings histories and relatively low debt, we were able to avoid many of the negatives in the large-cap market. Throughout the 12-month period, we maintained our long-term strategy of focusing on what we believe to be the best individual stock ideas generated through bottom-up analysis of industries and competitive dynamics.

WHAT SECTORS AND STOCKS WERE POSITIVE CONTRIBUTORS?

Strong selections in energy and information technology boosted performance. Within the energy sector, stock selection in the integrated oil company group was generally positive, notably Occidental Petroleum. At the same time, not owning weaker performers like Hess proved advantageous. Investments in exploration and production company Petrohawk provided additional support. In information technology, the most influential contributors were Apple and Google. Apple benefited from strong sales of its iPhone and iPod Touch products, while Google showed solid earnings growth. Among financial holdings, Goldman Sachs’ smart risk control and superior revenue growth helped propel results.

WHICH SECTORS AND STOCKS WERE NEGATIVE?

With the exception of Goldman Sachs, fund investments in the financial and consumer staples sectors tended to hold back results. The financial group was “ground zero” in the turmoil that roiled the market in the fall of 2008, and a subsequent rally in the group in 2009 failed to overcome the losses. Poor performers included Bank of America and State Street Corp., both of which were sold early in 2009, although we bought back Bank of America later in the year. Unfortunately, we missed out on the price rally these stocks experienced in the spring and early summer. Weak stock selection in the consumer staples group also held back results. Procter & Gamble was a major detractor, as it faced stiff competition from competitors with lower-priced products.

WHAT’S YOUR OUTLOOK?

As fears about the economy receded, investors became more confident about investing in stocks, creating a robust market recovery that has lifted prices of many stocks from distressed levels. In our opinion, stock valuations are more reasonable now than at the start of fiscal 2009 and we anticipate that any further gains in the equity market will depend on the pace and pattern of an economic recovery. In this environment, we think valuation analysis of individual stocks becomes especially important in making buy and sell decisions.

1

LOOMIS SAYLES DISCIPLINED EQUITY FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,6

Average Annual Total Returns — September 30, 20096

	1 YEAR	5 YEARS	SINCE FUND INCEPTION
Class A (Inception 11/30/01)[1]
Net Asset Value[2]	-5.64%	2.48%	-1.30%
With Maximum Sales Charge[3]	-11.11	1.26	-1.93

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	-6.47	1.72	-2.10
With CDSC[4]	-11.15	1.41	-2.10

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	-6.41	1.68	-2.15
With CDSC[4]	-7.34	1.68	-2.15

Class Y (Inception 7/31/00)[1]
Net Asset Value[2]	-5.42	2.84	-0.99

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	SINCE FUND INCEPTION[5]
S&P 500 Index	-6.91%	1.02%	-1.45%
Morningstar Large Growth Fund Avg.	-2.69	1.77	-3.42

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	9/30/09	9/30/08
Common Stocks	97.4	100.0
Short-Term Investments and Other	2.6	0.0
	% of Net Assets as of
TEN LARGEST HOLDINGS	9/30/09	9/30/08
Apple, Inc.	3.2	2.6
Procter & Gamble Co. (The)	2.7	4.0
ExxonMobil Corp.	2.6	3.9
JPMorgan Chase & Co.	2.6	3.1
Oracle Corp.	2.5	2.8
Pfizer, Inc.	2.4	—
Cisco Systems, Inc.	2.4	—
AT&T, Inc.	2.2	2.0
Hewlett-Packard Co.	2.2	2.8
Wells Fargo & Co.	2.2	2.2
	% of Net Assets as of
FIVE LARGEST INDUSTRIES	9/30/09	9/30/08
Oil, Gas & Consumable Fuels	10.1	10.8
Computers & Peripherals	7.1	6.4
Pharmaceuticals	5.7	4.4
Diversified Financial Services	4.3	5.7
Capital Markets	4.2	2.2

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.55%	1.25%
B	2.30	2.00
C	2.30	2.00
Y	1.15	0.85

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (11/30/01), performance shown for Class A has been based on the performance of the fund’s Institutional Class shares, adjusted to reflect the higher expenses and sales load paid by Class A shares. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the sales loads and expenses of Class B and Class C shares. The restatement of the fund’s performance to reflect Class A, Class B, and Class C expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. Class Y performance includes performance of the prior Institutional Class shares, which were redesignated as Class Y shares on 9/12/03. Institutional Class performance has been restated to reflect the net expenses of Class Y after taking into account the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	The since-inception performance comparisons shown are calculated from 8/1/00.
[6]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/10.

2

LOOMIS SAYLES GLOBAL MARKETS FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of capital appreciation and current income

Strategy:

Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Fund Inception:

May 1, 1996

Managers:

Mark Baribeau, CFA

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles &     Company, L.P.

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

What You Should Know:

The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

During the 12 months ended September 30, 2009, the securities markets experienced dramatic changes in the dominant forces influencing both equity and bond values. Fears of a major economic recession sent stock valuations tumbling in the early months. However, investor sentiment changed in March 2009, and stock prices staged a robust rally that extended through the end of the period. Similarly, bond markets rallied in the second half of the reporting period, reversing losses sustained earlier.

Loomis Sayles Global Markets Fund’s combined equity and bond portfolios outperformed its primary benchmark and its Morningstar peer group for the fiscal year ended September 30, 2009. However, the fund lagged its secondary benchmark, which is composed of government bonds. Based on the net asset value of Class A shares, the fund’s total return was 10.27%, including $0.25 in dividends and less than $0.01 in capital gains reinvested during the period. The fund’s primary benchmark, the MSCI World Index, returned -1.64%, while its secondary benchmark, Citigroup World Government Bond Index, returned 13.78%. The average return on the funds in Morningstar’s World Allocation category was 4.20% for the 12-month period.

On the equity side, strong stock selection in the information technology sector helped performance. On the bond side, the fund’s security selection within the U.S. high-yield bond market and its emphasis on emerging markets were positive factors.

WHICH STOCKS OR SECTORS HAD THE MOST IMPACT ON THE EQUITY SIDE?

Apple was one of the best individual contributors, as it benefited from brisk sales of iPhones, iPods and Mac personal computers, while the company continued to enhance its total product line. Among financial stocks, Goldman Sachs fared better in the financial sector’s recovery than its peers due to its smarter risk management on the way down and superior revenue growth on the way up. The fund also benefited from being underweight relative to the benchmark in consumer staples, as investors rotated out of this relatively defensive sector during the past few months.

Disappointing sectors included healthcare and industrials. Healthcare holding Myriad Genetics detracted from performance amid concern about operating margins and expenses in the diagnostic division of this Utah-based company. We sold the stock. Within industrials, Gamesa was another negative, even though its profits tripled. This Spanish company manufactures wind turbines and builds wind farms. However, investors became concerned about customers’ financing availability. The fund’s worst-performing equity was JPMorgan, which fell on renewed concerns over the breadth of toxic assets across the financial sector.

WHAT ABOUT THE FUND’S BOND PORTFOLIO?

On the bond side, security selection and weightings within the corporate sector contributed to the fund’s strong results. The fund’s emerging markets exposure also contributed positively as investors’ risk appetite improved during the year. However, the fund’s country allocation detracted from returns as most government bond markets posted negative returns for the 12-month period. The fund’s underweight position in the Japanese yen also detracted from results when that currency rallied recently.

WHAT WAS YOUR STRATEGY FOR THE YEAR?

We focused on what we believed to be attractive, earnings-driven opportunities around the world. As the markets continued to stabilize, we reduced the portfolio’s defensive bias and decreased our healthcare allocation, as we became concerned that political headwinds in the United States might add to uncertainties. We also significantly increased the fund’s weight in the consumer discretionary sector. As the visibility of the economic recovery increases, a number of consumer-oriented companies should start to benefit. On the bond side, we reduced the fund’s credit spread positions while adding to its exposure to non-U.S. dollar currencies.

WHAT’S YOUR OUTLOOK?

With economic clouds parting, investors worldwide have grown more confident and risk appetites have improved. Much of what had been oversold at the end of last year has sprung back. We expect the U.S. economy to stage a weak recovery, hindered by high unemployment and sluggish consumer and investment spending.

3

LOOMIS SAYLES GLOBAL MARKETS FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — September 30, 20095

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 2/1/06)[1]
Net Asset Value[2]	10.27%	7.14%	9.33%
With Maximum Sales Charge[3]	3.94	5.88	8.69

Class C (Inception 2/1/06)[1]
Net Asset Value[2]	9.40	6.34	8.52
With CDSC[4]	8.40	6.34	8.52

Class Y (Inception 5/1/96)[1]
Net Asset Value[2]	10.49	7.39	9.60

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
MSCI World Index	-1.64%	4.07%	1.40%
Citigroup World Government Bond Index	13.78	6.65	6.69
Morningstar World Allocation Fund Avg.	4.20	6.22	6.22

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	9/30/09	9/30/08
Common Stocks	60.6	65.5
Bonds & Notes	37.0	26.6
Bank Loans	0.1	0.0
Preferred Stock	0.4	0.1
Short-Term Investments and Other	1.9	7.8

	% of Net Assets as of
TEN LARGEST HOLDINGS	9/30/09	9/30/08
Apple, Inc.	3.4	2.1
Standard Chartered PLC	2.7	1.9
Goldman Sachs Group, Inc. (The)	1.8	—
ABB Ltd. (Registered)	1.7	1.6
Wells Fargo & Co.	1.7	1.0
JPMorgan Chase & Co.	1.6	2.7
Priceline.com, Inc.	1.6	—
QUALCOMM, Inc.	1.5	2.3
Google, Inc., Class A	1.5	1.0
Southwestern Energy Co.	1.5	1.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	9/30/09	9/30/08
Commercial Banks	5.4	4.7
Internet Software & Services	5.1	1.0
Diversified Financial Services	4.2	2.7
Semiconductors & Semiconductor Equipment	3.9	0.1
Banking	3.8	0.6

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.27%	1.25%
C	2.02	2.00
Y	0.99	0.99

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Returns shown in the chart include performance of the fund’s Institutional Class shares, which were redesignated as Class Y shares on 2/1/06. For periods prior to the inception of Class A and Class C shares (2/1/06), the prior Institutional Class performance has been restated to reflect the sales loads and expenses of Class A and Class C shares. The restatement of the fund’s performance to reflect Class A and Class C expenses is based on the net expenses of the Class after taking into account the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 2/1/06, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes the maximum sales charge of 5.75%.
[4]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/10.

4

LOOMIS SAYLES GROWTH FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

May 16, 1991

Managers:

Mark Baribeau, CFA

Pamela Czekanski, CFA

Richard Skaggs, CFA

Loomis, Sayles &

   Company, L.P.

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

What You Should Know:

Growth stocks are generally more sensitive to market movements because their stock prices are based on future expectations. Frequent portfolio turnover may result in increased tax liabilities that will reduce the fund’s overall return. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Investors in U.S. equities experienced a sharp reversal in market forces during the 12 months ended September 30, 2009. Evidence of a seriously deteriorating economy sent stock valuations into a dramatic slide during the first half of the period. However, sentiment started changing in March 2009 as investors grew more confident about a potential recovery and stock prices began a steep, if uneven, recovery.

Loomis Sayles Growth Fund Class A shares produced a total return of -10.40% at net asset value for the fiscal year ended September 30, 2009. The fund underperformed the -1.85% return on its benchmark, the Russell 1000 Growth Index, and came in below the -2.69% average return on the funds in Morningstar’s Large Growth category.

WHICH SECTOR AND STOCK SELECTIONS PROVED DISAPPOINTING?

Weak stock selection in the healthcare and financial sectors were the primary factors in the fund’s underperformance relative to its benchmark. In healthcare, investments in Celgene, St. Jude Medical and Illumina performed particularly poorly. Celgene’s share price was a victim both of investors’ concerns over biotechnology stocks in general and disappointing sales projections for its Revlimid product. Medical equipment producer St. Jude reported strong quarterly results during the year, but its share price declined amid growing concerns about the sales prospects of its cardiac rhythm management devices in an economic slowdown. Illumina designs and produces technology used in genetic research. It declined when investors became concerned that the company’s customers might lose government research grants and be unable to afford its products. We sold St. Jude and Illumina.

In the volatile financial sector, investments in discount broker Charles Schwab and investment manager T. Rowe Price both fell in value as slumping capital markets and asset levels slowed revenues. We sold both positions. Outside the healthcare and financial groups, investments in CSX and First Solar had the most negative impact on performance and were sold. Railroad and transportation services giant CSX declined on mounting concerns that freight volumes would slip as commodity prices fell and factory orders dropped. The share price of First Solar, a producer of modules used in solar energy systems, performed poorly as investors worried about increased competition from Chinese solar manufacturers.

WHICH STOCKS WERE POSITIVE FOR PERFORMANCE?

Among consumer discretionary stocks, two internet-related companies were positive. On-line retailer Amazon.com showed strong results, as both its sales and its profits exceeded expectations, despite a slowdown in consumer spending generally. At the same time, web-based travel services company Priceline.com reported an increase in profits when it gained market share in both the U.S. and in foreign markets as travelers hunted for low-cost fares. Other investments that provided noteworthy support included Apple and Goldman Sachs. Apple continued to benefit from brisk sales of iPhones, iPods and Mac personal computers, while the company continued to enhance its total product line. Investment bank Goldman Sachs reported solid earnings from its operations in fixed-income, currency and commodity markets.

WHAT WAS YOUR STRATEGY FOR THE YEAR?

Throughout the year, we held to our strategy to identify and select large-cap growth companies exhibiting strong fundamentals with leadership products in the marketplace.

WHAT’S YOUR OUTLOOK?

Dramatic market gains in recent months have brought stock valuations back to levels that we believe are reasonable given current economic conditions. Much of what had been oversold has now recovered. We think continued improvement in the economy should support further price gains, but the pace and pattern of any recovery is likely to be bumpy. In this environment, we believe valuation analysis will be an important component of decisions about buying or selling stocks, and individual stock picking is likely to have the greatest impact on results.

5

LOOMIS SAYLES GROWTH FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — September 30, 20095

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 12/31/96)[1]
Net Asset Value[2]	-10.40%	-2.09%	-2.51%
With Maximum Sales Charge[3]	-15.63	-3.23	-3.08

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	-11.02	-2.83	-3.25
With CDSC[4]	-15.47	-3.22	-3.25

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	-11.02	-2.83	-3.25
With CDSC[4]	-11.91	-2.83	-3.25

Class Y (Inception 5/16/91)[1]
Net Asset Value[2]	-9.73	-1.69	-2.20

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Growth Index	-1.85%	1.86%	-2.56%
Morningstar Large Growth Fund Avg.	-2.69	1.77	-0.64

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	9/30/09	9/30/08
Common Stocks	99.2	96.0
Short-Term Investments and Other	0.8	4.0

	% of Net Assets as of
TEN LARGEST HOLDINGS	9/30/09	9/30/08
Apple, Inc.	4.9	3.5
Google, Inc., Class A	4.5	3.2
QUALCOMM, Inc.	3.9	4.1
International Business Machines Corp.	3.7	3.5
Goldman Sachs Group, Inc. (The)	3.3	—
Priceline.com, Inc.	3.2	0.8
Franklin Resources, Inc.	3.1	—
Oracle Corp.	3.0	2.9
Amazon.com, Inc.	3.0	2.7
Broadcom Corp., Class A	2.9	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	9/30/09	9/30/08
Computers & Peripherals	10.5	9.1
Communications Equipment	9.1	4.1
Capital Markets	8.2	8.5
Internet Software & Services	7.1	3.2
Internet & Catalog Retail	6.2	3.5

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.10%	1.10%
B	1.85	1.85
C	1.85	1.85
Y	0.88	0.85

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the loads and expenses of Class B and Class C shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. Class Y performance includes performance of the prior Institutional Class, which was redesignated as Class Y shares on 9/12/03, Institutional Class performance has been restated to reflect the net expenses of Class Y after taking into effect the fund’s then current expense cap arrangements. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/10.

6

LOOMIS SAYLES MID CAP GROWTH FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital

Strategy:

Invests primarily in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap Growth Index.

Fund Inception:

December 31, 1996

Manager:

Philip C. Fine, CFA

Symbols:

Class A	LAGRX
Class C	LSACX
Class Y	LSAIX

What You Should Know

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency decline. Fund shares should be viewed as a long-term investment.

Management Discussion

From the outset of fiscal 2009, Loomis Sayles Mid Cap Growth Fund was defensively positioned, reflecting concerns about the deteriorating world economic climate. The fund performed relatively well during the downturn in the fourth quarter of 2008, but remained defensively positioned during the rally that began early in March 2009. With the wisdom of hindsight, much of the fund’s underperformance can be attributed to the fact that we stayed too long with some defensive stocks that had been good relative performers in the worst days of the bear market. These included sectors that had been our biggest winners in the first half of the year – notably healthcare and value retailers.

For the fiscal year ended September 30, 2009, the fund’s return was -13.44% based on the net asset value of Class A shares. For the same period, the fund’s benchmark, the Russell Midcap Growth Index, was -0.40%, while the average return on the funds in Morningstar’s Mid-Cap Growth category was -3.10%.

WHICH SECTORS AND STOCKS HURT PERFORMANCE THE MOST?

Our materials selections were lackluster with the notable exception of Freeport-McMoRan Copper & Gold, a mining concern headquartered in Arizona with operations in Indonesia and other countries. We also owned two gold stocks, Kinross Gold and Agnico-Eagle Mines, that were good defensive picks in the final three months of 2008 and the first quarter of 2009, but they were a drag on performance during the subsequent rally. Results from our financial stocks were disappointing. We were late moving into asset managers, which rebounded sharply when the market turned, and too early with our buys in regional banks. Technology also proved negative. Our semiconductor stocks were generally positive, but we did not own some of the stronger performers in networking and software.

Two of our worst performers were financial companies: NASDAQ and T. Rowe Price and we sold both positions. Exchange operator NASDAQ is highly sensitive to market activity and it experienced increasing pricing pressure from emerging electronic trading platforms. T. Rowe Price, a leading asset manager, was hit hard during the market’s meltdown. Continental Resources, an oil exploration and production company, curtailed its drilling program in the second half of 2008 when oil prices fell off steeply, which resulted in lowered production estimates and, by extension, lower earnings estimates. We sold the stock.

WHICH SECTORS AND STOCKS HAD A POSITIVE IMPACT?

With the exception of Continental, our energy selections were positive both in the fourth quarter of 2008, when commodity prices fell, and during most of 2009 when oil prices generally rose. Two issues drove strong performance in consumer staples: Green Mountain Coffee Roasters and NBTY. Green Mountain is highly regarded for its organic, gourmet coffees and for its corporate citizenship initiatives. NBTY, formerly known as Nature’s Bounty, manufactures vitamins and nutritional supplements. Other strong performers included semiconductor company Broadcom, and Priceline.com, a leading online travel company that continues to post strong earnings growth despite the lagging economy. As mentioned previously, Freeport-McMoRan was also a strong performer.

HOW DID YOU ADJUST THE FUND’S SECTOR WEIGHTINGS DURING THE YEAR?

The biggest change we made in sector weightings was to tilt the portfolio away from defensive sectors like healthcare, and toward more cyclical issues, like technology, specialty retail and producer durables. The fund’s emphasis on energy and materials remained constant.

WHAT’S YOUR OUTLOOK?

Much of what had been oversold now has recovered and valuation levels seem to us to be reasonable relative to current economic conditions. We believe continued economic improvement, if it occurs, will support higher stock prices, but the pace of the recovery is apt to be bumpy. In this type of market, we think it will be increasingly important to focus on careful stock selection.

7

LOOMIS SAYLES MID CAP GROWTH FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — September 30, 20095

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 12/31/96)[1]
Net Asset Value[2]	-13.44%	3.94%	-0.23%
With Maximum Sales Charge[3]	-18.42	2.71	-0.82

Class C (Inception 2/2/09)[1]
Net Asset Value[2]	-14.11	3.09	-1.05
With CDSC[4]	-14.97	3.09	-1.05

Class Y (Inception 12/31/96)[1]
Net Asset Value[2]	-13.18	4.19	0.04

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Russell Midcap Growth Index	-0.40%	3.75%	2.18%
Morningstar Mid-Cap Growth Avg.	-3.10	3.14	2.88

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	9/30/09	9/30/08
Common Stocks	98.5	93.6
Short-Term Investments and Other	1.5	6.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	9/30/09	9/30/08
Freeport-McMoRan Copper & Gold, Inc.	3.2	—
Priceline.com, Inc.	2.7	—
Walter Energy, Inc.	2.4	—
Marvell Technology Group Ltd.	2.3	—
Teck Resources Ltd., Class B	2.3	—
Cognizant Technology Solutions Corp., Class A	2.1	—
Nabors Industries Ltd.	2.1	—
Life Technologies Corp.	2.1	—
Broadcom Corp., Class A	2.1	—
Silicon Laboratories, Inc.	2.1	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	9/30/09	9/30/08
Semiconductors & Semiconductor Equipment	9.5	—
Metals & Mining	7.9	—
Specialty Retail	5.6	11.7
Software	5.5	7.1
Life Sciences Tools & Services	5.4	4.7

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.32%	1.25%
C	2.19	2.00
Y	1.00	1.00

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were redesignated to Class A shares on 2/2/09. Performance has been restated to reflect the current sales load of Class A shares. For the periods prior to the inception of Class C shares (2/2/09), performance is based on prior Retail Class performance, restated to reflect the sales loads and expenses of Class C shares. The restatement of the fund’s performance to reflect Class C expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. Class Y performance includes performance of the prior Institutional Class shares, which were redesignated as Class Y shares on 2/2/09.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/10.

8

LOOMIS SAYLES VALUE FUND

PORTFOLIO PROFILE

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Fund Inception:

May 13, 1991

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX

What You Should Know:

While the fund offers potential for long-term capital growth, it invests in value stocks, which can fall out of favor with investors and may underperform growth stocks during certain market conditions. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Battered equity prices shot higher in March of 2009 when intensely negative sentiment dissipated amid signs that the recession might soon be contained. With the pace of economic decline slowing and the global economy beginning to stabilize, investors’ risk appetite increased, sending them in pursuit of greater returns. Stocks moved up in the ensuing months, although the rally regained only part of the ground that had been lost during the worst of the credit crisis.

Successful stock selection in a number of sectors helped Loomis Sayles Value Fund outperform its benchmark and hold up better than its Morningstar peer group for the 12 months ended September 30, 2009. Nevertheless, results were negative. For fiscal 2009, Class A shares of the fund provided a total return of -6.97% at net asset value, including $0.21 in reinvested dividends. The Russell 1000 Value Index returned -10.62% for the period, while the average return on the funds in Morningstar’s Large Value category was -7.18%.

WHICH INVESTMENTS DELIVERED THE BEST RETURNS?

Results in the healthcare sector benefited from buyouts of two major pharmaceutical companies. Shares of Schering-Plough rose sharply in response to Merck’s offer to buy the company at an attractive premium. Wyeth, a long-standing fund holding, was the target of a buyout offer from Pfizer. In producer durables, Goodrich and Siemens, both heavily involved in aerospace and defense systems, performed well despite fears of Pentagon cutbacks. The fund owned both Pepsi Bottling Co. stock and PepsiCo. Both stocks moved higher when PepsiCo bought the remaining shares of Pepsi Bottling Group. The fund also enjoyed good results in energy when oil and gas prices rebounded.

WHICH STRATEGIES OR STOCKS PROVED DISAPPOINTING?

Our strategy of underweighting financial stocks has been beneficial to performance for some time. However, our emphasis on higher-quality issues was a negative during the second quarter of 2009, because lower-quality, more speculative companies led the rally among financial shares. Fears of nationalization and weak operating results drove down shares of Bank of America and Citigroup. We sold Citigroup. A sharp rally in consumer discretionary stocks also featured lower-quality issues, leaving behind the higher-quality companies that the fund holds. In technology, cell phone maker Nokia declined when earnings fell far short of expectations. General Electric also suffered a sharp decline as deteriorating conditions eroded earnings in the industrial and financial segments of its business.

WHAT STRATEGIC ADJUSTMENTS HAVE YOU MADE?

Reflecting our improving view of the economy, we reduced the portfolio’s defensive bias and increased exposure to economically sensitive areas like energy. Within this sector we concentrated in exploration and production companies as well as energy services, rather than in the larger integrated oil companies. We also increased holdings in consumer staples, including Dr. Pepper Snapple and ConAgra.

WHAT’S YOUR OUTLOOK?

The improving economic tone has encouraged investors, and their new-found risk appetite has led to soaring markets since March of 2009. Many stocks that had been oversold during the worst of the decline have recovered, and we believe valuations in general seem reasonable given current conditions. If the outlook continues to brighten, higher equity prices could follow. However, the recovery is unlikely to affect all sectors equally. Restoring economic health will take time, and the pace will not be even, so periods of volatility are likely along the way.

That scenario could bode well for bottom-up, value-focused investors like us who emphasize stock picking over trend following. We continue to follow our established approach, seeking out attractive stocks while avoiding excess risk, a process that requires time and discipline. Nevertheless, we believe this strategy is well-suited to current conditions, and we are identifying what appear to us to be excellent investment opportunities that fit our approach.

9

LOOMIS SAYLES VALUE FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

Average Annual Total Returns — September 30, 20095

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 6/30/06)[1]
Net Asset Value[2]	-6.97%	4.43%	3.57%
With Maximum Sales Charge[3]	-12.30	3.19	2.96

Class B (Inception 6/1/07)[1]
Net Asset Value[2]	-7.62	3.56	2.58
With CDSC[4]	-12.23	3.21	2.58

Class C (Inception 6/1/07)[1]
Net Asset Value[2]	-7.60	3.57	2.58
With CDSC[4]	-8.51	3.57	2.58

Class Y (Inception 5/13/91)[1]
Net Asset Value[2]	-6.66	4.76	3.89

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Value Index	-10.62%	0.90%	2.59%
Morningstar Large Value Fund Avg.	-7.18	0.85	2.51

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	9/30/09	9/30/08
Common Stocks	88.2	97.3
Short-Term Investments and Other	11.8	2.7

	% of Net Assets as of
TEN LARGEST HOLDINGS	9/30/09	9/30/08
JPMorgan Chase & Co.	2.8	3.1
Total SA, Sponsored ADR	2.2	2.2
Schering-Plough Corp.	1.9	2.1
Hewlett-Packard Co.	1.9	2.0
Bank of America Corp.	1.9	2.4
Northrop Grumman Corp.	1.9	1.9
ExxonMobil Corp.	1.8	4.3
Owens-Illinois, Inc.	1.7	1.3
DIRECTV Group, Inc. (The)	1.7	1.8
Ameriprise Financial, Inc.	1.6	1.4

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	9/30/09	9/30/08
Oil, Gas & Consumable Fuels	11.3	7.9
Pharmaceuticals	6.9	9.8
Capital Markets	5.2	3.0
Diversified Financial Services	4.6	8.3
Insurance	3.9	7.4

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.05%	1.05%
B	1.80	1.80
C	1.80	1.80
Y	0.66	0.66

NOTES TO CHARTS

See page 11 for a description of the indices.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were redesignated to Class A shares on 6/1/07. Performance has been restated to reflect the current sales load of Class A shares. For periods before the inception of Retail Class shares (6/30/06), performance shown for Class A has been based on the performance of the fund’s Institutional Class shares, adjusted to reflect the higher fees and expenses paid by Class A shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (6/1/07), performance is based on prior Institutional Class performance, restated to reflect the sales loads and expenses of Class B and Class C shares, respectively. The growth of $10,000 chart compares the performance of Class A shares, at net asset value, to the performance of Class A shares including the maximum sales charge of 5.75%. This chart reflects the performance of Class A Shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 6/1/07, the fund was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 5.75%.
[4]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[5]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 1/31/10.

10

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional, visit the funds website at www.funds.natixis.com or call Natixis Funds at 800-225-5478 and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Citigroup World Government Bond Index (“Citigroup WGBI”) is an unmanaged index that measures the most significant and liquid government bond indices located around the world with a rating of at least investment grade.

Morgan Stanley Capital International World Index (“MSCI World”) is an unmanaged index that measures global developed market equity performance.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index of U.S. common stock performance.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

11

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2009 through September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES DISCIPLINED EQUITY FUND**	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,300.80	$7.21
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
CLASS B
Actual	$1,000.00	$1,295.30	$11.51
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
CLASS C
Actual	$1,000.00	$1,296.30	$11.51
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
CLASS Y
Actual	$1,000.00	$1,300.40	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00%, 2.00% and 0.85%, for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).
**	Formerly Loomis Sayles Research Fund.

12

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES GLOBAL MARKETS FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,376.70	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
CLASS C
Actual	$1,000.00	$1,370.60	$11.89
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
CLASS Y
Actual	$1,000.00	$1,378.40	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00% and 1.00%, for Class A, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,230.80	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
CLASS B
Actual	$1,000.00	$1,226.40	$11.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
CLASS C
Actual	$1,000.00	$1,226.40	$11.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
CLASS Y
Actual	$1,000.00	$1,235.00	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00%, 2.00% and 0.79% for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

13

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,222.60	$6.96
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
CLASS C
Actual	$1,000.00	$1,218.20	$11.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
CLASS Y
Actual	$1,000.00	$1,224.20	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.00% and 1.00%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
CLASS A
Actual	$1,000.00	$1,331.70	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47
CLASS B
Actual	$1,000.00	$1,326.90	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.30
CLASS C
Actual	$1,000.00	$1,327.30	$10.68
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25
CLASS Y
Actual	$1,000.00	$1,334.70	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

*	Expenses are equal to the Fund’s annualized expense ratio: 1.08%, 1.84%, 1.83% and 0.68%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

15

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Funds’ investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups and (3) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2008, all five of the Natixis Equity Funds included in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Loomis Sayles Global Markets Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher expenses and noted that the Fund’s total expense ratio was equal to the median of the Fund’s peer group of funds even though the advisory fee was above the median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as

16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

17

LOOMIS SAYLES DISCIPLINED EQUITY FUND* — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Aerospace & Defense — 2.6%
3,971	General Dynamics Corp.	$256,526
3,454	ITT Corp.	180,126
3,939	Raytheon Co.	188,954
2,601	United Technologies Corp.	158,479

		784,085

	Air Freight & Logistics — 0.7%
3,844	United Parcel Service, Inc., Class B	217,071

	Beverages — 2.6%
18,153	Coca-Cola Enterprises, Inc.	388,655
13,561	Dr Pepper Snapple Group, Inc.(b)	389,879

		778,534

	Biotechnology — 1.9%
5,729	Amgen, Inc.(b)	345,058
3,799	Celgene Corp.(b)	212,364

		557,422

	Building Products — 1.0%
22,873	Masco Corp.	295,519

	Capital Markets — 4.2%
3,349	Franklin Resources, Inc.	336,909
2,859	Goldman Sachs Group, Inc. (The)	527,057
17,613	Invesco Ltd.	400,872

		1,264,838

	Chemicals — 0.9%
3,200	Praxair, Inc.	261,408

	Commercial Banks — 3.2%
6,389	PNC Financial Services Group, Inc.	310,441
23,331	Wells Fargo & Co.	657,468

		967,909

	Communications Equipment — 4.2%
26,367	Brocade Communications Systems, Inc.(b)	207,244
30,918	Cisco Systems, Inc.(b)	727,810
8,717	Harris Corp.	327,759

		1,262,813

	Computers & Peripherals — 7.1%
5,220	Apple, Inc.(b)	967,631
28,937	EMC Corp.(b)	493,087
14,052	Hewlett-Packard Co.	663,395

		2,124,113

	Containers & Packaging — 1.5%
6,518	Owens-Illinois, Inc.(b)	240,514
7,807	Pactiv Corp.(b)	203,373

		443,887

	Diversified Financial Services — 4.3%
29,816	Bank of America Corp.	504,487
17,782	JPMorgan Chase & Co.	779,207

		1,283,694

	Diversified Telecommunication Services — 2.9%
24,584	AT&T, Inc.	664,014
6,399	CenturyTel, Inc.	215,006

		879,020

Shares	Description	Value (†)

	Electric Utilities — 2.1%
13,068	American Electric Power Co., Inc.	$404,977
2,837	Entergy Corp.	226,563

		631,540

	Energy Equipment & Services — 1.5%
5,201	Halliburton Co.	141,051
5,381	Schlumberger Ltd.	320,708

		461,759

	Food & Staples Retailing — 2.2%
15,040	SUPERVALU, Inc.	226,502
11,587	Walgreen Co.	434,165

		660,667

	Health Care Equipment & Supplies — 0.8%
10,790	CareFusion Corp.(b)	235,222

	Health Care Providers & Services — 3.2%
7,739	Aetna, Inc.	215,377
6,012	Express Scripts, Inc.(b)	466,411
4,857	McKesson Corp.	289,234

		971,022

	Hotels, Restaurants & Leisure — 3.3%
13,360	International Game Technology	286,973
19,413	Starbucks Corp.(b)	400,878
9,209	Starwood Hotels & Resorts Worldwide, Inc.	304,173

		992,024

	Household Products — 2.7%
14,099	Procter & Gamble Co. (The)	816,614

	Independent Power Producers & Energy Traders — 0.8%
6,867	Constellation Energy Group, Inc.	222,285

	Industrial Conglomerates — 0.3%
6,165	General Electric Co.	101,229

	Insurance — 2.4%
10,351	Metlife, Inc.	394,063
6,555	Prudential Financial, Inc.	327,160

		721,223

	Internet Software & Services — 1.7%
1,051	Google, Inc., Class A(b)	521,138

	IT Services — 1.2%
9,506	Cognizant Technology Solutions Corp., Class A(b)	367,502

	Life Sciences Tools & Services — 1.9%
5,892	Life Technologies Corp.(b)	274,273
5,263	Waters Corp.(b)	293,991

		568,264

	Machinery — 2.1%
4,724	Cummins, Inc.	211,682
4,149	Flowserve Corp.	408,843

		620,525

	Media — 1.5%
16,031	Time Warner, Inc.	461,372

	Metals & Mining — 0.8%
3,640	Freeport-McMoRan Copper & Gold, Inc.	249,740

	Multi-Utilities & Unregulated Power — 0.5%
4,915	Public Service Enterprise Group, Inc.	154,528

See accompanying notes to financial statements.

18

LOOMIS SAYLES DISCIPLINED EQUITY FUND* — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Multiline Retail — 1.3%
6,614	Kohl’s Corp.(b)	$377,329

	Oil, Gas & Consumable Fuels — 10.1%
5,443	Anadarko Petroleum Corp.	341,439
3,856	Apache Corp.	354,097
8,007	Chevron Corp.	563,933
11,392	ExxonMobil Corp.	781,605
4,462	Kinder Morgan Management LLC(b)	211,276
6,068	Marathon Oil Corp.	193,569
3,780	Occidental Petroleum Corp.	296,352
11,995	Petrohawk Energy Corp.(b)	290,399

		3,032,670

	Personal Products — 1.4%
12,153	Avon Products, Inc.	412,716

	Pharmaceuticals — 5.7%
5,069	Allergan, Inc.	287,717
11,549	Merck & Co., Inc.	365,295
21,103	Mylan, Inc.(b)	337,859
44,035	Pfizer, Inc.	728,779

		1,719,650

	Road & Rail — 1.8%
5,577	CSX Corp.	233,453
5,449	Union Pacific Corp.	317,949

		551,402

	Semiconductors & Semiconductor Equipment — 1.4%
7,230	Analog Devices, Inc.	199,404
15,853	Applied Materials, Inc.	212,430

		411,834

	Software — 3.5%
24,448	Activision Blizzard, Inc.(b)	302,911
36,035	Oracle Corp.	750,969

		1,053,880

	Specialty Retail — 3.2%
10,636	Abercrombie & Fitch Co.	349,712
16,062	Limited Brands, Inc.	272,893
6,967	Ross Stores, Inc.	332,814

		955,419

	Tobacco — 2.0%
12,530	Philip Morris International, Inc.	610,712

	Trading Companies & Distributors — 0.9%
3,148	W.W. Grainger, Inc.	281,305

	Total Common Stocks (Identified Cost $25,521,172)	29,283,884

Principal Amount	Description	Value (†)

Short-Term Investments — 3.8%
$1,152,860	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $1,152,860 on 10/01/2009 collateralized by $1,170,000 Federal Home Loan Mortgage Corp., 3.030% due 5/05/2014 valued at $1,180,238 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $1,152,860)	$1,152,860

	Total Investments — 101.2% (Identified Cost $26,674,032)(a)	30,436,744
	Other assets less liabilities — (1.2)%	(353,227)

	Net Assets — 100.0%	$30,083,517

*	Formerly Loomis Sayles Research Fund.
(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $27,549,786 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,275,478
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(388,520)

	Net unrealized appreciation	$2,886,958

(b)	Non-income producing security.

Industry Summary at September 30, 2009 (Unaudited)

Oil, Gas & Consumable Fuels	10.1%
Computers & Peripherals	7.1
Pharmaceuticals	5.7
Diversified Financial Services	4.3
Capital Markets	4.2
Communications Equipment	4.2
Software	3.5
Hotels, Restaurants & Leisure	3.3
Health Care Providers & Services	3.2
Commercial Banks	3.2
Specialty Retail	3.2
Diversified Telecommunication Services	2.9
Household Products	2.7
Aerospace & Defense	2.6
Beverages	2.6
Insurance	2.4
Food & Staples Retailing	2.2
Electric Utilities	2.1
Machinery	2.1
Tobacco	2.0
Other Investments, less than 2% each	23.8
Short-Term Investments	3.8

Total Investments	101.2
Other assets less liabilities	(1.2)

Net Assets	100.0%

See accompanying notes to financial statements.

19

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Shares	Description	Value (†)

Common Stocks — 60.6% of Net Assets
	Brazil — 4.9%
68,100	B2W Companhiaia Global do Varejo	$1,914,303
349,200	BM&F BOVESPA SA	2,574,256
138,500	Lojas Renner SA	2,428,206
187,600	Natura Cosmeticos SA	3,383,281
83,298	Vale SA, Sponsored ADR	1,926,683

		12,226,729

	Cayman Islands — 1.2%
7,807	Baidu.com, Sponsored ADR(e)	3,052,927

	Chile — 0.6%
37,998	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	1,486,862

	China — 2.1%
1,858,000	Dongfeng Motor Group Co. Ltd., Class H	1,955,759
201,900	Tencent Holdings Ltd.	3,256,014

		5,211,773

	France — 0.7%
46,471	ArcelorMittal	1,725,933

	Germany — 1.2%
33,349	Siemens AG (Registered)	3,070,783

	Greece — 1.0%
135,872	Piraeus Bank SA(e)	2,532,713

	Japan — 1.8%
84,900	Honda Motor Co. Ltd.	2,578,392
64,700	Toyoda Gosei Co. Ltd.	1,886,788

		4,465,180

	Korea — 2.4%
38,790	Samsung Electro-Mechanics Co. Ltd.	3,332,678
3,976	Samsung Electronics Co. Ltd.	2,744,989

		6,077,667

	Mexico — 0.7%
48,145	Desarrolladora Homex SAB de CV, ADR(e)	1,813,420

	Netherlands — 0.9%
51,064	Randstad Holding NV(e)	2,212,102

	Russia — 0.8%
100,347	Vimpel-Communications, Sponsored ADR(e)	1,876,489

	Spain — 2.0%
106,784	Gamesa Corp Tecnologica SA	2,402,686
43,149	Industria de Diseno Textil SA	2,481,222

		4,883,908

	Sweden — 0.9%
227,373	Volvo AB, Class B	2,108,606

	Switzerland — 2.8%
206,301	ABB Ltd. (Registered)(e)	4,142,365
51,567	Credit Suisse Group AG	2,869,076

		7,011,441

	Taiwan — 0.7%
104,194	MediaTek, Inc.	1,731,809

	Turkey — 0.6%
39,163	BIM Birlesik Magazalar A/S	1,601,993

	United Kingdom — 5.2%
106,865	BG Group PLC	1,862,547
272,379	Standard Chartered PLC	6,728,130

Shares	Description	Value (†)

	United Kingdom — continued
190,911	Xstrata PLC(e)	$2,815,474
66,606	Vodafone Group PLC, Sponsored ADR	1,498,635

		12,904,786

	United States — 30.1%
38,094	Amazon.com, Inc.(e)	3,556,456
49,715	Amgen, Inc.(e)	2,994,334
45,942	Apple, Inc.(e)	8,516,268
201,505	Bank of America Corp.	3,409,465
74,637	Broadcom Corp., Class A(e)	2,290,609
99,153	Cisco Systems, Inc.(e)	2,334,062
108,813	eBay, Inc.(e)	2,569,075
54,583	FMC Technologies, Inc.(e)	2,851,416
24,779	Goldman Sachs Group, Inc. (The)	4,568,009
36,851	Goodrich Corp.	2,002,483
7,655	Google, Inc., Class A(e)	3,795,732
61,490	Guess?, Inc.	2,277,590
93,226	International Game Technology	2,002,494
91,308	JPMorgan Chase & Co.	4,001,117
149,069	Marvell Technology Group Ltd.(e)	2,413,427
24,033	Priceline.com, Inc.(e)	3,985,152
85,206	QUALCOMM, Inc.	3,832,566
88,237	Southwestern Energy Co.(e)	3,765,955
52,139	Tiffany & Co.	2,008,916
46,735	Union Pacific Corp.	2,726,987
75,015	Urban Outfitters, Inc.(e)	2,263,203
26,818	Vertex Pharmaceuticals, Inc.(e)	1,016,402
27,840	Visa, Inc., Class A	1,924,022
146,527	Wells Fargo & Co.	4,129,131

		75,234,871

	Total Common Stocks (Identified Cost $126,994,688)	151,229,992

Principal Amount (‡)
Bonds and Notes — 37.0%
Non-Convertible Bonds — 35.9%
	Argentina — 0.2%
$570,000	Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A	490,200

	Australia — 0.1%
230,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	209,018

	Bermuda — 0.1%
100,000	Noble Group Ltd., 8.500%, 5/30/2013, 144A	108,250
200,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	228,648

		336,898

	Brazil — 0.7%
200,000	Banco Nacional de Desenvolvimento Economico e Social, 6.500%, 6/10/2019, 144A	212,500
1,477,709(††††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 8/15/2010, (BRL)	841,878
450(†††††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2014, (BRL)	235,597
170,000	Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A	168,725

See accompanying notes to financial statements.

20

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Brazil — continued
$36,000	Republic of Brazil, 7.125%, 1/20/2037	$42,930
100,000	Telemar Norte Leste SA, 9.500%, 4/23/2019, 144A	119,500

		1,621,130

	Canada — 0.6%
343,000	ArcelorMittal USA Partnership, 9.750%, 4/01/2014	359,292
855,000	Canadian Government, 4.500%, 6/01/2015, (CAD)(b)	875,428
25,000	Canadian Pacific Railway Ltd., MTN, 4.900%, 6/15/2010, (CAD), 144A	23,912
50,000	Nortel Networks Ltd., 6.875%, 9/01/2023(g)	14,000
100,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	94,854

		1,367,486

	Cayman Islands — 0.9%
360,000	DASA Finance Corp., 8.750%, 5/29/2018, 144A	381,600
200,000	Embraer Overseas Ltd., 6.375%, 1/24/2017	201,000
100,000	Hutchison Whampoa International 09 Ltd., 7.625%, 4/09/2019, 144A	113,127
100,000	LPG International, Inc., 7.250%, 12/20/2015	105,750
950,000	Petrobras International Finance Co., 5.875%, 3/01/2018	985,372
536,000	Vale Overseas Ltd., 6.875%, 11/21/2036	554,509

		2,341,358

	Chile — 0.0%
100,000	Celulosa Arauco y Constitucion SA, 7.250%, 7/29/2019, 144A	110,104

	Colombia — 0.2%
200,000	Ecopetrol SA, 7.625%, 7/23/2019, 144A	219,000
100,000	Empresas Publicas de Medellin ESP, 7.625%, 7/29/2019, 144A	108,250
40,000	Republic of Colombia, 8.125%, 5/21/2024	48,000

		375,250

	France — 0.5%
35,000	Lafarge SA, EMTN, 4.750%, 3/23/2020, (EUR)	45,112
250,000	Lafarge SA, EMTN, 5.375%, 6/26/2017, (EUR)	354,445
70,000	PPR SA, EMTN, 4.000%, 1/29/2013, (EUR)	102,345
240,000	Veolia Environnement, EMTN, 4.000%, 2/12/2016, (EUR)	350,133
25,000	Veolia Environnement, EMTN, 5.125%, 5/24/2022, (EUR)	36,517
100,000	Wendel, 4.375%, 8/09/2017, (EUR)	103,898
200,000	Wendel, 4.875%, 5/26/2016, (EUR)	226,819

		1,219,269

Principal Amount (‡)	Description	Value (†)

	Germany — 0.4%
200,000	Bertelsmann AG, 4.750%, 9/26/2016, (EUR)	$275,628
30,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010, (JPY)	338,391
305,000	Republic of Germany, 3.750%, 7/04/2013, (EUR)	472,360

		1,086,379

	India — 0.2%
500,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	461,366
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	81,801

		543,167

	Indonesia — 0.6%
400,000	Indonesia Government International Bond, 6.875%, 1/17/2018	430,000
700,000	Indonesia Government International Bond, 7.750%, 1/17/2038, 144A	773,500
1,500,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	169,077
100,000	Indonesia Government International Bond, 11.625%, 3/04/2019, 144A	140,750

		1,513,327

	Ireland — 0.2%
555,000	Elan Financial PLC, 7.750%, 11/15/2011	565,406

	Italy — 0.2%
250,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	345,762
100,000	Telecom Italia SpA, EMTN, 5.375%, 1/29/2019, (EUR)	148,091

		493,853

	Japan — 0.6%
10,000,000	Japan Finance Corp. for Small and Medium Enterprises, 1.100%, 9/20/2011, (JPY)	112,368
120,000,000	Japan Government, 1.400%, 6/20/2011, (JPY)	1,363,790

		1,476,158

	Korea — 0.6%
400,000	Export-Import Bank of Korea, 8.125%, 1/21/2014	458,193
200,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	210,819
300,000	Korea Hydro & Nuclear Power Co. Ltd., 6.250%, 6/17/2014, 144A	319,120
460,000	SK Broadband Co. Ltd., 7.000%, 2/01/2012, 144A	473,800
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	148,382

		1,610,314

	Luxembourg — 0.2%
200,000	Enel Finance International SA, EMTN, 5.000%, 9/14/2022, (EUR)	292,790

See accompanying notes to financial statements.

21

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Luxembourg — continued
$125,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	$121,859
10,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	10,218

		424,867

	Malaysia — 0.1%
200,000	Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	160,000

	Mexico — 0.6%
340,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	326,400
160,000	Corporacion GEO SAB de CV, 8.875%, 9/25/2014, 144A	168,000
295,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	289,837
44,000(††)	Mexican Bonos, Series M-10, 8.500%, 12/13/2018, (MXN)	337,689
330,000	Petroleos Mexicanos, 8.000%, 5/03/2019	376,860

		1,498,786

	Netherlands — 0.3%
150,000	Koninklijke KPN NV, EMTN, 4.750%, 1/17/2017, (EUR)	223,739
100,000	Majapahit Holding BV, 7.250%, 6/28/2017, 144A	102,000
100,000	Majapahit Holding BV, 8.000%, 8/07/2019, 144A	106,750
50,000	OI European Group BV, 6.875%, 3/31/2017, (EUR), 144A	70,972
125,000	Wolters Kluwer NV, 6.375%, 4/10/2018, (EUR)	201,533

		704,994

	Norway — 0.5%
635,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	111,771
1,765,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	324,727
1,885,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	342,928
2,860,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	545,410

		1,324,836

	Peru — 0.1%
200,000	Peruvian Government International Bond, 7.350%, 7/21/2025	233,500

	Qatar — 0.1%
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.500%, 9/30/2014, 144A	265,406

	Singapore — 0.1%
435,000	Government of Singapore, 2.250%, 7/01/2013, (SGD)	322,448

	South Africa — 0.4%
130,000	Edcon Proprietary Ltd., 4.023%, 6/15/2014, (EUR), 144A(d)	136,018
450,000	Edcon Proprietary Ltd., 4.023%, 6/15/2014, (EUR)(d)	470,833

Principal Amount (‡)	Description	Value (†)

	South Africa — continued
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	$406,628

		1,013,479

	Spain — 0.2%
100,000	Santander Issuances SA Unipersonal, (fixed rate to 9/30/2014, variable rate thereafter), 4.500%, 9/30/2019, (EUR)	143,750
150,000	Santander Issuances SA Unipersonal, EMTN, (fixed rate to 5/29/2014, variable rate thereafter), 4.750%, 5/29/2019, (EUR)	219,024

		362,774

	Supranational — 0.2%
42,000,000	European Investment Bank, 1.250%, 9/20/2012, (JPY)	478,624

	Sweden — 0.2%
3,020,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	476,045

	Thailand — 0.2%
330,000	True Move Co. Ltd., 10.375%, 8/01/2014	308,550
100,000	True Move Co. Ltd., 10.375%, 8/01/2014, 144A	93,500

		402,050

	United Arab Emirates — 0.7%
400,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	386,224
400,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	428,471
500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	439,745
150,000	Emirate of Abu Dhabi, 5.500%, 4/08/2014, 144A	159,643
250,000	Mubadala Development Co., GMTN, 7.625%, 5/06/2019, 144A	283,750

		1,697,833

	United Kingdom — 0.5%
100,000	BAT International Finance PLC, 5.875%, 3/12/2015, (EUR)	159,913
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	101,348
200,000	Imperial Tobacco Finance PLC, EMTN, 4.375%, 11/22/2013, (EUR)	295,730
250,000	Standard Chartered Bank, EMTN, 5.875%, 9/26/2017, (EUR)	378,315
100,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	169,572
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	153,060

		1,257,938

	United States — 25.4%
155,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	117,994
15,000	Amkor Technology, Inc., 7.750%, 5/15/2013	15,000
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	105,956

See accompanying notes to financial statements.

22

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	United States — continued
$780,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	$805,345
610,000	Anheuser-Busch Cos., Inc., 4.950%, 1/15/2014	630,844
105,000	Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	114,373
35,000	Anheuser-Busch Cos., Inc., 6.500%, 5/01/2042	37,861
250,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019, 144A	295,815
60,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	64,824
260,000	AT&T, Inc., 6.500%, 9/01/2037	279,372
39,098	Atlas Air, Inc., Series B, 7.680%, 1/02/2014	33,233
145,000	Avnet, Inc., 6.000%, 9/01/2015	149,286
200,000	Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter), 4.750%, 5/06/2019, (EUR)	258,342
400,000,000	Barclays Financial LLC, 4.060%, 9/16/2010, (KRW), 144A	342,746
310,000	Borden, Inc., 7.875%, 2/15/2023	173,600
410,000	Borden, Inc., 8.375%, 4/15/2016	270,600
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	5,013
30,000	Boston Scientific Corp., 6.400%, 6/15/2016	30,413
60,000	Boston Scientific Corp., 7.000%, 11/15/2035	54,975
50,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	75,369
150,000	Bunge Ltd. Finance Corp., 8.500%, 6/15/2019	172,924
700,000	Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.323%, 9/15/2015(d)	684,024
2,335,000	Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.303%, 1/15/2016(d)	2,271,968
30,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	32,890
15,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	13,763
70,000	Chesapeake Energy Corp., 6.875%, 1/15/2016	66,325
75,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	66,750
22,000	CIT Group, Inc., 5.400%, 2/13/2012	14,439
112,000	CIT Group, Inc., 5.400%, 3/07/2013	71,812
7,000	CIT Group, Inc., 5.400%, 1/30/2016	4,413
17,000	CIT Group, Inc., 5.600%, 4/27/2011	11,575
153,000	CIT Group, Inc., 5.800%, 10/01/2036	91,753

Principal Amount (‡)	Description	Value (†)

	United States — continued
$60,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	$38,327
7,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	4,483
28,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	17,937
706,000	CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012	459,826
120,000	Citi Credit Card Issuance Trust, Series 2001-A4, Class A4, 5.375%, 4/10/2013, (EUR)	172,440
1,000,000	Comcast Corp., 5.650%, 6/15/2035	967,169
90,000	Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	91,470
190,000	CSX Corp., 6.250%, 3/15/2018	206,054
265,000	Cummins, Inc., 5.650%, 3/01/2098	160,656
160,000	Cummins, Inc., 7.125%, 3/01/2028	151,600
10,000	D.R. Horton, Inc., 5.250%, 2/15/2015	9,325
333,864	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 8/10/2022	263,752
329,097	Delta Air Lines, Inc., Series 2007-1, Class C, 8.954%, 8/10/2014	268,049
50,000	Dillard’s, Inc., 6.625%, 1/15/2018	38,000
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	33,250
13,000	ESI Tractebel Acquisition Corp., Series B, 7.990%, 12/30/2011	12,933
250,000	Exelon Corp., 4.900%, 6/15/2015	259,151
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	141,750
10,000	Ford Motor Co., 6.625%, 2/15/2028	7,200
1,750,000	Ford Motor Co., 6.625%, 10/01/2028	1,260,000
15,000	Ford Motor Co., 7.125%, 11/15/2025	11,250
595,000	Ford Motor Co., 7.450%, 7/16/2031	481,950
2,250,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,111,881
260,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	252,514
345,000	Ford Motor Credit Co. LLC, 7.500%, 8/01/2012	331,258
905,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	839,628
170,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	171,970
390,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	398,537
80,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	53,200
45,000	General Electric Capital Corp., 5.625%, 5/01/2018	44,784

See accompanying notes to financial statements.

23

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	United States — continued
$205,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	$188,001
750,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	773,014
3,375,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	3,003,750
35,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	32,200
525,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	519,750
505,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	510,050
288,000	GMAC, Inc., 6.000%, 12/15/2011, 144A	266,400
129,000	GMAC, Inc., 6.625%, 5/15/2012, 144A	118,680
257,000	GMAC, Inc., 6.750%, 12/01/2014, 144A	218,450
28,000	GMAC, Inc., 6.875%, 9/15/2011, 144A	26,460
60,000	GMAC, Inc., 6.875%, 8/28/2012, 144A	55,200
63,000	GMAC, Inc., 7.000%, 2/01/2012, 144A	58,590
63,000	GMAC, Inc., 7.250%, 3/02/2011, 144A	60,638
55,000	GMAC, Inc., 7.500%, 12/31/2013, 144A	48,125
129,000	GMAC, Inc., 8.000%, 12/31/2018, 144A	97,395
1,946,000	GMAC, Inc., 8.000%, 11/01/2031, 144A	1,566,530
150,000	Goldman Sachs Group, Inc. (The), 1.201%, 5/23/2016, (EUR)(d)	196,149
150,000	Goldman Sachs Group, Inc. (The), 4.750%, 1/28/2014, (EUR)	224,690
1,190,000	Goldman Sachs Group, Inc. (The), 5.000%, 10/01/2014	1,252,626
605,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	636,407
455,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	469,574
400,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	636,205
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	143,550
25,000	GTE Corp., 6.940%, 4/15/2028	26,880
20,000	HCA, Inc., 5.750%, 3/15/2014	17,650
55,000	HCA, Inc., 6.250%, 2/15/2013	52,525
90,000	HCA, Inc., 6.375%, 1/15/2015	80,100
15,000	HCA, Inc., 6.500%, 2/15/2016	13,313
40,000	HCA, Inc., 6.750%, 7/15/2013	38,300
225,000	HCA, Inc., 7.050%, 12/01/2027	170,645

Principal Amount (‡)	Description	Value (†)

	United States — continued
$245,000	HCA, Inc., 7.190%, 11/15/2015	$226,930
90,000	HCA, Inc., 7.500%, 12/15/2023	72,654
250,000	HCA, Inc., 7.500%, 11/06/2033	193,444
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,051,611
395,000	HCA, Inc., 8.360%, 4/15/2024	321,427
125,000	HCA, Inc., 8.750%, 11/01/2010, (GBP)	197,771
110,000	HCA, Inc., MTN, 7.580%, 9/15/2025	88,995
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	58,785
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	413,945
260,000	Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	245,700
1,715,000	Home Depot, Inc. (The), 5.875%, 12/16/2036	1,663,903
250,000	iStar Financial, Inc., 5.150%, 3/01/2012	148,750
95,000	iStar Financial, Inc., 5.500%, 6/15/2012	57,950
105,000	iStar Financial, Inc., 5.650%, 9/15/2011	72,450
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	36,575
300,000	iStar Financial, Inc., 5.875%, 3/15/2016	165,000
145,000	iStar Financial, Inc., 6.050%, 4/15/2015	75,763
985,000	iStar Financial, Inc., 8.625%, 6/01/2013	620,550
35,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	18,900
950,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	541,500
5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	4,650
125,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	103,125
15,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	13,800
5,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	4,450
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,000
450,000	Jefferies Group, Inc., 8.500%, 7/15/2019	476,266
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	195,000
15,000	K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014	11,400
150,000	Kraft Foods, Inc., 6.250%, 3/20/2015, (EUR)	237,177
30,000	Lennar Corp., Series B, 5.125%, 10/01/2010	29,925

See accompanying notes to financial statements.

24

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	United States — continued
$15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	$14,025
1,090,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,005,525
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	51,700
15,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	12,450
10,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	8,813
1,000,000	Lubrizol Corp., 6.500%, 10/01/2034	1,044,374
130,000	MBNA Credit Card Master Note Trust, Series 03A5, 4.150%, 4/19/2010, (EUR)	191,259
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	189,765
610,000	Morgan Stanley, 4.750%, 4/01/2014	605,498
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	372,367
1,400,000	Morgan Stanley, 5.375%, 10/15/2015	1,445,123
300,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	300,419
300,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	298,862
650,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	661,794
100,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	107,817
500,000	New Albertson’s, Inc., 7.450%, 8/01/2029	430,000
50,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	38,625
80,000	News America, Inc., 6.150%, 3/01/2037	78,276
25,000	News America, Inc., 6.400%, 12/15/2035	25,219
925,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	830,187
140,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	129,850
230,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	203,550
250,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	112,500
35,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(g)	19,600
1,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	967,500
50,000	Ohio Edison Co., 6.875%, 7/15/2036	57,264
150,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	217,307
565,000	Owens Corning, Inc., 6.500%, 12/01/2016	551,266
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	438,370
40,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	40,100

Principal Amount (‡)	Description	Value (†)

	United States — continued
$200,000	Philip Morris International, Inc., 5.875%, 9/04/2015, (EUR)	$325,020
50,000	Pulte Homes, Inc., 5.200%, 2/15/2015	47,500
540,000	Pulte Homes, Inc., 6.000%, 2/15/2035	407,700
695,000	Pulte Homes, Inc., 6.375%, 5/15/2033	535,150
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,098,037
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	490,750
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	338,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	47,850
560,000	Qwest Corp., 6.875%, 9/15/2033	453,600
115,000	Qwest Corp., 7.250%, 9/15/2025	99,187
58,000	R.H. Donnelley Corp., 6.875%, 1/15/2013(g)	3,335
50,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013(g)	2,875
60,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013(g)	3,450
18,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016(g)	1,035
735,000	R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017(g)	42,263
305,000	R.H. Donnelley, Inc., 11.750%, 5/15/2015, 144A(g)	172,325
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	83,165
20,000	Reynolds American, Inc., 7.250%, 6/15/2037	19,808
1,600(†††)	SLM Corp., 6.000%, 12/15/2043	22,604
120,000	SLM Corp., MTN, 5.050%, 11/14/2014	88,211
30,000	SLM Corp., MTN, 5.125%, 8/27/2012	25,670
20,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	19,433
228,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	181,501
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	6,271
115,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	95,882
75,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	57,403
30,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	27,682
20,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	12,553
625,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	498,437
294,000	Sprint Capital Corp., 6.875%, 11/15/2028	245,490

See accompanying notes to financial statements.

25

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	United States — continued
$320,000	Sprint Capital Corp., 6.900%, 5/01/2019	$286,400
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	103,950
26,000	Sprint Nextel Corp., 6.000%, 12/01/2016	23,205
265,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	206,700
23,000	Tenet Healthcare Corp., 7.375%, 2/01/2013	22,770
250,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	337,803
395,000	Time Warner, Inc., 6.625%, 5/15/2029	405,305
160,000	Time Warner, Inc., 6.950%, 1/15/2028	168,689
115,000	Time Warner, Inc., 7.625%, 4/15/2031	128,885
75,000	Time Warner, Inc., 7.700%, 5/01/2032	84,809
105,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	100,968
375,000	Toys R Us, Inc., 7.375%, 10/15/2018	326,250
200,000	Transcontinental Gas Pipe Line Corp., 6.400%, 4/15/2016	221,440
3,150,000	TXU Corp., Series P, 5.550%, 11/15/2014	2,149,708
2,570,000	TXU Corp., Series Q, 6.500%, 11/15/2024	1,188,676
30,000	TXU Corp., Series R, 6.550%, 11/15/2034	13,494
2,320,000	United Rentals North America, Inc., 7.000%, 2/15/2014	2,018,400
840,000	United Rentals North America, Inc., 7.750%, 11/15/2013	756,000
770,000	United States Steel Corp., 6.650%, 6/01/2037	628,041
50,000	USG Corp., 6.300%, 11/15/2016	42,500
230,000	USG Corp., 9.500%, 1/15/2018	221,950
221,000	Verizon Communications, Inc., 5.850%, 9/15/2035	222,494
5,000	Verizon Maryland, Inc., 5.125%, 6/15/2033	4,255
140,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	153,511
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	102,544
775,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	818,706
135,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(f)	96,426
185,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	267,717
100,000	Williams Cos., Inc. (The), 7.500%, 1/15/2031	102,138
310,000	Williams Cos., Inc. (The), 7.875%, 9/01/2021	335,315

Principal Amount (‡)	Description	Value (†)

	United States — continued
$420,000	Xerox Corp., 6.350%, 5/15/2018	$436,635
125,000	Xerox Corp., 6.750%, 2/01/2017	132,303
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	21,711

		63,509,474

	Total Non-Convertible Bonds (Identified Cost $86,595,857)	89,492,371

Convertible Bonds — 1.1%
	United States — 1.1%
1,125,000	Intel Corp., 3.250%, 8/01/2039, 144A	1,202,343
430,000	iStar Financial, Inc., 1.097%, 10/01/2012(d)	215,000
365,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	298,844
440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	349,800
185,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	164,650
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(f)	227,900
200,000	NII Holdings, Inc., 3.125%, 6/15/2012	174,750
80,000	Valeant Pharmaceuticals International, 4.000%, 11/15/2013	86,100

	Total Convertible Bonds (Identified Cost $2,860,123)	2,719,387

	Total Bonds and Notes (Identified Cost $89,455,980)	92,211,758

Bank Loans — 0.1%
	United States — 0.1%
1,958	Dole Food Co., Inc., Credit Link Deposit, 7.495%, 4/12/2013(h)	1,979
1,259	Dole Food Co., Inc., Tranche B Term Loan, 8.000%, 4/12/2013(h)	1,272
6,176	Dole Food Co., Inc., Tranche C Term Loan, 8.000%, 4/12/2013(h)	6,243
57,156	Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.750%, 6/01/2014(c)(h)	35,265
159,059	Idearc, Inc., Term Loan B, 6.250%, 11/17/2014(g)(h)	67,269
40,000	Level 3 Financing, Inc., Tranche A Term Loan, 2.683%, 3/13/2014(h)	35,350
2,765	Sungard Data Systems, Inc., Tranche A, 2.004%, 2/28/2014(h)	2,585
76,623	Sungard Data Systems, Inc., Tranche B, 4.079%, 2/26/2016(h)	74,592
7,314	Tribune Co., Term Loan X, 5.000%, 6/04/2009(h)(g)(k)	3,552

		228,107

	Total Bank Loans (Identified Cost $302,461)	228,107

Shares
Preferred Stocks — 0.4%
	United States — 0.4%
12,940	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375%(e)(i)	23,422

See accompanying notes to financial statements.

26

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	United States — continued
17,500	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(e)(i)	$28,175
820	Lucent Technologies Capital Trust, 7.750%	627,300
682	Preferred Blocker, Inc., 7.000%, 144A	396,604

	Total Preferred Stocks (Identified Cost $1,389,779)	1,075,501

Warrants — 0.0%
	United States — 0.0%
12,495	Valeant Pharmaceuticals International, Expiration 8/16/2010(e)(j) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 2.8%
$355	Repurchase Agreement with State Street Corp., dated 9/30/2009 at 0.000%, to be repurchased at $355 on 10/1/2009 collateralized by $5,000 U.S. Treasury Bill, due 11/05/2009 valued at $5,000 including accrued interest (Note 2h of Notes to Financial Statements)	355
6,973,791	Tri-Party Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2009 at 0.000% to be repurchased at $6,973,791 on 10/01/2009 collateralized by $7,055,000 Federal Home Loan Bank, 2.900% due 7/02/2013 valued at $7,116,731 including accrued interest (Note 2h of Notes to Financial Statements)	6,973,791

	Total Short-Term Investments (Identified Cost $6,974,146)	6,974,146

	Total Investments - 100.9% (Identified Cost $225,117,054)(a)	251,719,504
	Other assets less liabilities — (0.9)%	(2,114,167)

	Net Assets — 100.0%	$249,605,337

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.
(††††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(a)	Federal Tax Information:
	At September 30, 2009, the net unrealized appreciation on investments based on a cost of $227,124,926 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,199,705
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,605,127)

	Net unrealized appreciation	$24,594,578

(b)	All or a portion of this security is held as collateral for open forward contracts.
(c)	All or a portion of interest payment is paid-in-kind.
(d)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(e)	Non-income producing security.
(f)	Illiquid security. At September 30, 2009, the value of these securities amounted to $324,326 or 0.1% of net assets.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Variable rate security. Rate shown represents the weighted average rate at September 30, 2009.
(i)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

(j)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of this security amounted to $0 or 0.0% of net assets.
(k)	Issuer has filed for bankruptcy.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $12,958,768 or 5.2% of net assets.
ADR	An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Contract to Buy	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation
Buy[1]	12/14/2009	South Korean Won	780,000,000	$661,391	$22,309

[1]	Counterparty is Barclays Bank PLC.

Industry Summary at September 30, 2009 (Unaudited)

Commercial Banks	5.4%
Internet Software & Services	5.1
Diversified Financial Services	4.2
Semiconductors & Semiconductor Equipment	3.9
Banking	3.8
Internet & Catalog Retail	3.8
Specialty Retail	3.6
Computers & Peripherals	3.4
Metals & Mining	3.2
Capital Markets	3.0
Electrical Equipment	2.6
Automotive	2.5
Non-Captive Diversified	2.5
Communications Equipment	2.5
Oil, Gas & Consumable Fuels	2.3
Electric	2.2
Wirelines	2.2
Treasuries	2.0
Other Investments, less than 2% each	39.9
Short-Term Investments	2.8

Total Investments	100.9
Other assets less liabilities (including open Forward Foreign Currency Contracts)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

27

LOOMIS SAYLES GLOBAL MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Currency Exposure at September 30, 2009 as Percentage of Net Assets (Unaudited)

United States Dollar	68.8%
Euro	8.3
British Pound	5.3
Brazilian Real	4.6
Japanese Yen	2.7
Swedish Krona	2.7
South Korean Won	2.6
Hong Kong Dollar	2.1
Other, less than 2% each	3.8

Total Investments	100.9
Other assets less liabilities (including open Forward Foreign Currency Contracts)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

28

LOOMIS SAYLES GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Shares	Description	Value (†)

Common Stocks — 99.2% of Net Assets
	Biotechnology — 2.7%
24,427	Amgen, Inc.(b)	$1,471,238
27,379	Celgene Corp.(b)	1,530,486

		3,001,724

	Capital Markets — 8.2%
9,470	BlackRock, Inc.	2,053,285
34,280	Franklin Resources, Inc.	3,448,568
19,756	Goldman Sachs Group, Inc. (The)	3,642,019

		9,143,872

	Chemicals — 2.2%
30,893	Praxair, Inc.	2,523,649

	Commercial Banks — 1.7%
69,435	Wells Fargo & Co.	1,956,678

	Communications Equipment — 9.1%
117,628	Brocade Communications Systems, Inc.(b)	924,556
136,817	Cisco Systems, Inc.(b)	3,220,672
65,634	Juniper Networks, Inc.(b)	1,773,431
95,719	QUALCOMM, Inc.	4,305,441

		10,224,100

	Computers & Peripherals — 10.5%
29,443	Apple, Inc.(b)	5,457,849
130,944	EMC Corp.(b)	2,231,286
34,348	International Business Machines Corp.	4,108,364

		11,797,499

	Construction & Engineering — 1.0%
22,297	Fluor Corp.	1,133,803

	Diversified Financial Services — 5.0%
92,293	Bank of America Corp.	1,561,597
12,300	IntercontinentalExchange, Inc.(b)	1,195,437
65,107	JPMorgan Chase & Co.	2,852,989

		5,610,023

	Energy Equipment & Services — 1.5%
32,203	FMC Technologies, Inc.(b)	1,682,285

	Food & Staples Retailing — 1.5%
55,627	Whole Foods Market, Inc.(b)	1,696,067

	Health Care Providers & Services — 4.1%
31,147	Express Scripts, Inc.(b)	2,416,384
38,523	Medco Health Solutions, Inc.(b)	2,130,707

		4,547,091

	Hotels, Restaurants & Leisure — 4.4%
100,444	International Game Technology	2,157,537
133,862	Starbucks Corp.(b)	2,764,250

		4,921,787

	Industrial Conglomerates — 1.6%
23,776	3M Co.	1,754,669

	Internet & Catalog Retail — 6.2%
36,012	Amazon.com, Inc.(b)	3,362,081
21,360	Priceline.com, Inc.(b)	3,541,915

		6,903,996

	Internet Software & Services — 7.1%
122,201	eBay, Inc.(b)	2,885,166
10,223	Google, Inc., Class A(b)	5,069,074

		7,954,240

Shares	Description	Value (†)

	IT Services — 4.1%
61,216	Cognizant Technology Solutions Corp., Class A(b)	$2,366,611
32,277	Visa, Inc., Class A	2,230,663

		4,597,274

	Machinery — 2.5%
28,946	Flowserve Corp.	2,852,339

	Metals & Mining — 2.1%
33,729	Freeport-McMoRan Copper & Gold, Inc.	2,314,147

	Oil, Gas & Consumable Fuels — 4.4%
19,185	Anadarko Petroleum Corp.	1,203,475
51,196	Southwestern Energy Co.(b)	2,185,045
37,209	XTO Energy, Inc.	1,537,476

		4,925,996

	Pharmaceuticals — 2.0%
141,725	Mylan, Inc.(b)	2,269,017

	Road & Rail — 2.2%
41,880	Union Pacific Corp.	2,443,698

	Semiconductors & Semiconductor Equipment — 5.5%
39,816	Analog Devices, Inc.	1,098,125
106,587	Broadcom Corp., Class A(b)	3,271,155
110,684	Marvell Technology Group Ltd.(b)	1,791,974

		6,161,254

	Software — 4.4%
162,771	Oracle Corp.	3,392,148
26,278	Salesforce.com, Inc.(b)	1,496,006

		4,888,154

	Specialty Retail — 5.2%
40,076	Ross Stores, Inc.	1,914,431
43,101	Tiffany & Co.	1,660,682
74,285	Urban Outfitters, Inc.(b)	2,241,178

		5,816,291

	Total Common Stocks (Identified Cost $92,309,750)	111,119,653

Principal Amount
Short-Term Investments — 0.6%
$682,469	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $682,469 on 10/01/2009 collateralized by $695,000 Federal National Mortgage Association, 3.000% due 1/13/2014 valued at $698,475 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $682,469)	682,469

	Total Investments — 99.8% (Identified Cost $92,992,219)(a)	111,802,122
	Other assets less liabilities — 0.2%	170,908

	Net Assets — 100.0%	$111,973,030

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2009, the net unrealized appreciation on investments based on a cost of $95,359,225 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,546,675
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(103,778)

	Net unrealized appreciation	$16,442,897

(b)	Non-income producing security.

See accompanying notes to financial statements.

29

LOOMIS SAYLES GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Industry Summary at September 30, 2009 (Unaudited)

Computers & Peripherals	10.5%
Communications Equipment	9.1
Capital Markets	8.2
Internet Software & Services	7.1
Internet & Catalog Retail	6.2
Semiconductors & Semiconductor Equipment	5.5
Specialty Retail	5.2
Diversified Financial Services	5.0
Oil, Gas & Consumable Fuels	4.4
Hotels, Restaurants & Leisure	4.4
Software	4.4
IT Services	4.1
Health Care Providers & Services	4.1
Biotechnology	2.7
Machinery	2.5
Chemicals	2.2
Road & Rail	2.2
Metals & Mining	2.1
Pharmaceuticals	2.0
Other Investments, less than 2% each	7.3
Short-Term Investments	0.6

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

30

LOOMIS SAYLES MID CAP GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Shares	Description	Value (†)

Common Stocks — 98.5% of Net Assets
	Biotechnology — 1.5%
27,087	Alexion Pharmaceuticals, Inc.(b)	$1,206,455

	Capital Markets — 3.1%
18,742	Affiliated Managers Group, Inc.(b)	1,218,418
95,624	Janus Capital Group, Inc.	1,355,948

		2,574,366

	Commercial Banks — 1.6%
30,703	SVB Financial Group(b)	1,328,519

	Communications Equipment — 3.0%
151,251	Brocade Communications Systems, Inc.(b)	1,188,833
32,404	F5 Networks, Inc.(b)	1,284,170

		2,473,003

	Computers & Peripherals — 1.6%
47,592	NetApp, Inc.(b)	1,269,755

	Diversified Consumer Services — 1.7%
17,330	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	1,394,198

	Energy Equipment & Services — 3.2%
17,475	Dril-Quip, Inc.(b)	867,459
83,335	Nabors Industries Ltd.(b)	1,741,701

		2,609,160

	Food Products — 1.9%
21,483	Green Mountain Coffee Roasters, Inc.(b)	1,586,305

	Health Care Equipment & Supplies — 2.1%
39,176	CareFusion Corp.(b)	854,037
12,656	Edwards Lifesciences Corp.(b)	884,781

		1,738,818

	Health Care Providers & Services — 1.0%
21,785	HMS Holdings Corp.(b)	832,840

	Health Care Technology — 1.6%
18,045	Cerner Corp.(b)	1,349,766

	Hotels, Restaurants & Leisure — 4.8%
22,446	Ctrip.com International Ltd., ADR(b)	1,319,600
61,751	International Game Technology	1,326,412
63,480	Starbucks Corp.(b)	1,310,862

		3,956,874

	Household Durables — 4.4%
93,704	D.R. Horton, Inc.	1,069,163
44,044	Gafisa SA, ADR	1,337,176
1,823	NVR, Inc.(b)	1,161,925

		3,568,264

	Internet & Catalog Retail — 4.4%
21,991	Blue Nile, Inc.(b)	1,366,081
13,525	Priceline.com, Inc.(b)	2,242,715

		3,608,796

	Internet Software & Services — 2.7%
23,117	MercadoLibre, Inc.(b)	889,080
28,693	NetEase.com, Inc., ADR(b)	1,310,696

		2,199,776

	IT Services — 2.1%
45,357	Cognizant Technology Solutions Corp., Class A(b)	1,753,502

Shares	Description	Value (†)

	Life Sciences Tools & Services — 5.4%
30,154	Illumina, Inc.(b)	$1,281,545
37,370	Life Technologies Corp.(b)	1,739,574
15,482	Mettler-Toledo International, Inc.(b)	1,402,514

		4,423,633

	Machinery — 4.9%
46,262	Bucyrus International, Inc.	1,647,853
28,041	Cummins, Inc.	1,256,517
11,395	Flowserve Corp.	1,122,863

		4,027,233

	Media — 1.5%
43,054	Discovery Communications, Inc. Class A(b)	1,243,830

	Metals & Mining — 7.9%
38,323	Freeport-McMoRan Copper & Gold, Inc.	2,629,341
67,278	Teck Resources Ltd., Class B Class B(b)	1,854,855
33,156	Walter Energy, Inc.	1,991,349

		6,475,545

	Oil, Gas & Consumable Fuels — 3.7%
41,930	Concho Resources, Inc.(b)	1,522,898
61,883	Petrohawk Energy Corp.(b)	1,498,187

		3,021,085

	Paper & Forest Products — 3.0%
54,064	International Paper Co.	1,201,843
76,830	Votorantim Celulose e Papel SA, Sponsored ADR(b)	1,260,780

		2,462,623

	Personal Products — 5.0%
37,674	Avon Products, Inc.	1,279,409
29,786	Mead Johnson Nutrition Co., Class A	1,343,646
38,063	NBTY, Inc.(b)	1,506,534

		4,129,589

	Semiconductors & Semiconductor Equipment — 9.5%
56,126	Broadcom Corp., Class A(b)	1,722,507
35,639	Lam Research Corp.(b)	1,217,428
117,782	Marvell Technology Group Ltd.(b)	1,906,891
36,639	Silicon Laboratories, Inc.(b)	1,698,584
37,436	Varian Semiconductor Equipment Associates, Inc.(b)	1,229,398

		7,774,808

	Software — 5.5%
25,426	ANSYS, Inc.(b)	952,712
24,766	Concur Technologies, Inc.(b)	984,696
19,313	Perfect World Co. Ltd., Sponsored ADR(b)	928,955
28,476	Salesforce.com, Inc.(b)	1,621,139

		4,487,502

	Specialty Retail — 5.6%
42,232	Guess?, Inc.	1,564,274
40,401	TJX Cos., Inc. (The)	1,500,897
49,448	Urban Outfitters, Inc.(b)	1,491,846

		4,557,017

	Textiles, Apparel & Luxury Goods — 2.6%
27,434	Fuqi International, Inc.(b)	803,268
57,307	Lululemon Athletica, Inc.(b)	1,303,734

		2,107,002

See accompanying notes to financial statements.

31

LOOMIS SAYLES MID CAP GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Wireless Telecommunication Services — 3.2%
38,818	Crown Castle International Corp.(b)	$1,217,333
18,968	Millicom International Cellular SA(b)	1,379,732

		2,597,065

	Total Common Stocks (Identified Cost $65,363,012)	80,757,329

Principal Amount
Short-Term Investments — 1.6%
$1,320,554	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $1,320,554 on 10/01/2009 collateralized by $1,350,000 Federal Home Loan Mortgage Corp., 2.100% due 9/24/2012 valued at $1,350,000, including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $1,320,554)	1,320,554

	Total Investments — 100.1% (Identified Cost $66,683,566)(a)	82,077,883

	Other assets less liabilities — (0.1)%	(68,938)

	Net Assets — 100.0%	$82,008,945

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $67,511,494 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,979,309
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(412,920)

	Net unrealized appreciation	$14,566,389

(b)	Non-income producing security.

Industry Summary at September 30, 2009 (Unaudited)

Semiconductors & Semiconductor Equipment	9.5%
Metals & Mining	7.9
Specialty Retail	5.6
Software	5.5
Life Sciences Tools & Services	5.4
Personal Products	5.0
Machinery	4.9
Hotels, Restaurants & Leisure	4.8
Internet & Catalog Retail	4.4
Household Durables	4.4
Oil, Gas & Consumable Fuels	3.7
Energy Equipment & Services	3.2
Wireless Telecommunication Services	3.2
Capital Markets	3.1
Communications Equipment	3.0
Paper & Forest Products	3.0
Internet Software & Services	2.7
Textiles, Apparel & Luxury Goods	2.6
IT Services	2.1
Health Care Equipment & Supplies	2.1
Other Investments, less than 2% each	12.4
Short-Term Investments	1.6

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

32

LOOMIS SAYLES VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Shares	Description	Value (†)

Common Stocks — 88.2% of Net Assets
	Aerospace & Defense — 3.6%
103,038	Goodrich Corp.	$5,599,085
182,154	Honeywell International, Inc.	6,767,021
255,363	Northrop Grumman Corp.	13,215,035

		25,581,141

	Beverages — 3.5%
301,563	Dr Pepper Snapple Group, Inc.(b)	8,669,936
181,324	Molson Coors Brewing Co., Class B	8,826,852
125,828	PepsiCo, Inc.	7,381,071

		24,877,859

	Biotechnology — 0.8%
93,417	Amgen, Inc.(b)	5,626,506

	Capital Markets — 5.2%
315,912	Ameriprise Financial, Inc.	11,477,083
270,589	Bank of New York Mellon Corp.	7,844,375
227,822	Legg Mason, Inc.	7,069,317
194,251	State Street Corp.	10,217,602

		36,608,377

	Chemicals — 1.1%
92,073	Praxair, Inc.	7,521,443

	Commercial Banks — 3.5%
178,816	PNC Financial Services Group, Inc.	8,688,669
331,088	U.S. Bancorp	7,237,584
322,647	Wells Fargo & Co.	9,092,193

		25,018,446

	Communications Equipment — 1.6%
288,682	Cisco Systems, Inc.(b)	6,795,574
318,561	Nokia Oyj, Sponsored ADR	4,657,362

		11,452,936

	Computers & Peripherals — 3.0%
283,202	Hewlett-Packard Co.	13,369,966
68,741	International Business Machines Corp.	8,222,111

		21,592,077

	Construction & Engineering — 1.2%
274,109	Foster Wheeler AG(b)	8,746,818

	Consumer Finance — 1.0%
416,078	Discover Financial Services	6,752,946

	Containers & Packaging — 1.7%
332,100	Owens-Illinois, Inc.(b)	12,254,490

	Diversified Consumer Services — 1.0%
367,878	H&R Block, Inc.	6,761,598

	Diversified Financial Services — 4.6%
786,233	Bank of America Corp.	13,303,062
445,646	JPMorgan Chase & Co.	19,528,208

		32,831,270

	Diversified Telecommunication Services — 2.3%
309,025	AT&T, Inc.	8,346,766
244,357	CenturyTel, Inc.	8,210,395

		16,557,161

	Electric Utilities — 2.3%
299,904	Allegheny Energy, Inc.	7,953,454
278,231	American Electric Power Co., Inc.	8,622,379

		16,575,833

Shares	Description	Value (†)

	Electrical Equipment — 1.0%
355,264	ABB Ltd., Sponsored ADR(b)	$7,119,491

	Energy Equipment & Services — 2.1%
328,081	Smith International, Inc.	9,415,925
117,989	Tidewater, Inc.	5,556,102

		14,972,027

	Food & Staples Retailing — 2.3%
193,767	CVS Caremark Corp.	6,925,233
271,938	SUPERVALU, Inc.	4,095,386
111,479	Wal-Mart Stores, Inc.	5,472,504

		16,493,123

	Food Products — 1.5%
484,624	ConAgra Foods, Inc.	10,506,648

	Gas Utilities — 1.3%
221,872	EQT Corp.	9,451,747

	Health Care Equipment & Supplies — 2.6%
715,829	Boston Scientific Corp.(b)	7,580,629
249,326	Covidien PLC	10,785,843

		18,366,472

	Health Care Providers & Services — 2.3%
137,665	McKesson Corp.	8,197,951
320,878	UnitedHealth Group, Inc.	8,034,785

		16,232,736

	Hotels, Restaurants & Leisure — 0.9%
183,573	Carnival Corp.	6,109,309

	Industrial Conglomerates — 2.7%
577,719	General Electric Co.	9,486,146
103,928	Siemens AG, Sponsored ADR	9,661,147

		19,147,293

	Insurance — 3.9%
2,225	Berkshire Hathaway, Inc., Class B(b)	7,393,675
284,468	Metlife, Inc.	10,829,697
192,846	Travelers Cos., Inc. (The)	9,493,808

		27,717,180

	Internet Software & Services — 0.9%
263,898	eBay, Inc.(b)	6,230,632

	Media — 3.5%
440,093	DIRECTV Group, Inc. (The)(b)	12,137,765
153,543	Time Warner Cable, Inc.	6,616,168
222,234	Time Warner, Inc.	6,395,894

		25,149,827

	Metals & Mining — 0.7%
125,756	ArcelorMittal	4,670,578

	Multi-Utilities & Unregulated Power — 1.1%
256,618	Public Service Enterprise Group, Inc.	8,068,070

	Oil, Gas & Consumable Fuels — 11.3%
117,565	Anadarko Petroleum Corp.	7,374,852
117,913	Chevron Corp.	8,304,613
141,146	CONSOL Energy, Inc.	6,367,096
186,450	ExxonMobil Corp.	12,792,335
149,766	Hess Corp.	8,006,490
264,382	Marathon Oil Corp.	8,433,786
257,209	Total SA, Sponsored ADR	15,242,205
406,035	Valero Energy Corp.	7,873,019
147,722	XTO Energy, Inc.	6,103,873

		80,498,269

See accompanying notes to financial statements.

33

LOOMIS SAYLES VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Shares	Description	Value (†)

	Paper & Forest Products — 0.9%
178,712	Weyerhaeuser Co.	$6,549,795

	Personal Products — 0.8%
161,752	Estee Lauder Cos., Inc. (The), Class A	5,997,764

	Pharmaceuticals — 6.9%
329,124	Bristol-Myers Squibb Co.	7,411,873
157,328	Johnson & Johnson	9,579,702
609,482	Pfizer, Inc.	10,086,927
481,396	Schering-Plough Corp.	13,599,437
174,604	Wyeth	8,482,262

		49,160,201

	Semiconductors & Semiconductor Equipment — 1.1%
558,078	Applied Materials, Inc.	7,478,245

	Software — 1.0%
267,524	Microsoft Corp.	6,926,196

	Specialty Retail — 0.9%
294,737	Gap, Inc. (The)	6,307,372

	Textiles, Apparel & Luxury Goods — 1.0%
104,606	Nike, Inc., Class B	6,768,008

	Wireless Telecommunication Services — 1.1%
347,883	Vodafone Group PLC, Sponsored ADR	7,827,368

	Total Common Stocks (Identified Cost $582,007,756)	626,507,252

Principal Amount
Short-Term Investments — 3.1%
$22,366,685	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $22,366,685 on 10/01/2009 collateralized by $22,620,000 Federal Home Loan Bank, 2.900% due 7/02/2013 with a value of $22,817,925 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $22,366,685)	22,366,685

	Total Investments - 91.3% (Identified Cost $604,374,441)(a)	648,873,937
	Other assets less liabilities — 8.7%	61,658,578

	Net Assets — 100.0%	$710,532,515

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2009, the net unrealized appreciation on investments based on a cost of $609,773,146 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$59,947,334
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,846,543)

	Net unrealized appreciation	$39,100,791

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2009 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	6.9
Capital Markets	5.2
Diversified Financial Services	4.6
Insurance	3.9
Aerospace & Defense	3.6
Media	3.5
Commercial Banks	3.5
Beverages	3.5
Computers & Peripherals	3.0
Industrial Conglomerates	2.7
Health Care Equipment & Supplies	2.6
Electrical Utilities	2.3
Diversified Telecommunication Services	2.3
Food & Staples Retailing	2.3
Health Care Providers & Services	2.3
Energy Equipment & Services	2.1
Other Investments, less than 2% each	22.6
Short-Term Investments	3.1

Total Investments	91.3
Other assets less liabilities	8.7

Net Assets	100.0%

See accompanying notes to financial statements.

34

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	Disciplined Equity Fund*	Global Markets Fund	Growth Fund

ASSETS
Investments at cost	$26,674,032	$225,117,054	$92,992,219
Net unrealized appreciation	3,762,712	26,602,450	18,809,903

Investments at value	30,436,744	251,719,504	111,802,122
Cash	—	27	—
Foreign currency at value (identified cost $0, $810,596, $0, $0 and $0)	—	825,552	—
Receivable for Fund shares sold	579	708,401	58,247
Receivable for securities sold	—	830,484	793,413
Dividends and interest receivable	22,194	2,029,026	40,928
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	22,309	—
Receivable from investment adviser (Note 6)	11,490	—	—
Tax reclaims receivable	—	13,485	—
Foreign tax rebates receivable (Note 2)	—	3,031	—

TOTAL ASSETS	30,471,007	256,151,819	112,694,710

LIABILITIES
Payable for securities purchased	303,718	5,378,833	—
Payable for Fund shares redeemed	147	890,642	476,812
Management fees payable (Note 6)	11,653	147,779	49,668
Administrative fees payable (Note 6)	1,144	9,542	4,490
Deferred Trustees’ fees (Note 6)	45,466	51,078	85,046
Service and distribution fees payable (Note 6)	55	2,948	827
Other accounts payable and accrued expenses	25,307	65,660	104,837

TOTAL LIABILITIES	387,490	6,546,482	721,680

NET ASSETS	$30,083,517	$249,605,337	$111,973,030

NET ASSETS CONSIST OF:
Paid-in capital	$34,139,408	$331,099,821	$226,221,515
Accumulated net investment (loss)/undistributed net investment income	100,021	4,369,973	(85,047)
Accumulated net realized loss on investments, options written and foreign currency transactions	(7,918,624)	(112,514,417)	(132,973,341)
Net unrealized appreciation on investments and foreign currency translations	3,762,712	26,649,960	18,809,903

NET ASSETS	$30,083,517	$249,605,337	$111,973,030

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,599,086	$44,669,370	$33,206,573

Shares of beneficial interest	245,050	3,573,950	7,413,502

Net asset value and redemption price per share	$6.53	$12.50	$4.48

Offering price per share (100/94.25 of net asset value) (Note 1)	$6.93	$13.26	$4.75

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$167,980	$—	$5,397,375

Shares of beneficial interest	26,416	—	1,260,994

Net asset value and offering price per share	$6.36	$—	$4.28

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,459,833	$96,207,846	$16,336,035

Shares of beneficial interest	231,888	7,763,078	3,813,452

Net asset value and offering price per share	$6.30	$12.39	$4.28

Class Y shares:
Net assets	$26,856,618	$108,728,121	$57,033,047

Shares of beneficial interest	4,080,201	8,673,415	12,061,903

Net asset value, offering and redemption price per share	$6.58	$12.54	$4.73

*	Formerly Research Fund.

See accompanying notes to financial statements.

35

Mid Cap Growth Fund	Value Fund

$66,683,566	$604,374,441
15,394,317	44,499,496

82,077,883	648,873,937
—	—
—	—
110,655	63,845,236
1,483,778	—
19,514	365,841
—	—
4,093	—
—	53,844
—	—

83,695,923	713,138,858

1,221,599	—
316,163	2,001,175
50,364	261,028
3,297	25,616
49,188	227,497
377	1,255
45,990	89,772

1,686,978	2,606,343

$82,008,945	$710,532,515

$220,586,980	$759,737,354
(49,188)	5,032,022
(153,923,164)	(98,736,357)
15,394,317	44,499,496

$82,008,945	$710,532,515

$54,951,137	$120,914,601

3,004,529	7,362,664

$18.29	$16.42

$19.41	$17.42

$—	$5,167,456

—	315,102

$—	$16.40

$1,203	$10,011,185

66	615,789

$18.20	$16.26

$27,056,605	$574,439,273

1,436,301	34,876,770

$18.84	$16.47

36

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	Disciplined Equity Fund*	Global Markets Fund	Growth Fund

INVESTMENT INCOME
Dividends	$444,193	$1,793,763	$1,323,632
Interest	170	8,158,192	1,225
Securities lending income (Note 2)	1,793	5,876	3,137
Less net foreign taxes withheld	—	(73,658)	—

	446,156	9,884,173	1,327,994

Expenses
Management fees (Note 6)	114,531	1,541,941	688,816
Service fees - Class A (Note 6)	4,227	92,953	155,864
Service and distribution fees - Class B (Note 6)	1,354	—	57,052
Service and distribution fees - Class C (Note 6)	12,902	854,298	171,806
Trustees’ fees and expenses (Note 6)	12,377	15,449	14,345
Administrative fees (Note 6)	11,530	103,647	69,768
Custodian fees and expenses	40,757	101,881	28,914
Transfer agent fees and expenses - Class A (Note 6)	3,050	52,132	220,803
Transfer agent fees and expenses - Class B (Note 6)	263	—	22,716
Transfer agent fees and expenses - Class C (Note 6)	2,458	117,578	68,852
Transfer agent fees and expenses - Class Y (Note 6)	18,328	53,503	12,047
Audit and tax services fees	42,532	59,319	46,670
Legal fees	828	7,854	5,796
Shareholder reporting expenses	6,388	42,345	60,990
Registration fees	63,117	60,950	63,232
Miscellaneous expenses (Note 6)	4,248	13,571	5,474

Total expenses	338,890	3,117,421	1,693,145
Less fee reduction and/or expense reimbursement (Note 6)	(120,625)	(114,249)	(64,271)

Net expenses	218,265	3,003,172	1,628,874

Net investment income (loss)	227,891	6,881,001	(300,880)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(6,612,204)	(80,980,194)	(84,916,365)
Options written	—	—	—
Foreign currency transactions	—	45,784	—
Net change in unrealized appreciation (depreciation) on:
Investments	5,341,200	77,267,062	36,216,597
Foreign currency translations	—	116,574	—

Net realized and unrealized loss on investments, options written and foreign currency transactions	(1,271,004)	(3,550,774)	(48,699,768)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,043,113)	$3,330,227	$(49,000,648)

*	Formerly Research Fund.
**	Includes a non-recurring dividend of $159,432.

See accompanying notes to financial statements.

37

Mid Cap Growth Fund	Value Fund

$685,449 **	$11,347,392
5,356	11,820
4,168	9,583
(7,618)	(223,670)

687,355	11,145,125

657,857	2,096,555
160,386	242,062
—	53,822
7	71,337
13,557	19,162
44,293	210,587
22,668	28,629
159,790	206,161
—	11,568
2	15,230
24,382	192,972
44,141	46,594
3,494	14,150
25,997	30,793
69,971	88,473
10,660	(15,018)

1,237,205	3,313,077
(199,672)	—

1,037,533	3,313,077

(350,178)	7,832,048

(48,258,879)	(86,224,117)
(742,224)	—
—	—

26,716,743	84,560,021
—	—

(22,284,360)	(1,664,096)

$(22,634,538)	$6,167,952

38

STATEMENTS OF CHANGES IN NET ASSETS

	Disciplined Equity Fund*		Global Markets Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

FROM OPERATIONS:
Net investment income (loss)	$227,891	$204,565	$6,881,001	$5,317,926
Net realized loss on investments, options written and foreign currency transactions	(6,612,204)	(1,114,622)	(80,934,410)	(25,759,987)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,341,200	(5,382,213)	77,383,636	(77,734,683)

Net increase (decrease) in net assets resulting from operations	(1,043,113)	(6,292,270)	3,330,227	(98,176,744)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(16,599)	(6,624)	(1,215,467)	(1,576,341)
Class B	—	—	—	—
Class C	(6,028)	—	(1,365,584)	(2,867,382)
Class Y	(193,935)	(277,956)	(2,348,859)	(3,658,690)
Net realized capital gains
Class A	—	(123,072)	(14,673)	(1,305,191)
Class B	—	(37,858)	—	—
Class C	—	(97,901)	(28,430)	(2,671,987)
Class Y	—	(2,801,426)	(24,786)	(2,927,617)

Total distributions	(216,562)	(3,344,837)	(4,997,799)	(15,007,208)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	5,893,459	4,968,748	(60,874,359)	255,345,464

Redemption fees
Class A	—	—	—	12,818
Class C	—	—	—	21,877
Class Y	—	—	—	21,783

Total redemption fees	—	—	—	56,478

Net increase (decrease) in net assets	4,633,784	(4,668,359)	(62,541,931)	142,217,990
NET ASSETS
Beginning of year	25,449,733	30,118,092	312,147,268	169,929,278

End of year	$30,083,517	$25,449,733	$249,605,337	$312,147,268

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$100,021	$34,370	$4,369,973	$2,572,401

*	Formerly Research Fund.

See accompanying notes to financial statements.

39

Growth Fund		Mid Cap Growth Fund		Value Fund
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$(300,880)	$(1,167,160)	$(350,178)	$(637,739)	$7,832,048	$4,768,470
(84,916,365)	(32,148,656)	(49,001,103)	(16,800,881)	(86,224,117)	(11,245,452)
36,216,597	(81,622,240)	26,716,743	(24,348,831)	84,560,021	(72,620,410)

(49,000,648)	(114,938,056)	(22,634,538)	(41,787,451)	6,167,952	(79,097,392)

—	—	—	—	(1,386,477)	(444,319)
—	—	—	—	(12,760)	(25,511)
—	—	—	—	(69,049)	(19,019)
—	—	—	—	(4,718,484)	(1,991,889)

—	—	—	—	—	(1,119,214)
—	—	—	—	—	(44,036)
—	—	—	—	—	(96,784)
—	—	—	—	—	(8,863,000)

—	—	—	—	(6,186,770)	(12,603,772)

(108,551,663)	(36,244,496)	(41,659,860)	133,294,170	280,227,901	321,024,510

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(157,552,311)	(151,182,552)	(64,294,398)	91,506,719	280,209,083	229,323,346

269,525,341	420,707,893	146,303,343	54,796,624	430,323,432	201,000,086

$111,973,030	$269,525,341	$82,008,945	$146,303,343	$710,532,515	$430,323,432

$(85,047)	$(81,654)	$(49,188)	$(42,576)	$5,032,022	$3,386,746

40

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)

DISCIPLINED EQUITY FUND*
Class A
9/30/2009	$6.98	$0.04	$(0.44)	$(0.40)	$(0.05)	$—	$(0.05)
9/30/2008	9.77	0.03	(1.80)	(1.77)	(0.05)	(0.97)	(1.02)
9/30/2007	9.42	0.02	1.53	1.55	(0.07)	(1.13)	(1.20)
9/30/2006	9.22	0.05	0.64	0.69	(0.03)	(0.46)	(0.49)
9/30/2005	7.79	0.00	1.43	1.43	(0.00)	—	(0.00)
Class B
9/30/2009	6.80	(0.00)	(0.44)	(0.44)	—	—	—
9/30/2008	9.56	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)
9/30/2007	9.25	(0.05)	1.50	1.45	(0.01)	(1.13)	(1.14)
9/30/2006	9.10	(0.02)	0.63	0.61	—	(0.46)	(0.46)
9/30/2005	7.73	(0.06)	1.43	1.37	(0.00)	—	(0.00)
Class C
9/30/2009	6.76	(0.00)	(0.44)	(0.44)	(0.02)	—	(0.02)
9/30/2008	9.52	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)
9/30/2007	9.22	(0.05)	1.50	1.45	(0.02)	(1.13)	(1.15)
9/30/2006	9.08	(0.02)	0.63	0.61	(0.01)	(0.46)	(0.47)
9/30/2005	7.73	(0.07)	1.42	1.35	(0.00)	—	(0.00)
Class Y
9/30/2009	7.03	0.06	(0.45)	(0.39)	(0.06)	—	(0.06)
9/30/2008	9.85	0.07	(1.82)	(1.75)	(0.10)	(0.97)	(1.07)
9/30/2007	9.49	0.06	1.53	1.59	(0.10)	(1.13)	(1.23)
9/30/2006	9.27	0.09	0.64	0.73	(0.05)	(0.46)	(0.51)
9/30/2005	7.82	0.04	1.44	1.48	(0.03)	—	(0.03)

*	Formerly Research Fund.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

41

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$6.53	(5.64)	$1,599	1.25	1.78	0.78	180
6.98	(20.40)	736	1.25	1.55	0.38	149
9.77	17.98	1,198	1.25	1.50	0.22	148
9.42	7.69	1,331	1.25	1.68	0.56	143
9.22	18.42	344	1.25	34.73	0.03	133

6.36	(6.47)	168	2.00	2.49	(0.03)	180
6.80	(21.01)	227	2.00	2.30	(0.37)	149
9.56	17.11	356	2.00	2.31	(0.51)	148
9.25	6.90	331	2.00	2.33	(0.19)	143
9.10	17.77	210	2.00	41.40	(0.71)	133

6.30	(6.41)	1,460	2.00	2.51	(0.06)	180
6.76	(21.10)	949	2.00	2.30	(0.39)	149
9.52	17.17	1,164	2.00	2.29	(0.54)	148
9.22	6.92	1,198	2.00	2.37	(0.18)	143
9.08	17.51	140	2.00	37.60	(0.76)	133

6.58	(5.42)	26,857	0.85	1.38	1.09	180
7.03	(20.17)	23,538	0.85	1.15	0.78	149
9.85	18.39	27,400	0.85	1.11	0.62	148
9.49	8.13	23,096	0.85	1.26	0.98	143
9.27	18.99	24,651	0.85	1.31	0.43	133

(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

42

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions	Redemption fees (b)(c)

GLOBAL MARKETS FUND
Class A
9/30/2009	$11.65	$0.36	$0.74 (h)	$1.10	$(0.25)	$(0.00)	$(0.25)	$—
9/30/2008	15.83	0.25	(3.46)	(3.21)	(0.53)	(0.44)	(0.97)	0.00
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)	0.00
9/30/2006*	12.71	0.12	(0.34)	(0.22)	—	—	—	—
Class C
9/30/2009	11.51	0.28	0.75 (h)	1.03	(0.15)	(0.00)	(0.15)	—
9/30/2008	15.70	0.15	(3.43)	(3.28)	(0.47)	(0.44)	(0.91)	0.00
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)	0.00
9/30/2006*	12.71	0.06	(0.34)	(0.28)	—	—	—	—
Class Y
9/30/2009	11.70	0.38	0.75 (h)	1.13	(0.29)	(0.00)	(0.29)	—
9/30/2008	15.87	0.30	(3.48)	(3.18)	(0.55)	(0.44)	(0.99)	0.00
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)	0.00
9/30/2006**	11.84	0.19	0.64	0.83	(0.16)	—	(0.16)	0.00
9/30/2005	10.19	0.19	1.73	1.92	(0.27)	—	(0.27)	—

*	From commencement of Class operations on February 1, 2006 through September 30, 2006.
**	Prior to the close of business on February 1, 2006, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

43

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$12.50	10.27	$44,669	1.25		1.34		3.56	114
11.65	(21.87)	67,647	1.25		1.27		1.74	133
15.83	29.05	28,927	1.25		1.37		1.44	78
12.49	(1.73)	10,438	1.25		1.56		1.52	103

12.39	9.40	96,208	2.00		2.09		2.82	114
11.51	(22.42)	124,178	2.00		2.02		1.04	133
15.70	27.99	60,179	2.00		2.11		0.69	78
12.43	(2.12)	20,228	2.00		2.32		0.78	103

12.54	10.49	108,728	1.00		1.01		3.79	114
11.70	(21.66)	120,322	0.99	(i)	0.99	(i)	2.06	133
15.87	29.36	80,824	1.00		1.02		1.70	78
12.51	7.07	58,650	1.00		1.19		1.58	103
11.84	19.11	47,712	1.00		1.46		1.72	78

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the fund.
(i)	Includes fee/expense recovery of less than 0.01%.

44

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

GROWTH FUND
Class A
9/30/2009	$4.99	$(0.01)	$(0.50)	$(0.51)	$—	$—	$—
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—
9/30/2006	6.03	(0.00)	(0.19)	(0.19)	—	—	—
9/30/2005	4.98	(0.02)	1.07	1.05	—	—	—
Class B
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—
9/30/2006	5.94	(0.05)	(0.19)	(0.24)	—	—	—
9/30/2005	4.94	(0.06)	1.06	1.00	—	—	—
Class C
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—
9/30/2006	5.94	(0.04)	(0.19)	(0.23)	—	—	—
9/30/2005	4.94	(0.06)	1.06	1.00	—	—	—
Class Y
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—
9/30/2006	6.26	0.02	(0.20)	(0.18)	—	—	—
9/30/2005	5.15	(0.00)	1.11	1.11	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

45

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (e)		Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$4.48	(10.40)	$33,207	1.25		1.31		(0.25)	191
4.99	(28.67)	156,841	1.10		1.10		(0.33)	179
7.01	20.03	228,629	1.14	(g)	1.14	(g)	(0.49)	134
5.84	(3.15)	225,729	1.10		1.17		(0.03)	174
6.03	21.08	51,248	1.10		1.60		(0.38)	164

4.28	(11.02)	5,397	2.00		2.12		(1.06)	191
4.81	(29.16)	9,553	1.85		1.85		(1.05)	179
6.79	19.12	28,258	1.85	(g)	1.85	(g)	(1.20)	134
5.70	(4.04)	32,160	1.95		2.11		(0.85)	174
5.94	20.24	38,538	1.85		2.33		(1.14)	164

4.28	(11.02)	16,336	2.00		2.12		(1.06)	191
4.81	(29.26)	27,743	1.85		1.85		(1.08)	179
6.80	19.09	39,157	1.88		1.88		(1.23)	134
5.71	(3.87)	43,415	1.85		1.95		(0.76)	174
5.94	20.24	25,734	1.85		2.35		(1.10)	164

4.73	(9.73)	57,033	0.75		0.75		0.18	191
5.24	(28.42)	75,389	0.66		0.66		0.11	179
7.32	20.39	124,663	0.67		0.67		(0.02)	134
6.08	(2.88)	121,478	0.80	(h)	0.80	(h)	0.31	174
6.26	21.55	95,534	0.85		0.97		(0.05)	164

(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01% and 0.08% for Class A and Class B shares, respectively.
(h)	Includes fee/expense recovery of 0.07%.

46

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

MID CAP GROWTH FUND
Class A**
9/30/2009	$21.12	$(0.07	)(f)	$(2.76)	$(2.83)	$—	$—	$—
9/30/2008	26.84	(0.15)		(5.57)	(5.72)	—	—	—
9/30/2007	19.69	(0.16	)(g)	7.31	7.15	—	—	—
9/30/2006	18.63	(0.15)		1.21	1.06	—	—	—
9/30/2005	15.20	(0.14)		3.70	3.56	(0.13)	—	(0.13)
Class C
9/30/2009*	15.13	(0.16)		3.23	3.07	—	—	—
Class Y**
9/30/2009	21.70	(0.05	)(f)	(2.81)	(2.86)	—	—	—
9/30/2008	27.51	(0.10)		(5.71)	(5.81)	—	—	—
9/30/2007	20.13	(0.11	)(g)	7.49	7.38	—	—	—
9/30/2006	19.00	(0.10)		1.23	1.13	—	—	—
9/30/2005	15.50	(0.10)		3.78	3.68	(0.18)	—	(0.18)

*	From commencement of Class operations on February 2, 2009 through September 30, 2009.
**	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively on that date.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

47

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$18.29	(13.44)	$54,951	1.25		1.52		(0.45	)(f)	292
21.12	(21.27)	120,524	1.25		1.32		(0.58)		299
26.84	36.31	30,654	1.25		1.43		(0.71)		194
19.69	5.69	26,668	1.25		1.52		(0.72)		211
18.63	23.55	25,802	1.25		1.50		(0.85)		280

18.20	20.29	1	2.00		2.24		(1.54)		292

18.84	(13.18)	27,057	1.00		1.12		(0.27	)(f)	292
21.70	(21.12)	25,779	1.00	(h)	1.00	(h)	(0.36)		299
27.51	36.66	24,143	1.00		1.10		(0.47)		194
20.13	5.95	17,467	1.00		1.12		(0.49)		211
19.00	23.85	26,159	1.00		1.21		(0.60)		280

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment (loss) to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.
(g)	Includes a non-recurring payment of $0.02 per share.
(h)	Includes fee/expense recovery of less than 0.01%.

48

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

VALUE FUND
Class A***
9/30/2009	$17.93	$0.23	$(1.53)	$(1.30)	$(0.21)	$—	$(0.21)
9/30/2008	23.46	0.25	(4.45)	(4.20)	(0.18)	(1.15)	(1.33)
9/30/2007	21.04	0.19	3.27	3.46	(0.13)	(0.91)	(1.04)
9/30/2006*	19.69	0.02	1.33	1.35	—	—	—
Class B
9/30/2009	17.80	0.14	(1.51)	(1.37)	(0.03)	—	(0.03)
9/30/2008	23.46	0.10	(4.45)	(4.35)	(0.16)	(1.15)	(1.31)
9/30/2007**	24.00	0.00	(0.54)	(0.54)	—	—	—
Class C
9/30/2009	17.79	0.12	(1.51)	(1.39)	(0.14)	—	(0.14)
9/30/2008	23.46	0.09	(4.43)	(4.34)	(0.18)	(1.15)	(1.33)
9/30/2007**	24.00	0.01	(0.55)	(0.54)	—	—	—
Class Y***
9/30/2009	18.01	0.28	(1.54)	(1.26)	(0.28)	—	(0.28)
9/30/2008	23.54	0.32	(4.45)	(4.13)	(0.25)	(1.15)	(1.40)
9/30/2007	21.05	0.27	3.27	3.54	(0.14)	(0.91)	(1.05)
9/30/2006	18.72	0.22	3.17	3.39	(0.27)	(0.79)	(1.06)
9/30/2005	15.95	0.20	2.83	3.03	(0.26)	—	(0.26)

*	From commencement of Class operations on June 30, 2006, through September 30, 2006.
**	From commencement of Class operations on June 1, 2007, through September 30, 2007.
***	Prior to the close of business on June 1, 2007, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
(a)	Amount rounds to less than $0.01 per share, if applicable.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

49

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$16.42	(6.97)	$120,915	1.06		1.06		1.67	47
17.93	(19.01)	112,274	1.05		1.05		1.24	36	(g)
23.46	16.85	17,500	1.09	(h)	1.09	(h)	0.79	41
21.04	6.86	466	1.10		8.65		0.42	36

16.40	(7.62)	5,167	1.81		1.81		1.03	47
17.80	(19.65)	8,385	1.80	(i)	1.80	(i)	0.51	36	(g)
23.46	(2.25)	108	1.85		1.89		0.03	41

16.26	(7.60)	10,011	1.81		1.81		0.89	47
17.79	(19.62)	6,483	1.80	(i)	1.80	(i)	0.46	36	(g)
23.46	(2.25)	1,390	1.85		1.94		0.10	41

16.47	(6.66)	574,439	0.66		0.66		1.97	47
18.01	(18.67)	303,182	0.65		0.66		1.58	36	(g)
23.54	17.25	182,002	0.72	(h)	0.72	(h)	1.19	41
21.05	18.92	71,147	0.85		0.91		1.13	36
18.72	19.19	37,255	0.85		0.92		1.13	34

(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund. (See Note 11 of Notes to Financial Statements)
(h)	Includes fee/expense recovery of 0.02% and 0.01% for Class A and Class Y shares, respectively.
(i)	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares, respectively.

50

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Disciplined Equity Fund (formerly Loomis Sayles Research Fund) (the “Disciplined Equity Fund”)

Loomis Sayles Global Markets Fund (the “Global Markets Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Effective October 1, 2009, Loomis Sayles Research Fund changed its name to Loomis Sayles Disciplined Equity Fund to reflect changes in its investment strategies designed to give the Fund more flexibility in pursuit of its objective, long-term growth of capital.

Each Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Effective February 2, 2009, the Mid Cap Growth Fund redesignated its Retail Class and Institutional Class shares as Class A and Class Y shares, respectively. In addition, on February 2, 2009, the Mid Cap Growth Fund began offering Class C shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or distribution fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ Prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and offer quotations. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

51

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of September 30, 2009, approximately 21% of the market value of the Global Markets Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

The following is a summary of Mid Cap Growth Fund’s purchased option activity:

Contracts	Number of Contracts	Premiums
Outstanding at 9/30/2008	—	$—
Options purchased	6,569	2,383,230
Options terminated in closing sale transactions	(6,406)	(2,290,646)
Options expired unexercised	(163)	(92,584)

Outstanding at 9/30/2009	—	$—

52

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 9/30/2008	—	$—
Options written	22,673	2,877,525
Options terminated in closing purchase transactions	(22,673)	(2,877,525)
Options expired unexercised	—	—

Outstanding at 9/30/2009	—	$—

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, distribution redesignations, paydown adjustments, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”), defaulted bonds and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward contracts mark to market, securities lending collateral gain/loss adjustment, straddle loss deferrals, wash sales, premium amortization accruals and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 was as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Disciplined Equity Fund	$216,562	—	$216,562	$1,651,307	$1,693,530	$3,344,837
Global Markets Fund	4,997,799	—	4,997,799	9,975,891	5,031,317	15,007,208
Growth Fund	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—
Value Fund	6,186,770	—	6,186,770	6,455,247	6,148,525	12,603,772

53

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings were as follows:

	Disciplined Equity Fund	Global Markets Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
Undistributed ordinary income	$145,487	$4,511,402	$—	$—	$5,259,519
Undistributed long-term capital gains	—	—	—	—	—

Total undistributed earnings	145,487	4,511,402	—	—	5,259,519

Capital loss carryforward:
Expires September 30, 2010	—	—	(9,606,459)*	(65,130,772)	—
Expires September 30, 2011	—	—	(6,192,314)*	(21,142,388)	—
Expires September 30, 2016	—	—	(75,866)	—	—
Expires September 30, 2017	(2,229,424)	(54,290,711)	(57,062,095)	(33,667,761)	(26,840,015)

Total capital loss carryforward	(2,229,424)	(54,290,711)	(72,936,734)	(119,940,921)	(26,840,015)
Deferred net capital losses (post-October 2008)	(4,813,445)	(56,215,833)	(57,669,601)	(32,805,392)	(66,497,637)
Unrealized appreciation (depreciation)	2,886,958	24,618,034	16,442,897	14,566,389	39,100,791

Total accumulated earnings (losses)	$(4,010,424)	$(81,377,108)	$(114,163,438)	$(138,179,924)	$(48,977,342)

* A significant portion of the Loomis Sayles Growth Fund’s carryforward losses are a result of prior year mergers; therefore, utilization of these losses has been limited under section 382 of the Internal Revenue Code.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is each Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy for which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

54

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

Disciplined Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stock(a)	$29,283,884	$—	$—	$29,283,884
Short-Term Investments	1,152,860	—	—	1,152,860

Total	$30,436,744	$—	$—	$30,436,744

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Global Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$12,226,729	$—	$—	$12,226,729
Cayman Islands	3,052,927	—	—	3,052,927
Chile	1,486,862	—	—	1,486,862
China	—	5,211,773	—	5,211,773
France	1,725,933	—	—	1,725,933
Germany	—	3,070,783	—	3,070,783
Greece	—	2,532,713	—	2,532,713
Japan	—	4,465,180	—	4,465,180
Korea	—	6,077,667	—	6,077,667
Mexico	—	1,813,420	—	1,813,420
Netherlands	—	2,212,102	—	2,212,102
Russia	—	1,876,489	—	1,876,489
Spain	—	4,883,908	—	4,883,908
Sweden	—	2,108,606	—	2,108,606
Switzerland	—	7,011,441	—	7,011,441
Taiwan	—	1,731,809	—	1,731,809
Turkey	—	1,601,993	—	1,601,993
United Kingdom	1,498,635	11,406,151	—	12,904,786
United States	75,234,871	—	—	75,234,871

Total Common Stocks	95,225,957	56,004,035	—	151,229,992

Bonds and Notes
Non-Convertible Bonds
Argentina	—	490,200	—	490,200
Australia	—	209,018	—	209,018
Bermuda	—	336,898	—	336,898
Brazil	—	1,621,130	—	1,621,130
Canada	—	1,367,486	—	1,367,486
Cayman Islands	—	2,341,358	—	2,341,358
Chile	—	110,104	—	110,104

55

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Global Markets Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes (continued)
Non-Convertible Bonds (continued)
Colombia	$—	$375,250	$—	$375,250
France	—	1,219,269	—	1,219,269
Germany	—	1,086,379	—	1,086,379
India	—	543,167	—	543,167
Indonesia	—	1,513,327	—	1,513,327
Ireland	—	565,406	—	565,406
Italy	—	493,853	—	493,853
Japan	—	1,476,158	—	1,476,158
Korea	—	1,610,314	—	1,610,314
Luxembourg	—	424,867	—	424,867
Malaysia	—	160,000	—	160,000
Mexico	—	1,498,786	—	1,498,786
Netherlands	—	704,994	—	704,994
Norway	—	1,324,836	—	1,324,836
Peru	—	233,500	—	233,500
Qatar	—	265,406	—	265,406
Singapore	—	322,448	—	322,448
South Africa	—	1,013,479	—	1,013,479
Spain	—	362,774	—	362,774
Supranational	—	478,624	—	478,624
Sweden	—	476,045	—	476,045
Thailand	—	402,050	—	402,050
United Arab Emirates	—	1,697,833	—	1,697,833
United Kingdom	—	1,257,938	—	1,257,938
United States	—	62,649,922	859,552	63,509,474

Total Non-Convertible Bonds	—	88,632,819	859,552	89,492,371

Convertible Bonds
United States	—	2,491,487	227,900	2,719,387

Total Bonds and Notes	—	91,124,306	1,087,452	92,211,758

Bank Loans(a)	—	228,107	—	228,107
Preferred Stocks
United States	23,422	1,052,079	—	1,075,501
Short-Term Investments	6,974,146	—	—	6,974,146

Total Investments	102,223,525	148,408,527	1,087,452	251,719,504

Forward Foreign Currency Contracts (unrealized appreciation)	—	22,309	—	22,309

Total	$102,223,525	$148,430,836	$1,087,452	$251,741,813

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stock(a)	$111,119,653	$—	$—	$111,119,653
Short-Term Investments	682,469	—	—	682,469

Total	$111,802,122	$—	$—	$111,802,122

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

56

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stock(a)	$80,757,329	$—	$—	$80,757,329
Short-Term Investments	1,320,554	—	—	1,320,554

Total	$82,077,883	$—	$—	$82,077,883

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$626,507,252	$—	$—	$626,507,252
Short-Term Investments	22,366,685	—	—	22,366,685

Total	$648,873,937	$—	$—	$648,873,937

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of September 30, 2009:

Global Markets Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009
Bonds and Notes
Non-Convertible Bonds
Canada	$20,000	$164	$—	$(6,164)	$—	$(14,000)	$—
Colombia	18,333	—	(2,570)	5,050	(20,813)	—	—
Hong Kong	403,317	66	18,328	3,921	(425,632)	—	—
Korea	126,420	45	—	21,917	—	(148,382)	—
Malaysia	96,000	212	—	63,788	—	(160,000)	—
Thailand	286,939	508	—	114,603	—	(402,050)	—
United States	1,610,948	21,355	(728,896)	995,662	(757,255)	(282,262)	859,552
Convertible Bonds
United States	—	163	—	17,037	210,700	—	227,900
Preferred Stocks
United States	381,013	—	—	246,287	—	(627,300)	—

Total	$2,942,970	$22,513	$(713,138)	$1,462,101	$(993,000)	$(1,633,994)	$1,087,452

4.  Derivatives.  Effective April 1, 2009, the Funds adopted accounting standards related to derivative instruments and hedging activities which require enhanced disclosures. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use are forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. Global Markets Fund engaged in forward foreign currency contract transactions during the year ended September 30, 2009.

57

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

The following is a summary of derivative instruments for Global Markets Fund as of September 30, 2009:

Asset Derivatives	Forwards
Foreign exchange contracts	$ 22,309
Statement of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts

Transactions in derivative instruments during the period April 1, 2009 to September 30, 2009 were as follows:

Realized Gain (Loss)	Forwards
Foreign exchange contracts	$ (21,981)
Statement of Operations Location	Net realized gain (loss) on foreign currency transactions

Change in Unrealized Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$ 32,258
Statement of Operations Location	Net change in unrealized appreciation/depreciation on foreign currency translations

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. Certain Funds may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. Certain Funds may also write put options to offset the cost of options used for hedging purposes. Mid Cap Growth Fund engaged in option transactions during the year ended September 30, 2009.

Transactions in derivative instruments for Mid Cap Growth Fund during the period April 1, 2009 to September 30, 2009 were as follows:

Realized Gain (Loss)	Purchased Options	Written Options
Equity contracts	$ (628,176)	$ (368,125)
Statement of Operations Location	Net realized gain (loss) on investments	Net realized gain (loss) on options written

Change in Unrealized Appreciation (Depreciation)	Purchased Options	Written Options
Equity contracts	$ (23,112)	$ 476,252
Statement of Operations Location	Net change in unrealized appreciation/depreciation on investments	Net change in unrealized appreciation/depreciation on options written*

* For the year ended September 30, 2009, net change in unrealized appreciation/(depreciation) on options written was $0.

Volume of derivative activity for Global Markets Fund, based on month-end notional amounts outstanding during the period April 1, 2009 to September 30, 2009 was as follows:

Percentage of Net Assets
Global Markets Fund	Forwards
Average Notional Amount Outstanding	0.12%
Highest Notional Amount Outstanding	0.45%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2009	0.26%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

See Note 2e for summaries of Mid Cap Growth Fund’s purchased and written option activity.

58

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

5.  Purchases and Sales of Securities.  For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments and U.S. government/agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Disciplined Equity Fund	$47,376,365	$42,248,452
Global Markets Fund	232,387,021	270,384,569
Growth Fund	273,443,016	372,074,843
Mid Cap Growth Fund	258,654,470	293,266,399
Value Fund	405,003,802	195,279,510

For the year ended September 30, 2009, purchases and sales of U.S. government/agency securities by the Global Markets Fund were $1,970,166 and $4,753,729, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2009, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Disciplined Equity Fund	0.50%
Global Markets Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2010 and will be reevaluated on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Disciplined Equity Fund	1.25%	2.00%	2.00%	0.85%
Global Markets Fund	1.25%	N/A	2.00%	1.00%
Growth Fund	1.25%	2.00%	2.00%	0.85%
Mid Cap Growth Fund	1.25%	N/A	2.00%	1.00%
Value Fund	1.10%	1.85%	1.85%	0.85%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent a class’ expenses fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

59

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

For the year ended September 30, 2009, the management fees for each Fund were as follows:

	Gross Management Fee	Reduction of Management Fee[1]	Net Management Fee	Percentage of Average Daily Net Assets
Fund				Gross	Net
Disciplined Equity Fund	$114,531	$99,717	$14,814	0.50%	0.06%
Global Markets Fund	1,541,941	—	1,541,941	0.75%	0.75%
Growth Fund	688,816	—	688,816	0.50%	0.50%
Mid Cap Growth Fund	657,857	16,542	641,315	0.75%	0.73%
Value Fund	2,096,555	—	2,096,555	0.50%	0.50%

1 Management fee reductions are subject to possible recovery until September 30, 2010.

For the year ended September 30, 2009, expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Class A	Class B	Class C	Class Y	Total
Disciplined Equity Fund	$1,626	$70	$884	$18,328	$20,908
Global Markets Fund	32,609	—	72,934	8,706	114,249
Growth Fund	36,724	6,736	20,811	—	64,271
Mid Cap Growth Fund	158,746	—	2	24,382	183,130
Value Fund	—	—	—	—	—

2 Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

For the year ended September 30, 2009, Loomis Sayles reimbursed the Disciplined Equity Fund $420 for losses incurred in connection with a trading error.

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

For the year ended September 30, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Disciplined Equity Fund	$11,530
Global Markets Fund	103,647
Growth Fund	69,768
Mid Cap Growth Fund	44,293
Value Fund	210,587

60

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”) a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”); Distribution and Service Plan relating to the Disciplined Equity Fund’s, Growth Fund’s and Value Fund’s Class B shares (the “Class B Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each applicable Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each applicable Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2009, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Disciplined Equity Fund	$4,227	$338	$3,225	$1,016	$9,677
Global Markets Fund	92,953	—	213,574	—	640,724
Growth Fund	155,864	14,263	42,952	42,789	128,854
Mid Cap Growth Fund	160,386	—	2	—	5
Value Fund	242,062	13,456	17,834	40,366	53,503

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y
Disciplined Equity Fund	$1,240	$111	$577	$16,411
Global Markets Fund	34,303	—	46,095	45,855
Growth Fund	109,791	7,972	19,726	3,877
Mid Cap Growth Fund	107,475	—	1	16,241
Value Fund	48,287	2,745	2,302	183,465

61

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended September 30, 2009, were as follows:

Fund	Commissions
Disciplined Equity Fund	$25,979
Global Markets Fund	126,483
Growth Fund	45,006
Mid Cap Growth Fund	11,010
Value Fund	70.303

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

For the year ended September 30, 2009, net depreciation in the value of participants’ deferral accounts has been included as a reduction of miscellaneous expenses on the Statements of Operations as follows:

Fund	Amount
Disciplined Equity Fund	$4,239
Global Markets Fund	4,680
Growth Fund	10,163
Mid Cap Growth Fund	4,596
Value Fund	37,432

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

62

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

8.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on the Statements of Operations. For the year ended September 30, 2009, amounts rebated under these agreements were as follows:

Fund	Rebates
Disciplined Equity Fund	$15,677
Global Markets Fund	36,127
Growth Fund	83,845
Mid Cap Growth Fund	59,028
Value Fund	70,489

9.  Shareholders.  At September 30, 2009, Loomis Sayles Funded Pension Plan and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Disciplined Equity Fund	1,069,387	847,161
Global Markets Fund	966,530	491,718
Growth Fund	1,281,668	1,812,209
Mid Cap Growth Fund	305,472	337,725
Value Fund	486,920	663,084

At September 30, 2009, two shareholders individually owned more than 5% of the Disciplined Equity Fund’s total outstanding shares, representing, in aggregate, 22.56% of the Fund; one shareholder individually owned more than 5% of the Global Markets Fund’s total outstanding shares, representing 9.60% of the Fund; and one shareholder individually owned more than 5% of the Mid Cap Growth Fund’s total outstanding shares, representing 5.96% of the Fund.

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
Disciplined Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	503,388	$2,877,536	41,128	$353,240
Issued in connection with the reinvestment of distributions	2,476	13,914	5,586	50,215
Redeemed	(366,248)	(1,808,856)	(63,879)	(518,171)

Net change	139,616	$1,082,594	(17,165)	$(114,716)

Class B
Issued from the sale of shares	12,584	$70,815	4,050	$37,443
Issued in connection with the reinvestment of distributions	—	—	2,116	18,641
Redeemed	(19,550)	(106,750)	(10,015)	(79,179)

Net change	(6,966)	$(35,935)	(3,849)	$(23,095)

Class C
Issued from the sale of shares	392,349	$2,090,452	122,016	$929,529
Issued in connection with the reinvestment of distributions	300	1,642	625	5,472
Redeemed	(301,104)	(1,542,203)	(104,640)	(837,295)

Net change	91,545	$549,891	18,001	$97,706

Class Y
Issued from the sale of shares	1,188,390	$6,823,853	445,607	$3,756,330
Issued in connection with the reinvestment of distributions	34,089	192,942	340,294	3,072,854
Redeemed	(488,997)	(2,719,886)	(220,905)	(1,820,331)

Net change	733,482	$4,296,909	564,996	$5,008,853

Increase (decrease) from capital share transactions	957,677	$5,893,459	561,983	$4,968,748

63

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

10.  Capital Shares (continued).

	Year Ended September 30, 2009		Year Ended September 30, 2008
Global Markets Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	1,705,833	$19,017,067	7,795,589	$116,072,629
Issued in connection with the reinvestment of distributions	101,851	922,775	131,139	2,095,597
Redeemed	(4,038,918)	(39,038,267)	(3,949,026)	(54,699,917)

Net change	(2,231,234)	$(19,098,425)	3,977,702	$63,468,309

Class C
Issued from the sale of shares	1,738,010	$17,537,139	9,661,731	$145,592,794
Issued in connection with the reinvestment of distributions	53,943	487,650	105,649	1,677,700
Redeemed	(4,818,214)	(46,175,227)	(2,810,388)	(38,148,474)

Net change	(3,026,261)	$(28,150,438)	6,956,992	$109,122,020

Class Y
Issued from the sale of shares	2,798,814	$29,261,743	8,797,937	$131,551,316
Issued in connection with the reinvestment of distributions	162,878	1,477,305	307,774	4,927,469
Redeemed	(4,571,286)	(44,364,544)	(3,916,604)	(53,723,650)

Net change	(1,609,594)	$(13,625,496)	5,189,107	$82,755,135

Increase (decrease) from capital share transactions	(6,867,089)	$(60,874,359)	16,123,801	$255,345,464

	Year Ended September 30, 2009		Year Ended September 30, 2008
Growth Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,453,752	$13,194,701	7,680,209	$49,883,063
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(27,441,954)	(101,923,299)	(8,908,360)	(57,264,265)

Net change	(23,988,202)	$(88,728,598)	(1,228,151)	$(7,381,202)

Class B
Issued from the sale of shares	41,478	$155,665	63,680	$406,401
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(768,098)	(2,804,977)	(2,236,178)	(13,949,200)

Net change	(726,620)	$(2,649,312)	(2,172,498)	$(13,542,799)

Class C
Issued from the sale of shares	669,485	$2,490,747	1,220,476	$7,692,403
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,624,342)	(9,647,623)	(1,212,293)	(7,365,990)

Net change	(1,954,857)	$(7,156,876)	8,183	$326,413

Class Y
Issued from the sale of shares	2,676,025	$11,399,448	4,435,371	$30,672,809
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,993,469)	(21,416,325)	(7,080,124)	(46,319,717)

Net change	(2,317,444)	$(10,016,877)	(2,644,753)	$(15,646,908)

Increase (decrease) from capital share transactions	(28,987,123)	$(108,551,663)	(6,037,219)	$(36,244,496)

64

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

10.  Capital Shares (continued).

	Year Ended September 30, 2009		Year Ended September 30, 2008
Mid Cap Growth Fund	Shares	Amount	Shares	Amount

Class A**
Issued from the sale of shares	5,551,566	$85,146,527	7,376,061	$191,485,150
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(8,253,762)	(130,696,008)	(2,811,222)	(67,626,524)

Net change	(2,702,196)	$(45,549,481)	4,564,839	$123,858,626

Class C*
Issued from the sale of shares	66	$1,000	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	66	$1,000	—	$—

Class Y**
Issued from the sale of shares	2,017,424	$31,974,020	835,746	$23,099,020
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,769,294)	(28,085,399)	(525,115)	(13,663,476)

Net change	248,130	$3,888,621	310,631	$9,435,544

Increase (decrease) from capital share transactions	(2,454,000)	$(41,659,860)	4,875,470	$133,294,170

* From commencement of Class operations on February 2, 2009 through September 30, 2009.

** Prior to the close of business on February 2, 2009 the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively on that date.

	Year Ended September 30, 2009		Year Ended September 30, 2008
Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	3,255,896	$44,814,805	2,540,370	$50,973,973
Issued in connection with the acquisition of assets from Natixis Value Fund (Note 11)	—	—	4,677,827	105,017,209
Issued in connection with the reinvestment of distributions	94,079	1,308,638	66,481	1,479,502
Redeemed	(2,248,215)	(30,522,329)	(1,769,731)	(35,781,927)

Net change	1,101,760	$15,601,114	5,514,947	$121,688,757

Class B
Issued from the sale of shares	22,368	$308,302	15,504	$318,803
Issued in connection with the acquisition of assets from Natixis Value Fund (Note 11)	—	—	653,035	14,641,036
Issued in connection with the reinvestment of distributions	888	12,403	3,039	67,865
Redeemed	(179,186)	(2,417,234)	(205,132)	(4,185,244)

Net change	(155,930)	$(2,096,529)	466,446	$10,842,460

Class C
Issued from the sale of shares	382,900	$5,369,989	237,371	$4,858,951
Issued in connection with the acquisition of assets from Natixis Value Fund (Note 11)	—	—	127,550	2,857,122
Issued in connection with the reinvestment of distributions	3,005	41,620	1,900	42,151
Redeemed	(134,455)	(1,783,797)	(61,760)	(1,258,832)

Net change	251,450	$3,627,812	305,061	$6,499,392

Class Y
Issued from the sale of shares	26,551,540	$378,808,598	11,928,797	$239,360,963
Issued in connection with the reinvestment of distributions	306,125	4,258,197	436,948	9,702,013
Redeemed	(8,813,838)	(119,971,291)	(3,265,447)	(67,069,075)

Net change	18,043,827	$263,095,504	9,100,298	$181,993,901

Increase (decrease) from capital share transactions	19,241,107	$280,227,901	15,386,752	$321,024,510

65

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

11.  Acquisition of Assets.  After the close of business on October 26, 2007, the Value Fund acquired all assets and liabilities of Natixis Value Fund, pursuant to a plan of reorganization approved by Natixis Value Fund shareholders on October 12, 2007. The acquisition was accomplished by a tax-free exchange of 4,677,827 Class A shares of the Value Fund for 14,004,395 shares of the Natixis Value Fund Class A, 653,035 Class B shares of the Value Fund for 2,297,374 shares of the Natixis Value Fund Class B; and 127,550 Class C shares of the Value Fund for 448,235 shares of the Natixis Value Fund Class C. Natixis Value Fund net assets at that date of $122,515,367, including $13,382,872 of net unrealized appreciation, were combined with those of the Value Fund. The aggregate net assets of the Value Fund immediately before the acquisition were $200,528,438. The combined net assets of the Value Fund immediately following the acquisition were $323,043,805.

12.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Disciplined Equity Fund (formerly Loomis Sayles Research Fund), Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Disciplined Equity Fund (formerly Loomis Sayles Research Fund), Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds"), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

67

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Disciplined Equity	100.00%
Global Markets	12.47%
Value	100.00%

Qualified Dividend Income.  For the fiscal year ended September 30, 2009, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Disciplined Equity
Global Markets
Value

68

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking);	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

69

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Chief Executive Officer and Trustee since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

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TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

71

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

ANNUAL REPORT

SEPTEMBER 30, 2009

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Russell 2000 Growth Index, during the 12-month period ending September 30, 2009. The majority of the underperformance took place during the second quarter 2009 as the equity markets rebounded off the lows in March. Although the rapid rebound of stocks is positive, quick moves like the one just witnessed often come with a price. That price was a low quality rally that propelled the smallest of the small caps and companies with the most troubled balance sheets and profitability profiles.

Stock selection, which has been a consistent driver of returns for the product, was a detractor in the second quarter and, hence, the 12-month period. From a sector standpoint, the healthcare and consumer discretionary sectors were the most problematic. Partially offsetting this were overweight positions in the energy and technology sectors, with each showing a positive impact from stock selection as well.

Healthcare was the largest detractor to the Fund’s performance, primarily due to the negative macro economic impact on hospital and pharmaceutical budgets. Natus Medical, a medical device company, and ICON Plc., a clinical research provider for pharma companies, were each impacted by this trend. RTI Biologics, a biomedical company, was hurt by discretionary spending on elective surgeries as well as a slower than expected product launch. Each of these holdings were sold from the portfolio as the spending environment remained in question.

Within the consumer discretionary sector, VistaPrint and Gildan Activewear represented the largest performance detractors. VistaPrint, an online supplier of graphic design products for small businesses, fell in the fourth quarter of 2008 after reducing its full-year earnings and revenue forecasts. Gildan Activewear, an apparel manufacturing company, fell in the fourth quarter of 2008, as economic activity contracted and consumer spending plunged. Both stocks were sold.

The technology, consumer staples and energy sectors were among the most positive performers. Within technology, Riverbed Technology and Brocade Communications were among the portfolio’s top performers. Riverbed, which produces appliances to connect computers in wide area networks, advanced late in the period on better-than-expected earnings. Brocade, a company that provides switching solutions for storage area networks, rose dramatically in the second quarter 2009, after the equity markets bottomed in March. Consumer staples holding Green Mountain Coffee Roasters, the company behind the Keurig one-cup coffee brewers, was the largest individual contributor to the Fund’s performance, benefiting from a distribution partnership with Wal-Mart. We sold Riverbed and Green Mountain at a profit. And within the energy sector, the top contributors to performance were Oceaneering and Concho Resources. Oceaneering, an energy service company that supplies the oil and gas industry, rose steadily in the first three quarters of 2009 as demand picked up in-line with the increase in oil prices. Concho, an oil and gas exploration and production company rose in the third quarter of 2009 as commodity prices recovered.

The only significant change we made to the portfolio’s positioning was to substantially increase the technology weighting, in anticipation of an improving economy in the closing quarter of 2009. Technology represented our

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 12/31/96

Total Net Assets | $121.0 million

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largest overweight, and stock selection within this sector became more fruitful due to falling intra-sector correlations. In addition, the sector’s inventory replenishment cycle helped promote strong company fundamentals.

OUTLOOK

As the economic clouds parted this year, investors have grown more confident, leading to improved risk appetites and a dramatic rise in the market. The panic lows of March have been corrected and valuation levels seem to more accurately reflect current improving economic conditions. We believe continued economic improvement will lead to improved, yet bumpy, corporate profit growth, supportive of higher stock prices. The focus now centers on stock selection, as companies with the best business fundamentals and balance sheets are likely to provide the greatest returns.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
-11.40%	5.26%	-3.01%	2.08%
Loomis Sayles Small Cap Growth: Retail
-11.66	5.01	-3.27	1.82
Russell 2000 Growth Index(c)
-6.32	2.91	1.10	2.49
Russell 2000 Index(c)
-9.55	2.41	4.88	5.45
Lipper Small-Cap Growth Funds Index(c)
-3.75	2.01	2.47	3.82

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.01%	Retail: 1.42%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2009(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 5 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

2

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Joseph Gatz, CFA

Manager since January 2000

Daniel Thelen, CFA

Manager since April 2000

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Russell 2000 Value Index, for the fiscal year ended September 30, 2009, primarily due to strong stock selection in the financial services sector.

The Fund’s higher quality orientation proved to be fairly defensive during the dramatic stock market selloff late in 2008 and early in 2009, and stock selection was favorable. Our cautious view on the fundamentals of bank stocks, which we underweighted, and our significant weighting in non-credit-sensitive financial data service companies, resulted in solid relative performance in financial services. PHH Corp., a provider of outsourced mortgage and fleet management services, was the Fund’s top contributor for the year. Twelve months ago, the stock was severely depressed due to PHH’s dependence on the capital markets to fund its business. As financing concerns slowly lifted, the high-quality, lower-risk nature of PHH’s business showed through. Three consecutive positive earnings surprises and a management change driven by activist shareholders also inspired investors.

Our holdings in consumer stocks were heavily weighted toward less-economically sensitive business services and media companies, which held up reasonably well versus the retail, apparel and restaurant segments.

Consumer staples, technology, materials and processing detracted slightly, but no individual sector had a large negative impact on the Fund’s relative performance. In the consumer staples sector, Spartan Stores, a Midwest grocery retailer, was among the largest detractors, declining on concerns about reduced economic activity in key states. The technology and materials sectors performed exceptionally well during the market rally. Overall, our stock selection in technology lagged, but an above-average weighting helped, while our underweight in materials detracted while our stock selection was positive.

As the market rebounded from its low in March of 2009, leadership was concentrated among the smallest market cap, higher-risk stocks. These stocks were the hardest hit during the market downturn, but they were among the first to reverse course on early signs of an economic bottom. The low-quality nature of the rally resulted in our portfolio being somewhat out of phase with the market. Nevertheless, several changes we made, including the addition of attractively valued basic materials, technology and industrial stocks in the spring of 2009, helped the Fund maintain its lead on the index.

OUTLOOK

As the economic clouds parted, investors have grown more confident, risk appetites have improved, and the market has risen dramatically. Much of what had been oversold has recovered, and valuation levels seem reasonable relative to current economic conditions. We believe continued economic improvement will support higher prices, but the recovery pace and pattern is apt to be bumpy. We believe determining appropriate valuations will be instrumental, while a focus on individual stock selection is likely to be especially important in this market environment.

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

Fund Inception Date | 5/13/91

Class Inception Date | Institutional: 5/13/91

Retail: 12/31/96

Admin: 1/2/98

Total Net Assets | $967.9 million

3

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended September 30, 2009

1 Year	5 Years	10 Years	Since Fund Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
-5.42%	4.29%	8.70%	11.95%
Loomis Sayles Small Cap Value: Retail
-5.66	4.03	8.44	11.76
Loomis Sayles Small Cap Value: Admin
-5.93	3.75	8.15	11.41
Russell 2000 Value Index(c)
-12.61	1.78	8.05	10.97
Russell 2000 Index(c)
-9.55	2.41	4.88	8.63
Lipper Small-Cap Core Funds Index(c)
-4.09	2.86	6.61	N/A

Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.90%	Retail: 1.27%	Admin: 1.69%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.90%	Retail: 1.15%	Admin: 1.41%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to September 30, 2009(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit www.loomissayles.com. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 5 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

4

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Source: Lipper, Inc.

Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 10% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2009 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2009 through September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,323.40	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

Retail Class
Actual	$1,000.00	$1,321.90	$7.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00%, and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2009	Ending Account Value 9/30/2009	Expenses Paid During Period* 4/1/2009 – 9/30/2009
Actual	$1,000.00	$1,396.90	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,395.40	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,392.70	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

6

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer

7

groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of expense caps. They noted that all of the Loomis Sayles Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that although each Fund’s management fee was not subject to breakpoints, each Fund’s management fee was below the median fee for a peer group of funds and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions

8

generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

9

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 97.4% of Net Assets

Aerospace & Defense – 2.0%
Applied Signal Technology, Inc.	49,537	$1,152,726
Hexcel Corp.(b)	105,827	1,210,661

		2,363,387

Biotechnology – 4.8%
Alexion Pharmaceuticals, Inc.(b)	24,335	1,083,881
AMAG Pharmaceuticals, Inc.(b)	18,395	803,494
Incyte Corp. Ltd.(b)	134,691	909,164
Isis Pharmaceuticals, Inc.(b)	48,621	708,408
Onyx Pharmaceuticals, Inc.(b)	26,280	787,612
Regeneron Pharmaceuticals, Inc.(b)	38,595	744,883
Theravance, Inc.(b)	49,374	722,835

		5,760,277

Building Products – 0.6%
Trex Company, Inc.(b)	43,079	784,038

Capital Markets – 4.0%
Evercore Partners, Inc., Class A	39,517	1,154,687
Greenhill & Co., Inc.	15,206	1,362,153
Penson Worldwide, Inc.(b)	101,355	987,198
Stifel Financial Corp.(b)	24,809	1,362,014

		4,866,052

Commercial Banks – 0.9%
Signature Bank(b)	39,300	1,139,700

Commercial Services & Supplies – 2.7%
EnerNOC, Inc.(b)	33,665	1,116,331
Tetra Tech, Inc.(b)	34,066	903,771
Waste Connections, Inc.(b)	41,807	1,206,550

		3,226,652

Communications Equipment – 6.1%
Brocade Communications Systems, Inc.(b)	136,465	1,072,615
Ciena Corp.(b)	76,816	1,250,565
DG FastChannel, Inc.(b)	57,594	1,206,018
F5 Networks, Inc.(b)	30,599	1,212,638
Harris Stratex Networks, Inc., Class A(b)	133,587	935,109
Starent Networks Corp.(b)	24,485	622,409
Tellabs, Inc.(b)	152,621	1,056,137

		7,355,491

Construction & Engineering – 3.2%
Dycom Industries, Inc.(b)	48,292	593,992
MasTec, Inc.(b)	88,794	1,078,847
Northwest Pipe Co.(b)	32,778	1,099,046
Orion Marine Group, Inc.(b)	53,846	1,105,997

		3,877,882

Diversified Consumer Services – 2.6%
Grand Canyon Education, Inc.(b)	54,021	963,194
Lincoln Educational Services Corp.(b)	43,145	987,158
New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	15,413	1,239,976

		3,190,328

See accompanying notes to financial statements.

10

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Diversified Financial Services – 1.1%
MSCI, Inc.(b)	43,457	$1,287,196

Diversified Telecommunication Services – 0.7%
Neutral Tandem, Inc.(b)	39,069	889,210

Electric Utilities – 0.9%
ITC Holdings Corp.	23,444	1,065,530

Electronic Equipment Instruments & Components – 1.7%
Cogent, Inc.(b)	75,903	766,620
IPG Photonics Corp.(b)	84,502	1,284,431

		2,051,051

Energy Equipment & Services – 1.8%
Oceaneering International, Inc.(b)	22,494	1,276,535
Tesco Corp.(b)	118,041	941,967

		2,218,502

Food Products – 1.0%
Diamond Foods, Inc.	36,383	1,154,069

Health Care Equipment & Supplies – 5.7%
DexCom, Inc.(b)	111,199	881,808
Electro-Optical Sciences, Inc.(b)	83,497	799,901
ev3, Inc.(b)	98,341	1,210,578
Insulet Corp.(b)	70,731	794,309
Masimo Corp.(b)	27,525	721,155
ResMed, Inc.(b)	27,301	1,234,005
Volcano Corp.(b)	71,493	1,202,513

		6,844,269

Health Care Providers & Services – 3.9%
Bio-Reference Labs, Inc.(b)	30,245	1,040,428
Catalyst Health Solutions, Inc.(b)	39,449	1,149,939
Genoptix, Inc.(b)	31,013	1,078,632
IPC The Hospitalist Co.(b)	47,249	1,485,981

		4,754,980

Health Care Technology – 4.6%
athenahealth, Inc.(b)	33,504	1,285,548
MedAssets, Inc.(b)	87,426	1,973,205
Phase Forward, Inc.(b)	69,545	976,412
SXC Health Solutions Corp.(b)	29,522	1,381,334

		5,616,499

Hotels, Restaurants & Leisure – 3.4%
Bally Technologies, Inc.(b)	22,083	847,325
BJ’s Restaurants, Inc.(b)	66,567	997,839
Buffalo Wild Wings, Inc.(b)	26,996	1,123,304
Panera Bread Co., Class A(b)	21,618	1,188,990

		4,157,458

Household Durables – 0.7%
Tempur-Pedic International, Inc.(b)	41,834	792,336

Internet Software & Services – 2.9%
Constant Contact, Inc.(b)	55,782	1,073,804
DealerTrack Holdings, Inc.(b)	64,691	1,223,307
GSI Commerce, Inc.(b)	65,172	1,258,471

		3,555,582

See accompanying notes to financial statements.

11

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.0%
CyberSource Corp.(b)	72,744	$1,212,642

Machinery – 2.4%
Bucyrus International, Inc.	37,170	1,323,995
Energy Recovery, Inc.(b)	113,226	658,975
Wabtec Corp.	24,156	906,575

		2,889,545

Media – 0.8%
Imax Corp.(b)	109,125	1,026,866

Oil, Gas & Consumable Fuels – 3.6%
Arena Resources, Inc.(b)	34,249	1,215,840
Comstock Resources, Inc.(b)	40,734	1,632,619
Concho Resources, Inc.(b)	39,901	1,449,204

		4,297,663

Pharmaceuticals – 2.8%
Cypress Bioscience, Inc.(b)	89,420	730,561
Eurand NV(b)	61,004	923,601
Inspire Pharmaceuticals, Inc.(b)	132,042	689,259
Nektar Therapeutics(b)	107,520	1,047,245

		3,390,666

Professional Services – 3.4%
ICF International, Inc.(b)	49,755	1,508,572
IHS, Inc., Class A(b)	26,827	1,371,664
Monster Worldwide, Inc.(b)	69,059	1,207,151

		4,087,387

Semiconductors & Semiconductor Equipment – 8.0%
Cavium Network, Inc.(b)	51,068	1,096,430
Cymer, Inc.(b)	27,488	1,068,184
Hittite Microwave Corp.(b)	29,990	1,103,032
Lam Research Corp.(b)	39,276	1,341,668
Netlogic Microsystems, Inc.(b)	26,610	1,197,450
Power Integrations, Inc.	31,450	1,048,229
Silicon Laboratories, Inc.(b)	30,373	1,408,092
Varian Semiconductor Equipment Associates, Inc.(b)	42,555	1,397,506

		9,660,591

Software – 10.4%
ArcSight, Inc.(b)	26,049	627,000
Ariba, Inc.(b)	106,804	1,238,927
Blackboard, Inc.(b)	37,436	1,414,332
Concur Technologies, Inc.(b)	30,254	1,202,899
DemandTec, Inc.(b)	99,033	874,461
Informatica Corp.(b)	71,552	1,615,644
Nice Systems Ltd., ADR(b)	36,344	1,106,311
Sourcefire, Inc.(b)	31,449	675,210
Tyler Technologies, Inc.(b)	71,400	1,220,226
Ultimate Software Group, Inc.(The)(b)	44,226	1,270,171
VanceInfo Technologies, Inc., ADR(b)	70,084	1,362,433

		12,607,614

See accompanying notes to financial statements.

12

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Specialty Retail – 5.5%
DSW, Inc., Class A(b)	79,768	$1,273,895
hhgregg, Inc.(b)	50,874	861,806
Hibbett Sports, Inc.(b)	48,253	879,652
Lumber Liquidators, Inc.(b)	60,874	1,320,357
Monro Muffler Brake, Inc.	38,606	1,227,285
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	65,485	1,081,157

		6,644,152

Textiles, Apparel & Luxury Goods – 4.2%
Fuqi International, Inc.(b)	28,478	833,836
Lululemon Athletica, Inc.(b)	37,268	847,847
Phillips-Van Heusen Corp.	33,081	1,415,536
Under Armour, Inc., Class A(b)	44,737	1,245,030
Volcom, Inc.(b)	43,410	715,397

		5,057,646

TOTAL COMMON STOCKS
(Identified Cost $98,475,238)		117,825,261

	Principal Amount

SHORT-TERM INVESTMENTS – 1.5%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/09 at 0.000% to be repurchased at $1,818,320 on 10/01/09 collateralized by $1,840,000 Federal Home Loan Bank, 3.030% due 5/05/14 valued at $1,856,100 including accrued interest (Note 2f of Notes to Financial Statements) (Identified Cost $1,818,320)	$1,818,320	1,818,320

TOTAL INVESTMENTS – 98.9%
(Identified Cost $100,293,558)(a)		119,643,581
Other assets less liabilities—1.1%		1,391,350

NET ASSETS – 100.0%		$121,034,931

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information:
At September 30, 2009, the net unrealized appreciation on investments based on a cost of $101,035,882 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$21,141,029
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(2,533,330)

Net unrealized appreciation		$18,607,699

(b)	Non-income producing security.

ADR	An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

13

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Software	10.4%
Semiconductors & Semiconductor Equipment	8.0
Communications Equipment	6.1
Health Care Equipment & Supplies	5.7
Specialty Retail	5.5
Biotechnology	4.8
Health Care Technology	4.6
Textiles, Apparel & Luxury Goods	4.2
Capital Markets	4.0
Health Care Providers & Services	3.9
Oil, Gas & Consumable Fuels	3.6
Hotels, Restaurants & Leisure	3.4
Professional Services	3.4
Construction & Engineering	3.2
Internet Software & Services	2.9
Pharmaceuticals	2.8
Commercial Services & Supplies	2.7
Diversified Consumer Services	2.6
Machinery	2.4
Aerospace & Defense	2.0
Other Investments, less than 2% each	11.2
Short-Term Investments	1.5

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

14

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 95.4% of Net Assets

Aerospace & Defense – 1.1%
Ducommun, Inc.	209,460	$3,960,889
Teledyne Technologies, Inc.(b)	195,386	7,031,942

		10,992,831

Air Freight & Logistics – 0.8%
Atlas Air Worldwide Holdings, Inc.(b)	236,556	7,562,695

Auto Components – 0.5%
Goodyear Tire & Rubber Co. (The)(b)	298,466	5,082,876

Building Products – 0.8%
Armstrong World Industries, Inc.(b)	220,314	7,592,020

Capital Markets – 2.9%
Fifth Street Finance Corp.	349,872	3,824,101
Investment Technology Group, Inc.(b)	217,478	6,071,986
JMP Group, Inc.	161,713	1,562,148
Legg Mason, Inc.	160,379	4,976,560
Stifel Financial Corp.(b)	214,727	11,788,512

		28,223,307

Chemicals – 3.0%
Calgon Carbon Corp.(b)	270,934	4,017,951
Ferro Corp.	613,965	5,464,288
Koppers Holdings, Inc.	195,239	5,788,836
LSB Industries, Inc.(b)	187,459	2,918,737
Minerals Technologies, Inc.	42,169	2,005,558
Olin Corp.	244,931	4,271,597
RPM International, Inc.	243,744	4,506,827

		28,973,794

Commercial Banks – 5.8%
Bank of the Ozarks, Inc.	246,487	6,539,300
First Horizon National Corp.(b)	417,991	5,530,027
Glacier Bancorp, Inc.	228,082	3,407,545
Hancock Holding Co.	85,415	3,209,042
IBERIABANK Corp.	188,834	8,603,277
Metro Bancorp, Inc.(b)	119,404	1,453,147
Prosperity Bancshares, Inc.	228,423	7,946,836
Signature Bank(b)	292,081	8,470,349
Southwest Bancorp, Inc.	261,402	3,670,084
Sterling Bancshares, Inc.	941,772	6,884,353

		55,713,960

Commercial Services & Supplies – 5.5%
ABM Industries, Inc.	391,160	8,230,006
American Ecology Corp.	150,555	2,815,378
Brink’s Co. (The)	181,717	4,890,004
McGrath Rentcorp	147,833	3,144,408
Rollins, Inc.	833,861	15,718,280
Standard Parking Corp.(b)	497,373	8,699,054
Team, Inc.(b)	164,327	2,785,343
Waste Connections, Inc.(b)	248,909	7,183,514

		53,465,987

See accompanying notes to financial statements.

15

	Shares	Value (†)

COMMON STOCKS – continued

Communications Equipment – 3.5%
ADC Telecommunications, Inc.(b)	447,285	$3,730,357
ADTRAN, Inc.	236,180	5,798,219
Anaren, Inc.(b)	169,713	2,885,121
Avocent Corp.(b)	234,036	4,743,910
Brocade Communications Systems, Inc.(b)	336,187	2,642,430
CommScope, Inc.(b)	198,099	5,929,103
Harris Stratex Networks, Inc., Class A(b)	369,589	2,587,123
Tekelec(b)	343,013	5,635,703

		33,951,966

Computers & Peripherals – 0.3%
Intevac, Inc.(b)	197,385	2,652,854

Construction & Engineering – 0.4%
MYR Group, Inc.(b)	173,109	3,650,869

Construction Materials – 0.4%
Eagle Materials, Inc.	126,011	3,601,394

Consumer Finance – 0.9%
Dollar Financial Corp.(b)	519,036	8,314,957

Containers & Packaging – 1.2%
Myers Industries, Inc.	209,271	2,253,849
Rock-Tenn Co., Class A	191,835	9,037,347

		11,291,196

Distributors – 0.2%
Core-Mark Holding Co., Inc.(b)	61,813	1,767,852

Diversified Consumer Services – 0.4%
Hillenbrand, Inc.	215,015	4,379,856

Diversified Financial Services – 1.1%
PHH Corp.(b)	520,467	10,326,065

Electric Utilities – 2.7%
ALLETE, Inc.	242,848	8,152,407
ITC Holdings Corp.	147,590	6,707,965
Portland General Electric Co.	211,598	4,172,713
UIL Holdings Corp.	257,628	6,798,803

		25,831,888

Electrical Equipment – 1.9%
Baldor Electric Co.	146,966	4,018,051
Encore Wire Corp.	163,553	3,653,774
GrafTech International Ltd.(b)	257,042	3,778,517
II-VI, Inc.(b)	272,341	6,928,355

		18,378,697

Electronic Equipment Instruments & Components – 1.3%
Littelfuse, Inc.(b)	137,304	3,602,857
Methode Electronics, Inc.	270,494	2,345,183
TTM Technologies, Inc.(b)	321,945	3,692,709
Vishay Intertechnology, Inc.(b)	412,997	3,262,676

		12,903,425

See accompanying notes to financial statements.

16

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Energy Equipment & Services – 2.1%
Hornbeck Offshore Services, Inc.(b)	182,127	$5,019,420
Lufkin Industries, Inc.	58,027	3,085,876
Oceaneering International, Inc.(b)	158,835	9,013,886
Seahawk Drilling, Inc.(b)	106,646	3,315,624

		20,434,806

Food & Staples Retailing – 0.5%
Spartan Stores, Inc.	359,274	5,076,542

Food Products – 2.5%
Darling International, Inc.(b)	506,580	3,723,363
Flowers Foods, Inc.	231,281	6,080,377
J & J Snack Foods Corp.	201,646	8,709,091
Ralcorp Holdings, Inc.(b)	99,353	5,809,170

		24,322,001

Gas Utilities – 1.1%
UGI Corp.	424,507	10,638,145

Health Care Equipment & Supplies – 1.7%
Medical Action Industries, Inc.(b)	261,297	3,153,855
Teleflex, Inc.	156,254	7,548,630
West Pharmaceutical Services, Inc.	144,562	5,870,663

		16,573,148

Health Care Providers & Services – 1.4%
CorVel Corp.(b)	93,798	2,663,863
MEDNAX, Inc.(b)	119,792	6,578,977
MWI Veterinary Supply, Inc.(b)	109,983	4,393,821

		13,636,661

Hotels, Restaurants & Leisure – 2.4%
Bob Evans Farms, Inc.	181,897	5,285,927
California Pizza Kitchen, Inc.(b)	251,170	3,923,276
Dover Downs Gaming & Entertainment, Inc.	301,983	1,721,303
Isle of Capri Casinos, Inc.(b)	347,414	4,096,011
Penn National Gaming, Inc.(b)	122,555	3,389,871
Wyndham Worldwide Corp.	286,963	4,683,236

		23,099,624

Household Durables – 1.3%
Jarden Corp.	197,326	5,538,941
Leggett & Platt, Inc.	374,547	7,266,212

		12,805,153

Industrial Conglomerates – 0.3%
Raven Industries, Inc.	123,702	3,306,554

Insurance – 6.5%
American Physicians Capital, Inc.	107,020	3,083,246
Aspen Insurance Holdings Ltd.	256,449	6,788,205
Hanover Insurance Group, Inc. (The)	134,037	5,539,749
HCC Insurance Holdings, Inc.	334,373	9,145,102
Navigators Group, Inc.(b)	116,894	6,429,170
ProAssurance Corp.(b)	102,409	5,344,726

See accompanying notes to financial statements.

17

	Shares	Value (†)

COMMON STOCKS – continued

Insurance – continued
Reinsurance Group of America, Inc.	139,456	$6,219,738
RLI Corp.	113,569	5,994,172
W.R. Berkley Corp.	272,454	6,887,637
Zenith National Insurance Corp.	235,235	7,268,761

		62,700,506

Internet & Catalog Retail – 0.7%
HSN, Inc.(b)	434,171	7,068,304

Internet Software & Services – 0.3%
United Online, Inc.	395,892	3,182,972

IT Services – 3.5%
Broadridge Financial Solutions, Inc.	465,213	9,350,781
Global Payments, Inc.	124,931	5,834,278
Lender Processing Services, Inc.	217,332	8,295,563
SRA International, Inc., Class A(b)	200,139	4,321,001
Wright Express Corp.(b)	214,667	6,334,823

		34,136,446

Life Sciences Tools & Services – 0.6%
Mettler-Toledo International, Inc.(b)	61,157	5,540,213

Machinery – 4.3%
Actuant Corp., Class A	476,590	7,654,036
Albany International Corp., Class A	342,706	6,648,496
Altra Holdings, Inc.(b)	333,302	3,729,649
Colfax Corp.(b)	165,357	1,757,745
Dynamic Materials Corp.	183,577	3,664,197
John Bean Technologies Corp.	370,402	6,730,204
Middleby Corp. (The)(b)	36,509	2,008,360
Tennant Co.	103,930	3,020,206
Wabtec Corp.	169,822	6,373,420

		41,586,313

Marine – 0.2%
Kirby Corp.(b)	63,554	2,340,058

Media – 3.4%
Alloy, Inc.(b)	244,628	1,656,131
Arbitron, Inc.	192,310	3,992,356
Dolan Media Co.(b)	293,924	3,524,149
John Wiley & Sons, Inc. Class A	249,879	8,690,792
Live Nation, Inc.(b)	922,972	7,559,141
Scholastic Corp.	293,584	7,145,834

		32,568,403

Metals & Mining – 1.3%
Horsehead Holding Corp.(b)	356,270	4,175,484
Reliance Steel & Aluminum Co.	190,083	8,089,933

		12,265,417

Multi-Utilities & Unregulated Power – 0.5%
NorthWestern Corp.	193,268	4,721,537

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – 3.6%
Arena Resources, Inc.(b)	169,513	$6,017,712
Berry Petroleum Co., Class A	187,881	5,031,453
Comstock Resources, Inc.(b)	196,822	7,888,626
Mariner Energy, Inc.(b)	360,308	5,109,167
Penn Virginia Corp.	485,007	11,111,510

		35,158,468

Paper & Forest Products – 0.6%
Clearwater Paper Corp.(b)	80,429	3,324,130
Deltic Timber Corp.	45,984	2,104,688

		5,428,818

Personal Products – 0.5%
Alberto-Culver Co.	182,486	5,051,212

Pharmaceuticals – 2.3%
Endo Pharmaceuticals Holdings, Inc.(b)	270,162	6,113,766
Obagi Medical Products, Inc.(b)	385,567	4,472,577
Perrigo Co.	358,879	12,198,297

		22,784,640

Real Estate Management & Development – 1.0%
Forestar Group, Inc.(b)	548,186	9,417,836

REITs – 4.7%
American Campus Communities, Inc.	363,085	9,748,832
Capstead Mortgage Corp.	673,066	9,362,348
Chimera Investment Corp.	1,535,216	5,864,525
Digital Realty Trust, Inc.	174,840	7,991,937
National Retail Properties, Inc.	219,320	4,708,800
Potlatch Corp.	268,691	7,644,259

		45,320,701

Road & Rail – 1.1%
Con-way, Inc.	101,024	3,871,240
Genesee & Wyoming, Inc., Class A(b)	187,345	5,680,300
Saia, Inc.(b)	75,742	1,217,931

		10,769,471

Semiconductors & Semiconductor Equipment – 3.8%
Applied Micro Circuits Corp.(b)	203,481	2,032,775
Atmel Corp.(b)	902,712	3,782,363
Cohu, Inc.	251,428	3,409,364
Entegris, Inc.(b)	1,061,734	5,255,584
ON Semiconductor Corp.(b)	740,740	6,111,105
Semtech Corp.(b)	229,275	3,899,968
Teradyne, Inc.(b)	584,253	5,404,340
TriQuint Semiconductor, Inc.(b)	942,042	7,272,564

		37,168,063

Software – 2.2%
Informatica Corp.(b)	132,523	2,992,369
MicroStrategy, Inc., Class A(b)	43,617	3,120,360
Progress Software Corp.(b)	156,761	3,550,637

See accompanying notes to financial statements.

19

	Shares	Value (†)

COMMON STOCKS – continued

Software – continued
Quest Software, Inc.(b)	272,667	$4,594,439
Sybase, Inc.(b)	174,940	6,805,166

		21,062,971

Specialty Retail – 2.3%
Genesco, Inc.(b)	166,373	4,004,598
Jo-Ann Stores, Inc.(b)	200,926	5,390,845
Sally Beauty Holdings, Inc.(b)	1,127,717	8,018,068
Sonic Automotive, Inc., Class A	471,078	4,946,319

		22,359,830

Textiles, Apparel & Luxury Goods – 2.7%
Carter’s, Inc.(b)	388,247	10,366,195
FGX International Holdings Ltd.(b)	275,446	3,842,472
Fossil, Inc.(b)	248,694	7,075,344
Movado Group, Inc.	320,326	4,654,337

		25,938,348

Thrifts & Mortgage Finance – 0.9%
Washington Federal, Inc.	286,005	4,822,044
Westfield Financial, Inc.	407,901	3,454,922

		8,276,966

Water Utilities – 0.4%
Middlesex Water Co.	272,189	4,104,610

TOTAL COMMON STOCKS
(Identified Cost $821,166,230)		923,503,226

	Principal Amount

SHORT-TERM INVESTMENTS – 4.0%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $38,153,199 on 10/01/2009 collateralized by $38,725,000 Federal National Mortgage Association, 3.000% due 1/13/2014 with a value of $38,918,625 including accrued interest (Note 2f of Notes to Financial Statements) (Identified Cost $38,153,198)	$38,153,198	38,153,198

TOTAL INVESTMENTS – 99.4%
(Identified Cost $859,319,428)(a)		961,656,424
Other assets less liabilities—0.6%		6,245,617

NET ASSETS – 100.0%		$967,902,041

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information: At September 30, 2009, the net unrealized appreciation on investments based on a cost of $868,593,394 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$136,082,101
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(43,019,071)

Net unrealized appreciation		$93,063,030

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

20

PORTFOLIO OF INVESTMENTS – as of September 30, 2009

Loomis Sayles Small Cap Value Fund – continued

INDUSTRY SUMMARY AT SEPTEMBER 30, 2009 (Unaudited)

Insurance	6.5%
Commercial Banks	5.8
Commercial Services & Supplies	5.5
REITs	4.7
Machinery	4.3
Semiconductors & Semiconductor Equipment	3.8
Oil, Gas & Consumable Fuels	3.6
IT Services	3.5
Communications Equipment	3.5
Media	3.4
Chemicals	3.0
Capital Markets	2.9
Textiles, Apparel & Luxury Goods	2.7
Electric Utilities	2.7
Food Products	2.5
Hotels, Restaurants & Leisure	2.4
Pharmaceuticals	2.3
Specialty Retail	2.3
Software	2.2
Energy Equipment & Services	2.1
Other Investments, less than 2% each	25.7
Short-Term Investments	4.0

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

21

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2009

	Small Cap Growth Fund	Small Cap Value Fund

Assets
Investments at cost	$100,293,558	$859,319,428
Net unrealized appreciation	19,350,023	102,336,996

Investments at value	119,643,581	961,656,424
Receivable for Fund shares sold	223,084	923,560
Receivable for securities sold	3,006,329	9,038,272
Dividends and interest receivable	—	1,397,261
Receivable from investment adviser (Note 5)	7,976	14,259

Total Assets	122,880,970	973,029,776

Liabilities
Payable for securities purchased	1,588,658	3,865,585
Payable for Fund shares redeemed	88,698	416,831
Management fees payable (Note 5)	73,145	584,910
Administrative fees payable (Note 5)	4,787	38,275
Deferred Trustees’ fees (Note 5)	46,961	110,532
Service and distribution fees payable (Note 5)	519	3,693
Other accounts payable and accrued expenses	43,271	107,909

Total Liabilities	1,846,039	5,127,735

Net Assets	$121,034,931	$967,902,041

Net Assets consist of:
Paid-in capital	$341,683,551	$1,072,244,798
Accumulated net investment income (loss)/Undistributed net investment income	(46,961)	1,177,091
Accumulated net realized loss on investments	(239,951,682)	(207,856,844)
Net unrealized appreciation on investments	19,350,023	102,336,996

Net Assets	$121,034,931	$967,902,041

Net Asset Value and Offering Price
Institutional Class
Net assets	$45,556,734	$506,323,696

Shares of beneficial interest	3,934,994	24,506,094

Net asset value, offering and redemption price per share	$11.58	$20.66

Retail Class
Net assets	$75,478,197	$387,383,082

Shares of beneficial interest	6,731,158	18,927,367

Net asset value, offering and redemption price per share	$11.21	$20.47

Admin Class
Net assets	$—	$74,195,263

Shares of beneficial interest	—	3,688,760

Net asset value, offering and redemption price per share	$—	$20.11

See accompanying notes to financial statements.

22

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2009

	Small Cap Growth Fund	Small Cap Value Fund

Investment Income
Dividends	$295,838	$11,236,026
Interest	2,346	21,623
Securities lending income (Note 2)	7,998	49,006

	306,182	11,306,655

Expenses
Management fees (Note 5)	713,999	5,985,483
Distribution fees—Retail Class (Note 5)	148,197	820,762
Service and distribution fees—Admin Class (Note 5)	—	298,932
Trustees’ fees and expenses (Note 5)	8,260	14,692
Administrative fees (Note 5)	47,922	402,025
Custodian fees and expenses	23,264	38,599
Transfer agent fees and expenses—Institutional Class (Note 5)	20,269	350,319
Transfer agent fees and expenses—Retail Class (Note 5)	132,724	677,633
Transfer agent fees and expenses—Admin Class (Note 5)	—	250,517
Audit and tax services fees	39,839	68,062
Registration fees	42,142	91,928
Shareholder reporting expenses	20,466	151,299
Legal fees	3,439	29,518
Miscellaneous expenses	10,376	43,289

Total expenses	1,210,897	9,223,058
Less fee reduction and/or expense reimbursement (Note 5)	(110,702)	(920,783)

Net expenses	1,100,195	8,302,275

Net investment income (loss)	(794,013)	3,004,380

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on:
Investments	(34,962,361)	(157,922,333)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	21,890,105	76,497,968

Net realized and unrealized loss on investments	(13,072,256)	(81,424,365)

Net Decrease in Net Assets Resulting from Operations	$(13,866,269)	$(78,419,985)

See accompanying notes to financial statements.

23

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Growth Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment loss	$(794,013)	$(584,280)
Net realized loss on investments	(34,962,361)	(6,171,517)
Net change in unrealized appreciation (depreciation) on investments	21,890,105	(10,322,096)

Net decrease in net assets resulting from operations	(13,866,269)	(17,077,893)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase in Net Assets Derived from Capital Share Transactions (Note 9)	10,464,100	92,473,941

Redemption Fees:
Institutional Class	—	11,629
Retail Class	—	17,229

Total redemption fees	—	28,858

Net increase (decrease) in net assets	(3,402,169)	75,424,906
Net Assets
Beginning of year	124,437,100	49,012,194

End of year	$121,034,931	$124,437,100

Accumulated Net Investment Loss	$(46,961)	$(40,103)

See accompanying notes to financial statements.

24

STATEMENTS OF CHANGES IN NET ASSETS

Small Cap Value Fund

	Year Ended September 30, 2009	Year Ended September 30, 2008
From Operations:
Net investment income	$3,004,380	$3,447,311
Net realized loss on investments	(157,922,333)	(37,271,375)
Net change in unrealized appreciation (depreciation) on investments	76,497,968	(141,209,963)

Net decrease in net assets resulting from operations	(78,419,985)	(175,034,027)

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(2,585,541)	(1,132,960)
Retail Class	(1,071,277)	—
Admin Class	(9,660)	—
Capital Gains:
Institutional Class	(167,987)	(51,944,175)
Retail Class	(141,335)	(47,065,282)
Admin Class	(24,687)	(8,031,853)

Total distributions	(4,000,487)	(108,174,270)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 9)	(45,368,424)	302,201,210

Redemption Fees:
Institutional Class	21,500	20,568
Retail Class	17,487	18,348
Admin Class	3,123	3,084

Total redemption fees	42,110	42,000

Net increase (decrease) in net assets	(127,746,786)	19,034,913
Net Assets
Beginning of year	1,095,648,827	1,076,613,914

End of year	$967,902,041	$1,095,648,827

Undistributed Net Investment Income	$1,177,091	$1,842,018

See accompanying notes to financial statements.

25

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26

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Small Cap Growth Fund

Institutional Class
9/30/2009	$13.07	$(0.07)		$(1.42)	$(1.49)	$—	$—	$—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(g)	3.93	3.87	—	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—	—

Retail Class
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(g)	3.83	3.74	—	—	—
9/30/2006	10.84	(0.11)		0.97	0.86	—	—	—
9/30/2005	8.78	(0.11)		2.17	2.06	—	—	—

Small Cap Value Fund

Institutional Class
9/30/2009	$22.01	$0.09		$(1.32)	$(1.23)	$(0.11)	$(0.01)	$(0.12)
9/30/2008	28.77	0.11	(h)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(g)(i)	4.29	4.41	(0.17)	(3.16)	(3.33)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)	(2.57)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)	(2.67)

Retail Class
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(h)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(g)(i)	4.28	4.32	(0.10)	(3.16)	(3.26)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)	(2.50)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)	(2.65)

Admin Class
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(h)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(g)(i)	4.22	4.19	(0.04)	(3.16)	(3.20)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)	(2.44)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)	(2.65)

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) Amount rounds to less than $0.01 per share, if applicable.

(c) Effective June 1, 2009, redemption fees were eliminated.

(d) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(g) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(h) Includes a non-recurring dividend of $0.02 per share.

(i) Includes a non-recurring dividend of $0.05 per share.

(j) Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

27

				Ratio to Average Net Assets:
Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)	Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)	Portfolio turnover rate (%)

$—	$11.58	(11.40)	$45,557	1.00		1.01		(0.68)	107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)	92
0.00	15.87	32.25	28,088	1.00		1.23		(0.47)	83
0.01	12.00	8.30	20,414	1.00		1.38		(0.69)	100
0.00	11.08	23.66	15,785	1.00		1.70		(0.85)	227

—	11.21	(11.66)	75,478	1.25		1.43		(0.93)	107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)	92
0.00	15.45	31.94	20,924	1.25		1.50		(0.66)	83
0.01	11.71	8.03	2,981	1.25		1.92		(0.94)	100
0.00	10.84	23.46	3,592	1.25		1.87		(1.14)	227

$0.00	$20.66	(5.42)	$506,324	0.90		0.94		0.52	55
0.00	22.01	(15.02)	553,268	0.89		0.89		0.47	61
0.00	28.77	17.02	534,776	0.89		0.89		0.43	57
0.00	27.69	11.17	442,714	0.89	(j)	0.89	(j)	0.47	62
0.00	27.43	17.99	403,110	0.90		0.93		0.48	59

0.00	20.47	(5.66)	387,383	1.15		1.31		0.26	55
0.00	21.79	(15.21)	464,525	1.15		1.27		0.21	61
0.00	28.52	16.74	465,055	1.15		1.24		0.15	57
0.00	27.46	10.87	291,690	1.15		1.20		0.21	62
0.00	27.23	17.69	235,948	1.15		1.20		0.24	59

0.00	20.11	(5.93)	74,195	1.40		1.77		0.02	55
0.00	21.40	(15.44)	77,855	1.40		1.68		(0.04)	61
0.00	28.13	16.41	76,783	1.40		1.56		(0.10)	57
0.00	27.14	10.59	64,367	1.40		1.46		(0.04)	62
0.00	26.94	17.40	67,505	1.40		1.43		(0.01)	59

See accompanying notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund offers Institutional Class Shares and Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

29

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as distribution redesignation and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to securities lending collateral gain/loss adjustment, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

30

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 were as follows:

	2009 Distributions Paid From:			2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	3,669,309	331,178	4,000,487	16,873,484	91,300,786	108,174,270

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$1,287,623
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	1,287,623

Capital loss carryforward:
Expires September 30, 2010	(138,314,515)	—
Expires September 30, 2011	(59,283,040)	—
Expires September 30, 2017	(14,995,800)	(88,137,321)

Total capital loss carryforward	(212,593,355)	(88,137,321)
Deferred net capital losses (post-October 2008)	(26,616,006)	(110,445,559)
Unrealized appreciation (depreciation)	18,607,699	93,063,030

Total accumulated earnings (losses)	$(220,601,662)	$(104,232,227)

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of September 30, 2009, there were no securities on loan.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

31

3.  Fair Value Measurements. Effective October 1, 2008, the Funds adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy in which various inputs are used in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2009, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$117,825,261	$—	$—	$117,825,261
Short-Term Investments	1,818,320	—	—	1,818,320

Total	$119,643,581	$—	$—	$119,643,581

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$923,503,226	$—	$—	$923,503,226
Short-Term Investments	38,153,198	—	—	38,153,198

Total	$961,656,424	$—	$—	$961,656,424

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$111,737,304	$102,415,951
Small Cap Value Fund	440,690,957	505,156,733

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2010 and will be reevaluated

32

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

For the year ended September 30, 2009, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$713,999	0.75%
Small Cap Value Fund	5,985,483	0.75%

For the year ended September 30, 2009, expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$4,255	$106,447	$—	$110,702
Small Cap Value Fund	167,311	529,638	223,834	920,783

1 Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

For the year ended September 30, 2009, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$47,922
Small Cap Value Fund	402,025

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

33

Pursuant to Rule 12b-1 under the 1940 Act, the Small Cap Growth Fund and the Small Cap Value Fund have adopted a Distribution Plan relating to their Retail Class shares (the “Retail Class Plans”) and the Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the year ended September 30, 2009, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$148,197	$—
Small Cap Value Fund	149,466	820,762	149,466

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2009, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$17,234	$47,223	$—
Small Cap Value Fund	299,213	626,381	246,077

e.  Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations.

34

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2009

The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

f.  Redemption Fees. Effective June 1, 2009, the redemption fee imposed on Small Cap Growth Fund and Small Cap Value Fund was eliminated. Prior to June 1, 2009, shareholders of Small Cap Growth Fund and Small Cap Value Fund were charged a 2% redemption fee if they redeemed, including redeeming by exchange within 60 days of acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Fund. These fees were accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

6.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Funds had no borrowings under these agreements.

7.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the year ended September 30, 2009, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$21,646
Small Cap Value Fund	82,819

8.  Shareholders. At September 30, 2009, the Loomis Sayles Funded Pension Plan and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held Institutional Class shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Small Cap Growth Fund	368,786	363,748
Small Cap Value Fund	362,408	754,730

35

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,974,319	$19,253,187	2,094,507	$30,602,699
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,447,130)	(13,740,063)	(456,742)	(6,441,388)

Net change	527,189	$5,513,124	1,637,765	$24,161,311

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,127,117	$30,016,606	6,898,095	$94,809,730
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,692,237)	(25,065,630)	(1,956,386)	(26,497,100)

Net change	434,880	$4,950,976	4,941,709	$68,312,630

Increase (decrease) from capital share transactions	962,069	$10,464,100	6,579,474	$92,473,941

	Small Cap Value Fund

	Year Ended September 30, 2009		Year Ended September 30, 2008

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,487,523	$94,433,600	9,681,674	$228,728,526
Issued in connection with the reinvestment of distributions	156,833	2,488,947	1,942,239	49,352,283
Redeemed	(6,270,554)	(105,527,302)	(5,076,716)	(120,789,687)

Net change	(626,198)	$(8,604,755)	6,547,197	$157,291,122

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,033,997	$70,124,577	10,268,147	$242,357,595
Issued in connection with the reinvestment of distributions	76,628	1,206,896	1,850,508	46,632,804
Redeemed	(6,502,104)	(108,566,266)	(7,108,230)	(166,486,060)

Net change	(2,391,479)	$(37,234,793)	5,010,425	$122,504,339

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,211,062	$19,455,331	2,168,929	$51,105,918
Issued in connection with the reinvestment of distributions	1,691	26,231	271,955	6,747,215
Redeemed	(1,162,021)	(19,010,438)	(1,532,487)	(35,447,384)

Net change	50,732	$471,124	908,397	$22,405,749

Increase (decrease) from capital share transactions	(2,966,945)	$(45,368,424)	12,466,019	$302,201,210

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

37

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2009, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2009, unless subsequently determined to be different.

Fund	Amount
Small Cap Value	$331,178

Qualified Dividend Income. For the fiscal year ended September 30, 2009, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

38

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

39

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held
Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

Interested Trustees
Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.
***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
****	Mr. Knox was appointed as trustee effective July 1, 2009.
[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

40

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

Officers of the Trusts
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

41

ANNUAL REPORT

September 30, 2009

Loomis Sayles Investment Grade Bond Fund

Management Discussion and Performance page 1

Portfolio of Investments page 8

Financial Statements page 21

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

PORTFOLIO PROFILE

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in lower quality fixed-income securities. The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Fund Inception:

December 31, 1996

Managers:

Daniel Fuss, CFA, CIC

Associate Managers:

Matthew J. Eagan, CFA

Kathleen Gaffney, CFA

Elaine Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Class J	LIGJX

What You Should Know:

This fund invests in fixed-income securities that are subject to credit risk, interest rate risk and liquidity risk. It may also invest in mortgage-related securities that are subject to prepayment risk. The fund can invest a significant percentage of assets in foreign securities and the value of fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a fund’s investments to decline. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

After the extremely difficult market environment that characterized the end of 2008 and early 2009, fears of a debilitating global economic recession began to subside. The widespread flight to quality that had driven up the price of U.S. Treasury securities dissipated and fixed-income investors once again began to seek out higher yields. As a result, investment-grade bonds, high-yielding corporate debt and other securities exposed to credit risk staged a strong comeback, erasing many of the losses sustained early in the period.

Based on the net asset value of Class A shares, Loomis Sayles Investment Grade Bond Fund produced a total return of 18.64% for the fiscal year ended September 30, 2009. The fund outperformed the 11.46% return of its benchmark, Barclays Capital U.S. Government/Credit Bond Index, and the 11.81% average return of the funds in Morningstar’s Intermediate-Term Bond category.

WHAT WERE THE PRIMARY REASONS FOR THE FUND’S GOOD PERFORMANCE?

For the fiscal year as a whole, investment-grade bonds were the leading contributors to performance. The fund’s emphasis on industrial bonds in particular helped it outperform its benchmark and Morningstar peer group. Security selection played an important role; issues within telecommunications, consumer non-cyclical and energy were among the top performers in the investment-grade arena. The fund also had a longer duration than the benchmark as a result of our emphasis on longer-term issues that offer higher yields. This positioning was particularly helpful in the latter part of the fiscal year when yields on longer-term corporate bonds declined as their prices rose.

Solid security selection in the financials group also contributed to performance, as government aid programs buoyed returns on bonds issued by financial-services companies. In this sector, select financial company and bank holdings turned in superior relative performance. Investments in commercial mortgage-backed securities also contributed to the fund’s results when their prices rallied following announcements related to U.S. government rescue programs.

Investments in high-yield corporate bonds posted particularly robust returns after risk appetites began to return early in 2009 and liquidity improved in that market, giving a further lift to the fund’s returns. The fund’s underweight position in U.S. Treasuries and government agency debt also proved advantageous as the risk-aversion mentality that had characterized the fourth quarter of 2008 faded and yield came back into favor.

WHICH SECURITIES OR SECTORS UNDERPERFORMED WITHIN THE FUND?

The past 12 months were a rare instance in which every sector of the fund produced a positive absolute return. However, some allocations did not perform as well as others. Despite positive total returns, the fund’s exposure to short-duration, asset-backed securities and residential mortgage-backed securities lagged the performance of our other risky asset sectors. In addition, our allocation to non-U.S. dollar-denominated securities did not perform as well as our top-performing U.S. corporate holdings, as short-duration positioning and currency volatility hampered returns.

WHAT’S YOUR OUTLOOK?

Looking ahead, we continue to believe there is select value in corporate bonds. Despite their recent tightening, spreads remain wide relative to long-term averages. A vast majority of the spread tightening that has taken place this year is due to the re-emergence of liquidity in the markets. Over the long term, further spread tightening from these levels will most likely be generated by an improvement in global and U.S. economic fundamentals. Our view is that maintaining specific risk in the portfolio will present the best opportunity for long-term performance.

Global risk appetite has weakened the U.S. dollar, and we expect this may continue. Currencies from developed and emerging markets may offer more long-term upside potential, particularly the European peripheral currencies and Asian currencies tied to China and its global-growth story.

1

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Investment Results through September 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,4

Average Annual Total Returns — September 30, 20094

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 12/31/96)[1]
Net Asset Value[2]	18.64%	6.75%	8.47%
With Maximum Sales Charge[3]	13.27	5.77	7.97

Class B (Inception 9/12/03)[1]
Net Asset Value[2]	17.59	5.85	7.52
With CDSC[5]	12.59	5.54	7.52

Class C (Inception 9/12/03)[1]
Net Asset Value[2]	17.80	5.93	7.56
With CDSC[5]	16.80	5.93	7.56

Class Y (Inception 12/31/96)[1]
Net Asset Value[2]	18.94	7.07	8.76

CLASS J (Inception 5/24/99)[1]
Net Asset Value[2]	18.05	6.27	7.96
With Sales Charge[5]	13.94	5.52	7.58

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Barclays Capital U.S. Government/Credit Bond Index	11.46%	4.92%	6.32%
Morningstar Intermediate-Term Bond Fund Avg.	11.81	3.82	5.38

See page 3 for a description of the index/average.

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y is only available to certain investors as described in the prospectus. Class J shares are not offered for sale in the United States and are not eligible for sale to U.S. investors.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	9/30/2009	9/30/2008
Aaa	31.8	28.6
Aa	2.9	4.5
A	16.0	14.6
Baa	37.8	41.3
Ba	4.6	3.7
B	0.4	1.0
Caa	0.7	1.2
Ca	0.9	0.1
C	—	—
Not Rated*	1.2	3.0
Short-term and other	3.7	2.0

Credit quality is based on ratings from Moody’s Investors Service.

*	Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles. Portfolio characteristics will vary.

	% of Net Assets as of
EFFECTIVE MATURITY	9/30/09		9/30/08
1 year or less	6.0		14.6
1-5 years	31.3		24.1
5-10 years	43.5		33.1
10+ years	19.2		28.2
Average Effective Maturity	9.7	years	11.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.80%	0.80%
B	1.65	1.65
C	1.55	1.55
Y	0.53	0.53
J	1.28	1.28

NOTES TO CHARTS

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Returns shown in the chart include performance of the fund’s Retail Class shares, which were converted to Class A shares on 9/12/03. The prior Retail Class performance has been restated to reflect the expenses and sales loads of Class A shares. Retail Class was closed on 12/18/00 and recommenced operations on 1/31/02; Institutional Class performance is shown for the intervening period, adjusted to reflect the expenses and sales loads paid by Class A shares. The restatement of the fund’s performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the fund’s then current expense cap arrangements. For periods prior to the inception of Class B and Class C shares (9/12/03), performance is based on prior Institutional Class performance, restated to reflect the sales loads and expenses of Class B and Class C shares. Institutional Class became Class Y on 9/12/03. Institutional Class performance has been restated to reflect the expenses of Class Y shares after taking into effect Class Y’s then current expense cap arrangements. For periods prior to the inception of Class J Shares (5/24/99), performance is based on prior Institutional Class performance, restated to reflect the sales loads and expenses of Class J shares. The growth of $10,000 chart compares the performance of Class A shares at net asset value, to the performance of Class A shares including the maximum sales charge of 4.50%. This chart reflects the performance of Class A shares rather than Class Y shares because Class A shares have the highest sales charge. Prior to 9/12/03, the fund (except Class J) was offered without a sales charge.

[2]	Does not include a sales charge.
[3]	Includes maximum sales charge of 4.50%.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]

Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase. Performance for Class J assumes a 3.50% sales charge.

[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/10.

2

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional, visit the funds website at www.funds.natixis.com, or call Natixis Funds at 800-225-5478 and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of publicly traded bonds, including U.S. government bonds, U.S. Treasury securities and corporate bonds.

Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

3

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; certain exchange fees; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. In addition, the fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account (certain exceptions may apply). These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2009 through September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.6) and multiply the result by the number in the Expenses Paid During the Period row as shown below for your class.

The second line in the table for each Class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2009	ENDING ACCOUNT VALUE 9/30/2009	EXPENSES PAID DURING PERIOD* 4/1/2009 – 9/30/2009
Class A
Actual	$1,000.00	$1,237.90	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class B
Actual	$1,000.00	$1,232.60	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34
Class C
Actual	$1,000.00	$1,232.80	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class Y
Actual	$1,000.00	$1,240.60	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.74
Class J
Actual	$1,000.00	$1,235.00	$7.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.63

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.80%, 1.65%, 1.55%, 0.54% and 1.31% for Class A, B, C, Y and J, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

4

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Fund’s Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its peer group. The portfolio management team for the Fund or other representatives of the Adviser makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June, 2009. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

5

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement. The Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Fund’s Agreement. These factors included the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups.

The Board concluded that the Fund’s performance and other relevant factors supported the renewal of the Agreement. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees considered that over the past several years, management had made recommendations regarding the institution of advisory fee waivers and expense caps. They noted that the Fund currently has an expense cap in place, and they considered the amounts waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees noted that although the Fund’s advisory fee was not subject to breakpoints, the Fund was subject to an expense cap. In considering the issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

6

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2010.

7

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 95.2% of Net Assets
Non-Convertible Bonds — 92.6%
	ABS Car Loan — 1.5%
$69,327,000	ARG Funding Corp., Series 2005-2A, Class A5, 0.406%, 5/20/2011, 144A(b)	$69,327,187
26,520,000	Capital One Auto Finance Trust, Series 2006-C, Class A4, 0.273%, 5/15/2013(b)	26,015,248
19,025,000	Chesapeake Funding LLC, Series 2009-2A, Class B, 2.004%, 4/15/2013, 144A(b)	16,618,185
17,100,000	Chesapeake Funding LLC, Series 2009-2A, Class C, 2.004%, 4/15/2013, 144A(b)	14,146,693
500,000	Daimler Chrysler Auto Trust, Series 2008-B, Class A4A, 5.320%, 11/10/2014	521,698
7,199,000	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	6,642,461

		133,271,472

	ABS Credit Card — 1.4%
9,995,000	American Express Issuance Trust, Series 2005-2, Class A, 0.313%, 8/15/2013(b)	9,794,875
24,955,000	Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A, 0.323%, 9/15/2015(b)	24,385,455
2,550,000	Capital One Multi-Asset Execution Trust, Series 2006-C2, Class C, 0.543%, 6/16/2014(b)	2,409,663
29,215,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.493%, 4/15/2019(b)	25,046,087
4,000,000	Citibank Credit Card Issuance Trust, Series 2008-A1, Class A1, 5.350%, 2/07/2020	4,329,551
29,395,000	Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 6/20/2014	30,408,160
10,000,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 7/15/2014	10,440,003
19,060,000	MBNA Credit Card Master Note Trust, Series 2005-B2, Class B, 0.423%, 12/17/2012(b)	18,805,160
5,000,000	World Financial Network Credit Card, Series 2008-B, Class M, 7.800%, 10/15/2013	4,988,302

		130,607,256

	ABS Other — 0.6%
16,965,000	CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/2014	17,319,452
375,416	Community Program Loan Trust, Series 1987-A, Class A4, 4.500%, 10/01/2018	377,117
1,700,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,531,993
39,800,000	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	39,800,000

		59,028,562

	Airlines — 1.7%
17,345,000	American Airlines, Inc., Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	18,341,123
30,000,000	Continental Airlines, Inc., 9.000%, 7/08/2016	31,765,800
3,180,883	Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048%, 5/01/2022	3,021,839
1,904,201	Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,770,907
2,576,944	Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,380,092

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$37,300,000	Continental Airlines, Inc., Series 2007-1, Class A, 5.983%, 4/19/2022	$35,248,500
12,208,000	Continental Airlines, Inc., Series 2007-1, Class B, 6.903%, 4/19/2022	10,498,880
665,228	Continental Airlines, Inc., Series 971A, 7.461%, 10/01/2016	620,325
1,268,346	Continental Airlines, Inc., Series 991A, Class B, 6.545%, 8/02/2020	1,198,587
805,324	Delta Air Lines, Inc., Series 2007-1, Class A, 6.821%, 2/10/2024	744,924
17,945,178	Delta Air Lines, Inc., Series 2007-1, Class B, 8.021%, 2/10/2024	14,176,691
10,739,048	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017	7,967,407
8,115,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	7,980,469
28,727,526	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	23,843,847

		159,559,391

	Automotive — 0.5%
33,635,000	Cummins, Inc., 5.650%, 3/01/2098	20,391,219
3,389,000	Cummins, Inc., 6.750%, 2/15/2027	2,994,683
665,000	Cummins, Inc., 7.125%, 3/01/2028	630,087
1,990,000	Ford Motor Co., 6.375%, 2/01/2029	1,432,800
130,000	Ford Motor Co., 6.500%, 8/01/2018	103,512
260,000	Ford Motor Co., 6.625%, 2/15/2028	187,200
5,185,000	Ford Motor Co., 6.625%, 10/01/2028	3,733,200
8,730,000	Ford Motor Co., 7.450%, 7/16/2031	7,071,300
245,000	Ford Motor Co., 7.500%, 8/01/2026	178,850
345,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	323,822
2,215,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	2,151,228
2,240,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	2,078,196
935,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	945,837
2,135,000	Ford Motor Credit Co. LLC, 9.750%, 9/15/2010	2,181,733

		44,403,667

	Banking — 8.7%
47,100,000	AgriBank FCB, 9.125%, 7/15/2019(c)	50,939,309
7,450,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	7,706,630
36,659,000	Associates Corp. of North America, 6.950%, 11/01/2018	35,866,139
2,595,000	BAC Capital Trust VI, 5.625%, 3/08/2035	2,012,137

See accompanying notes to financial statements.

8

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$25,690,000	Bank of America Corp., 5.750%, 12/01/2017	$25,643,167
10,020,000	Bank of America Corp., 6.000%, 9/01/2017	10,137,565
3,120,000,000	Barclays Financial LLC, 4.060%, 9/16/2010, (KRW), 144A	2,673,416
180,000,000	Barclays Financial LLC, 4.160%, 2/22/2010, (THB), 144A	5,465,729
3,500,000,000	Barclays Financial LLC, 4.460%, 9/23/2010, (KRW), 144A	3,009,718
52,000,000	Barclays Financial LLC, EMTN, 4.100%, 3/22/2010, (THB), 144A	1,582,257
2,220,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,118,417
975,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	1,029,470
2,150,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	2,338,918
12,745,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	14,555,325
16,371,250,000	BNP Paribas SA, EMTN, Zero Coupon, 6/13/2011, (IDR), 144A	1,428,610
19,200,000	Capital One Financial Corp., 6.150%, 9/01/2016	18,854,285
9,860,000	Citibank NA, 15.000%, 7/02/2010, (BRL), 144A	5,797,898
10,400,000	Citigroup, Inc., 5.000%, 9/15/2014	9,896,484
4,125,000	Citigroup, Inc., 5.850%, 12/11/2034	3,540,727
5,670,000	Citigroup, Inc., 5.875%, 5/29/2037	4,943,690
20,308,000	Citigroup, Inc., 6.125%, 5/15/2018	19,996,130
2,225,000	Citigroup, Inc., 6.125%, 8/25/2036	1,909,499
74,265,000	Citigroup, Inc., 6.375%, 8/12/2014	76,781,841
80,235,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	80,119,060
6,790,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	7,142,489
100,220,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	103,430,147
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	572,608
18,000,000	JPMorgan Chase & Co., Zero Coupon, 5/17/2010, (BRL), 144A	9,568,977
22,683,264,000	JPMorgan Chase & Co., EMTN, Zero Coupon, 3/28/2011, (IDR)	2,037,856
17,920,000,000	JPMorgan Chase & Co., Zero Coupon, 3/28/2011, (IDR), 144A	1,609,926
68,827,366,920	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, (IDR), 144A	5,568,145
24,124,936,500	JPMorgan Chase London, EMTN, Zero Coupon, 10/21/2010, (IDR), 144A	2,293,429
100,000	Keybank NA, 6.950%, 2/01/2028	88,958

Principal Amount (‡)	Description	Value (†)

	Banking — continued
30,000,000	Kreditanstalt fuer Wiederaufbau, EMTN, 10.750%, 2/01/2010, (ISK)	$197,032
70,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	67,151,755
200,000	Merrill Lynch & Co., Inc., 7.750%, 5/14/2038	225,384
10,000,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	5,514,224
3,200,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,048,321
11,895,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	12,509,936
41,000,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	38,283,791
4,955,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	5,018,246
12,975,000	Morgan Stanley, 4.000%, 1/15/2010	13,076,049
51,525,000	Morgan Stanley, 4.750%, 4/01/2014	51,144,746
4,400,000	Morgan Stanley, 7.300%, 5/13/2019	4,841,206
1,510,000	Morgan Stanley, EMTN, 5.450%, 1/09/2017	1,512,108
2,850,000	Morgan Stanley, GMTN, 5.125%, 11/30/2015, (GBP)	4,483,718
5,300,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,604,342
17,500,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	17,433,640
9,910,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	10,089,807
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	2,527,602
1,325,000	National City Bank, MTN, 5.800%, 6/07/2017	1,322,925
9,826,000	National City Corp., 6.875%, 5/15/2019	10,667,921
3,400,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,537,734
18,250,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	19,505,089

		799,354,532

	Brokerage — 0.6%
54,955,000	Jefferies Group, Inc., 8.500%, 7/15/2019	58,162,613

	Building Materials — 0.7%
4,335,000	Masco Corp., 0.600%, 3/12/2010(b)	4,266,139
2,225,000	Masco Corp., 4.800%, 6/15/2015	2,041,836
10,625,000	Masco Corp., 5.850%, 3/15/2017	9,798,874
6,760,000	Masco Corp., 6.125%, 10/03/2016	6,407,730
790,000	Masco Corp., 6.500%, 8/15/2032	639,202
1,505,000	Masco Corp., 7.750%, 8/01/2029	1,360,746

See accompanying notes to financial statements.

9

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Building Materials — continued
$16,315,000	Owens Corning, Inc., 6.500%, 12/01/2016	$15,918,415
23,003,000	Owens Corning, Inc., 7.000%, 12/01/2036	18,848,290
1,060,000	USG Corp., 6.300%, 11/15/2016	901,000

		60,182,232

	Chemicals — 1.9%
35,520,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	42,897,966
3,545,000	Cytec Industries, Inc., 6.000%, 10/01/2015	3,468,378
17,625,000	Cytec Industries, Inc., 8.950%, 7/01/2017	19,482,446
25,165,000	Lubrizol Corp., 6.500%, 10/01/2034	26,281,672
2,400,000	Methanex Corp., 6.000%, 8/15/2015	2,039,335
68,560,000	PPG Industries, Inc., 6.650%, 3/15/2018	74,748,500

		168,918,297

	Collateralized Mortgage Obligations — 0.0%
1,601,377	CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020	1,374,683
125,077	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 6.027%, 9/25/2036(b)	94,039

		1,468,722

	Commercial Mortgage-Backed Securities — 2.7%
3,000,000	Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037	3,125,981
8,100,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	7,291,427
62,975,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.723%, 6/15/2039(b)	49,716,426
35,130,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.809%, 9/15/2039(b)	27,831,131
5,110,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	4,027,212
24,057,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	21,661,791
15,360,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	13,612,238
20,220,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	18,918,135
8,930,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 5.875%, 4/15/2045(b)	8,304,580

Principal Amount (‡)	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$60,634,099	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.818%, 6/15/2049(b)	$52,998,459
21,993,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	18,538,971
3,200,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.882%, 6/15/2038(b)	3,029,917
1,340,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,043,463
12,700,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.280%, 1/11/2043(b)	12,319,473
3,700,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	3,331,580

		245,750,784

	Construction Machinery — 0.4%
25,000,000	Case New Holland, Inc., 7.750%, 9/01/2013, 144A	24,875,000
4,770,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	5,229,432
6,935,000	Toro Co., 6.625%, 5/01/2037(c)	5,528,242

		35,632,674

	Consumer Cyclical Services — 0.9%
15,350,000	Western Union Co. (The), 5.930%, 10/01/2016	16,633,551
19,330,000	Western Union Co. (The), 6.200%, 11/17/2036	19,404,266
40,000,000	Western Union Co. (The), 6.500%, 2/26/2014	43,686,000

		79,723,817

	Consumer Products — 0.6%
7,620,000	Hasbro, Inc., 6.600%, 7/15/2028	7,249,767
27,427,000	Koninklijke (Royal) Philips Electronics N.V., 6.875%, 3/11/2038	32,069,705
12,010,000	Snap-on, Inc., 6.700%, 3/01/2019	13,251,366
1,335,000	Whirlpool Corp., MTN, 8.000%, 5/01/2012	1,441,002
800,000	Whirlpool Corp., MTN, 8.600%, 5/01/2014	894,900

		54,906,740

	Distributors — 0.9%
10,000,000	EQT Corp., 8.125%, 6/01/2019	11,413,700
61,345,000	Equitable Resources, Inc., 6.500%, 4/01/2018	62,711,276
5,865,000	ONEOK, Inc., 6.000%, 6/15/2035	5,789,506

		79,914,482

	Diversified Manufacturing — 0.9%
1,425,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,528,820

See accompanying notes to financial statements.

10

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — continued
$2,875,000	Textron Financial Corp., 5.400%, 4/28/2013	$2,822,957
1,207,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,123,921
19,200,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	25,943,280
22,055,000	Textron, Inc., 6.200%, 3/15/2015	22,142,316
14,885,000	Textron, Inc., 7.250%, 10/01/2019	15,083,536
10,975,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	14,557,959

		83,202,789

	Electric — 3.2%
40,400,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	40,891,749
500,000	Baltimore Gas & Electric Co., 5.200%, 6/15/2033	452,698
12,021,175	Bruce Mansfield Unit, 6.850%, 6/01/2034(c)	11,739,639
17,815,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	18,746,065
26,290,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	25,431,894
895,000	Commonwealth Edison Co., 4.700%, 4/15/2015	933,904
5,500,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027	6,096,228
1,000,000	Empresa Nacional de Electricidad SA (Endesa-Chile), 8.350%, 8/01/2013	1,154,210
3,681,000	Exelon Corp., 4.900%, 6/15/2015	3,815,743
47,570,000	Illinois Power Co., 6.250%, 4/01/2018	51,101,026
1,905,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	1,944,961
2,830,000	ITC Holdings Corp., 6.375%, 9/30/2036, 144A	2,699,285
9,615,564	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	9,087,766
1,500,000	MidAmerican Energy Holdings Co., 5.875%, 10/01/2012	1,634,291
24,635,000	NiSource Finance Corp., 6.400%, 3/15/2018	24,589,080
22,085,000	NiSource Finance Corp., 6.800%, 1/15/2019	22,610,954
1,565,000	Ohio Edison Co., 6.875%, 7/15/2036	1,792,363
34,750	Quezon Power Philippines Co., 8.860%, 6/15/2017	32,491
51,115,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	55,730,173
500,000	SP Powerassets Ltd., EMTN, 3.730%, 10/22/2010, (SGD)	360,836
8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	9,169,107
1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	927,105

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	$1,167,501

		292,109,069

	Entertainment — 0.2%
4,300,000	Time Warner, Inc., 6.625%, 5/15/2029	4,412,178
755,000	Time Warner, Inc., 6.950%, 1/15/2028	796,000
505,000	Time Warner, Inc., 7.625%, 4/15/2031	565,974
330,000	Time Warner, Inc., 7.700%, 5/01/2032	373,160
3,695,000	Viacom, Inc., 6.125%, 10/05/2017	3,956,536
2,655,000	Viacom, Inc., 6.250%, 4/30/2016	2,863,569
4,182,000	Viacom, Inc., Class B, 6.875%, 4/30/2036	4,417,844

		17,385,261

	Financial Other — 0.3%
27,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	28,006,550

	Food & Beverage — 1.2%
43,520,000	Anheuser-Busch Cos., Inc., 5.375%, 11/15/2014, 144A	46,435,405
6,845,000	Anheuser-Busch Cos., Inc., 5.950%, 1/15/2033	7,001,011
8,760,000	Anheuser-Busch Cos., Inc., 6.450%, 9/01/2037	9,542,005
2,500,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	3,492,320
1,525,000	Cia Brasileira de Bebidas, 8.750%, 9/15/2013	1,784,250
8,630,000	Corn Products International, Inc., 6.625%, 4/15/2037	8,711,813
2,777,000	Kraft Foods, Inc., 6.500%, 8/11/2017	3,004,014
21,385,000	Kraft Foods, Inc., 6.500%, 11/01/2031	22,254,707
7,175,000	Kraft Foods, Inc., 7.000%, 8/11/2037	7,992,670

		110,218,195

	Government Owned - No Guarantee — 5.0%
3,820,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	3,688,443
37,780,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	40,469,067
52,220,000	DP World Ltd., 6.850%, 7/02/2037, 144A	45,926,915
101,460,000	Federal Home Loan Mortgage Corp., 2.125%, 9/21/2012	102,753,209
135,280,000	Federal National Mortgage Association, 1.375%, 4/28/2011	136,459,236
67,635,000	Federal National Mortgage Association, 1.750%, 8/10/2012	67,943,213
42,085,000	Federal National Mortgage Association, 1.875%, 4/20/2012	42,653,779

See accompanying notes to financial statements.

11

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Government Owned - No Guarantee — continued
$15,500,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	$16,338,488
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,178,508

		457,410,858

	Government Sponsored — 0.9%
67,635,000	Federal Home Loan Bank, 1.625%, 9/26/2012	67,463,613
24,230,000	Queensland Treasury Corp., 7.125%, 9/18/2017, (NZD), 144A	18,062,703

		85,526,316

	Health Insurance — 0.9%
5,455,000	CIGNA Corp., 6.150%, 11/15/2036	4,833,948
1,355,000	CIGNA Corp., 6.350%, 3/15/2018	1,358,680
1,603,000	CIGNA Corp., 7.875%, 5/15/2027	1,548,007
1,200,000	CIGNA Corp., (Step to 8.080% on 1/15/2023) 8.300%, 1/15/2033(d)	1,169,419
3,650,000	CIGNA Corp., 8.500%, 5/01/2019	4,189,036
24,830,000	UnitedHealth Group, Inc., 5.800%, 3/15/2036	24,078,694
565,000	UnitedHealth Group, Inc., 6.500%, 6/15/2037	587,232
4,556,000	UnitedHealth Group, Inc., 6.625%, 11/15/2037	4,868,897
2,567,000	UnitedHealth Group, Inc., 6.875%, 2/15/2038	2,862,770
4,835,000	Unum Group, 7.125%, 9/30/2016	4,892,034
27,070,000	WellPoint, Inc., 6.375%, 6/15/2037	29,397,316

		79,786,033

	Healthcare — 1.6%
7,535,000	Covidien International Finance SA, 6.000%, 10/15/2017	8,359,517
17,795,000	Express Scripts, Inc., 6.250%, 6/15/2014	19,555,726
10,730,000	Express Scripts, Inc., 7.250%, 6/15/2019	12,601,849
9,480,000	HCA, Inc., 5.750%, 3/15/2014	8,366,100
1,950,000	HCA, Inc., 6.250%, 2/15/2013	1,862,250
3,930,000	HCA, Inc., 6.300%, 10/01/2012	3,772,800
3,810,000	HCA, Inc., 6.375%, 1/15/2015	3,390,900
4,015,000	HCA, Inc., 6.500%, 2/15/2016	3,563,313
365,000	HCA, Inc., 6.750%, 7/15/2013	349,488
3,000,000	HCA, Inc., 7.050%, 12/01/2027	2,275,263
2,290,000	HCA, Inc., 7.190%, 11/15/2015	2,121,096

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$2,155,000	HCA, Inc., 7.500%, 12/15/2023	$1,739,663
1,310,000	HCA, Inc., 7.500%, 11/06/2033	1,013,648
3,890,000	HCA, Inc., 7.690%, 6/15/2025	3,158,894
4,255,000	HCA, Inc., 8.360%, 4/15/2024	3,462,455
1,225,000	HCA, Inc., MTN, 7.580%, 9/15/2025	991,075
3,135,000	HCA, Inc., MTN, 7.750%, 7/15/2036	2,457,197
2,865,000	Hospira, Inc., 6.050%, 3/30/2017	3,000,156
57,190,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	64,801,875
530,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	477,857

		147,321,122

	Home Construction — 0.3%
850,000	Centex Corp., 5.250%, 6/15/2015	839,375
3,685,000	D.R. Horton, Inc., 5.250%, 2/15/2015	3,436,262
2,050,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	2,014,125
2,605,000	Lennar Corp., Series B, 5.600%, 5/31/2015	2,403,113
1,870,000	Lennar Corp., Series B, 6.500%, 4/15/2016	1,757,800
2,945,000	Pulte Homes, Inc., 5.200%, 2/15/2015	2,797,750
250,000	Pulte Homes, Inc., 5.250%, 1/15/2014	242,500
9,400,000	Pulte Homes, Inc., 6.000%, 2/15/2035	7,097,000
3,645,000	Pulte Homes, Inc., 6.375%, 5/15/2033	2,806,650
3,605,000	Toll Brothers Finance Corp., 5.150%, 5/15/2015	3,466,582

		26,861,157

	Independent Energy — 0.9%
15,680,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	16,189,490
1,940,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	2,611,785
600,000	Questar Market Resources, Inc., 6.050%, 9/01/2016	604,219
48,640,000	Questar Market Resources, Inc., 6.800%, 4/01/2018	49,865,339
3,585,000	Talisman Energy, Inc., 5.850%, 2/01/2037	3,448,215
10,865,000	Talisman Energy, Inc., 6.250%, 2/01/2038	11,083,767

		83,802,815

	Integrated Energy — 0.3%
21,450,000	Marathon Oil Corp., 7.500%, 2/15/2019	24,741,009

See accompanying notes to financial statements.

12

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Integrated Energy — continued
$1,299,175	PF Export Receivables Master Trust, Series A, 6.436%, 6/01/2015, 144A	$1,351,142

		26,092,151

	Life Insurance — 0.1%
9,260,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	7,575,421

	Local Authorities — 0.6%
220,000	Alberta Municipal Funding Corp., 5.700%, 9/01/2011, (CAD)	222,143
7,070,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	5,035,364
24,666	Province of Alberta, 5.930%, 9/16/2016, (CAD)	25,752
500,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	569,009
30,440,000	Quebec Province, Series QC, 6.750%, 11/09/2015, (NZD)	22,151,702
19,325,000	Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011, (AUD)	17,428,029
14,550,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	10,392,629

		55,824,628

	Media Cable — 1.9%
16,251,000	Comcast Corp., 5.650%, 6/15/2035	15,717,463
890,000	Comcast Corp., 6.450%, 3/15/2037	942,411
4,610,000	Comcast Corp., 6.500%, 11/15/2035	4,912,356
32,715,000	Comcast Corp., 6.950%, 8/15/2037	36,515,240
4,100,000	Cox Communications, Inc., Class A, 6.250%, 6/01/2018, 144A	4,349,719
3,750,000	Cox Communications, Inc., Class A, 6.750%, 3/15/2011	3,971,291
18,220,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	17,282,325
4,190,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,417,714
79,880,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	88,248,229
350,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	578,930

		176,935,678

	Media Non-Cable — 0.3%
4,580,000	News America Holdings, 8.150%, 10/17/2036	5,059,856
7,700,000	News America, Inc., 6.150%, 3/01/2037	7,534,042
4,095,000	News America, Inc., 6.200%, 12/15/2034	4,028,976
9,760,000	News America, Inc., 6.400%, 12/15/2035	9,845,673

		26,468,547

	Metals & Mining — 1.2%
5,170,000	Alcoa, Inc., 5.870%, 2/23/2022	4,482,339

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$5,930,000	Alcoa, Inc., 6.750%, 1/15/2028	$5,172,217
5,000,000	ArcelorMittal, 9.850%, 6/01/2019	5,914,020
2,415,000	ArcelorMittal USA Partnership, 9.750%, 4/01/2014	2,529,713
10,775,000	Newmont Mining Corp., 5.875%, 4/01/2035	10,551,979
3,250,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	3,131,658
29,798,000	Rio Tinto Finance (USA) Ltd., 8.950%, 5/01/2014	35,167,212
1,500,000	Teck Cominco Ltd., 7.000%, 9/15/2012	1,541,250
1,985,000	United States Steel Corp., 6.050%, 6/01/2017	1,853,974
4,712,000	United States Steel Corp., 6.650%, 6/01/2037	3,843,286
31,890,000	United States Steel Corp., 7.000%, 2/01/2018	30,626,263
3,735,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,863,973

		108,677,884

	Mortgage Related — 0.0%
145,808	FHLMC, 5.000%, 12/01/2031	151,621
26,561	FNMA, 6.000%, 7/01/2029	28,355

		179,976

	Non-Captive Consumer — 1.5%
5,000,000	American General Finance Corp., Series I, MTN, 5.400%, 12/01/2015	3,506,270
88,895,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	62,171,474
25,000,000	HSBC Finance Corp., 6.375%, 11/27/2012	26,989,000
63,775(†††)	SLM Corp., 6.000%, 12/15/2043	900,981
6,200,000	SLM Corp., EMTN, 4.750%, 3/17/2014, (EUR)	6,668,481
630,000	SLM Corp., MTN, 5.050%, 11/14/2014	463,109
310,000	SLM Corp., MTN, 5.125%, 8/27/2012	265,259
200,000	SLM Corp., Series A, MTN, 4.500%, 7/26/2010	194,333
3,190,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	2,539,428
2,120,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	1,579,640
960,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	602,040
1,680,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	1,400,713
1,470,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	1,125,106
300,000	SLM Corp., Series A, MTN, 5.400%, 10/25/2011	276,816

See accompanying notes to financial statements.

13

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$690,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	$433,067
7,590,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010, (NZD)(c)(e)	5,137,913
31,335,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	24,989,662

		139,243,292

	Non-Captive Diversified — 2.8%
4,152,000	CIT Group, Inc., 5.400%, 2/13/2012	2,725,070
7,550,000	CIT Group, Inc., 5.500%, 12/01/2014, (GBP)	7,118,965
1,750,000	CIT Group, Inc., EMTN, 3.800%, 11/14/2012, (EUR)	1,600,538
350,000	CIT Group, Inc., EMTN, 4.650%, 9/19/2016, (EUR)	294,499
2,050,000	CIT Group, Inc., EMTN, 5.000%, 5/13/2014, (EUR)	1,769,920
4,250,000	CIT Group, Inc., EMTN, 5.500%, 12/20/2016, (GBP)	3,871,521
5,450,000	CIT Group, Inc., GMTN, 4.250%, 9/22/2011, (EUR)	5,064,285
137,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	87,513
1,450,000	CIT Group, Inc., MTN, 4.250%, 3/17/2015, (EUR)	1,230,676
236,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	151,186
717,000	CIT Group, Inc., Series A, GMTN, 6.000%, 4/01/2036	414,240
22,522,000	CIT Group, Inc., Series A, MTN, 7.625%, 11/30/2012	14,668,826
36,465,000	GATX Corp., 4.750%, 10/01/2012	36,686,598
7,515,000	General Electric Capital Australia Funding, EMTN, 8.000%, 2/13/2012, (AUD)	6,820,357
990,000	General Electric Capital Corp., 5.625%, 5/01/2018	985,250
4,775,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	4,379,057
14,535,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	10,070,509
6,200,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	4,183,188
13,400,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	9,201,210
4,200,000	General Electric Capital Corp., Series A, GMTN, 6.625%, 2/04/2010, (NZD)	3,050,399
24,270,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	17,779,721
10,470,000	General Electric Capital Corp., Series A, MTN, 0.809%, 5/13/2024(b)	7,302,071
17,060,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	17,583,503
27,137,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	18,740,365
1,345,000	GMAC, Inc., 6.000%, 12/15/2011	1,232,815

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$1,310,000	GMAC, Inc., 6.625%, 5/15/2012	$1,193,579
1,670,000	GMAC, Inc., 6.750%, 12/01/2014	1,406,995
1,500,000	GMAC, Inc., 6.875%, 9/15/2011	1,411,635
400,000	GMAC, Inc., 6.875%, 8/28/2012	364,501
1,210,000	GMAC, Inc., 7.000%, 2/01/2012	1,114,867
3,142,000	GMAC, Inc., 7.500%, 12/31/2013, 144A	2,749,250
5,664,000	GMAC, Inc., 8.000%, 12/31/2018, 144A	4,276,320
2,335,000	GMAC, Inc., 8.000%, 11/01/2031	1,866,739
5,045,000	GMAC, Inc., EMTN, 5.375%, 6/06/2011, (EUR)	6,791,988
380,000	GMAC, Inc., EMTN, 5.750%, 9/27/2010, (EUR)	536,610
2,930,000	International Lease Finance Corp., 5.000%, 4/15/2010	2,845,534
2,285,000	International Lease Finance Corp., 5.000%, 9/15/2012	1,833,237
6,660,000	International Lease Finance Corp., 5.125%, 11/01/2010	6,236,284
3,280,000	International Lease Finance Corp., 6.375%, 3/25/2013	2,630,422
16,000,000	International Lease Finance Corp., EMTN, 6.625%, 12/07/2009, (GBP)	25,328,422
655,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	535,192
2,755,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/15/2010	2,629,033
5,225,000	iStar Financial, Inc., 5.150%, 3/01/2012	3,108,875
1,000,000	iStar Financial, Inc., 5.375%, 4/15/2010	921,250
330,000	iStar Financial, Inc., 5.500%, 6/15/2012	201,300
3,700,000	iStar Financial, Inc., 5.650%, 9/15/2011	2,553,000
765,000	iStar Financial, Inc., 5.800%, 3/15/2011	543,150
385,000	iStar Financial, Inc., 5.850%, 3/15/2017	201,162
1,605,000	iStar Financial, Inc., 5.875%, 3/15/2016	882,750
745,000	iStar Financial, Inc., 6.050%, 4/15/2015	389,262
535,000	iStar Financial, Inc., 8.625%, 6/01/2013	337,050
335,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	227,800
254,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	137,160
5,680,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	3,237,600

		253,503,249

See accompanying notes to financial statements.

14

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 1.9%
$6,095,000	Nabors Industries, Inc., 6.150%, 2/15/2018	$6,110,213
73,075,000	Nabors Industries, Inc., 9.250%, 1/15/2019	86,843,207
16,665,000	Rowan Cos., Inc., 7.875%, 8/01/2019	17,917,875
600,000	Transocean Ltd., 7.375%, 4/15/2018	704,666
5,905,000	Weatherford International Ltd., 6.500%, 8/01/2036	6,017,720
1,680,000	Weatherford International Ltd., 6.800%, 6/15/2037	1,766,443
5,405,000	Weatherford International Ltd., 7.000%, 3/15/2038	5,826,985
40,400,000	Weatherford International Ltd., 9.625%, 3/01/2019	50,573,892

		175,761,001

	Paper — 1.7%
4,460,000	Celulosa Arauco y Constitucion SA, 7.250%, 7/29/2019, 144A	4,910,643
575,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	511,750
2,460,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,214,000
285,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	262,200
1,340,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	1,326,600
2,280,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	2,302,800
6,295,000	International Paper Co., 5.250%, 4/01/2016	6,298,097
92,495,000	International Paper Co., 7.950%, 6/15/2018	100,260,695
7,777,000	International Paper Co., 8.700%, 6/15/2038	8,621,209
4,210,000	International Paper Co., 9.375%, 5/15/2019	4,929,472
22,860,000	Weyerhaeuser Co., 6.875%, 12/15/2033	19,044,643
5,055,000	Weyerhaeuser Co., 7.375%, 3/15/2032	4,477,618

		155,159,727

	Pharmaceuticals — 1.1%
800,000	Elan Financial PLC, 7.750%, 11/15/2011	815,000
2,280,000	Elan Financial PLC, 8.875%, 12/01/2013	2,297,100
90,000,000	Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	97,296,840
500,000	Schering-Plough Corp., 5.550%, 12/01/2013	547,396

		100,956,336

	Pipelines — 3.6%
5,350,000	CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	5,147,123
2,010,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	1,820,519

Principal Amount (‡)	Description	Value (†)

	Pipelines — continued
$2,470,000	El Paso Corp., 6.950%, 6/01/2028	$2,054,684
1,000,000	El Paso Corp., 12.000%, 12/12/2013	1,140,000
540,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	562,111
1,605,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,665,875
9,455,000	Enterprise Products Operating LLP, 6.300%, 9/15/2017	10,183,820
3,400,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,055,925
4,390,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	4,139,753
82,600,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	86,409,347
310,000	Kinder Morgan Finance Co., 5.700%, 1/05/2016	295,275
33,080,000	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	34,792,882
9,080,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	9,961,695
31,430,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	35,167,058
5,430,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	6,591,298
4,665,000	ONEOK Partners LP, 6.650%, 10/01/2036	4,970,903
10,115,000	Panhandle Eastern Pipe Line Co., 6.200%, 11/01/2017	10,666,045
48,630,000	Panhandle Eastern Pipe Line Co., 7.000%, 6/15/2018	54,113,422
1,435,000	Panhandle Eastern Pipe Line Co., 8.125%, 6/01/2019	1,672,030
2,130,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,210,819
16,025,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	17,164,313
4,595,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	4,839,849
4,215,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,341,024
20,000,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	21,261,400

		325,227,170

	Property & Casualty Insurance — 1.3%
3,460,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	3,600,673
12,652,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	13,341,610
31,010,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	28,499,244
40,534,000	Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	50,794,777
965,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	424,600
2,950,000	White Mountains RE Group, 6.375%, 3/20/2017, 144A	2,637,359

See accompanying notes to financial statements.

15

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Property & Casualty Insurance — continued
$4,830,000	Willis North America, Inc., 6.200%, 3/28/2017	$4,728,010
13,815,000	Willis North America, Inc., 7.000%, 9/29/2019	14,204,845
625,000	XL Capital Ltd., 6.250%, 5/15/2027	552,586
200,000	XL Capital Ltd., 6.375%, 11/15/2024	161,503

		118,945,207

	Railroads — 0.5%
2,390,000	Canadian Pacific Railway Co., 5.750%, 3/15/2033	2,300,977
15,830,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	15,619,683
10,000,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	11,601,080
5,000,000	Canadian Pacific Railway Ltd., MTN, 4.900%, 6/15/2010, (CAD), 144A	4,782,375
1,550,000	CSX Corp., 6.150%, 5/01/2037	1,641,830
7,814,000	CSX Corp., MTN, 6.000%, 10/01/2036	8,058,313
195,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	172,087
243,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(c)	208,980
1,738,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,181,840

		45,567,165

	Refining — 0.0%
3,740,000	Valero Energy Corp., 6.625%, 6/15/2037	3,340,086

	REITs — 1.9%
2,845,000	Camden Property Trust, 5.000%, 6/15/2015	2,707,601
12,015,000	Camden Property Trust, 5.700%, 5/15/2017	11,367,968
1,153,000	Colonial Realty LP, 4.800%, 4/01/2011	1,119,275
4,230,000	Duke Realty LP, 5.950%, 2/15/2017	3,899,091
20,000,000	Duke Realty LP, 6.500%, 1/15/2018	18,794,040
5,000,000	Equity One, Inc., 6.000%, 9/15/2017	4,476,565
1,010,000	ERP Operating LP, 5.125%, 3/15/2016	985,531
1,800,000	ERP Operating LP, 5.375%, 8/01/2016	1,773,646
2,420,000	ERP Operating LP, 5.750%, 6/15/2017	2,397,083
1,960,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,863,066
10,500,000	First Industrial LP, 5.950%, 5/15/2017	7,153,440
14,130,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	12,444,771
2,195,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	2,100,466

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$3,777,000	ProLogis, 5.625%, 11/15/2015	$3,432,202
1,500,000	ProLogis, 5.625%, 11/15/2016	1,345,902
1,865,000	ProLogis, 5.750%, 4/01/2016	1,668,203
9,909,000	ProLogis, 6.625%, 5/15/2018	9,149,891
7,075,000	Realty Income Corp., 6.750%, 8/15/2019	6,890,930
2,480,000	Simon Property Group LP, 5.250%, 12/01/2016	2,444,539
2,040,000	Simon Property Group LP, 5.300%, 5/30/2013	2,085,659
12,475,000	Simon Property Group LP, 5.750%, 12/01/2015	12,760,827
1,930,000	Simon Property Group LP, 5.875%, 3/01/2017	1,968,228
4,155,000	Simon Property Group LP, 6.100%, 5/01/2016	4,270,297
19,525,000	Simon Property Group LP, 10.350%, 4/01/2019	24,297,925
34,655,000	WEA Finance LLC/WT Finance Australia Pty Ltd., 6.750%, 9/02/2019, 144A	35,053,498

		176,450,644

	Restaurants — 0.1%
10,545,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	9,558,958
1,000,000	McDonald’s Corp., EMTN, 3.628%, 10/10/2010, (SGD)	722,143

		10,281,101

	Retailers — 1.2%
33,062,000	Home Depot, Inc. (The), 5.875%, 12/16/2036	32,076,951
8,170,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	7,598,100
16,260,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	13,414,500
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	11,040
7,385,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	6,572,650
8,845,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	7,076,000
1,645,000	Lowe’s Cos., Inc., 6.650%, 9/15/2037	1,910,753
17,730,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	13,968,474
10,695,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	7,796,537
2,750,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,169,379
8,240,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,697,701
7,266,000	Target Corp., 7.000%, 1/15/2038	8,503,952

		108,796,037

See accompanying notes to financial statements.

16

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Sovereigns — 1.6%
438,500(††)	Mexican Fixed Rate Bonds, Series M-10, 7.250%, 12/15/2016, (MXN)	$3,160,826
4,200,900(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	30,520,875
380,000(††)	Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012, (MXN)	3,000,978
29,165,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	26,504,327
31,140,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	28,012,374
20,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	17,278,607
24,705,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	13,387,221
6,285,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	3,902,405
350,000,000	Republic of Iceland, Zero Coupon, 11/16/2009, (ISK)	2,237,245
234,380,000	Republic of Iceland, 7.000%, 3/17/2010, (ISK)	1,511,071
793,200,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	5,084,156
424,400,000	Republic of Iceland, 8.000%, 7/22/2011, (ISK)	2,772,126
999,327,000	Republic of Iceland, 13.750%, 12/10/2010, (ISK)	6,924,369

		144,296,580

	Supermarkets — 0.2%
4,220,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	3,333,800
3,340,000	Kroger Co., 6.400%, 8/15/2017	3,695,553
1,900,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,634,000
1,000,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	772,500
11,100,000	Safeway, Inc., 6.350%, 8/15/2017	12,321,888

		21,757,741

	Supranational — 1.3%
90,000,000	Eurofima, EMTN, 11.000%, 2/05/2010, (ISK)	588,333
113,651,400,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, (IDR), 144A	8,370,105
15,500,000	European Investment Bank, EMTN, 4.600%, 1/30/2037, (CAD), 144A	12,751,506
26,194,000	European Investment Bank, EMTN, 7.000%, 1/18/2012, (NZD)	19,809,428
336,380,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	23,986,870
418,960,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	28,796,185
13,265,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	9,538,214
15,400,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	10,505,847
429,100,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010, (ISK)	2,797,953

		117,144,441

Principal Amount (‡)	Description	Value (†)

	Technology — 3.4%
$8,895,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$9,256,493
4,700,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,577,875
2,035,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	2,198,616
1,050,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,117,774
9,000,000	Avnet, Inc., 5.875%, 3/15/2014	9,357,273
6,230,000	Avnet, Inc., 6.000%, 9/01/2015	6,414,159
1,540,000	Avnet, Inc., 6.625%, 9/15/2016	1,618,323
13,695,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	14,826,549
13,750,000	Corning, Inc., 6.750%, 9/15/2013	14,980,185
1,480,000	Corning, Inc., 6.850%, 3/01/2029	1,510,253
58,825,000	Corning, Inc., 7.000%, 5/15/2024	63,358,113
7,650,000	Corning, Inc., 7.250%, 8/15/2036	8,071,324
56,440,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	58,495,488
7,205,000	Equifax, Inc., 7.000%, 7/01/2037	7,078,523
330,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	219,450
7,965,000	Intuit, Inc., 5.750%, 3/15/2017	8,329,423
55,000,000	KLA-Tencor Corp., 6.900%, 5/01/2018	57,489,685
4,680,000	Motorola, Inc., 5.220%, 10/01/2097	2,569,638
1,730,000	Motorola, Inc., 6.500%, 9/01/2025	1,461,997
4,150,000	Motorola, Inc., 6.500%, 11/15/2028	3,422,966
6,145,000	Motorola, Inc., 6.625%, 11/15/2037	5,146,437
1,625,000	Motorola, Inc., 8.000%, 11/01/2011	1,732,269
2,774,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	3,077,254
5,725,000	Tyco Electronics Group SA, 6.550%, 10/01/2017	5,993,039
782,000	Xerox Corp., 5.500%, 5/15/2012	819,975
11,067,000	Xerox Corp., 6.350%, 5/15/2018	11,505,320
7,265,000	Xerox Corp., 6.750%, 2/01/2017	7,689,429

		311,317,830

	Textile — 0.2%
15,228,000	VF Corp., 6.450%, 11/01/2037	17,024,858

See accompanying notes to financial statements.

17

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Tobacco — 0.9%
$46,086,000	Altria Group, Inc., 8.500%, 11/10/2013	$53,452,386
14,604,000	Altria Group, Inc., 9.250%, 8/06/2019	17,845,445
2,175,000	Altria Group, Inc., 9.700%, 11/10/2018	2,701,474
8,305,000	Reynolds American, Inc., 6.750%, 6/15/2017	8,633,538
2,035,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,015,499

		84,648,342

	Transportation Services — 0.6%
8,620,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	8,654,058
2,885,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	2,561,349
49,956,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	46,764,311

		57,979,718

	Treasuries — 19.1%
365,135,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	341,964,709
26,235,000	Canadian Government, 2.750%, 12/01/2010, (CAD)	25,100,474
31,610,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	30,886,659
229,170,000	Canadian Government, 3.750%, 6/01/2012, (CAD)	225,252,930
198,720,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	192,323,987
4,250,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,250,715
187,955,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	190,047,583
310,490,000	Canadian Government, 5.250%, 6/01/2012, (CAD)	316,493,029
9,600,000	Canadian Government, 5.500%, 6/01/2010, (CAD)	9,265,818
3,430,000	Canadian Government, 5.750%, 6/01/2033, (CAD)	4,085,437
12,530,000	New Zealand Government, 6.000%, 12/15/2017, (NZD)	9,265,893
742,220,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	130,643,107
120,965,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	22,255,269
199,940,000	Norwegian Government, 6.000%, 5/16/2011, (NOK)	36,374,050
142,485,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	27,172,302
100,000,000	U.S. Treasury Note, 1.000%, 8/31/2011	100,175,800
80,000,000	U.S. Treasury Note, 3.125%, 5/15/2019	78,718,720

		1,744,276,482

	Wireless — 0.9%
5,255,000	ALLTEL Corp., 7.875%, 7/01/2032	6,469,010

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$8,650,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	$7,763,375
1,220,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	1,131,550
15,710,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	13,903,350
6,512,000	Sprint Capital Corp., 6.875%, 11/15/2028	5,437,520
1,800,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,611,000
625,000	Sprint Capital Corp., 8.750%, 3/15/2032	590,625
93,000	Sprint Nextel Corp., 6.000%, 12/01/2016	83,003
32,100,000	Verizon Wireless Capital LLC, 8.500%, 11/15/2018, 144A	40,081,087
1,654,000	Vodafone Group PLC, 5.000%, 9/15/2015	1,747,868

		78,818,388

	Wirelines — 3.9%
19,610,000	AT&T Corp., 6.500%, 3/15/2029	20,383,654
11,980,000	AT&T, Inc., 6.500%, 9/01/2037	12,872,594
415,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	414,736
3,250,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	2,834,769
1,915,000	BellSouth Corp., 6.000%, 11/15/2034	1,940,027
1,710,000	BellSouth Corp., 6.550%, 6/15/2034	1,830,375
3,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,710,800
6,810,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	6,761,894
134,165,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	143,781,813
3,350,000	GTE Corp., 6.940%, 4/15/2028	3,601,880
65,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	53,950
560,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	493,500
2,700,000	New England Telephone & Telegraph, 7.875%, 11/15/2029	3,063,946
1,735,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,427,037
2,815,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,125,325
4,465,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	3,772,925
970,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	773,575
340,000	Qwest Corp., 6.500%, 6/01/2017	319,600
10,720,000	Qwest Corp., 6.875%, 9/15/2033	8,683,200
890,000	Qwest Corp., 7.200%, 11/10/2026	743,150

See accompanying notes to financial statements.

18

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$1,265,000	Qwest Corp., 7.250%, 9/15/2025	$1,091,062
4,295,000	Qwest Corp., 7.250%, 10/15/2035	3,457,475
1,600,000	Qwest Corp., 7.500%, 6/15/2023	1,456,000
17,170,000	Telecom Italia Capital SA, 4.875%, 10/01/2010	17,649,232
11,215,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	10,933,156
4,180,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	4,271,091
785,000	Telefonica Emisiones SAU, 5.877%, 7/15/2019	852,915
3,536,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,184,524
4,265,000	Telefonica Europe BV, 7.750%, 9/15/2010	4,511,491
14,445,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	13,803,330
8,375,000	Verizon Communications, Inc., 5.850%, 9/15/2035	8,431,598
3,676,000	Verizon Communications, Inc., 6.100%, 4/15/2018	3,970,043
18,485,000	Verizon Communications, Inc., 8.950%, 3/01/2039	25,323,803
5,674,000	Verizon Maryland, Inc., 5.125%, 6/15/2033	4,828,353
14,540,000	Verizon New England, Inc., 6.500%, 9/15/2011	15,634,004
7,047,000	Verizon New York, Inc., Series B, 7.375%, 4/01/2032	7,727,064
5,375,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,010,656

		351,724,547

	Total Non-Convertible Bonds (Identified Cost $7,899,208,240)	8,466,489,633

Convertible Bonds — 2.1%
	Media Non-Cable — 0.0%
534,721	Liberty Media LLC, 3.500%, 1/15/2031	328,185

	Non-Captive Diversified — 0.1%
9,920,000	iStar Financial, Inc., 1.097%, 10/01/2012(b)	4,960,000

	Oil Field Services — 0.1%
505,000	Transocean, Inc., 1.500%, 12/15/2037	487,325
7,050,000	Transocean, Inc., Series C, 1.500%, 12/15/2037	6,715,125

		7,202,450

	Pharmaceuticals — 0.1%
3,997,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	6,630,024

	REITs — 0.1%
1,400,000	ERP Operating LP, 3.850%, 8/15/2026	1,386,924
10,673,000	ProLogis, 1.875%, 11/15/2037	9,112,074

Principal Amount (‡)	Description	Value (†)

	REITs — continued
$4,070,000	ProLogis, 2.250%, 4/01/2037	$3,668,087

		14,167,085

	Technology — 1.6%
1,405,000	Intel Corp., 2.950%, 12/15/2035	1,253,963
140,000,000	Intel Corp., 3.250%, 8/01/2039, 144A	149,625,000

		150,878,963

	Wireless — 0.0%
5,200,000	NII Holdings, Inc., 3.125%, 6/15/2012	4,543,500

	Wirelines — 0.1%
2,735,000	Level 3 Communications, Inc., 3.500%, 6/15/2012	2,174,325
230,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	204,700
2,990,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,169,400

		5,548,425

	Total Convertible Bonds (Identified Cost $185,180,028)	194,258,632

Municipals — 0.5%
	California — 0.2%
1,305,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), 3.750%, 8/01/2028, Series C	1,092,141
480,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area), 3.750%, 8/01/2028, Series C, (Registered), (MBIA insured)	426,182
1,620,000	State of California, 4.500%, 8/01/2027, (AMBAC insured)	1,577,264
4,515,000	State of California, 4.500%, 10/01/2029	4,297,513
1,315,000	State of California, 4.500%, 8/01/2030, (AMBAC insured)	1,245,108
1,135,000	State of California, 4.500%, 8/01/2030	1,074,675
840,000	State of California (Various Purpose), 3.250%, 12/01/2027	684,256
3,965,000	State of California (Various Purpose), 4.500%, 12/01/2033, (AMBAC insured)	3,618,776

		14,015,915

	District Of Columbia — 0.2%
15,000,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	16,228,950

	Illinois — 0.0%
540,000	Chicago O’Hare International Airport, 4.500%, 1/01/2038, Series A, (FSA insured)	535,696

	Michigan — 0.0%
2,615,000	Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034(c)	2,090,588

	Nebraska — 0.0%
1,950,000	Omaha Public Power District, 4.500%, 2/01/2034, Series AA, (FGIC insured)	1,984,983

See accompanying notes to financial statements.

19

LOOMIS SAYLES INVESTMENT GRADE BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2009

Principal Amount (‡)	Description	Value (†)

	Ohio — 0.1%
$6,570,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	$5,329,584

	Wisconsin — 0.0%
260,000	Wisconsin Housing & Economic Development Authority, 4.900%, 11/01/2035, Series E	260,117

	Total Municipals (Identified Cost $39,997,085)	40,445,833

	Total Bonds and Notes (Identified Cost $8,124,385,353)	8,701,194,098

Short-Term Investments — 3.7%
342,620,918	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2009 at 0.000% to be repurchased at $342,620,918 on 10/01/2009 collateralized by $281,275,000 Federal Home Loan Mortgage Corp. Discount Note, due 12/31/2009 valued at $281,134,363; $68,375,000 Federal National Mortgage Association Discount Note, due 12/31/2009 valued at $68,340,813 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $342,620,918)	342,620,918

	Total Investments — 98.9% (Identified Cost $8,467,006,271)(a)	9,043,815,016
	Other assets less liabilities — 1.1%	98,272,248

	Net Assets — 100.0%	$9,142,087,264

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
	At September 30, 2009, the net unrealized appreciation on investments based on a cost of $8,481,242,709 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$713,055,274
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(150,482,967)

	Net unrealized appreciation	$562,572,307

(b)	Variable rate security. Rate as of September 30, 2009 is disclosed.
(c)	Illiquid security. At September 30, 2009, the value of these securities amounted to $148,082,105 or 1.6% of net assets.
(d)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2009 the value of this security amounted to $5,137,913 or 0.1% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the total value of these securities amounted to $1,058,247,866 or 11.6% of net assets.

ABS	Asset-Backed Securities
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investor Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thai Baht

Industry Summary at September 30, 2009 (Unaudited)

Treasuries	19.1%
Banking	8.7
Technology	5.0
Government Owned—No Guarantee	5.0
Wirelines	4.0
Pipelines	3.6
Electric	3.2
Non-Captive Diversified	2.9
Commercial Mortgage-Backed Securities	2.7
REITs	2.0
Oil Field Services	2.0
Other Investments, less than 2% each	37.0
Short-Term Investments	3.7

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

Currency Exposure at September 30, 2009 as a Percentage of Net Assets (Unaudited)

United States Dollar	75.2%
Canadian Dollar	15.2
Norwegian Krone	2.4
Other, less than 2% each	6.1

Total Investments	98.9
Other assets less liabilities	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

ASSETS
Investments at cost	$8,467,006,271
Net unrealized appreciation	576,808,745

Investments at value	9,043,815,016
Foreign currency at value (identified cost $1,260,352)	1,286,197
Receivable for Fund shares sold	53,035,884
Receivable for securities sold	34,458,891
Interest receivable	125,090,356
Receivable from investment adviser (Note 5)	4,377
Tax reclaims receivable	139,316

TOTAL ASSETS	9,257,830,037

LIABILITIES
Payable for securities purchased	78,771,192
Payable for Fund shares redeemed	32,662,929
Foreign taxes payable	52,174
Management fees payable (Note 5)	2,931,003
Administrative fees payable (Note 5)	359,589
Deferred Trustees’ fees (Note 5)	165,322
Service and distribution fees payable (Note 5)	91,924
Other accounts payable and accrued expenses	708,640

TOTAL LIABILITIES	115,742,773

NET ASSETS	$9,142,087,264

NET ASSETS CONSIST OF:
Paid-in capital	$8,547,915,277
Undistributed net investment income	35,750,437
Accumulated net realized loss on investments and foreign currency transactions	(19,837,825)
Net unrealized appreciation on investments and foreign currency translations	578,259,375

NET ASSETS	$9,142,087,264

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,946,488,549

Shares of beneficial interest	253,085,908

Net asset value and redemption price per share	$11.64

Offering price per share (100/95.50 of $11.64) (Note 1)	$12.19

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$17,489,394

Shares of beneficial interest	1,509,106

Net asset value and offering price per share	$11.59

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,495,304,950

Shares of beneficial interest	215,824,336

Net asset value and offering price per share	$11.56

Class Y shares:
Net assets	$3,531,187,154

Shares of beneficial interest	303,110,195

Net asset value, offering and redemption price per share	$11.65

Class J shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$151,617,217

Shares of beneficial interest	13,037,910

Net asset value and redemption price per share	$11.63

Offering price per share (100/96.50 of $11.63) (Note 1)	$12.05

See accompanying notes to financial statements.

21

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2009

INVESTMENT INCOME
Interest	$408,973,544
Securities lending income (Note 2)	12,173
Less net foreign taxes withheld	(285,986)

408,699,731

Expenses
Management fees (Note 5)	24,655,556
Service fees - Class A (Note 5)	5,625,303
Service and distribution fees - Class B (Note 5)	157,899
Service and distribution fees - Class C (Note 5)	17,661,984
Service and distribution fees - Class J (Note 5)	1,144,720
Trustees’ fees and expenses (Note 5)	107,614
Administrative fees (Note 5)	3,093,302
Custodian fees and expenses	263,224
Transfer agent fees and expenses - Class A (Note 5)	1,713,601
Transfer agent fees and expenses - Class B (Note 5)	13,270
Transfer agent fees and expenses - Class C (Note 5)	1,357,208
Transfer agent fees and expenses - Class Y (Note 5)	1,172,654
Transfer agent fees and expenses - Class J (Note 5)	9,100
Audit and tax services fees	56,693
Legal fees - Class A	79,809
Legal fees - Class B	590
Legal fees - Class C	61,304
Legal fees - Class Y	63,907
Legal fees - Class J	25,747
Shareholder reporting expenses - Class A	209,403
Shareholder reporting expenses - Class B	2,682
Shareholder reporting expenses - Class C	179,077
Shareholder reporting expenses - Class Y	119,108
Shareholder reporting expenses - Class J	110,648
Registration fees - Class A	120,621
Registration fees - Class B	17,205
Registration fees - Class C	96,496
Registration fees - Class Y	280,567
Registration fees - Class J	2,326
Miscellaneous expenses	184,748

Total expenses	58,586,366
Less fee reduction and/or expense reimbursement (Note 5)	(8,509)

Net expenses	58,577,857

Net investment income	350,121,874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(23,503,094)
Foreign currency transactions	263,037
Net change in unrealized appreciation (depreciation) on:
Investments	1,083,089,296
Foreign currency translations	2,962,764

Net realized and unrealized gain on investments and foreign currency transactions	1,062,812,003

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,412,933,877

See accompanying notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2009	Year Ended September 30, 2008
FROM OPERATIONS:
Net investment income	$350,121,874	$187,092,207
Net realized gain (loss) on investments and foreign currency transactions	(23,240,057)	70,516,187
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,086,052,060	(568,566,913)

Net increase (decrease) in net assets resulting from operations	1,412,933,877	(310,958,519)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(126,482,744)	(83,130,555)
Class B	(778,099)	(806,347)
Class C	(86,396,910)	(50,818,767)
Class Y	(111,617,170)	(47,348,532)
Class J	(8,135,019)	(8,734,457)
Net realized capital gains
Class A	(24,679,708)	—
Class B	(203,042)	—
Class C	(18,444,267)	—
Class Y	(16,568,771)	—
Class J	(2,097,657)	—

Total distributions	(395,403,387)	(190,838,658)

INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	3,695,970,881	2,843,305,497

Net increase in net assets	4,713,501,371	2,341,508,320
NET ASSETS
Beginning of year	4,428,585,893	2,087,077,573

End of year	$9,142,087,264	$4,428,585,893

UNDISTRIBUTED NET INVESTMENT INCOME	$35,750,437	$25,666,898

See accompanying notes to financial statements.

23

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24

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INVESTMENT GRADE BOND FUND
Class A
9/30/2009	$10.54	$0.60	$1.22	$1.82	$(0.59)	$(0.13)	$(0.72)
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)
9/30/2006	11.71	0.51	0.10	0.61	(0.75)	(0.22)	(0.97)
9/30/2005	11.84	0.49	0.29	0.78	(0.74)	(0.17)	(0.91)
Class B
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)
9/30/2006	11.67	0.42	0.10	0.52	(0.66)	(0.22)	(0.88)
9/30/2005	11.82	0.41	0.27	0.68	(0.66)	(0.17)	(0.83)
Class C
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)
9/30/2006	11.66	0.42	0.11	0.53	(0.67)	(0.22)	(0.89)
9/30/2005	11.81	0.40	0.28	0.68	(0.66)	(0.17)	(0.83)
Class Y
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)
9/30/2006	11.71	0.55	0.11	0.66	(0.79)	(0.22)	(1.01)
9/30/2005	11.85	0.54	0.28	0.82	(0.79)	(0.17)	(0.96)
Class J
9/30/2009	10.53	0.55	1.22	1.77	(0.54)	(0.13)	(0.67)
9/30/2008	11.71	0.54	(1.14)	(0.60)	(0.58)	—	(0.58)
9/30/2007	11.34	0.52	0.42	0.94	(0.57)	—	(0.57)
9/30/2006	11.69	0.46	0.11	0.57	(0.70)	(0.22)	(0.92)
9/30/2005	11.83	0.46	0.27	0.73	(0.70)	(0.17)	(0.87)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A and Class J and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

25

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$11.64	18.64	$2,946,489	0.80		0.80		5.87	30
10.54	(5.12)	1,867,335	0.80		0.80		5.20	35
11.73	9.14	834,736	0.83		0.83		5.05	35
11.35	5.63	152,054	0.92	(f)	0.92	(f)	4.59	35
11.71	6.83	39,168	0.95		1.14		4.21	28

$11.59	17.59	17,489	1.67		1.67		5.07	30
10.50	(5.88)	16,009	1.65	(g)	1.65	(g)	4.29	35
11.68	8.17	17,082	1.70		1.71		4.16	35
11.31	4.83	5,525	1.70		1.89		3.75	35
11.67	5.89	3,443	1.70		2.18		3.47	28

$11.56	17.80	2,495,305	1.56		1.56		5.09	30
10.47	(5.84)	1,333,421	1.55		1.55		4.45	35
11.66	8.28	605,934	1.57		1.57		4.30	35
11.30	4.87	82,863	1.70	(f)	1.70	(f)	3.79	35
11.66	5.91	27,992	1.70		1.97		3.45	28

$11.65	18.94	3,531,187	0.54		0.54		6.01	30
10.55	(4.79)	1,044,046	0.53		0.53		5.48	35
11.73	9.32	448,873	0.55	(g)	0.55	(g)	5.33	35
11.36	6.09	76,548	0.55		0.63		4.94	35
11.71	7.13	26,012	0.55		0.82		4.61	28

$11.63	18.05	151,617	1.30		1.31		5.48	30
10.53	(5.50)	167,775	1.28		1.28		4.66	35
11.71	8.52	180,453	1.28		1.28		4.57	35
11.34	5.29	214,894	1.30	(f)	1.30	(f)	4.09	35
11.69	6.36	314,418	1.30		1.35		3.89	28

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.06%, 0.09% and 0.03% for Class A, Class C and Class J, respectively.
(g)	Includes fee/expense recovery of less than 0.01% for Class B and Class Y, respectively.

26

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund” or the “Investment Grade Bond Fund”).

The Fund offers Class A, Class C, Class Y and Class J shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Fund’s Prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s Prospectus. Class J shares are only offered to non-U.S. investors and are sold with a maximum front-end sales charge of 3.50%.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees, registration, legal, shareholder reporting and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 23, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosure in the Notes to Financial Statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

27

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 2009, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2009 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as defaulted bonds, distribution redesignations, foreign currency transactions, paydown adjustments and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization accruals, deferred Trustees’ fees, defaulted bond accruals, securities lending collateral gain/loss adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2009 and 2008 were as follows:

2009 Distributions Paid From:			2008 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$ 386,232,314	$9,171,073	$395,403,387	$190,838,658	$—	$190,838,658

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

28

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$35,968,831
Undistributed long-term capital gains	—

Total undistributed earnings	35,968,831
Capital loss carryforward:
Expires September 30, 2017	(1,891,321)
Deferred net capital losses (post- October 2008)	(3,774,568)
Unrealized appreciation	564,087,439

Total accumulated earnings	$594,390,381

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 100% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. It is the Fund’s policy, regarding tri-party arrangements, that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund bears the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

As of September 30, 2009 there were no securities on loan.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  Effective October 1, 2008, the Fund adopted accounting standards related to fair value measurements and disclosures which establish a hierarchy for which various inputs are used in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$133,271,472	$—	$133,271,472
ABS Credit Card	—	130,607,256	—	130,607,256
ABS Other	—	19,228,562	39,800,000	59,028,562
Airlines	—	145,382,700	14,176,691	159,559,391
Automotive	—	43,773,580	630,087	44,403,667
Banking	—	799,354,532	—	799,354,532
Brokerage	—	58,162,613	—	58,162,613
Building Materials	—	60,182,232	—	60,182,232
Chemicals	—	168,918,297	—	168,918,297
Collateralized Mortgage Obligations	—	1,468,722	—	1,468,722
Commercial Mortgage-Backed Securities	—	245,750,784	—	245,750,784
Construction Machinery	—	35,632,674	—	35,632,674
Consumer Cyclical Services	—	79,723,817	—	79,723,817
Consumer Products	—	54,906,740	—	54,906,740
Distributors	—	79,914,482	—	79,914,482
Diversified Manufacturing	—	68,644,830	14,557,959	83,202,789
Electric	—	292,109,069	—	292,109,069
Entertainment	—	17,385,261	—	17,385,261
Financial Other	—	28,006,550	—	28,006,550
Food & Beverage	—	110,218,195	—	110,218,195
Government Owned – No Guarantee	—	457,410,858	—	457,410,858
Government Sponsored	—	85,526,316	—	85,526,316
Health Insurance	—	79,786,033	—	79,786,033
Healthcare	—	147,321,122	—	147,321,122
Home Construction	—	26,861,157	—	26,861,157
Independent Energy	—	83,802,815	—	83,802,815
Integrated Energy	—	24,741,009	1,351,142	26,092,151
Life Insurance	—	7,575,421	—	7,575,421
Local Authorities	—	55,824,628	—	55,824,628
Media Cable	—	176,935,678	—	176,935,678
Media Non-Cable	—	26,468,547	—	26,468,547
Metals & Mining	—	108,677,884	—	108,677,884
Mortgage Related	—	179,976	—	179,976
Non-Captive Consumer	—	134,105,379	5,137,913	139,243,292
Non-Captive Diversified	—	253,503,249	—	253,503,249
Oil Field Services	—	175,761,001	—	175,761,001
Paper	—	155,159,727	—	155,159,727
Pharmaceuticals	—	100,956,336	—	100,956,336
Pipelines	—	325,227,170	—	325,227,170
Property & Casualty Insurance	—	118,945,207	—	118,945,207
Railroads	—	45,567,165	—	45,567,165
Refining	—	3,340,086	—	3,340,086
REITs	—	176,450,644	—	176,450,644
Restaurants	—	10,281,101	—	10,281,101
Retailers	—	108,796,037	—	108,796,037
Sovereigns	—	144,296,580	—	144,296,580
Supermarkets	—	21,757,741	—	21,757,741
Supranational	—	108,774,336	8,370,105	117,144,441
Technology	—	311,317,830	—	311,317,830
Textile	—	17,024,858	—	17,024,858

30

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total

Bonds and Notes (continued)
Non-Convertible Bonds (continued)
Tobacco	$—	$84,648,342	$—	$84,648,342
Transportation Services	—	57,979,718	—	57,979,718
Treasuries	—	1,744,276,482	—	1,744,276,482
Wireless	—	78,818,388	—	78,818,388
Wirelines	—	351,724,547	—	351,724,547

Total Non-Convertible Bonds	—	8,382,465,736	84,023,897	8,466,489,633

Convertible Bonds
Media Non-Cable	—	328,185	—	328,185
Non-Captive Diversified	—	4,960,000	—	4,960,000
Oil Field Services	—	7,202,450	—	7,202,450
Pharmaceuticals	—	6,630,024	—	6,630,024
REITs	—	14,167,085	—	14,167,085
Technology	—	150,878,963	—	150,878,963
Wireless	—	4,543,500	—	4,543,500
Wirelines	—	2,379,025	3,169,400	5,548,425

Total Convertible Bonds	—	191,089,232	3,169,400	194,258,632

Municipals (a)	—	40,445,833	—	40,445,833

Total Bonds and Notes	—	8,614,000,801	87,193,297	8,701,194,098

Short-Term Investments	342,620,918	—	—	342,620,918

Total	$342,620,918	$8,614,000,801	$87,193,297	$9,043,815,016

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2009:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in/(out) Level 3	Balance as of September 30, 2009

Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$5,110	$39,794,890	$—	$39,800,000
Airlines	7,077,300	—	—	4,065,275	(2,317,349)	5,351,465	14,176,691
Automotive	—	1,134	—	(7,431)	—	636,384	630,087
Banking	30,706,384	2,642,505	(17,458,194)	7,047,991	(17,335,504)	(5,603,182)	—
Collateralized Mortgage Obligations	107,273	—	2,361	8,319	(23,914)	(94,039)	—
Diversified Manufacturing	—	68,079	—	1,084,571	13,405,309	—	14,557,959
Independent Energy	1,390,484	39,442	—	561,271	620,588	(2,611,785)	—
Integrated Energy	1,570,862	—	—	6,215	(225,935)	—	1,351,142
Life Insurance	5,445,760	8,720	567,288	3,989,283	(10,011,051)	—	—
Media Non-Cable	360,000	537	(828,763)	635,726	(167,500)	—	—
Non-Captive Consumer	9,016,044	346,651	—	2,443,699	—	(6,668,481)	5,137,913
Non-Captive Diversified	262,150	570	—	74,330	—	(337,050)	—
Property & Casualty Insurance	511,450	521	—	(87,371)	—	(424,600)	—
Supranational	52,476,860	2,560,753	—	5,806,261	309,286	(52,783,055)	8,370,105
Convertible Bonds					—	—
Wirelines	—	2,272	—	236,928	2,930,200	—	3,169,400

Total	$108,924,567	$5,671,184	$(17,717,308)	$25,870,177	$26,979,020	$(62,534,343)	$87,193,297

31

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

4.  Purchases and Sales of Securities.  For the year ended September 30, 2009, purchases and sales of securities (excluding short-term investments and U.S. government/agency securities and including paydowns) were $4,551,512,516 and $1,405,648,274, respectively. Purchases and sales of U.S. government/agency securities (excluding short-term investments and including paydowns) were $907,238,462 and $320,971,662, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to reduce management fees and/or reimburse certain expenses associated with the Fund to limit its operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2010 and will be reevaluated on an annual basis. For the year ended September 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Class J
0.95%	1.70%	1.70%	0.55%	1.30%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced.

For the year ended September 30, 2009, the management fees for the Fund were $24,655,556 (0.40% of average daily net assets).

For the year ended September 30, 2009, expenses have been reimbursed as follows:

Reimbursement[1]
Class A	Class B	Class C	Class Y	Class J	Total
$—	$—	$—	$—	$8,509	$8,509

1Expense reimbursements are subject to possible recovery until September 30, 2010.

There were no expenses recovered during the year ended September 30, 2009 as permitted under the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

For the year ended September 30, 2009, the Fund paid $3,093,302 in administrative fees to Natixis Advisors.

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Fund, except Class J shares of the Fund. The Fund has entered into a distribution agreement relating to Class J shares with Loomis Sayles Distributors, L.P. (“Loomis Sayles Distributors”), a wholly-owned subsidiary of Natixis US.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

32

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

Class J shares are subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee, at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

For the year ended September 30, 2009 the Fund paid the following service and distribution fees:

Service Fees				Distribution Fees
Class A	Class B	Class C	Class J	Class B	Class C	Class J
$5,625,303	$39,475	$4,415,496	$381,573	$118,424	$13,246,488	$763,147

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended September 30, 2009, the Fund paid the following sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Class A	Class B	Class C	Class Y	Class J
$1,269,911	$9,095	$531,893	$1,062,678	$—

e.  Commissions.  The Fund has been informed that commissions (including CDSCs) on Fund shares retained by Natixis Distributors were $6,889,980 and commissions on Fund shares retained by Loomis Sayles Distributors by investors in Class J shares of the Fund were $61,983 for the year ended September 30, 2009.

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statement of Assets and Liabilities.

33

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2009

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2009, the Fund had no borrowings under these agreements.

7.  Shareholders.  At September 30, 2009, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 448,355 shares of beneficial interest of Class Y shares.

8.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	200,269,071	$2,017,489,461	141,854,364	$1,656,977,467
Issued in connection with the reinvestment of distributions	11,250,899	113,354,829	5,123,079	59,622,406
Redeemed	(135,581,311)	(1,374,597,415)	(41,000,347)	(471,380,105)

Net change	75,938,659	$756,246,875	105,977,096	$1,245,219,768

Class B
Issued from the sale of shares	342,411	$3,353,183	238,331	$2,759,530
Issued in connection with the reinvestment of distributions	47,761	475,214	32,911	382,852
Redeemed	(406,153)	(4,093,030)	(208,730)	(2,405,675)

Net change	(15,981)	$(264,633)	62,512	$736,707

Class C
Issued from the sale of shares	125,777,319	$1,258,454,707	86,193,536	$1,001,609,060
Issued in connection with the reinvestment of distributions	4,814,937	48,253,057	1,861,389	21,543,304
Redeemed	(42,064,857)	(423,168,232)	(12,717,963)	(145,036,821)

Net change	88,527,399	$883,539,532	75,336,962	$878,115,543

Class Y
Issued from the sale of shares	271,785,951	$2,773,164,198	84,132,384	$980,528,103
Issued in connection with the reinvestment of distributions	8,469,829	85,983,440	2,701,331	31,421,337
Redeemed	(76,132,184)	(772,285,683)	(26,105,415)	(298,275,048)

Net change	204,123,596	$2,086,861,955	60,728,300	$713,674,392

Class J
Issued from the sale of shares	1,250,300	$12,326,154	2,839,200	$32,261,445
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,148,420)	(42,739,002)	(2,306,870)	(26,702,358)

Net change	(2,898,120)	$(30,412,848)	532,330	$5,559,087

Increase (decrease) from capital share transactions	365,675,553	$3,695,970,881	242,637,200	$2,843,305,497

9.  Concentration of Risk.  The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 23, 2009

35

2009 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Fund designated $9,171,073 as capital gains dividends paid during the year ended September 30, 2009, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2009, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Qualified Interest Income.  For the fiscal year ending September 30, 2009, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified interest income eligible for reduced tax with holding rates for foreign shareholders. Complete information will be reported in conjunction with dividend information provided to foreign shareholders.

36

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	39 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	39 None

Edward A. Benjamin (1938)	Trustee Since 2002 Chairman of the Contract Review and Governance Committee	Retired	39 None

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Audit Committee	Chairman, (formerly, President and Chief Executive Officer) Cain Brothers & Company, Incorporated (investment banking)	39 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee Since 2008 Audit Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	39 None

Wendell J. Knox**** (1948)	Trustee Since 2009 Contract Review and Governance Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	39 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	39 Director, Verizon Communications; Director, AES Corporation (international power company)

37

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	39 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	39 None

John T. Hailer[2] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	39 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Knox was appointed as trustee effective July 1, 2009.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

38

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

David Giunta (1965)	President	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

39

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	2008	2009	2008	2009	2008	2009	2008	2009
Loomis Sayles Funds II	$419,167	$418,399	$29,851	$4,266	$131,205	$105,143	$29,562	$25,795

1.	Audit-related fees consist of:

2008 – a) performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, b) services related to the implementation of a new accounting standard, c) performance of agreed upon procedures related to a fund merger with the Loomis Sayles Value Fund and d) consulting services with respect to potential derivative investments for the Loomis Sayles Mid Cap Growth Fund.

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2008 - review of year-end shareholder reporting and the Registrant’s tax returns and consulting services with respect to potential derivative investments for the Loomis Sayles Mid Cap Growth Fund.

2009 - review of Registrant’s tax returns and consulting services with respect to new security types.

3.	All other fees consist of:

2008 - filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

2009 - filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

Aggregate fees billed to the Registrant for non-audit services during 2008 and 2009 were $190,618 and $135,204, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Registrant’s principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Registrant (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2008	2009	2008	2009	2008	2009
Control Affiliates	$12,000	$12,000	$—	$6,500	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2008 and 2009 were $12,000 and $18,500, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT J. BLANDING
Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	November 23, 2009

By:	/s/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 23, 2009